Peoples Bancorp, Inc.

                         Conversion Valuation Appraisal




Date Issued:             December 17, 1997

Date of Market Prices:   December 18, 1997

--------------------------------------------------------------------------------

                                Table of Contents
                              Peoples Bancorp, Inc.
                            Lawrenceville, New Jersey


INTRODUCTION                                                                   1
--------------------------------------------------------------------------------


1.  OVERVIEW AND FINANCIAL ANALYSIS                                            6
--------------------------------------------------------------------------------

   GENERAL OVERVIEW                                                            6
   HISTORY                                                                     7
   STRATEGIC DIRECTION                                                         8
   BALANCE SHEET TRENDS                                                       10
   LOAN PORTFOLIO                                                             13
   SECURITIES                                                                 16
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                 17
   ASSET QUALITY                                                              18
   FUNDING COMPOSITION                                                        21
   ASSET/LIABILITY MANAGEMENT                                                 23
   NET WORTH AND CAPITAL                                                      24
   INCOME AND EXPENSE TRENDS                                                  25
   SUBSIDIARIES                                                               29
   LEGAL PROCEEDINGS                                                          29


2.  MARKET AREA ANALYSIS                                                      30
--------------------------------------------------------------------------------

   MARKET AREA DEMOGRAPHICS                                                   30
   MARKET AREA DEPOSIT CHARACTERISTICS                                        34


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS                                  35
--------------------------------------------------------------------------------

   INTRODUCTION                                                               35
   SELECTION SCREENS                                                          35
   SELECTION CRITERIA                                                         36
   COMPARABLE GROUP PROFILES                                                  38
   CORPORATE DATA                                                             43
   KEY FINANCIAL DATA                                                         44
   CAPITAL DATA                                                               45
   ASSET QUALITY DATA                                                         46
   PROFITABILITY DATA                                                         47
   INCOME STATEMENT DATA                                                      48
   GROWTH DATA                                                                49
   MARKET CAPITALIZATION DATA                                                 50
   DIVIDEND DATA                                                              51

--------------------------------------------------------------------------------

   PRICING DATA                                                               52
   EARNINGS DATA                                                              53


4.  MARKET VALUE DETERMINATION                                                54
--------------------------------------------------------------------------------

   INTRODUCTION                                                               54
   BALANCE SHEET STRENGTH                                                     55
   ASSET QUALITY                                                              56
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                57
   MARKET AREA                                                                61
   MANAGEMENT                                                                 62
   DIVIDENDS                                                                  63
   LIQUIDITY OF THE ISSUE                                                     64
   SUBSCRIPTION INTEREST                                                      65
   RECENT REGULATORY MATTERS                                                  66
   MARKET FOR SEASONED THRIFT STOCKS                                          67
   SECOND STEP CONVERSIONS                                                    71
   ACQUISITION MARKET                                                         73
   ADJUSTMENTS TO VALUE                                                       78
   VALUATION APPROACH                                                         79
   VALUATION CONCLUSION                                                       84


--------------------------------------------------------------------------------

                                 List of Figures
                              Peoples Bancorp, Inc.
                            Lawrenceville, New Jersey

FIGURE 1 - CURRENT BRANCH LIST                                                 6
FIGURE 2 - ASSET AND RETAINED EARNINGS CHART                                  10
FIGURE 3 - AVERAGE YIELDS AND COSTS                                           11
FIGURE 4 - KEY BALANCE SHEET DATA                                             12
FIGURE 5 - KEY RATIOS                                                         12
FIGURE 6 - LOAN MIX AS OF SEPTEMBER 30, 1997 CHART                            13
FIGURE 7 - NET LOANS RECEIVABLE CHART                                         14
FIGURE 8 - LOAN MIX                                                           15
FIGURE 9 - SECURITIES CHART                                                   16
FIGURE 10 - INVESTMENT MIX                                                    17
FIGURE 11 - INVESTMENT PORTFOLIO MATURITY                                     17
FIGURE 12 - NON-PERFORMING ASSETS CHART                                       18
FIGURE 13 - NON-PERFORMING LOANS                                              19
FIGURE 14 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART                20
FIGURE 15 - DEPOSIT MIX                                                       21
FIGURE 16 - DEPOSIT AND BORROWING TREND CHART                                 22
FIGURE 17 - NET PORTFOLIO VALUE                                               23
FIGURE 18 - CAPITAL ANALYSIS                                                  24
FIGURE 19 - NET INCOME CHART                                                  25
FIGURE 20 - SPREAD AND MARGIN CHART                                           26
FIGURE 21 - INCOME STATEMENT TRENDS                                           27
FIGURE 22 - PROFITABILITY TREND CHART                                         28
FIGURE 23 - MERCER COUNTY POPULATION DEMOGRAPHICS                             30
FIGURE 24 - MERCER COUNTY HOUSEHOLD CHARACTERISTICS                           31
FIGURE 25 - BURLINGTON AND OCEAN COUNTY POPULATION DEMOGRAPHICS               32
FIGURE 26 - BURLINGTON AND OCEAN COUNTY HOUSEHOLD CHARACTERISTICS             33
FIGURE 27 - BRANCH DEPOSITS                                                   34
FIGURE 28 - KEY FINANCIAL INDICATORS                                          41
FIGURE 29 - COMPARABLE CORPORATE DATA                                         43
FIGURE 30 - COMPARABLE KEY FINANCIAL DATA                                     44
FIGURE 31 - COMPARABLE CAPITAL DATA                                           45
FIGURE 32 - COMPARABLE ASSET QUALITY DATA                                     46
FIGURE 33 - COMPARABLE PROFITABILITY DATA                                     47
FIGURE 34 - COMPARABLE INCOME STATEMENT DATA                                  48
FIGURE 35 - COMPARABLE GROWTH DATA                                            49
FIGURE 36 - COMPARABLE MARKET CAPITALIZATION DATA                             50
FIGURE 37 - COMPARABLE DIVIDEND DATA                                          51
FIGURE 38 - COMPARABLE PRICING DATA                                           52
FIGURE 39 - COMPARABLE EARNINGS DATA                                          53
FIGURE 40 - ASSET QUALITY TABLE                                               56
FIGURE 41 - NET INCOME CHART                                                  58
FIGURE 42 - SPREAD AND MARGIN CHART                                           59
FIGURE 43 - SNL THRIFT INDEX CHART                                            67
FIGURE 44 - HISTORICAL SNL INDEX                                              68
FIGURE 45 - EQUITY INDICES                                                    69
FIGURE 46 - HISTORICAL RATES                                                  70
FIGURE 47 - SECOND STEP CONVERSIONS SINCE JANUARY 1, 1996                     71

--------------------------------------------------------------------------------

FIGURE 48 - HISTORICAL STOCK PERFORMANCE                                      72
FIGURE 49 - DEALS FOR LAST ELEVEN QUARTERS                                    73
FIGURE 50 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK               74
FIGURE 51 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK      75
FIGURE 52 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                   75
FIGURE 53 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS             76
FIGURE 54 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS           76
FIGURE 55 - DEAL MULTIPLES                                                    77
FIGURE 56 - ACQUISITION TABLE                                                 77
FIGURE 57 - VALUE RANGE OFFERING DATA                                         80
FIGURE 58 - VALUE RANGE OFFERING DATA                                         81
FIGURE 59 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT 82 FIGURE 60 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA
            SUPERMAXIMUM                                                      82
FIGURE 61 - RECENT SECOND STEP CONVERSION TRADING MULTIPLES TO THE BANK'S
            PROFORMA MIDPOINT                                                 82
FIGURE 62 - RECENT SECOND STEP CONVERSION TRADING MULTIPLES TO THE BANK'S
            PROFORMA SUPERMAXIMUM                                             82
FIGURE 63 - COMPARISON TO HARBOR FEDERAL                                      83
FIGURE 64 - COMPARISON TO HARBOR FEDERAL                                      83


--------------------------------------------------------------------------------

                                List of Exhibits
                              Peoples Bancorp, Inc.
                            Lawrenceville, New Jersey

Exhibit
-------

   1  Consolidated Statements of Financial Condition
   2  Consolidated Statements of Income
   3  Consolidated Statements of Changes in Net Worth
   4  Consolidated Statements of Cash Flows
   5  Selected Data on All Public Thrifts
   6  Industry Multiples
   7  Second Step Conversions 1996 to Date - Selected Market Data
   8  Ownership Profile
   9  Appraisal Proforma September 30, 1997 - 12 Months Data
  10 Offering Circular Proforma December 31, 1996 - 12 Months Data 11 Offering Circular Proforma September 30, 1997 - 9 Months Data 12 Profile of FinPro, Inc.


--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                                Page: 1 - 1
================================================================================


Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of Peoples Bancorp, Inc. and Trenton Savings Bank, FSB (the "Bank" or "Peoples") in connection with the Second Step Conversion ("Conversion") of the Bank. The Bank is headquartered in Lawrenceville, New Jersey and at September 30, 1997 had $638.9 million in assets, $493.3 million in deposits and $108.2 million in stockholders' equity. The Bank is a Federally Chartered Stock Savings Bank whose principal regulator is the Office of Thrift Supervision ("OTS"). All of the Bank's deposit accounts, up to the regulatory limits, are insured by the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC"). As of September 30, 1997, the Bank maintained fourteen offices located in Mercer, Burlington and Ocean Counties, all of which are located in New Jersey.

Pursuant to the Plan adopted by the Bank and Mutual Holding Company, the Bank will become a subsidiary of the Company upon consummation of the transactions described herein (collectively, with the Offerings, the "Conversion and Reorganization"). As a result of the Conversion and Reorganization, each share of common stock, par value $.01 per share, of the Bank ("Bank Common Stock") held by the Mutual Holding Company, which currently holds 5,796,000 shares, or 64.1% of the outstanding Bank Common Stock, will be canceled and each share of Bank Common Stock held by the Bank's public stockholders (the "Public Bank Shares"), which amounted to 3,250,444 shares, or 35.9% of the outstanding Bank Common Stock at September 30, 1997, will be converted into shares of the Company's Common Stock ("Exchange Shares") pursuant to a ratio (the "Exchange Ratio") that will result in the holders of such shares (the "Public Stockholders") owning in the aggregate approximately the same percentage of the Company as they owned of the Bank, before giving effect to (a) the payment of cash in lieu of fractional Exchange Shares, (b) any shares of Common Stock purchased by such stockholders in the Offerings described herein or the Bank's ESOP thereafter (the "Exchange").

Conversion Valuation Appraisal Report                                Page: 1 - 2
================================================================================


In addition to the Exchange, non-transferable subscription rights to subscribe for up to 17,601,341 shares (which may be increased to 23,277,802 shares under certain circumstances described below) of Common Stock (the "Conversion Stock") have been granted, in order of priority, to each of the Bank's Eligible Account Holders, to the ESOP, to the Bank's Supplemental Eligible Account Holders, and to certain Other Members (each as defined herein) in a subscription rights will be subject to the forfeiture of such rights and possible further sanctions and penalties imposed by the Office of Thrift Supervision ("OTS"). Concurrently, and subject to the prior rights of holders of subscription rights, the Company is offering the shares of Conversion Stock not subscribed for in the Subscription Offering for sale in a community offering to certain members of the general public, with a preference given to holders of the Public Bank Shares and a second preference to natural persons residing in New Jersey in the counties of Burlington and Mercer (the "Community Offering") (the Subscription Offering and Community Offering are referred to collectively as the "Subscription and
Community Offerings"). Shares not subscribed for in the Subscription and Community Offerings will be offered to members of the general public in a syndicated community offering (the "Syndicated Community Offering") (the Subscription and Community Offerings and the Syndicated Community Offering are referred to collectively as the "Offerings").

Except for the ESOP, no Eligible Account Holder, Supplemental Eligible Account Holder or Other Member may, in their respective capacities as such, purchase in the Subscription Offering more than 60,000 of the total number of shares of Conversion Stock offered for sale in the Conversion; no person, together with associates of and persons acting in concert with such person, may purchase in the Community Offering and the Syndicated Community Offering more than 60,000 of the total number of shares offered for sale in the Conversion; and no person, together with associates of and persons acting in concert with such person, may purchase in the aggregate more than the number of shares of Conversion Stock that when combined with Exchange Shares received by such person would exceed the overall maximum purchase limitation of 5.0% of the total number of shares of Conversion Stock offered for sale in the Conversion; provided, however, that such purchase limitations and the amount that may be subscribed for may be increased or decreased in the sole discretion of the Company, the Mutual Holding Company and the Bank (the "Primary Parties") without further approval of the Mutual Holding Company's members or the Public Stockholders. The minimum purchase is 25 shares.

The Company has received conditional approval to have its Common Stock traded on the Nasdaq National Market under the Company's previous symbol "TSBS" upon completion of the Conversion.

Conversion Valuation Appraisal Report                                Page: 1 - 3
================================================================================


The Company was organized in November 1997 by the Bank for the purpose of owning all of the capital stock of the Bank upon completion of the conversion. Immediately following the Conversion, the only significant assets of the Company will be the capital stock of the Bank and that percentage of the Offering proceeds retained by the Company.

The Mutual Holding Company is a federal mutual holding company that was organized on August 3, 1995 in connection with the mutual holding company reorganization of the Bank's mutual savings bank predecessor. The Mutual Holding Company has no material assets other than the Mid-Tier Common Stock. Accordingly, all financial and other information contained in this Prospectus relates to the business, financial condition, and results of operations of the Mid-Tier Holding Company and/or its wholly-owned subsidiary, the Bank, Upon consummation of the Conversion, the Mutual Holding Company will convert from mutual to stock form and simultaneously merge with and into Mid-Tier Holding Company.

The Mid-Tier Holding Company was formed to become the stock holding company of the Bank in the two-tier reorganization (the "Two-Tier Reorganization") of the Bank and the Mutual Holding Company, which was completed in July1997. In the Two-Tier Reorganization, all of the outstanding shares of the Bank's common stock ("Bank Common Stock"), including shares held by the Mutual Holding Company and Minority Stockholders, were converted into shares of Mid-Tier Common Stock, and the Bank became the wholly-owned subsidiary of the Mid-Tier Holding Company. As of September 30, 1997, the Mid-Tier Holding Company's only material asset consisted of 100% of the outstanding shares of common stock of the Bank.

The Bank conducts its business from a corporate center located in Lawrenceville, New Jersey and 14 branch offices located in Mercer, Burlington and Ocean Counties, New Jersey. On January 1, 1995, the Bank completed a charter change from a New Jersey chartered mutual savings bank to a federally chartered mutual savings bank, permitting expansion of branch offices into adjacent market areas in Pennsylvania. On August 3, 1995, the Bank's mutual predecessor reorganized from a federally chartered mutual savings bank into the Mutual holding Company and concurrently formed the Bank, which succeeded to the name and operations of the Bank's mutual predecessor (the "Reorganization"). At the time of the Reorganization, the Bank conducted a stock offering (the "Minority Stock Offering") in which it raised approximately $30.0 million of net proceeds.

Conversion Valuation Appraisal Report                                Page: 1 - 4
================================================================================


The following table provides a synopsis of the aforementioned elements for all points in the EVR.

                         -------------------------------------------------------
                                             Appraised Value
                         -------------------------------------------------------
Conclusion                  Minimum      Midpoint       Maximum    SuperMaximum*
----------               -------------------------------------------------------
  Total Shares             23,290,000    27,400,000    31,510,000    36,236,500
  Price per Share                 $10           $10           $10           $10
  Full Conversion Value  $232,900,000  $274,000,000  $315,100,000  $362,365,000
  Exchange Shares           7,989,592     9,399,309    10,809,352    12,430,673
  Exchange Percent              34.30%        34.30%        34.30%        34.30%
  Conversion Shares        15,300,408    18,000,691    20,700,648    23,805,827
  Conversion Percent            65.70%        65.70%        65.70%        65.70%
  Gross Proceeds         $153,004,080  $180,006,910  $207,006,480  $232,058,270
  Exchange Value          $79,895,920   $93,993,090  $108,093,520  $124,306,730
  Exchange Ratio               2.4580        2.8917        3.3255        3.8243
                         -------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.


This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the unaudited nine month period ended September 30, 1997, audited financial statements of the Bank's operations for the twelve month period ended December 31, 1996 and the Bank's operations and financial condition for the prior two year period. We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, KPMG Peat Marwick (the Bank's independent audit firm), Luse Lehman Gorman Pomerenk & Schick (the Bank's special counsel), and Friedman, Billings, Ramsey & Co., Inc. (the Bank's financial and marketing advisor). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                                Page: 1 - 5
================================================================================


Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Reorganization on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion and Reorganization. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion and Reorganization will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank's financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                                Page: 1 - 6
================================================================================


1.  Overview and Financial Analysis

------------------------------
       GENERAL OVERVIEW
------------------------------

The Bank after the Second Step Conversion, will be a federally chartered stock savings bank. As of September 30, 1997, the Bank had $638.9 million in total assets, $493.3 million in deposits, $397.9 million in net loans and $108.2 million in equity.

The following table shows the Bank's branch network as of September 30, 1997.

                         FIGURE 1 - CURRENT BRANCH LIST

     Branch Office                                   Town
--------------------------------------------------------------------

Mercer County
-------------
33 West State Street                                 Trenton

1980 North Olden Road                                Trenton

2465 South Broad Street                              Trenton

2371 Route 33                                        Robbinsville

Route 1 and Texas Avenue                             Lawrenceville

2583 Pennington Road                                 Pennington

1750 Whitehorse-Mercerville Road                     Mercerville

1349 Princeton-Hightstown Road                       West Winsor

Burlington County
-----------------
332 High Street                                      Burlington

1660 Beverly Road                                    Burlington

Burlington Avenue & Coopertown Road                  Delanco

501 High Street                                      Mt. Holly

Ocean County
------------
1 Dumbarton Drive                                    Lakewood

3-C Buckingham Drive                                 Lakehurst

Conversion Valuation Appraisal Report                                Page: 1 - 7
================================================================================


------------------------------
            HISTORY
------------------------------

     1844    The Bank opened as a state chartered mutual savings bank.

     1983    The Bank acquired Burlington County Savings Bank.

     1986 The Bank acquired the deposits of two branches and one branch site from The Provident Bank.

     1995 With nine branches, the Bank changed to a federally chartered mutual savings bank.

     1995 The Bank purchased $34 million of RTC deposits from Carteret, consolidating facilities.

     1995    The Bank converted to a Mutual Holding Company ("MHC").

     1996    Burlington County Bank was acquired with its two branches.

     1996 TSBusiness Finance Corp., an asset based lending subsidiary, was founded.

     1996    The Bank opened its West Windsor and Leisure Village East branches.

     1997    A leverage strategy was implemented.

     1997    The Bank opened Leisure Village West branch.

     1997    The Bank converted to the two tier structure.

     1997    Manchester Trust Bank was acquired.

Conversion Valuation Appraisal Report                                Page: 1 - 8
================================================================================


------------------------------
      STRATEGIC DIRECTION
------------------------------

It is anticipated, for planning purposes that the second step offering will raise gross proceeds of $176.0 million, based upon preliminary appraisal data for the midpoint of the value range. Conversion costs are estimated to be approximately $1.9 million at the midpoint.

The Board of Directors of the Bank believes that the second step is in the best interests of all parties associated with the bank. The resultant entity will:

     o    be financially stronger, primarily as a result of additional capital;

     o    be better positioned to compete in the markets the Bank serves;

     o    facilitate   possible    acquisition    opportunities   and   possible
          diversification;

     o    provide access to capital markets;

     o    allow for a wider array of products and services; and

     o provide financial capacity to buy or build critical mass in new geographic markets or in the markets it currently serves.

The second step also provides the Bank and its Holding Company the corporate flexibility to raise additional capital and further diversify into bank related activities when such opportunities or needs arise. The Bank can utilize the Holding Company structure to:

     o    form new subsidiaries;

     o purchase branches, acquire or merge with other banks, thrifts or financial services related company; and

     o    repurchase its own stock without adverse tax consequences.

Although there are no current arrangements, understandings or agreements regarding any such opportunities, the Holding Company will be in a position after the conversion (subject to regulatory limitations and the Holding Company's financial condition) to take advantage of any such opportunity that may arise.

Conversion Valuation Appraisal Report                                Page: 1 - 9
================================================================================


This Bank projects aggressive, but controlled balance sheet growth with the Bank originating a broad array of lending products, including one to four family residential, home equity and consumer, multi family residential and commercial loans. Additionally, the Bank intends to acquire several institutions, either thrift or commercial. On the liability side, the Bank will grow deposits emphasizing core deposits and an increase in transaction accounts.

The Bank anticipates that its interest rate spread and margin will slightly decrease due to competition but total interest income will increase through controlled loan growth. In addition, the Bank will maintain earnings by emphasizing asset quality and controlling expenses.

The Bank plans the following major thrusts over the five-year planning horizon:

     1. Completed the conversion to a stock institution to raise capital to fund growth opportunities and strengthen the capital position of the Bank;

     2.   Open de-novo branches;

     3.   Add ATMs in 1998 to the existing branch network;

     4.   Implement a name change;

     5.   Complete a renovation of the administrative headquarters in 1998;

     6.   Acquire institutions;

     7.   Implement leverage strategies;

     8.   Acquire fee generating business(es) and

     9.   Grow the TSBusiness and Manchester Trust subsidiaries.

Conversion Valuation Appraisal Report                               Page: 1 - 10
================================================================================


------------------------------
     BALANCE SHEET TRENDS
------------------------------

Since December 31, 1992, the Bank's balance sheet has grown from $409.2 million to $638.9 million. This represents growth of 56.13% since December 31, 1992. Retained earnings has increased $67.6 million from $40.6 million at December 31, 1992 to $108.2 million at September 30, 1997. Of the $67.6 million, approximately $30 million was the result of the minority issuance associated with the conversion to MHC form in 1995.

                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 11
================================================================================


Interest rate spread increased for the nine months ending September 30, 1997, when compared to the same period ending September 30, 1996, while the margin decreased for the same period.

                       FIGURE 3 - AVERAGE YIELDS AND COSTS

                                                 At September 30,          For the Nine Months Ended September 30,
                                                -----------------  ------------------------------------------------------
                                                       1997                   1997                        1996
                                                -----------------  --------------------------  --------------------------
                                                        Weighted                     Average                     Average
                                                Actual   Average   Average            Yield/   Average            Yield/
                                                Balance   Rate     Balance  Interest   Cost    Balance  Interest   Cost
                                                ------- --------   -------  -------- -------   -------  -------- -------
                                                                         (Dollars in Thousands)
Assets:
Interest-earning assets:
  Mortgage loans                               $282,679    7.43%  $268,505   $14,810   7.35%  $263,421   $14,503   7.34%
  Consumer loans                                 62,245    8.10%    56,946     3,335   7.81%    45,012     2,669   7.91%
  Commercial business loans                      56,109    8.54%    62,867     4,248   9.01%    13,497       913   9.02%
Securities available for sale:
  Debt securities                               127,641    6.55%   117,810     5,764   6.51%    72,540     3,462   6.36%
  Equity securities                                  10    0.00%       485        61  16.77%     1,478       132  11.91%
Investments held to maturity:
  Debt securities and FHLB stock                 34,544    6.06%    39,562     1,787   6.02%    40,924     1,967   6.41%
  Mortgage backed securities                     39,603    5.72%    44,085     2,205   6.67%    48,942     2,497   6.80%
  Federal funds sold                              2,300    6.25%     9,181       406   5.90%    13,035       519   5.31%
                                               --------  ------   --------   ------- ------   --------   ------- ------
      Total interest-earning assets             605,131    7.14%   599,441    32,616   7.25%   498,849    26,662   7.12%
Non-interest earning assets                      33,811             29,750                      19,293
                                               --------           --------                    --------
      Total assets                             $638,942           $629,191                    $518,142
                                               ========           ========                    ========
Liabilities and Retained Earnings:
Interest-bearing liabilities:
  Deposits:
    Certificates of deposits                    290,229    5.40%   289,656    11,614   5.35%   262,765   10,304    5.23%
    Transaction and savings deposits            203,105    2.16%   196,854     3,123   2.12%   149,635    2,561    2.28%
    Borrowed funds                               30,000    6.03%    31,950     1,486   6.20%        --       --     0.0%
                                               --------  ------   --------   ------- ------   --------   ------- ------
      Total interest-bearing liabilities        523,334    4.18%   518,460    16,223   4.19%   412,400   12,865    4.16%
Non-interest bearing liabilities                  7,369              6,809                       5,924
                                               --------           --------                    --------
      Total liabilities                         530,703            525,269                     418,324
                                               ========           ========                    ========
Stockholders' equity                            108,239            103,922                      99,818
                                               --------           --------                    --------
      Total liabilities and retained earnings  $638,942           $629,191                    $518,142
                                               ========           ========                    ========
Net interest income                                                          $16,393                    $13,797
                                                                             =======                    =======
Interest rate spread                                       2.96%                       3.06%                       2.96%
                                                         ======                      ======                      ======
Net interest margin as a percent of
  interest earning assets                                  3.61%                       3.65%                       3.69%
                                                         ======                      ======                      ======
Interest earning assets to interest
  bearing liabilities                                    115.63%                     115.62%                     120.96%
                                                         ======                      ======                      ======

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 12
================================================================================


The following tables set forth certain information concerning the financial position of the Bank along with selected ratios at the dates indicated.


                        FIGURE 4 - KEY BALANCE SHEET DATA

                                       At September 30,                     At December 31,
                                       ----------------  ----------------------------------------------------
                                             1997          1996       1995       1994       1993       1992
                                       ----------------  --------   --------   --------   --------   --------
Selected Consolidated Financial Data:    (unaudited)                        (In thousands)
                                       ----------------  ----------------------------------------------------
Total assets                               $638,942      $601,016   $514,218   $441,019   $435,746   $409,227
Cash and cash equivalents                    13,209        20,938     16,253     12,665     15,763     11,983
Securities available for sale               127,651        87,648     83,776     64,961         --         --
Securities held to maturity:
Investment securities                        31,158        37,935     36,945     27,017    121,814    161,923
Mortage backed securities                    39,603        48,618     54,316     35,087     33,169     23,800
FHLB stock                                    3,386         3,089      2,864      2,495         --         --
Loans, net                                  397,866       380,288    306,093    289,504    255,656    201,889
Deposits                                    493,334       491,246    410,770    377,559    383,840    366,069
Stockholders' equity                        108,239       103,352     97,542     58,769     49,123     40,624
Intangibles                                  10,834         9,164      2,325         --         --         --
Borrowings                                   30,000            --         --         --         --         --

Source: Offering Prospectus


                              FIGURE 5 - KEY RATIOS

                                                 For the Nine Months
                                                 Ended September 30,       For the Fiscal Year Ended December 31,
                                                 -------------------   ----------------------------------------------
                                                    1997      1996      1996      1995      1994      1993      1992
                                                    ----      ----      ----      ----      ----      ----      ----
Selected Financial Ratios and Other Data:
Performance Ratios:
Return on average assets                             1.25%     1.66%     1.56%     1.73%     1.72%     2.00%     1.64%
Return on average equity                             7.57%     8.61%     8.34%    11.33%    13.45%    18.75%    17.52%
Interest rate spread                                 3.06%     2.96%     2.98%     2.96%     3.49%     3.94%     3.62%
Net interest margin                                  3.65%     3.69%     3.66%     3.47%     3.87%     4.26%     3.97%
Net interest income after provision for loan
  losses to total operating expenses               151.41%   214.44%   196.11%   209.93%   219.89%   254.30%   245.27%
Operating expenses to average total assets           2.09%     1.66%     1.80%     1.56%     1.67%     1.54%     1.51%
Efficiency Ratio                                    55.81%    43.77%    46.53%    43.84%    42.95%    45.15%    43.07%
Asset Quality Ratios:
Non-performing loans as a percent to net
  loans at the end of the period                     1.43%     0.47%     1.03%     0.71%     0.87%     0.71%     0.82%
Non-performing assets as a percent to total
  assets at the end of the period                    0.91%     0.33%     0.69%     0.43%     0.59%     0.42%     0.40%
Allowance for loan losses to non-performing loans   56.25%   109.15%    74.19%    80.91%    65.24%    80.65%    38.35%
Average interest-earning assets to average
  interest-liabilities                             116.06%   120.96%   119.80%   114.32%   112.72%   109.92%   108.36%
Capital and Equity Ratios
Average equity to average assets                    16.52%    19.26%    18.67%    15.27%    12.78%    10.67%     9.38%
Equity to assets at end of period                   16.94%    19.38%    17.20%    18.97%    13.33%    11.27%     9.93%
Per Share Data
Book value per share                               $11.97    $11.24    $11.44    $10.94       N/A       N/A       N/A
Earnings per share                                 $ 0.65    $ 0.72    $ 0.94       N/A       N/A       N/A       N/A
Other Data:
Branch offices                                         14        11        14        10         9         9         9

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 13
================================================================================


------------------------------
        LOAN PORTFOLIO
------------------------------

The Bank has a relatively diverse loan mix when compared to a typical thrift.


               FIGURE 6 - LOAN MIX AS OF SEPTEMBER 30, 1997 CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 14
================================================================================


The Bank increased its lending portfolio by $196.0 million, from $201.9 million at December 31, 1992, to $397.9 million at September 30, 1997. The Bank's net loan to asset ratio was 62.27% at September 30, 1997.

                      FIGURE 7 - NET LOANS RECEIVABLE CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 15
================================================================================


Since December 31, 1992, the Bank's loan mix has shifted away from 1-4 family mortgage loans and toward commercial and consumer loans.

                               FIGURE 8 - LOAN MIX

                               At September 30,                            At December 3l,
                               ----------------  -----------------------------------------------------------------------------------
                                     1997             1996             1995             1994             1993             1992
                                ---------------  --------------   ---------------  ---------------  ---------------  ---------------
                                Amount  Percent  Amount  Percent  Amount  Percent  Amount  Percent  Amount  Percent  Amount  Percent
                                ------  -------  ------  -------  ------  -------  ------  -------  ------  -------  ------  -------
                                                                       (Dollars in Thousands)
Mortgage loans:
---------------
Conventional 1-4 family loans  $242,374   60.4% $239,470   62.5% $227,717   74.0% $228,133   78.3% $206,585   80.2% $163,322   80.3%
Commercial real estate and
  multi-family                   40,305   10.1%   53,415   14.0%   27,827    9.0%   23,833    8.2%   18,972    7.4%   12,732    6.3%
                               --------  -----  --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
    Total mortgage loans        282,679   70.5%  292,885   76.5%  255,544   83.0%  251,986   86.5%  225,557   87.6%  176,054   86.6%

Non-mortgage loans:
-------------------
Home equity loans                33,914    8.5%   28,138    7.3%   21,833    7.1%   22,043    7.6%   19,117    7.4%   16,673    8.2%
Commercial                       62,245   15.5%   34,488    9.0%   11,573    3.8%    8,998    3.1%    7,300    2.9%    8,023    4.0%
Other consumer loans             22,195    5.5%   27,478    7.2%   18,783    6.1%    8,258    2.8%    5,513    2.1%    2,488    1.2%
                               --------  -----  --------  -----  --------  -----  --------  -----  --------  -----  --------  -----
  Total other loans             118,354   29.5%   90,102   23.5%   52,189   17.0%   39,297   13.5%   31,930   12.4%   27,184   13.4%
Total loans receivable          401,033  100.0%  382,987  100.0%  307,733  100.0%  291,263  100.0%  257,487  100.0%  203,238  100.0%
                                         -----            -----            -----            -----            -----            -----
Less:
Premiums (discounts)                 17              (24)              23               --               --               --
Deffered cost (fees)                (18)            (226)            (104)             117              360              715
Allowance for loan losses         3,202            2,901            1,767            1,642            1,471              634
                               --------         --------         --------         --------         --------         --------
  Loans receivable, net        $397,866         $380,288         $308,093         $289,504         $255,656         $201,889
                               ========         ========         ========         ========         ========         ========

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 16
================================================================================


------------------------------
          SECURITIES
------------------------------


The Bank's security portfolio has grown from $124.9 million at December 31, 1994, to $201.2 million at September 30, 1997, with the majority of the growth coming in the form of agency securities.

                           FIGURE 9 - SECURITIES CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Note: The chart above refers to investment portfolio's amortized cost.

Conversion Valuation Appraisal Report                               Page: 1 - 17
================================================================================

------------------------------
   INVESTMENTS AND MORTGAGE-
       BACKED SECURITIES
------------------------------

The   majority   of  the  Bank's   investment   portfolio   is   classified   as
available-for-sale. This portfolio has shifted toward U.S. governments and agencies.

                           FIGURE 10 - INVESTMENT MIX

                                                   At September 30,                        At December 31,
                                                  -----------------   ---------------------------------------------------------
                                                         1997                1996                1995                1994
                                                  -----------------   -----------------   -----------------   -----------------
                                                  Carrying   Market   Carrying   Market   Carrying   Market   Carrying   Market
                                                    Value     Value     Value     Value     Value     Value     Value     Value
                                                  --------   ------   --------   ------   --------   ------   --------   ------
                                                                                       (Dollars in Thousands)
Investments and MBS held to maturity:
  United States Government Agency Securities      $ 14,350  $ 14,321  $ 17,042  $ 16,907  $ 24,934  $ 24,928  $  5,826  $  5,666
  Obligations of State and political subdivisions    2,293     2,412     3,400     3,497     1,055     1,156     1,055     1,081
  Federal Home Loan Bank Stock                       3,386     3,386     3,089     3,089     2,864     2,864     2,495     2,495
  Mortgage-backed securities                        39,603    39,650    48,618    48,587    54,316    55,032    35,087    34,096
  Other corporate bonds                             14,515    14,539    17,493    17,521    10,955    11,041    20,136    19,991
                                                  --------  --------  --------  --------  --------  --------  --------  --------
Total investments held to maturity
  (including FHLB stock)                            74,147    74,308    89,642    89,601    94,124    95,021    64,599    63,329

Securities available for sale:
  United States Treasury securities                 51,320    51,444    65,336    65,507        --        --        --        --
  United States Government and Agency obligations   46,067    46,386     9,924     9,767    75,955    76,653    51,958    50,866
  Equity securities                                     10        10       894     3,201     2,536     7,123     8,375    14,095
  Mortgage-backed securities                        15,072    15,221        --        --        --        --        --        --
  Other bonds                                       14,547    14,590     9,151     9,172        --        --        --        --
                                                  --------  --------  --------  --------  --------  --------  --------  --------
Total securities available for sale                127,016   127,651    85,305    87,647    78,491    83,776    60,333    64,961
                                                  --------  --------  --------  --------  --------  --------  --------  --------
                                                  $201,163  $201,959  $174,947  $177,248  $172,615  $178,797  $124,932  $128,290
                                                  ========  ========  ========  ========  ========  ========  ========  ========

Source: Offering Prospectus

                    FIGURE 11 - INVESTMENT PORTFOLIO MATURITY

                                                                        At September 30, 1997
                                      -----------------------------------------------------------------------------------------
                                                                                Due in
                                      -----------------------------------------------------------------------------------------
                                                           Between One       Between Five       More than
                                       One Year or Less   and Five Years     and Ten Years      Ten Years           Total
                                      -----------------  ----------------  ----------------  ----------------  ----------------
                                               Weighted          Weighted          Weighted          Weighted          Weighted
                                       Amort.   Average   Amort.  Average   Amort.  Average   Amort.  Average   Amort.  Average
Mortgage-backed Security Maturities     Cost     Yield     Cost    Yield     Cost    Yield     Cost    Yield     Cost    Yield
-----------------------------------   ------- ---------  ------- --------  ------- --------  ------- --------  ------- --------
                                                                           (in  Thousands)
Investments and MBS held to maturity:
  Mortgage-backed securities          $ 5,540    5.6%    $21,884   6.7%    $    --   0.0%    $12,179   7.4%   $ 39,603   6.7%
  Federal Home Loan Bank Stock             --    0.0%         --   0.0%         --   0.0%      3,386   0.0%      3,386   0.0%
  United States Government Agency
    Securities                            350    4.7%     14,000   6.0%         --   0.0%         --   0.0%     14,350   6.0%
  Obligations of State and political
    subdivisions                          909    6.2%        418   6.7%        200   6.9%        766  10.5%      2,292   7.8%
  Other corporate bonds                10,009    5.9%      3,156   6.3%      1,348   7.5%         --   0.0%     14,514   6.1%
                                      -------    ---     -------   ---     -------   ---     -------  ----    --------   ---
Total investments held to maturity     16,808             39,458             1,548            16,331            74,145
  (including FHLB stock)

Securities available for sale:
  Mortgage-backed securities               --    0.0%         --   0.0%         --   0.0%     15,071   7.4%     15,071   7.4%
  United States Treasury securities    26,186    5.8%     25,134   6.0%         --   0.0%         --   0.0%     51,320   5.9%
  United States Government and Agency
    obligation                            30O    5.1%        299   7.4%     45,468   7.2%         --   0.0%     46,067   7.1%
  Equity securities                        --    0.0%         --   0.0%         --   0.0%         10   0.0%         10   0.0%
  Other bonds                           6,011    6.1%      7,659   6.3%        877   6.6%         --   0.0%     14,547   6.2%
                                      -------    ---     -------   ---     -------   ---     -------  ----    --------   ---
Total securities available for sale   $32,497            $33,092           $46,345           $15,081          $127,015

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 18
================================================================================


------------------------------
         ASSET QUALITY
------------------------------

Non-performing loans have increased from $2.5 million at December 31, 1994, to $5.7 million at September 30, 1997. As a percentage of assets, total non-performing assets have increased from 0.59% at December 31, 1994, to 0.91% at September 30, 1997.

                     FIGURE 12 - NON-PERFORMING ASSETS CHART


                                [GRAPHIC OMITTED]

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 19
================================================================================


                        FIGURE 13 - NON-PERFORMING LOANS

--------------------------------------------------------------------------------
                                                           At September 30, 1997
                                                              ($ in thousands)
--------------------------------------------------------------------------------
Non-performing loans                                              $5,692
--------------------------------------------------------------------------------
Real estate owned, net                                            $  142
--------------------------------------------------------------------------------
       Total non-performing assets                                $5,834
--------------------------------------------------------------------------------
Non-performing loans as a percentage of net loans                   1.43%
--------------------------------------------------------------------------------
Non-performing assets as a percent of total assets                  0.91%
--------------------------------------------------------------------------------

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 20
================================================================================


The Bank has grown its allowance for loan and lease losses from $1.6 million at December 31, 1994 to $3.2 million at September 30, 1997. ALLL to non-performing assets was 54.89% as of September 30, 1997.

         FIGURE 14 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART


                                [GRAPHIC OMITTED]

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 21
================================================================================


------------------------------
      FUNDING COMPOSITION
------------------------------

The Bank's deposit mix as of September 30, 1997, is presented below. Time deposits composed 58.8% of the deposit mix at September 30, 1997. The Bank has grown its noninterest checking and money market accounts.

                             FIGURE 15 - DEPOSIT MIX

                                                                                    Year Ended Decomeber 3l,
                                        Year Ended          ------------------------------------------------------------------------
                                    September 30, 1997                 1996                        1995                   1994
                                --------------------------  --------------------------  --------------------------  ----------------
                                 Amount  Percent  $ Change   Amount  Percent  $ Change   Amount  Percent  $ Change   Amount  Percent
                                 ------  -------  --------   ------  -------  --------   ------  -------  --------   ------  -------
Certificates of deposit:
  Maturing within 12 months     $218,046   44.2%  $ 29,302  $188,744   38.4%   $ 5,086  $183,658   44.7%   $57,884  $125,774   33.3%
  Maturing within 13-24 months    47,621    9.6%     7,818    39,803    8.2%    11,883    27,920    6.7%    (8.517)   36,437    9.7%
  Maturing within 25-36 months    20,474    4.2%       176    20,298    4.1%    (7,455)   27,753    6.8%    (2,341)   30,094    8.0%
  Maturing beyond 36 months        4,088    0.8%   (43,613)   47,701    9.7%    25,235    22,466    5.5%    (9,747)   32,213    8.5%
                                --------  -----   --------  --------  -----    -------  --------  -----    -------  --------  -----
    Total certificates of
      deposits                   290,229   58.8%    (6,317)  296,546   60.4%    34,749   261,797   63.7%    37,279   224,518   59.5%

Transaction Accounts:
  NOW                             14,955    3.0%    (1,476)   16,431    3.3%     6,876     9.555    2.3%        38     9,517    2.5%
  Noninterest-bearing demand      27,982    5.7%     2,616    25,366    5.2%    14,566    10,800    2.6%     1,405     9,395    2.5%
  Passbook                        95,132   19.3%    (9,078)  104,210   21.2%    11,464    92,746   22.6%    (6,694)   99,440   26.3%
  Club account                     1,069    0.2%       800       269    0.1%        50       219    0.1%         7       212    0.1%
  Money Market demand deposit     58,394   11.8%    13,600    44,794    9.1%    11,899    32,895    8.0%     1,349    31,546    8.3%
  Other                            5,573    1.1%     1,943     3,630    0.7%       872     2,758    0.7%      (173)    2,931    0.8%
                                --------  -----   --------  --------  -----    -------  --------  -----    -------  --------  -----
    Total Transaction Accounts   203,105   41.2%     8,405   194,700   39.6%    45,727   148,973   36.3%    (4,068)  153,041   40.5%

Total Deposits                  $493,334  100.0%  $  2,088  $491,246  100.0%   $80,476  $410,770  100.0%   $33,211  $377,559  100.0%

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 22
================================================================================


Deposits have grown $109.5 million from $366.1 at December 31, 1992 to $493.3 million at September 30, 1997, or 28.53%. The Bank had $30 million in borrowings as of September 30, 1997.

                  FIGURE 16 - DEPOSIT AND BORROWING TREND CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 23
================================================================================


------------------------------
  ASSET/LIABILITY MANAGEMENT
------------------------------

The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. The following chart illustrates the Bank's net portfolio value at September 30, 1997, as calculated by the Federal Home Loan Bank of Atlanta.

                         FIGURE 17 - NET PORTFOLIO VALUE


                                [GRAPHIC OMITTED]


Source: Federal Home Loan Bank of Atlanta

Conversion Valuation Appraisal Report                               Page: 1 - 24
================================================================================


------------------------------
     NET WORTH AND CAPITAL
------------------------------

At September 30, 1997, the Bank had capital in excess of the minimum requirements for all three measures.

                          FIGURE 18 - CAPITAL ANALYSIS

                                               Historical At         Percent of
Regulatory Capital Position                 September 30, 1997      Adj. Assets
---------------------------                 ------------------      -----------
                                             ($ in thousands)

GAAP Capital:                                    $108,329              16.90%
                                                 ========              =====
Tangible Capital:
Capital Level                                    $ 97,200              15.48%
Required                                         $  9,418               1.50%
                                                 --------              -----
  Excess:                                        $ 87,782              13.98%
                                                 ========              =====
Core Capital:
Capital Level                                    $ 97,200              15.48%
Required                                         $ 18,835               3.00%
                                                 --------              -----
  Excess:                                        $ 78,365              12.48%
                                                 ========              =====
Total Capital:
Capital Level                                    $100,401              26.48%
Required                                         $ 30,324               8.00%
                                                 --------              -----
  Excess:                                        $ 70,077              18.48%
                                                 ========              =====

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 25
================================================================================


------------------------------
   INCOME AND EXPENSE TRENDS
------------------------------

The Bank's net income, for the September 30, 1997 period annualized, of $7.9 million was lower than the two previous year ends. This is partially the result in the posting of $1.5 million in provision for loan and lease losses.

                          FIGURE 19 - NET INCOME CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Note:  The September 30, 1997 income figure is nine month data annualized.

Conversion Valuation Appraisal Report                               Page: 1 - 26
================================================================================

The following chart illustrates the Bank's spread and margin since December 31, 1992. Both spread and margin have rebounded since the low of December 31, 1995.

                       FIGURE 20 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 27
================================================================================


A summary of the Bank's income statement is presented below. The Bank's net income, for the September 30, 1997 nine month period, of $5.9 million was lower than that for the same nine month period ending September 30, 1996. This is primarily the result in the posting of a $1.5 million in provision for loan and lease losses.

                       FIGURE 21 - INCOME STATEMENT TRENDS

                             For the Nine Months          For the Year
                             Ended September 30,       Ended December 31,
                             -------------------  ---------------------------
                                1997      1996      1996      1995      1994
                                ----      ----      ----      ----      ----
                                             ($ In Thousands)

Total interest Income         $32,616   $26,662   $36,903   $33,518   $29,468
Total interest Expense         16,223    12,865    17,941    17,010    12,851
                              -------   -------   -------   -------   -------
  Net interest income          16,393    13,797    18,962    16,508    16,617
Provision for loan losses       1,488        --        --       150       180
                              -------   -------   -------   -------   -------
Net interest income after
  provision for loan losses    14,905    13,797    18,962    16,358    16,437
                              -------   -------   -------   -------   -------
Total non-interest income       4,169     2,711     3,818     4,946     3,150
Total non-interest expense      9,844     6,434     9,669     7,792     7,475
                              -------   -------   -------   -------   -------
Income before taxes             9,230    10,074    13,111    13,512    12,112
                              -------   -------   -------   -------   -------
Income tax provision            3,332     3,626     4,720     4,864     4,437

Net income                    $ 5,898   $ 6,448   $ 8,391   $ 8,648   $ 7,675
                              =======   =======   =======   =======   =======

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 28
================================================================================


The ROA and ROE have declined since December 31, 1993.

                      FIGURE 22 - PROFITABILITY TREND CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 29
================================================================================


------------------------------
         SUBSIDIARIES
------------------------------

The Bank completed the acquisition of Manchester Trust Bank ("MTB") on September 9, 1997, a trust services company with $125 million of assets under management. MTB will be operated as a wholly owned subsidiary of the Bank.

TSBusiness Finance Corporation, headquartered in Lawrenceville, was forced in October 1996 to provide structured, secured commercial financing throughout New Jersey and the Delaware Valley. This subsidiary will finance businesses requiring lines of credit between $500,000 and $5 million, who may not qualify for traditional unsecured accommodations.


------------------------------
       LEGAL PROCEEDINGS
------------------------------

There are various claims and lawsuits in which the Bank is periodically involved incident to the Bank's business. In the opinion of management, no material loss is expected from any such pending claims or law suits.

Conversion Valuation Appraisal Report                               Page: 1 - 30
================================================================================


2.  Market Area Analysis

------------------------------
   MARKET AREA DEMOGRAPHICS
------------------------------

The following tables summarize the demographics for the Bank's markets in Mercer County.

                FIGURE 23 - MERCER COUNTY POPULATION DEMOGRAPHICS

                                          MERCERVILLE  HAMILTON  EWING  LAWRENCEVILLE  PENNINGTON  ROBBINSVILLE  TRENTON  W. WINDSOR
                                          -----------  --------  -----  -------------  ----------  ------------  -------  ----------
                                                     POPULATI0N CHARACTERISTICS
LAND AREA (miles)                              7.02       7.02     7.02      7.02          7.01         7.02       5.13       7.02
POPULATION
  1980 CENSUS                                17,939     23,867   29,784    15,089         2,970        5,807     63,546      4,043
  1990 CENSUS                                20,980     22,471   28,288    15,261         3,293        7,041     61,076      5,691
  1997 ESTIMATE                              20,897     21,611   27,200    15,815         3,427        7,764     56,546      6,758
  2002 PROJECTION                            20,789     21,061   26,533    16,100         3,496        8,128     53,937      7,305
  GROWTH 1980 TO 1990                         16.95%     -5.85%   -5.02%     1.14%        10.87%       21.26%     -3.89%     40.77%
  PROJECTED GROWTH 1990 TO 2002               -0.91%     -6.27%   -6.20%     5.50%         6.16%       15.43%    -11.69%     28.37%
  POPULATION DENSITY 1997(persons/sq mile)  2,989.7    3,202.1  4,031.5   2,174.8         469.4      1,003.4   11,914.7      811.0
POPULATION BY URBAN VS. RURAL                20,862     22,505   28,294    14,616         1,450        6,003     61,095     (5,672)
  URBAN                                      100.02%    100.00%  100.00%   102.21%       163.51%      108.28%    100.00%      0.00%
  RURAL                                       -0.02%      0.00%    0.00%    -2.21%       -63.51%       -8.28%      0.00%    100.00%
POPULATION BY SEX - 1997 EST                 20,897     21,611   27,200    15,815         3,427        7,764     56,546      6,758
  MALE                                        46.76%     46.75%   46.85%    47.55%        49.02%       48.54%     49.26%     49.56%
  FEMALE                                      53.24%     53.25%   53.15%    52.45%        50.98%       51.46%     50.74%     50.44%
MARITAL STATUS                               17,565     18,856   22,799    12,849         2,652        5,602     46,700      4,370
  SINGLE                                      25.44%     26.92%   35.02%    33.40%        27.72%       22.87%     42.80%     25.52%
  MARRIED                                     54.74%     52.60%   44.80%    50.70%        60.95%       64.50%     31.45%     63.40%
  SEPERATED/DIVORCED                           9.94%      9.87%   11.48%     7.72%         5.71%        6.08%     16.17%      7.52%
  WIDOWED                                      9.87%     10.61%    8.69%     8.18%         5.63%        6.55%      9.59%      3.55%
POPULATION BY RACE - 1997 EST                20,897     21,611   27,200    15,815         3,427        7,764     56,546      6,758
  WHITE                                       89.03%     82.80%   46.34%    77.82%        88.00%       92.14%     18.69%     73.46%
  BLACK                                        4.51%     11.64%   47.97%    12.95%         6.99%        1.92%     59.21%      6.07%
  INDIAN                                       0.12%      0.19%    0.16%     0.16%         0.04%        0.13%      0.18%      0.08%
  ASIAN                                        3.35%      1.41%    1.31%     3.89%         2.60%        3.91%      0.33%     15.07%
  OTHER                                        0.09%      0.05%    0.12%     0.14%         0.06%        0.10%      0.26%      0.10%
  HISPANIC                                     2.89%      3.91%    4.10%     5.04%         2.32%        1.79%     21.33%      5.22%
POPULATION BY AGE - 1997 EST                 20,897     21,611   27,200    15,815         3,427        7,764     56,546      6,758
  UNDER 5 YEARS                                5.71%      5.57%    6.70%     5.40%         5.79%        6.39%      8.69%      7.56%
  5 TO 14 YEARS                               11.44%     11.31%   13.15%    11.22%        13.09%       13.76%     15.91%     16.04%
  16 TO 24 YEARS                               9.86%     10.02%   13.66%    17.04%        14.99%       11.25%     14.14%     11.99%
  25 TO 34 YEARS                              16.13%     14.37%   14.24%    12.31%        10.32%       13.56%     16.72%     13.53%
  35 TO 44 YEARS                              17.12%     16.71%   15.90%    15.60%        16.51%       17.95%     15.53%     20.18%
  45 TO 54 YEARS                              13.38%     12.56%   12.53%    12.43%        15.97%       14,90%      9.80%     16.34%
  55 TO 64 YEARS                               9.03%      9.94%    8.94%     9.28%         9.70%        9.95%      7.18%      7.86%
  65 + YEARS                                  17.33%     19.52%   14.87%    16.71%        13.64%       12.25%      12.02%     6.50%
  MEDIAN AGE                                  39.2       40.4     38.1      37.1          40.5         36.9        31.6      36.0
  MEDIAN AGE OF HOUSEHOLDER                   48.0       51.8     50.1      51.0          51.7         45.4        46.8      45.7
POPULATION 25+ BY EDUCATION LEVEL            14,975     16,178   18,502     9,934         2,155        4,711      37,229     3,672
  ELEMENTARY                                   8.21%     10.45%    8.39%     8.79%         2.79%        6.53%      17.50%     3.03%
  SOME HIGH SCHOOL                            12.87%     18.35%   17.20%    11.97%         6.08%       10.41%      27.83%     3.30%
  HIGH SCHOOL GRADUATE                        32.52%     35.88%   30.05%    30.06%        19.96%       29.05%      29.12%    17.65%
  SOME COLLEGE                                17.96%     15.85%   18.13%    15.32%        13.80%       17.99%      13.73%    15.84%
  ASSOCIATES DEGREE ONLY                       6.80%      5.93%    4.63%     5.84%         4.91%        7.37%       3.15%     6.17%
  BACHELORS DEGREE ONLY                       15.39%      9.85%   13.13%    17.69%        28.51%       19.31%       5.62%    30.00%
  GRADUATE DEGREE                              6.26%      3.70%    8.47%    10.35%        23.96%        9.32%       3.05%    24.02%
POPULATION ENROLLED IN SCHOOL                  4,307      4,631   7,235     4,548           986        1,781      15,320     1,592
  PRE-PRIMARY - PUBLIC                         5.32%      4.50%    3.81%     2.59%         4.97%        3.10%       4.79%     4.20%
  PRE-PRIMARY - PRIVATE                        5.89%      4.11%    4.33%     3.57%         7.12%        5.50%       2.64%     7.52%
  ELEM/HIGH - PUBLIC                          47.47%     48.49%   47.79%    37.04%        43.93%       51.06%      61.74%    57.34%
  ELEM/HIGH - PRIVATE                          8.05%     13.06%    9.83%     6.54%         7.25%       12.53%      11.25%     7.70%
  COLLEGE - PUBLIC                            24.98%     22.76%   27.98%    26.97%        24.91%       19.44%      14.97%    16.57%
  COLLEGE - PRIVATE                            8.28%      7.09%    6.26%    23.29%        11.82%        8.37%       4.61%     6.67%

Source: Claritas

Conversion Valuation Appraisal Report                               Page: 1 - 31
================================================================================


               FIGURE 24 - MERCER COUNTY HOUSEHOLD CHARACTERISTICS

                                     MERCERVILLE  HAMILTON  EWING  LAWRENCEVILLE  PENNINGTON  ROBBINSVILLE  TRENTON  W. WINDSOR
                                     -----------  --------  -----  -------------  ----------  ------------  -------  ----------
                                                HOUSEHOLD CHARACTERISTICS
HOUSEHOLDS
  1980 CENSUS                           6,732       9,201   10.147     4,884          969         1,751     22,355     1,391
  1990 CENSUS                           8,606       9,138   10,216     5,389        1,112         2,356     20,479     2,006
  1997 ESTIMATE                         8,502       8,727    9,790     5,579        1,151         2,615     18,641     2,308
  2002 PROJECTION                       8,452       8,507    9,569     5,686        1,175         2,755     17,667     2,470
  GROWTH 1980 TO 1990                   27.85%      -0.69%    0.68%    10.34%       14.73%        34.54%     -8.39%    44.18%
  PROJECTED GROWTH 1990 TO 2002         -1.79%      -6.90%   -6.34%     5.51%        5.67%        16.96%    -13.73%    23.16%
HOUSEHOLD SIZE
  AVG PERSONS PER HH 1980                2.66        2.59     2.94      3.09         3.07          3.32       2.84      2.91
  AVG PERSONS PER HH 1990                2.44        2.46     2.77      2.83         2.96          2.99      2.98       2.84
  AVG PERSONS PER HH 1997 EST            2.46        2.48     2.78      2.83         2.98          2.97       3.03      2.93
  AVG PERSONS PER HH 2002 PROJ           2.46        2.48     2.77      2.83         2.98          2.95       3.05      2.96
  CHANGE 1980 TO 1997                   -0.21       -0.12    -0.16     -0.25        -0.09         -0.35       0.19      0.02
POPULATION BY HOUSEHOLD TYPE            8,502       8,727    9,790     5,579        1,151         2,615     18,641     2,308
  FAMILY HOUSEHOLDS                     65.49%      66.22%   68.50%    70.20%       78.44%        81.25%     63.68%    76.46%
  NON-FAMILY HOUSEHOLDS                 30.55%      33.22%   21.88%     4.25%        3.53%        15.88%     18.74%    22.88%
  GROUP QUARTERS                         3.96%       0.56%    9.62%    25.55%       18.02%         2.87%     17.58%     0.66%
HOUSEHOLDS BY TYPE                      8,606       9,138   10,216     5,389        1,112         2,356     20,479     2,006
  SINGLE MALE                            9.67%       9.71%    9.12%     8.50%        6.13%         5.13%      11.87%    9.26%
  SINGLE FEMALE                         18.00%      18.03%   16.15%    15.83%       10.59%         8.58%     17.81%    10.18%
  MARRIED COUPLE                        53.62%      51.81%   46.86%    57.58%       70.30%        74.14%     30.58%    66.82%
  OTHER FAMILY - MALE HEAD               2.99%       3.49%    3.95%     3.22%        2.42%         2.68%      6.14%     2.31%
  OTHER FAMILY - FEMALE HEAD             9.97%      12.10%   18.91%    10.60%        6.86%         6.80%     27.78%     6.65%
  NON FAMILY - MALE HEAD                 3.26%       2.65%    2.75%     2.27%        2.17%         1.56%      3.57%     2.81%
  NON FAMILY - FEMALE HEAD               2.49%       2.21%    2.27%     2.00%        1.53%         1.10%      2.26%     1.97%
HOUSEHOLDS WITH CHILDREN                8,580       9,119   10,234     5,360        1,104         2,319     20,416     2,015
  MARRIED COUPLE FAMILY                 54.60%      54.14%   47.31%    57.90%       71.94%        73.50%     32.06%    67.53%
  OTHER FAMILY - MALE HEAD               2.97%       2.62%    4.50%     3.01%        2.05%         3.12%      6.82%     2.98%
  OTHER FAMILY - FEMALE HEAD             9.08%      11.00%   18.64%    11.10%        5.12%         7.05%     27.26%     6.23%
  NON FAMILY                            33.35%      32.24%   29.55%    27.99%       20.89%        16.33%     33.87%    23.27%
HOUSEHOLDS BY INCOME - 1991 EST         8,502       8,727    9,790     5,579        1,151         2,615     18,641     2,308
  UNDER $5,000                           1.52%       1.95%    3.09%     1.05%        0.88%         1.04%      6.78%     0.72%
  $5,000 TO $10,000                      3.88%       5.95%    5.28%     4.09%        2.22%         1.78%     12.49%     1.56%
  $10,000 TO $15,000                     4.65%       6.00%    5.45%     5.26%        2.24%         1.85%     10.26%     1.78%
  $15,000 TO $25,000                     9.90%      11.98%   13.17%     9.85%        4.63%         5.87%     17.63%     5.04%
  $25,000 TO $35,000                    11.37%      14.17%   12.16%    11.82%        6.72%         7.39%     14.12%     7.49%
  $35,000 TO $50,000                    19.00%      16.63%   17.96%    14.85%       12.15%        13.47%     15.34%    12.07%
  $50,000 TO $75,000                    27.83%      24.89%   20.70%    21.95%       20.73%        23.99%     14.37%    19.46%
  $75,000 TO $100,000                  12.89%      11.41%   11.85%    13.27%       17.66%        21.87%      5.53%    16.70%
  $100,000 OR MORE                       8.96%       7.02%   10.34%    17.87%       32.77%        22.74%      3.48%    35.18%
MEDIAN HOUSEHOLD INCOME - 1997 EST    $50,870     $43,947  $48,159   $58,247      $78,481       $62,569    $27,124  $ 94,116
MEDIAN FAMILY INCOME - 1997 EST       $60,067     $56,788  $57,953   $69,688      $87,008       $71,598    $34,200  $100,629
PER CAPITA INCOME - 1997 EST          $23,238     $21,093  $21,632   $25,431      $36,940       $27,479    $12,606  $ 34,340
PUBLIC ASSISTANCE INCOME                8,580       9,119   10,234     5,360        1,104         2,319     20,416     2,015
  WITH PUBLIC ASSISTANCE INCOME          3.13%       3.81%    7.01%     3.07%        1.50%         2.16%     14.99%     1.38%
  NO PUBLIC ASSISTANCE INCOME           96.87%      96.19%   92.99%    96.93%       98.50%        97.84%     85.01%    98.62%
RETIREMENT INCOME                       8,580       9,119   10,234     5,360        1,104         2,319     20,416     2,015
  WITH RETIREMENT INCOME                19.39%      25.96%   20.56%    22.67%       19.27%        16.46%     16.23%     7.72%
  NO RETIREMENT INCOME                  83.84%      78.01%   86.98%    80.50%       82.25%        85.75%    101.40%    93.68%
HOUSEHOLDS BY NUMBER OF VEHICLES        8,631       9,146   10,212     5,391        1,112         2,328     20,484     2,000
  NO VEHICLES                            6.64%      11.37%   15.16%     6.52%        2.51%         2.69%     36.80%     1.78%
  1 VEHICLE                             36.79%      37.75%   37.46%    34.73%       23.81%        21.27%     38.24%    29.38%
  2 VEHICLES                            42.49%      38.24%   34.18%    41.88%       50.52%        51.18%     19.30%    51.07%
  3+ VEHICLES                           14.08%      12.64%   13.20%    16.87%       23.15%        24.86%      5.67%    17.77%
  ESTIMATED TOTAL VEHICLES             14,657      14,344   15.351     9,501        2,262         4.903     19,565     3,838

Source: Claritas

Conversion Valuation Appraisal Report                               Page: 1 - 32
================================================================================


The following tables summarize the demographics for the Bank's markets in Burlington and Ocean Counties.

         FIGURE 25 - BURLINGTON AND OCEAN COUNTY POPULATION DEMOGRAPHICS

                                           BURLINGTON  MT. HOLLY  BEVERLY RD  DELANCO  LV EAST  LV WEST
                                           ----------  ---------  ----------  -------  -------  -------
                                       POPULATI0N CHARACTERISTICS
LAND AREA (miles)                              5.31        7.02       5.55      4.43     1.53     0.85
POPULATION
  1980 CENSUS                                11,991      12,079     14,861    12,343    5,744      824
  1990 CENSUS                                11,821      12,743     14,200    11,463    6,290    1,265
  1997 ESTIMATE                              12,184      14,149     14,944    11,495    6,587    1,400
  2002 PROJECTION                            12,379      14.911     15,344    11,485    6,888    1,501
  GROWTH 1980 TO 1990                         -1.42%       5.50%     -4.44%    -7.13%    9.51%   53.47%
  PROJECTED GROWTH 1990 TO 2002                4.72%      17.02%      8.05%     0.19%    9.51%   18.67%
  POPULATION DENSITY 1997(persons/sq mile)  2,224.6     1,815.9    2,556.7   2,587.6  4,115.1  1,489.5
POPULATION BY URBAN VS. RURAL                11,611      11,614     14,054    11,481    6,290      921
  URBAN                                      100.91%     104.91%    100.43%   100.00%  100.00%  118.67%
  RURAL                                       -0.91%      -4.91%     -0.43%     0.00%    0.00%  -18.67%
POPULATION BY SEX - 1997 EST                 12,184      14,149     14,944    11,495    6,587    1,400
  MALE                                        47.22%      48.18%     47.81%    48.35%   48.72%   44.65%
  FEMALE                                      52.78%      51.82%     52.19%    51.65%   51.28%   55.35%
MARITAL STATUS                                9,568       9,762     11,400     8,996    5,106    1,069
  SINGLE                                      28.43%      27.57%     28.26%    27.94%   23.93%   13.25%
  MARRIED                                     48.35%      53.23%     54.14%    53.63%   62.73%   65.12%
  SEPERATED/DIVORCED                          12.56%      11.58%     10.53%    11.45%    5.88%    5.00%
  WIDOWED                                     10.66%       7.62%      7.07%     6.97%    7.46%   16.63%
POPULATON BY RACE - 1997 EST                 12,184      14,149     14,944    11,495    6,587    1,400
  WHITE                                       68.27%      68.85%     65.76%    71.66%   93.56%   91.30%
  BLACK                                       26.69%      20.60%     25.94%    21.84%    0.05%    4.59%
  INDIAN                                       0.25%       0.55%      0.30%     0.31%    0.11%    0.06%
  ASIAN                                        1.30%       2.14%      2.76%     1.89%    1.65%    0.87%
  OTHER                                        0.04%       0.25%      0.06%     0.19%    0.11%    0.02%
  HISPANIC                                     3.44%       7.61%      5.17%     4.12%    4.52%    3.16%
POPULATION BY AGE - 1997 EST                 12,184      14,149     14,944    11,495    6,587    1,400
  UNDER 5 YEARS                                6.91%       8.66%      6.86%     7.30%    5.68%    5.04%
  5 TO 14 YEARS                               12.92%      15.33%     13.36%    14.16%   12.90%   10.25%
  15 TO 24 YEARS                              11.30%      13.08%     13.02%    13.60%   13.31%    7.93%
  25 TO 34 YEARS                              14.66%      14.67%     14.74%    15.53%   12.39%    8.71%
  35 TO 44 YEARS                              15.50%      16.47%     16.03%    16.10%   15.04%   11.13%
  45 TO 54 YEARS                              11.23%      11.32%     12.88%    12.51%   15.21%    9.19%
  55 TO 64 YEARS                               8.97%       7.96%      9.49%     8.87%    7.92%    5.56%
  65 + YEARS                                  18.51%      12.50%     13.61%    11.93%   17.53%   42.19%
  MEDIAN AGE                                  38.1        34.6       36.3      35.1     39.1     51.9
  MEDIAN AGE OF HOUSEHOLDER                   49.7        46.0       48.1      46.8     50.5     68.8
POPULATION 25+ BY EDUCATION LEVEL             8,108       7,962      9,283     7,375    4,215      993
  ELEMENTARY                                  11.13%       8.48%      6.31%     5.67%    7.00%    9.06%
  SOME HIGH SCHOOL                            18.60%      15.87%     13.48%    14.27%   15.42%   17.17%
  HIGH SCHOOL GRADUATE                        38.96%      33.52%     38.57%    36.31%   42.28%   39.82%
  SOME COLLEGE                                15.04%      17.12%     19.57%    19.41%   16.20%   16.72%
  ASSOCIATES DEGREE ONLY                       4.59%       4.98%      6.22%     6.59%    3.84%    4.56%
  BACHELORS DEGREE ONLY                        8.38%      13.26%     12.28%    12.32%   10.58%    8.50%
  GRADUATE DEGREE                              3.30%       6.76%      3.56%     5.43%    4.67%    4.17%
POPULATION ENROLLED IN SCHOOL                 2,457       3,213      3,354     2,748    1,479      218
  PRE-PRIMARY - PUBLIC                         7.27%       5.92%      6.31%     5.23%    2.84%    4.83%
  PRE-PRIMARY - PRIVATE                        2.80%       2.29%      3.13%     4.10%    2.43%    4.06%
  ELEM/HIGH - PUBLIC                          57.05%      62.18%     52.53%    53.22%   65.86%   65.46%
  ELEM/HIGH - PRIVATE                         11.85%       8.66%     14.83%    13.49%   10.01%    6.31%
  COLLEGE - PUBLIC                            17.20%      16.38%     19.51%    20.44%   11.43%   13.66%
  COLLEGE - PRIVATE                            3.83%       4.57%      3.70%     3.52%    7.44%    5.67%

Source: Claritas

Conversion Valuation Appraisal Report                               Page: 1 - 33
================================================================================


        FIGURE 26 - BURLINGTON AND OCEAN COUNTY HOUSEHOLD CHARACTERISTICS

                                           BURLINGTON  MT. HOLLY  BEVERLY RD  DELANCO  LV EAST  LV WEST
                                           ----------  ---------  ----------  -------  -------  -------
                                        HOUSEHOLD CHARACTERISTICS
HOUSEHOLDS
  1980 CENSUS                                4,385       4,109      4,977     4,332     1,800      369
  1990 CENSUS                                4,579       4,398      5,110     4,140     2,206      570
  1997 ESTIMATE                              4,772       4,963      5,425     4,155     2,309      631
  2002 PROJECTION                            4,881       5,273      5,610     4,163     2,420      679
  GROWTH 1980 TO 1990                         4.43%       7.04%      2.69%    -4.44%    22.56%   54.35%
  PROJECTED GROWTH 1990 TO 2002               6.60%      19.89%      9.77%     0.56%     9.70%   19.19%
HOUSEHOLD SIZE
  AVG PERSONS PER HH 1980                     2.73        2.94       2.99      2.85      3.19     2.23
  AVG PERSONS PER HH 1990                     2.58        2.90       2.78      2.77      2.85     2.22
  AVG PERSONS PER HH 1997 EST                 2.55        2.85       2.75      2.77      2.85     2.22
  AVG PERSONS PER HH 2002 PROJ                2.54        2.83       2.74      2.76      2.85     2.21
  CHANGE 1980 TO 1997                        -0.18       -0.09      -0.23     -0.08     -0.34    -0.01
POPULATION BY HOUSEHOLD TYPE                 4,772       4,963      5,425     4,155     2,309      631
  FAMILY HOUSEHOLDS                          67.92%      75.19%     74.41%    73.93%    80.47%   65.55%
  NON-FAMILY HOUSEHOLDS                      29.77%      19.80%     24.86%    26.04%    19.53%   32.29%
  GROUP QUARTERS                              2.31%       5.01%      0.73%     0.03%     0.00%    2.16%
HOUSEHOLDS BY TYPE                           4,579       4,398      5,110     4,140     2,206      570
  SINGLE MALE                                 9.96%       7.14%      8.13%     8.60%     5.58%    5.94%
  SINGLE FEMALE                              17.68%      12.50%     12.64%    12.34%    10.29%   25.79%
  MARRIED COUPLE                             47.48%      55.74%     57.64%    56.08%    70.58%   59.77%
  OTHER FAMILY - MALE HEAD                    4.38%       3.88%      3.81%     3.96%     3.04%    1.46%
  OTHER FAMILY - FEMALE HEAD                 16.14%      16.35%     13.61%    14.19%     7.98%    5.35%
  NON FAMILY - MALE HEAD                      2.54%       2.37%      2,65%     3.06%     1.59%    0.95%
  NON FAMILY - FEMALE HEAD                    1.83%       2.02%      1.51%     1.76%     0.95%    0.74%
HOUSEHOLDS MTH CHILDREN                      4,604       4,456      5,091     4,117     2,252      579
  MARRIED COUPLE FAMILY                      48.44%      54.75%     59.86%    57.82%    71.58%   60.27%
  OTHER FAMILY - MALE HEAD                    4.64%       4.25%      3.32%     4.50%     2.75%    1.47%
  OTHER FAMILY - FEMALE HEAD                 16.02%      17.14%     13.69%    11.82%     8.53%    5.31%
  NON FAMILY                                 30.89%      23.85%     23.13%    25.86%    17.14%   32.95%
HOUSEHOLDS BY INCOME - 1997 EST              4,772       4,963      5,425     4,155     2,309      631
  UNDER $5,000                                2.09%       2.89%      1.23%     0.74%     1.43%    1.91%
  $5,000 TO 10,000                            8.15%       6.17%      4.06%     5.66%     2.77%    6.17%
  $10,000 TO $15,000                          7.82%       5.83%      4.59%     5.54%     3.29%    7.76%
  $15,000 TO $25,000                         12.79%      13.21%     11.56%    10.60%    13.43%   16.18%
  $25,000 TO $35,000                         14.70%       9,72%     11.48%    11.19%    13.90%   17.66%
  $35,000 TO $50,000                         19.60%      17.22%     17.64%    19.32%    19.92%   17.64%
  $56,000 TO $75,000                         22.46%      25.02%     28,27%    25.15%    21.96%   20.88%
  $75,000 TO $100,000                         8.53%      12.12%     13.64%    13.28%    14.29%    7.53%
  $100,000 OR MORE                            3.84%       7.82%      7.53%     8.51%     9.01%    4.29%
MEDIAN HOUSEHOLD INCOME - 1997 EST         $40,679     $54,644    $49,344   $48,747   $45,678  $35,246
MEDIAN FAMILY INCOME - 1997 EST            $48.958     $60,453    $56,537   $55,221   $53,710  $45,193
PER CAPITA INCOME - 1997 EST               $18,918     $23,058    $19,789   $20,568   $19,595  $19,881
PUBLIC ASSISTANCE INCOME                     4,604       4,456      5,091     4,117     2,252      579
  WITH PUBLIC ASSISTANCE INCOME               7.04%       8.77%      6.26%     5.14%     2.44%    2.73%
  NO PUBLIC ASSISTANCE INCOME                92.96%      91.23%     93.74%    94.86%    97.56%   97.27%
RETIREMENT INCOME                            4,604       4,456      5,091     4,117     2,252      579
  WITH RETIREMENT INCOME                     23.22%      25.77%     22.07%    18.20%    23.26%   40.32%
  NO RETIREMENT INCOME                       84.36%      83.84%     84.61%    87.22%    79.24%   62.49%
HOUSEHOLDS BY NUMBER OF VEHICLES             4,578       4,407      5,070     4,141     2,206      565
  NO VEHICLES                                13.89%      11.79%      8.50%     5.91%     4.81%   10.45%
  1 VEHICLE                                  41.28%      34.19%     33.28%    34.96%    30.87%   55.03%
  2 VEHICLES                                 32.90%      40.55%     39.38%    38.41%    40.93%   26.19%
  3+ VEHICLES                                11.93%      13.47%     18.85%    20.72%    23.39%    8.33%
  ESTIMATED TOTAL VEHICLES                   6,728       7,037      8,880     7,470    4,251       767

Source: Claritas

Conversion Valuation Appraisal Report                               Page: 1 - 34
================================================================================


------------------------------
      MARKET AREA DEPOSIT
        CHARACTERISTICS
------------------------------

The following table summarizes the Bank's deposits in each branch and compares them to the deposits of the market, as defined by a one-and-one half mile radius surrounding each branch.

                           FIGURE 27 - BRANCH DEPOSITS

                                    June 30, 1992                      June 30, 1996
                           -------------------------------    -------------------------------      Change
                             Market       Bank     Market       Market       Bank     Market     in Mkt Sh
Branch                      Deposits    Deposits    Share      Deposits    Deposits    Share       92-96
------                      --------    --------    -----      --------    --------    -----       -----
Beverly Road               $   38,407   $ 38,407   100.00%    $   59,147   $ 54,970    92.94%      -7.06%
Burlington                    320,530     44,831    13.99%       341,026     45,418    13.32%      -0.67%
Delanco                        98,721      7,128     7.22%        98,843     16,042    16.23%       9.01%
Ewing                         446,509     55,986    12.54%       443,451     49,494    11.16%      -1.38%
Leisure Village West          252,417          0     0.00%       250,037          0     0.00%       0.00%
Leisure Village East          218,366          0     0.00%       189,691      1,752     0.92%       0.92%
Lawrenceville                 170,248     25,652    15.07%       162,811     33,040    20.29%       5.23%
Mt Holly                      204,181     14,835     7.27%       216,305     26,068    12.05%       4.79%
Pennington                    142,988     26,075    18.24%       120,768     37,529    31.08%      12.84%
Robbinsville                  138,522     36,838    26.59%       171,883     36,906    21.47%      -5.12%
Trenton                     1,403,501     68,625     4.89%     1,633,778     53,561     3.28%      -1.61%
Mercerville                   582,388      7,890     1.35%       590,762     40,360     6.83%       5.48%
Hamilton                      256,820     77,280    30.09%       299,703     75,212    25.10%      -5.00%
W Windsor                           0          0     0.00%             0          0     0.00%       0.00%
                           ----------   --------   ------     ----------   --------    -----       -----
                           $4,274,331   $403,547     9.44%    $4,579,532   $471,034    10.29%       0.84%
                           ==========   ========   ======     ==========   ========    =====       =====

Springside was closed and consolidated into several other branches.


Note:   The Leisure Village West branch was opened after June 30, 1996.
Source: FDIC data, FinPro calculations.

Conversion Valuation Appraisal Report                               Page: 1 - 35
================================================================================


3.  Comparisons With Publicly Traded Thrifts

------------------------------
         INTRODUCTION
------------------------------

This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 399 public thrifts as of December 8, 1997. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


------------------------------
       SELECTION SCREENS
------------------------------

When selecting the Comparables, it was determined that the balance sheet size of the institution was of greater importance than geography due to economies of scale.

The selection screens utilized to identify possible Comparables from the list of 399 public thrifts at December 8, 1997 included:

     1. The IPO date had to be on or before June 30, 1996, eliminating any new conversions.

     2.   The conversion type had to be a full standard conversion.

     3. The total asset size had to be less than or equal to $2.0 billion, but greater than or equal to $600 million.

     4.   The efficiency ratio had to be less than or equal to 70.00%

     5.   The loan to asset ratio had to be less than or equal to 65.00%

     6. The current price to earnings trading multiple had to be less or equal to 23.00X to eliminate weak earners.

Conversion Valuation Appraisal Report                               Page: 1 - 36
================================================================================


     7. The price to book trading multiple had to be less than or equal to 200% to eliminate those institutions with speculation included in their price.

This resulted in 12 institutions.

                                                                         NUMBER
                                                                           OF
TICKER  SHORT NAME                      EXCHANGE  CITY          STATE   OFFICES  IPO DATE
--------------------------------------  -------------------------------------------------
FESX    First Essex Bancorp Inc.         NASDAQ   Andover        MA        15    08/04/87
FFES    First Federal of East Hartford   NASDAQ   East Hartford  CT        12    06/23/87
FFIC    Flushing Financial Corp.         NASDAQ   Flushing       NY         7    11/21/95
GAF     GA Financial Inc.                AMSE     Pittsburgh     PA        13    03/26/96
JSB     JSB Financial Inc.               NYSE     Lynbrook       NY        13    06/27/90
MASB    MASSBANK Corp.                   NASDAQ   Reading        MA        15    05/28/86
MDBK    Medford Bancorp Inc.             NASDAQ   Medford        MA        16    03/18/86
PWBC    PennFirst Bancorp Inc.           NASDAQ   Ellwood City   PA        11    06/13/90
SFIN    Statewide Financial Corp.        NASDAQ   Jersey City    NJ        16    10/02/95
SISB    SIS Bancorp Inc.                 NASDAQ   Springfield    MA        25    02/08/95
STFR    St. Francis Capital Corp.        NASDAQ   Milwaukee      WI        23    06/21/93
THRD    TF Financial Corp.               NASDAQ   Newtown        PA        14    07/13/94


------------------------------
      SELECTION CRITERIA
------------------------------

Excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Also, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

Conversion Valuation Appraisal Report                               Page: 1 - 37
================================================================================


The members of the Comparable Group were selected based upon the following criteria:

     1.   Asset size

     2.   Profitability

     3.   Capital level

     4.   Asset mix

     5.   Operating strategy

     6.   Date of conversion

1. Asset size The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged in size from $625.3 million to $1.7 billion in total assets with an average of $1.1 billion. The Bank's asset size was $638.9 million as of September 30, 1997 and will be $798.8 million on a proforma basis at the midpoint of the valuation range.

2. Profitability The Comparable Group should have similar financial conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAAs averaging 0.97% and ROAEs averaging 9.05% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of 0.46% to a high of 2.23% while the ROAE measure ranged from a low of 5.80% to a high of 12.46%. The Bank had an ROAA of 1.25% and ROAE of 7.57% for the nine month period ending September 30, 1997.

3. Capital level The Comparable Group should have a capital level similar to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in a similar range as the Bank were selected. The average equity to assets ratio for the Comparable Group was 10.86% with a high of 23.21% and a low of 6.63%. At September 30, 1997, the Bank had an equity to assets ratio of 16.94%. On a proforma basis, at the midpoint the Bank would have an equity to assets ratio of 33.58%.

4. Asset Mix The asset mix is very important in the selection criteria for Comparables. At September 30, 1997, the Bank had a total net loan to asset ratio of 62.27%, but this ratio will be substantially lower after the offering. The average loan to asset ratio for the Comparables was 45.17%, ranging from a low of 19.07% to a high of 61.03%.

Conversion Valuation Appraisal Report                               Page: 1 - 38
================================================================================


5.  Operating  strategy       An  institution's  operating  characteristics  are
important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6.  Date of conversion        Recent conversions, those completed after June 30,
1996, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.


------------------------------
   COMPARABLE GROUP PROFILES
------------------------------


     o First Essex Bancorp Inc. FESX is a BIF insured thrift that operates 15 branches in Andover, Massachusetts and has $1.2 billion in assets. FESX had the second highest loan to asset ratio, 60.22%, the second highest interest income ratio, 7.52%, and the second highest ROAE ratio, 12.02%, in the Comparable Group. FESX was select based on asset size, dependence on net interest income, moderate level of NPLs, modest efficiency ratio, number of offices and solid profitability.

     o First Federal of East Hartford. FFES is a SAIF insured institution that operates 12 branches in Connecticut and is $987 million in assets. FFES had the second highest level of borrowings in the Comparable Group, 34.97%. First Federal also has the lowest level of loans to assets, 19.07%, the lowest equity to assets ratio 6.63%, the second lowest ROAA, 0.54%, the second lowest margin, 2.17%, and the second lowest interest income, 6.76%. FFES was selected to the Group based on asset size, low level of noninterest income, moderate efficiency ratio, number of branches, and dependence on net interest income.

     o Flushing Financial Corp. FFIC is a BIF insured institution with $960 million in assets. FFIC had 7 branches, the fewest in the Comparable Group. FFIC had the second lowest ROAE, 6.53%, despite having the second highest margin, 3.81%. Flushing had the lowest current dividend yield, 1.02%. FFIC was selected to the Group based on asset size, low level of noninterest income, moderate efficiency ratio, loan to asset ratio, capital level, and dependence on net interest income.

Conversion Valuation Appraisal Report                               Page: 1 - 39
================================================================================


     o GA Financial Inc. GAF is a SAIF insured institution that operates 13 branches and is located in Pittsburgh, Pennsylvania. GAF had the second lowest deposit to asset ratio of the Comparable Group, 56.94%, the second highest level of equity, 14.63% and the second highest ROA, 1.16%. It was selected as a comparable based on its asset size, dependence on net interest income, low level of non-interest income, moderate efficiency ratio, number of branches, asset quality and moderate loan to asset ratio.

     o JSB Financial Inc. JSB has 13 branches and is a BIF insured institution located in Lynbrook, New York. JSB has the highest loan to asset ratio in the Comparable Group, 61.03%, and has the highest level of non-performing assets as a percentage of assets, 1.02%. JSB
          Financial is the only Comparable without borrowings. JSB has the highest net interest margin, 4.66%, the lowest cost of funds, 2.63%, the best efficiency ratio, 39.09%, and the highest ROAA, 2.23%. JSB was included in the Comparable Group based on its asset size, number of branches, solid efficiency ratio, strong profitability, and loans to assets ratio.

     o MASSBANK Corp. MASB is a BIF insured institution with 15 branches located in Reading, Massachusetts. MASSBANK had the second lowest loans to assets ratio, 28.79%, the highest deposits to assets ratio, 88.01%, and the second lowest level of borrowings 0.10% of assets. MASB had lowest NPAs/assets to 0.16%. MASSBANK was included with the Comparable Group based on its size, loan to asset ratio, deposit to assets ratio, asset quality, profitability and number of branches.

     o Medford Bancorp Inc. MDBK is a BIF insured institution that operates 16 offices in Medford, Massachusetts. MDBK has $1.1 billion in assets and is listed on NASDAQ. Medford has the second highest reserve to NPLs ratio, 235.75%. MDBK was included in the Comparable Group based on its asset size, modest interest income, level of loans, number of branches, capital levels, ROAA and ROAE ratios, and efficiency ratio.

     o PennFirst Bancorp Inc. PWBC is a SAIF insured Pennsylvania institution that operates 11 branches. PennFirst had total assets of $822 million. Home Building had the lowest deposit to asset ratio, 47.93%, and the highest borrowing to asset ratio, 42.64%. PWBC had the lowest net interest margin, 2.17%, primarily due to the highest cost of funds, 4.86%. PWBC was included in the Comparable Group based on its asset size, number of branches, dependence on net interest income, low level of non-interest income, and a moderate level of non-performing assets.

Conversion Valuation Appraisal Report                               Page: 1 - 40
================================================================================


     o Statewide Financial Corp. SFIN is a SAIF insured institution that operates 16 branches and is based in Jersey City, New Jersey. Statewide had $703 in assets and is the second smallest of the Comparable Group. SFIN had the second highest efficiency ratio, 63.67%, primarily due to the second highest level of noninterest expense, 2.44%, in the Comparable Group. It was included in the Comparable Group based on its asset size, capital levels, moderate profitability, number of branches, and modest noninterest income.

     o SIS Bancorp Inc. SISB is located in Springfield, Massachusetts and operates 25 branches. SIS had the highest efficiency 65.55% ratio primarily due to a high level of noninterest expense, 2.87%. SISB is one of three Comparables without intangibles. SIS Bancorp had the highest level of reserves to NPLs, 405.76%. It was included due to its branch network, balance sheet size, asset quality, solid profitability, and capital levels.

     o St. Francis Capital Corp. STFR is located in Milwaukee, Wisconsin and operates 23 branches. STFR had the lowest ROAA and ROAE 0.46% and 5.80%, respectively. St. Francis had the second highest level of interest expense, 4.58% and the lowest level of NPLs as a percentage of loans, 0.40%. STFR was included due to its branch network, balance sheet size, asset quality, loans to assets ratio, and capital levels.

     o TF Financial Corp. THRD is a SAIF insured institution that operates 14 branches and is based in Newton, Pennsylvannia. THRD had $625 in assets and is the smallest of the Comparable Group. TF Financial also is the smallest Comparable in terms of market capitalization, $90.8 million. THRD had the second highest level of intangibles, 11.69%, and the second lowest NPLs to loans ratio, 0.50%, in the Comparable Group. It was included in the Comparable Group based on its asset size, capital levels, moderate profitability, number of branches, and modest noninterest income.

All data presented in figures 28 through 39 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the prospectus or the audited financials. The market pricing data for the Comparables is as of December 8, 1997.

Conversion Valuation Appraisal Report                               Page: 1 - 41
================================================================================


                      FIGURE 28 - KEY FINANCIAL INDICATORS


                        The Bank and the Comparable Group
--------------------------------------------------------------------------------
                                                The Bank at     Comparable Group
                                            September 30, 1997   Quarter Average
                                                                  (Most Recent
                                                                    Quarter)
--------------------------------------------------------------------------------
Balance Sheet Data
--------------------------------------------------------------------------------
Gross Loans to Deposits                           81.94%             69.13%
--------------------------------------------------------------------------------
Total Net Loans to Assets                         62.27%             45.17%
--------------------------------------------------------------------------------
Deposits to Assets                                77.21%             66.37%
--------------------------------------------------------------------------------
Borrowed Funds to Assets                           4.70%             21.05%
--------------------------------------------------------------------------------
Balance Sheet Growth
--------------------------------------------------------------------------------
Asset Growth Rate                                  8.41%              9.08%
--------------------------------------------------------------------------------
Loan Growth Rate                                   6.16%             12.48%
--------------------------------------------------------------------------------
Deposit Growth Rate                                0.57%              3.34%
--------------------------------------------------------------------------------
Capital
--------------------------------------------------------------------------------
Equity to Assets                                  16.94%             10.86%
--------------------------------------------------------------------------------
Tangible Equity to Assets                         15.48%             10.44%
--------------------------------------------------------------------------------
Intangible Assets to Equity                       10.01%              4.98%
--------------------------------------------------------------------------------
Regulatory Core Capital to Assets                 15.48%              8.79%
--------------------------------------------------------------------------------
Equity + Reserves to Assets                       17.44%             11.37%
--------------------------------------------------------------------------------
Total Capital to Risk Adjusted Assets             26.48%             20.37%
--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                               Page: 1 - 42
================================================================================


--------------------------------------------------------------------------------
                                                 The Bank       Comparable Group
--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------
Non-Performing Loans to Loans                      1.43%              0.79%
--------------------------------------------------------------------------------
Reserves to Non-Performing Loans                  56.25%            167.67%
--------------------------------------------------------------------------------
Non-Performing Assets to Assets                    0.91%              0.39%
--------------------------------------------------------------------------------
Non-Performing Assets to Equity                    5.39%              3.82%
--------------------------------------------------------------------------------
Reserves to Loans                                  0.80%              1.13%
--------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.  56.25%            143.55%
--------------------------------------------------------------------------------
Profitability
--------------------------------------------------------------------------------
Return on Average Assets                           1.25%              0.97%
--------------------------------------------------------------------------------
Return on Average Equity                           7.57%              9.05%
--------------------------------------------------------------------------------
Income Statement
--------------------------------------------------------------------------------
Net Interest Margin                                3.65%              3.25%
--------------------------------------------------------------------------------
Interest Income to Average Assets                  7.01%              7.11%
--------------------------------------------------------------------------------
Interest Expense to Average Assets                 3.49%              4.00%
--------------------------------------------------------------------------------
Net Interest Income to Average Assets              3.52%              3.12%
--------------------------------------------------------------------------------
Noninterest Income to Average Assets               0.90%              0.31%
--------------------------------------------------------------------------------
Noninterest Expense to Average Assets              2.11%              1.91%
--------------------------------------------------------------------------------
Efficiency Ratio                                  47.87%              54.22%
--------------------------------------------------------------------------------
Overhead Ratio                                    34.62%              49.88%
--------------------------------------------------------------------------------
Source: The Bank Offering Prospectus, FinPro calculations and SNL Securities

Note: All of the Bank data is for the nine months ended September 30, 1997 and annualized where appropriate.

Note:   All of the Comparable data is as of the most recent quarter.

Conversion Valuation Appraisal Report                               Page: 1 - 43
================================================================================


------------------------------
        CORPORATE DATA
------------------------------

                      FIGURE 29 - COMPARABLE CORPORATE DATA

                                                                                             DEPOSIT
                                                                         NUMBER             INSURANCE
                                                                           OF                AGENCY    CONVERSION
TICKER  SHORT NAME                      EXCHANGE  CITY          STATE   OFFICES  IPO DATE  (BIF/SAIF)     TYPE
--------------------------------------  -------------------------------------------------------------------------
FESX    First Essex Bancorp Inc.         NASDAQ   Andover        MA        15    08/04/87     BIF        Regular
FFES    First Federal of East Hartford   NASDAQ   East Hartford  CT        12    06/23/87     SAIF       Regular
FFIC    Flushing Financial Corp.         NASDAQ   Flushing       NY         7    11/21/95     BIF        Regular
GAF     GA Financial Inc.                AMSE     Pittsburgh     PA        13    03/26/96     SAIF       Regular
JSB     JSB Financial Inc.               NYSE     Lynbrook       NY        13    06/27/90     BIF        Regular
MASB    MASSBANK Corp.                   NASDAQ   Reading        MA        15    05/28/86     BIF        Regular
MDBK    Medford Bancorp Inc.             NASDAQ   Medford        MA        16    03/18/86     BIF        Regular
PWBC    PennFirst Bancorp Inc.           NASDAQ   Ellwood City   PA        11    06/13/90     SAIF       Regular
SFIN    Statewide Financial Corp.        NASDAQ   Jersey City    NJ        16    10/02/95     SAIF       Regular
SISB    SIS Bancorp Inc.                 NASDAQ   Springfield    MA        25    02/08/95     BIF        Regular
STFR    St. Francis Capital Corp.        NASDAQ   Milwaukee      WI        23    06/21/93     SAIF       Regular
THRD    TF Financial Corp.               NASDAQ   Newtown        PA        14    07/13/94     SAIF       Regular

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 44
================================================================================


------------------------------
      KEY FINANCIAL DATA
------------------------------

Selected balance sheet ratios for the Comparable Group are shown in the following table:

                    FIGURE 30 - COMPARABLE KEY FINANCIAL DATA

                                         KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                        ---------------------------------------------------
                                          TOTAL     LOANS/   LOANS/  DEPOSITS/  BORROWINGS/
                                          ASSETS   DEPOSITS  ASSETS   ASSETS      ASSETS
TICKER  SHORT NAME                        ($000)     (%)       (%)      (%)         (%)
--------------------------------------  ---------------------------------------------------
FESX    First Essex Bancorp Inc.        1,209,698    98.35    60.22    61.23       29.32
FFES    First Federal of East Hartford    987,416    32.97    19.07    57.83       34.97
FFIC    Flushing Financial Corp.          960,130    89.51    59.99    67.02       17.19
GAF     GA Financial Inc.                 802,304    66.62    37.94    56.94       24.98
JSB     JSB Financial Inc.              1,531,068    83.22    61.03    73.33        0.00
MASB    MASSBANK Corp.                    932,757    32.71    28.79    88.01        0.10
MDBK    Medford Bancorp Inc.            1,106,345    71.20    53.04    74.50       15.99
PWBC    PennFirst Bancorp Inc.            822,350    85.15    40.81    47.93       42.64
SFIN    Statewide Financial Corp.         703,112    75.00    47.20    62.93       26.75
SISB    SIS Bancorp Inc.                1,453,017    67.39    47.38    70.31       19.67
STFR    St. Francis Capital Corp.       1,660,649    68.41    44.78    65.46       25.31
THRD    TF Financial Corp.                625,338    58.98    41.84    70.94       15.73
                                        ---------------------------------------------------
        Average                         1,066,182    69.13    45.17    66.37       21.05
        Median                            973,773    69.81    45.99    66.24       22.33
        Maximum                         1,660,649    98.35    61.03    88.01       42.64
        Minimum                           625,338    32.71    19.07    47.93        0.00

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 45
================================================================================


------------------------------
         CAPITAL DATA
------------------------------

                       FIGURE 31 - COMPARABLE CAPITAL DATA

                                                         CAPITAL AS OF THE MOST RECENT QUARTER
                                        -----------------------------------------------------------------------
                                                   TANGIBLE   INTANGIBLE  REGULATORY  EQUITY +   TOTAL CAPITAL/
                                        EQUITY/    EQUITY/      ASSETS/    CORE CAP/  RESERVES/  RISK ADJUSTED
                                        ASSETS   TANG ASSETS    EQUITY      ASSETS     ASSETS        ASSETS
TICKER  SHORT NAME                        (%)        (%)                      (%)        (%)           (%)
--------------------------------------  -----------------------------------------------------------------------
FESX    First Essex Bancorp Inc.          7.40       6.54        12.52        6.42       8.26        11.76
FFES    First Federal of East Hartford    6.63       6.63         0.00        6.75       6.90        22.45
FFIC    Flushing Financial Corp.         14.21      13.71         4.00       10.17      14.88        21.05
GAF     GA Financial Inc.                14.63      14.51         0.97       12.07      14.78        33.50
JSB     JSB Financial Inc.               23.21      23.21         0.00       15.07      23.59        20.78
MASB    MASSBANK Corp.                   10.78      10.64         1.50        9.81      11.02        34.04
MDBK    Medford Bancorp Inc.              9.02       8.50         6.29        8.53       9.61        15.90
PWBC    PennFirst Bancorp Inc.            8.37       7.51        11.07        7.13       8.96        20.13
SFIN    Statewide Financial Corp.         9.36       9.35         0.17        8.37       9.76        22.15
SISB    SIS Bancorp Inc.                  7.36       7.36         0.00        7.13       8.63        13.07
STFR    St. Francis Capital Corp.         7.74       6.91        11.53        7.14       8.11        12.21
THRD    TF Financial Corp.               11.63      10.41        11.69        6.90      11.97        17.43
                                        -----------------------------------------------------------------------
        Average                          10.86      10.44         4.98        8.79      11.37        20.37
        Median                            9.19       8.93         2.75        7.76       9.69        20.46
        Maximum                          23.21      23.21        12.52       15.07      23.59        34.04
        Minimum                           6.63       6.54         0.00        6.42       6.90        11.76

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 46
================================================================================


------------------------------
      ASSET QUALITY DATA
------------------------------

                    FIGURE 32 - COMPARABLE ASSET QUALITY DATA

                                             ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                        ------------------------------------------------------
                                        NPLs/  RESERVES/   NPAs/   NPAs/  RESERVES/  RESERVES/
                                        LOANS    NPLs     ASSETS  EQUITY    LOANS    NPAs + 90
TICKER  SHORT NAME                       (%)      (%)       (%)     (%)      (%)        (%)
--------------------------------------  ------------------------------------------------------
FESX    First Essex Bancorp Inc.         0.81    175.40    0.58    7.78     1.43      149.29
FFES    First Federal of East Hartford   1.31    109.43    0.25    3.78     1.44       87.85
FFIC    Flushing Financial Corp.         0.59    189.94    0.39    2.74     1.12      172.94
GAF     GA Financial Inc.                0.64     63.36    0.24    1.66     0.41       63.36
JSB     JSB Financial Inc.               1.56     39.27    1.02    4.39     0.61       35.16
MASB    MASSBANK Corp.                   0.43    193.81    0.16    1.44     0.84      113.84
MDBK    Medford Bancorp Inc.             0.48    235.75    0.27    3.02     1.12      219.01
PWBC    PennFirst Bancorp Inc.           1.50     96.88    0.68    8.07     1.45       87.79
SFIN    Statewide Financial Corp.        0.64    132.09    0.33    3.56     0.84      104.03
SISB    SIS Bancorp Inc.                 0.66    405.76    0.33    4.42     2.67      379.00
STFR    St. Francis Capital Corp.        0.40    207.08    0.21    2.65     0.83      181.82
THRD    TF Financial Corp.               0.50    163.39    0.27    2.29     0.82      128.49
                                        ------------------------------------------------------
        Average                          0.79    167.67    0.39    3.82     1.13      143.55
        Median                           0.64    169.40    0.30    3.29     0.98      121.17
        Maximum                          1.56    405.76    1.02    8.07     2.67      379.00
        Minimum                          0.40     39.27    0.16    1.44     0.41       35.16

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 47
================================================================================


------------------------------
      PROFITABILITY DATA
------------------------------

                    FIGURE 33 - COMPARABLE PROFITABILITY DATA

                                         PROFITABILITY AS OF THE MOST RECENT QUARTER
                                         -------------------------------------------
                                                 RETURN ON         RETURN ON
                                                AVG ASSETS        AVG EQUITY
TICKER  SHORT NAME                                  (%)               (%)
--------------------------------------   -------------------------------------------
FESX    First Essex Bancorp Inc.                   0.86              12.02
FFES    First Federal of East Hartford             0.54               8.22
FFIC    Flushing Financial Corp.                   0.97               6.53
GAF     GA Financial Inc.                          1.16               7.59
JSB     JSB Financial Inc.                         2.23               9.73
MASB    MASSBANK Corp.                             1.12              10.53
MDBK    Medford Bancorp Inc.                       0.99              11.07
PWBC    PennFirst Bancorp Inc.                     0.70               8.50
SFIN    Statewide Financial Corp.                  0.81               8.62
SISB    SIS Bancorp Inc.                           0.88              12.46
STFR    St. Francis Capital Corp.                  0.46               5.80
THRD    TF Financial Corp.                         0.87               7.57
                                         -------------------------------------------
        Average                                    0.97               9.05
        Median                                     0.88               8.56
        Maximum                                    2.23              12.46
        Minimum                                    0.46               5.80

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 48
================================================================================


------------------------------
     INCOME STATEMENT DATA
------------------------------

                  FIGURE 34 - COMPARABLE INCOME STATEMENT DATA

                                                              INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                        -------------------------------------------------------------------------------------------
                                           NET    INTEREST    INTEREST  NET INTEREST  NONINTEREST  NONINTEREST
                                        INTEREST   INCOME/    EXPENSE/     INCOME/      INCOME/      EXPENSE/  EFFICIENCY  OVERHEAD
                                         MARGIN  AVG ASSETS  AVG ASSETS  AVG ASSETS    AVG ASSETS   AVG ASSETS    RATIO      RATIO
TICKER  SHORT NAME                         (%)       (%)         (%)         (%)           (%)          (%)        (%)        (%)
--------------------------------------  -------------------------------------------------------------------------------------------
FESX    First Essex Bancorp Inc.          3.18      7.52        4.49        3.02          0.23         1.79       53.06      49.51
FFES    First Federal of East Hartford    2.28      6.76        4.54        2.22          0.16         1.39       58.33      55.25
FFIC    Flushing Financial Corp.          3.81      7.67        4.04        3.64          0.36         2.22       54.55      50.07
GAF     GA Financial Inc.                 3.54      7.34        3.90        3.45          0.32         1.95       51.11      46.59
JSB     JSB Financial Inc.                4.66      6.99        2.63        4.36          0.36         1.78       39.09      34.10
MASB    MASSBANK Corp.                    2.86      6.66        3.85        2.81          0.20         1.37       44.23      40.27
MDBK    Medford Bancorp Inc.              3.25      6.99        3.87        3.12          0.24         1.75       48.58      44.69
PWBC    PennFirst Bancorp Inc.            2.17      6.97        4.86        2.11          0.15         1.24       51.40      47.90
SFIN    Statewide Financial Corp.         3.69      7.36        3.79        3.59          0.23         2.44       63.67      61.29
SISB    SIS Bancorp Inc.                  3.68      7.11        3.62        3.49          0.88         2.87       65.55      56.85
STFR    St. Francis Capital Corp.         2.66      7.03        4.58        2.45          0.38         1.78       59.45      53.17
THRD    TF Financial Corp.                3.25      6.94        3.80        3.14          0.23         2.28       61.65      58.87
                                        -------------------------------------------------------------------------------------------
        Average                           3.25      7.11        4.00        3.12          0.31         1.91       54.22      49.88
        Median                            3.25      7.01        3.89        3.13          0.24         1.79       53.81      49.79
        Maximum                           4.66      7.67        4.86        4.36          0.88         2.87       65.55      61.29
        Minimum                           2.17      6.66        2.63        2.11          0.15         1.24       39.09      34.10

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 49
================================================================================


------------------------------
          GROWTH DATA
------------------------------

                       FIGURE 35 - COMPARABLE GROWTH DATA

                                          ASSET    LOAN    DEPOSIT
                                         GROWTH   GROWTH    GROWTH
                                          RATE     RATE      RATE
TICKER  SHORT NAME                         (%)      (%)       (%)
--------------------------------------   -------------------------
FESX    First Essex Bancorp Inc.         (11.47)    4.91      6.43
FFES    First Federal of East Hartford     2.55    15.63     (5.73)
FFIC    Flushing Financial Corp.          46.56    84.34     35.89
GAF     GA Financial Inc.                 28.04    33.72     (1.62)
JSB     JSB Financial Inc.                (0.01)   14.77     (3.47)
MASB    MASSBANK Corp.                    12.08    19.91     11.24
MDBK    Medford Bancorp Inc.              12.60    10.12     (0.21)
PWBC    PennFirst Bancorp Inc.             2.64     6.65      3.13
SFIN    Statewide Financial Corp.         17.76     1.49     (5.36)
SISB    SIS Bancorp Inc.                   5.15    15.81      2.45
STFR    St. Francis Capital Corp.          3.67    13.10     12.34
THRD    TF Financial Corp.                (9.62)  (70.73)   (14.98)
                                         -------------------------
        Average                            9.08    12.48      3.34
        Median                             4.41    13.94      1.12
        Maximum                           46.56    84.34     35.89
        Minimum                          (11.47)  (70.73)   (14.98)

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 50
================================================================================


------------------------------
  MARKET CAPITALIZATION DATA
------------------------------

                FIGURE 36 - COMPARABLE MARKET CAPITALIZATION DATA

                                                  MARKET DATA AS OF THE MOST RECENT QUARTER
                                        --------------------------------------------------------------
                                          MRQ      MRQ       MRQ      MRQ   MRQ PUBLICLY  MRQ TANGIBLE
                                        MARKET    PRICE     PRICE    PRICE    REPORTED    PUBLICLY REP
                                         VALUE  PER SHARE    HIGH     LOW    BOOK VALUE    BOOK VALUE
TICKER  SHORT NAME                        ($)      ($)       ($)      ($)        ($)           ($)
--------------------------------------  --------------------------------------------------------------
FESX    First Essex Bancorp Inc.        158.06    20.375   20.500   16.500      11.90         10.41
FFES    First Federal of East Hartford   98.74    36.500   36.750   29.000      24.40         24.40
FFIC    Flushing Financial Corp.        188.61    24.000   24.000   20.000      17.08         16.40
GAF     GA Financial Inc.               155.96    18.625   19.000   16.500      14.72         14.58
JSB     JSB Financial Inc.              482.91    48.938   49.375   41.000      35.91         35.91
MASB    MASSBANK Corp.                  166.08    47.500   47.500   35.625      28.25         27.83
MDBK    Medford Bancorp Inc.            171.43    36.000   36.500   29.250      21.96         20.58
PWBC    PennFirst Bancorp Inc.           97.58    17.625   19.500   14.318      12.96         11.52
SFIN    Statewide Financial Corp.       105.40    21.500   21.625   18.000      14.34         14.32
SISB    SIS Bancorp Inc.                211.37    34.750   34.750   27.625      18.94         18.94
STFR    St. Francis Capital Corp.       209.52    37.375   38.000   33.875      24.54         21.71
THRD    TF Financial Corp.               90.84    25.375   25.438   19.125      19.21         16.96
                                        --------------------------------------------------------------
        Average                         178.04    30.71    31.08    25.07       20.35         19.46
        Median                          162.07    30.06    30.09    23.81       19.08         17.95
        Maximum                         482.91    48.94    49.38    41.00       35.91         35.91
        Minimum                          90.84    17.63    19.00    14.32       11.90         10.41

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 51
================================================================================


------------------------------
         DIVIDEND DATA
------------------------------

                      FIGURE 37 - COMPARABLE DIVIDEND DATA


                                                 DIVIDENDS
                                         -------------------------
                                          CURRENT     LTM DIVIDEND
                                         DIVIDEND        PAYOUT
                                           YIELD          RATIO
TICKER  SHORT NAME                          ($)            (%)
--------------------------------------   -------------------------
FESX    First Essex Bancorp Inc.           2.286          34.78
FFES    First Federal of East Hartford     1.630          32.09
FFIC    Flushing Financial Corp.           1.016          18.87
GAF     GA Financial Inc.                  2.423          39.58
JSB     JSB Financial Inc.                 2.875          47.37
MASB    MASSBANK Corp.                     2.065          30.56
MDBK    Medford Bancorp Inc.               1.907          35.98
PWBC    PennFirst Bancorp Inc.             1.959          32.25
SFIN    Statewide Financial Corp.          1.882          32.28
SISB    SIS Bancorp Inc.                   1.479          18.54
STFR    St. Francis Capital Corp.          1.400          21.82
THRD    TF Financial Corp.                 1.404          31.15
                                         -------------------------
        Average                            1.86           31.27
        Median                             1.89           32.17
        Maximum                            2.88           47.37
        Minimum                            1.02           18.54

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 52
================================================================================


------------------------------
         PRICING DATA
------------------------------

                       FIGURE 38 - COMPARABLE PRICING DATA

                                                      CURRENT PRICING DATA AS OF 12/08/97
                                        ---------------------------------------------------------------
                                         PRICE/                                 PRICE/      PRICE/TANG
                                          LTM     PRICE/   PRICE/    PRICE/  PUBLICLY REP  PUBLICLY REP
                                        CORE EPS  ASSETS  EARNINGS  LTM EPS   BOOK VALUE    BOOK VALUE
TICKER  SHORT NAME                        (x)       (%)      (x)       (x)        (%)           (%)
--------------------------------------  ---------------------------------------------------------------
FESX    First Essex Bancorp Inc.          17.95    13.07    15.44    15.22      176.47        201.73
FFES    First Federal of East Hartford    17.36    10.00    19.58    19.69      150.87        150.87
FFIC    Flushing Financial Corp.          22.08    19.64    19.69    22.29      138.32        144.05
GAF     GA Financial Inc.                 21.08    19.69    17.08    20.64      134.60        135.89
JSB     JSB Financial Inc.                19.17    31.48    14.84    17.08      135.58        135.58
MASB    MASSBANK Corp.                    18.31    17.75    16.61    17.22      164.60        167.09
MDBK    Medford Bancorp Inc.              17.00    15.49    16.56    15.79      171.90        183.43
PWBC    PennFirst Bancorp Inc.            17.67    11.87    17.01    17.67      141.78        159.51
SFIN    Statewide Financial Corp.         18.41    15.26    17.71    18.41      163.01        163.23
SISB    SIS Bancorp Inc.                  18.66    14.55    16.61    18.48      199.97        199.97
STFR    St. Francis Capital Corp.         18.35    12.62    16.95    18.18      163.00        184.25
THRD    TF Financial Corp.                26.64    18.63    21.59    23.36      148.36        168.04
                                        ---------------------------------------------------------------
        Average                           19.39    16.67    17.47    18.67      157.37        166.14
        Median                            18.38    15.38    16.99    18.30      156.94        165.16
        Maximum                           26.64    31.48    21.59    23.36      199.97        201.73
        Minimum                           17.00    10.00    14.84    15.22      134.60        135.58

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 53
================================================================================


------------------------------
         EARNINGS DATA
------------------------------

                      FIGURE 39 - COMPARABLE EARNINGS DATA

                                                                    INCOME
                                        --------------------------------------------------------------
                                           NET INCOME       CORE INCOME         CORE EPS       PRICE/
TICKER  SHORT NAME                      MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR   CORE EPS
--------------------------------------  --------------------------------------------------------------
FESX    First Essex Bancorp Inc.             2,650             2,298              0.29          18.10
FFES    First Federal of East Hartford       1,324             1,455              0.52          17.70
FFIC    Flushing Financial Corp.             2,193             2,216              0.30          19.69
GAF     GA Financial Inc.                    2,166             2,086              0.28          17.69
JSB     JSB Financial Inc.                   8,554             6,677              0.64          19.02
MASB    MASSBANK Corp.                       2,589             2,324              0.63          18.45
MDBK    Medford Bancorp Inc.                 2,710             2,633              0.55          17.16
PWBC    PennFirst Bancorp Inc.               1,432             1,405              0.26          17.67
SFIN    Statewide Financial Corp.            1,382             1,382              0.33          17.71
SISB    SIS Bancorp Inc.                     3,169             3,074              0.55          17.22
STFR    St. Francis Capital Corp.            1,899             3,395              1.05           9.52
THRD    TF Financial Corp.                   1,367               933              0.23          30.98
                                        --------------------------------------------------------------
        Average                              2,620             2,490              0.47          18.41
        Median                               2,180             2,257              0.43          17.71
        Maximum                              8,554             6,677              1.05          30.98
        Minimum                              1,324               933              0.23           9.52

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 54
================================================================================


4.  Market Value Determination

------------------------------
         INTRODUCTION
------------------------------

The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

     o    Balance Sheet

     o    Asset Quality

     o    Earnings Quality, Predictability and Growth

     o    Market Area

     o    Management

     o    Dividends

     o    Liquidity of the Issue

     o    Subscription Interest

     o    Recent Regulatory Matters

     o    Market for Seasoned Thrift Stocks

     o    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

Conversion Valuation Appraisal Report                               Page: 1 - 55
================================================================================


------------------------------
    BALANCE SHEET STRENGTH
------------------------------

The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. Following is a synopsis of the key financial elements of the Bank measured against the Comparable Group. The numbers utilized for the Bank in this comparison were on a pro-forma basis.

     Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

     Capitalization - The Comparable Group's average equity to assets ratio of 10.86% is lower than the Bank's ratio of 16.94%, and will be well below the Bank's pro forma equity to assets ratio of 32.22% at the midpoint of the valuation range.

     Asset Composition - The Bank's net loan to asset ratio of 62.27% is well above the average for the Comparable Group of 45.17%. However, the Bank's loan to asset ratio after the conversion will be significantly lower.

     Funding Mix - The Bank is funded through deposits and retained earnings. The Comparable Group had 21.05% of its funding base from borrowings while the Bank's ratio is 4.70%. The Bank's lower level of borrowings leaves room for an additional funding source in the future.

     Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. The Comparable Group has a limited level of intangibles averaging 4.98% of equity. Thrifts trade more on tangible book than on book. The Bank had an intangible assets to equity ratio of 10.01% at September 30, 1997. However, the tangible equity to asset ratio for the Bank is 15.48%, compared to only 10.09% for the Comparable Group.

     Interest Rate Risk - The Bank has a minimal level of interest rate risk, evidenced by a cumulative one year gap of -2.7% and a net portfolio value above tangible equity at all but the +200 and +300 rate shocks.

Based on these factors, the Bank's market value should not be adjusted in comparison to the Comparable Group for these measures.

Conversion Valuation Appraisal Report                               Page: 1 - 56
================================================================================


------------------------------
         ASSET QUALITY
------------------------------

The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, REO and levels of ALLL in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 40 - ASSET QUALITY TABLE
--------------------------------------------------------------------------------
                            As of September 30, 1997
--------------------------------------------------------------------------------
                                                  Dollars in Thousands
     Nonperforming Loans                                 $5,692
     REO                                                 $  142
     ALLL                                                $3,202
     ALLL to Loans                                         0.80%
     ALLL to Nonperforming Loans                          56.25%
--------------------------------------------------------------------------------

The Bank has a higher level of non-performing loans to total loans at 1.43% when compared to the Comparable Group at 0.79%, as well as a higher level of non-performing assets to assets of 0.91% as compared to the Comparable Group at 0.39%. These levels are still low relative to historic levels, however, and are in part a reflection of the Bank's diversified asset mix. The ALLL to loans ratio is 0.80%, which is below the Comparable Group's 1.13%. Based on these factors a slight downward adjustment is warranted for this element.

Conversion Valuation Appraisal Report                               Page: 1 - 57
================================================================================


------------------------------
       EARNINGS QUALITY,
   PREDICTABILITY AND GROWTH
------------------------------

The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

     o    net interest income

     o    loan loss provision

     o    non-interest income

     o    non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                               Page: 1 - 58
================================================================================


The Bank's earnings trend indicates fluctuations on an actual basis, but a declining in the return on assets for the four annual periods ending December 31, 1996 and the nine month period ending September 30, 1997. The September 30, 1997 nine month net income includes one time charges with respect to loan provisions and accelerated MRP amortization. The twelve month period ending December 31, 1996 includes a small one-time SAIF assessment for the Bank's OAKAR deposits.

                          FIGURE 41 - NET INCOME CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Note:   The September 1997 net income is for the nine month period.

Conversion Valuation Appraisal Report                               Page: 1 - 59
================================================================================


The Bank has reversed the declining trend of its net interest spread and margin by diversifying its lending portfolio and concentrating on low cost core deposits.

                       FIGURE 42 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus


The Bank has generated more non-interest income than the Comparable Group. For the nine months ended September 30, 1997 annualized, the Bank had 0.90% of average assets in non-interest income, compared to the Comparable average of 0.31%.

For the nine months ended September 30, 1997, the Bank had a non-interest expense to average assets ratio of 2.11% which was greater than the 1.91% average of the Comparable Group. However, the Bank is more profitable than the Comparable Group with respect to net interest income and non-interest income as a percentage of average assets, resulting in an efficiency ratio of 47.87%, which is lower than the average of the Comparable Group at 54.22%.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth.

Conversion Valuation Appraisal Report                               Page: 1 - 60
================================================================================


The Bank has grown its balance sheet through acquisition and internal growth, it has reversed the decline in its spread and margin, and it has generated additional fee income through two new subsidiaries. Therefore, a slight upward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                               Page: 1 - 61
================================================================================


------------------------------
          MARKET AREA
------------------------------

The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis.

Demographically, the Bank's markets are disparate. Of the eight Mercer County markets, four are projected to have declining population and housing bases. Though all four of the Burlington County markets and both of the Ocean County markets are projected to increase, the population and household base is substantially less per market than Mercer County.

Deposits within the Bank's markets have grown $0.3 billion, or 7.21%, from $4.3 billion at June 30, 1992 to $4.6 billion at June 30, 1996 and the Bank has grown its deposits by $67 million, or 16.72%, over the same time period.

Based on these factors no adjustment is warranted for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 62
================================================================================


------------------------------
         MANAGEMENT
------------------------------

The Bank has developed a good management team with considerable banking experience and length of service with the bank. In its efforts to migrate towards a commercial bank structure, the Bank's organizational chart has been constructed for growth and diversification. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 63
================================================================================


------------------------------
           DIVIDENDS
------------------------------

Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

All of the twelve comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group was 31.27%, ranging from a high of 47.37% to a low of 18.54%.

The Bank will have the capital levels to afford to pay dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 64
================================================================================


------------------------------
    LIQUIDITY OF THE ISSUE
------------------------------

The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

The market capitalization values of the Comparable Group range from a low of $90.8 million to a high of $482.91 million with an average market capitalization of $178.0 million. The Bank expects to have $268.3 million of market capital at the midpoint on a pro forma basis.

Based on the comparison with the Comparable Group and the above data, no adjustment appears warranted.

Conversion Valuation Appraisal Report                               Page: 1 - 65
================================================================================


------------------------------
     SUBSCRIPTION INTEREST
------------------------------

The outcome of subscription offerings has been, historically, difficult to predict. Since 1992, however, the conversions have experienced robust subscription interest with the exception of late 1994 when the pricing multiples were high. During late 1994, many subscriptions had the need to resolicit due to lack of professional investor demand. During 1995, the investor demand returned and the subscription interest increased, primarily the result of lower market multiples. There were some offerings in July and June 1996 that went off at or below the midpoint, indicating a possible shift away from interest in thrift public offerings at that time. The vast majority of recent conversions have oversubscribed and gone off at the maximum or super-maximum.

Of more importance is the general strength of the aftermarket. Thrift stock prices have soared upwards in recent months (see Figure 43) and is showing strength across the board. Additionally, as shown in Exhibit 7, the most recent second step conversions (since January 1, 1996) have demonstrated a strong price appreciation.

Recently, on a national level there were two deals which significantly over subscribed, resulting in re-solicitations.

As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                               Page: 1 - 66
================================================================================


------------------------------
   RECENT REGULATORY MATTERS
------------------------------

As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPOs has been between 10% and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. 1997 has continued the trend with IPOs popping over 40% on average, for the first day of trading.

The recent interest in thrift IPOs has caused large oversubscriptions, which in turn have caused large price appreciations in the aftermarket. Recently, regulators have been indicating the need for increased pricing of new issues in the attempt lessen the aftermarket appreciation. Also, regulators have been concerned with capital redistributions from thrifts which have converted within the past three years. Regulatory agencies are publicly indicating that they will enforce the limits of stock buy backs to: 0% in the first year, 5% in the second year and 5% in the third year.

This threat to newly converted institutions, of not being able to use all of the capital markets tools available, will hurt the stocks attractiveness, as it will put them at a significant competitive disadvantage to the rest of the industry.

As such, a downward adjustment for this measure is warranted based on the uncertainty surrounding the regulatory environment.

Conversion Valuation Appraisal Report                               Page: 1 - 67
================================================================================


------------------------------
      MARKET FOR SEASONED
         THRIFT STOCKS
------------------------------

Data for all public thrifts as of December 8, 1997 is provided in Exhibit 5. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                       FIGURE 43 - SNL THRIFT INDEX CHART


                                [GRAPHIC OMITTED]


Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 68
================================================================================


                        FIGURE 44 - HISTORICAL SNL INDEX

                      ------------------------------------
                      SNL THRIFT INDEX MONTHLY PERFORMANCE
                       January 2, 1992 to December 8, 1997
                      ------------------------------------

              SNL    % Change   % Change   % Change   % Change   % Change   % Change
            Thrift     Since      Since      Since      Since      Since      Since
  Date       Index    1/2/92     1/4/93     1/3/94    12/30/94   12/29/95   12/31/96
---------   ------   --------   --------   --------   --------   --------   --------
   Jan-92    143.9       --         --         --         --         --         --
   Jul-92    175.1     21.7%        --         --         --         --         --
   Jan-93    201.1     39.7%        --         --         --         --         --
   Jul-93    220.5     53.2%       9.6%        --         --         --         --
   Jan-94    252.5     75.5%      25.6%        --         --         --         --
   Jul-94    273.8     90.3%      36.2%       8.4%        --         --         --
   Jan-95    256.1     78.0%      27.3%       1.4%        --         --         --
   Jul-95    328.2    128.1%      63.2%      30.0%      28.2%        --         --
   Jan-96    370.7    157.6%      84.3%      46.8%      44.7%        --         --
   Jul-96    389.9    171.0%      93.9%      54.4%      52.2%       5.2%        --
   Jan-97    520.1    261.4%     158.6%     106.0%     103.1%      40.3%        --
   Jul-97    684.5    375.7%     240.4%     171.1%     167.3%      84.7%      31.6%
08-Dec-97    799.6    455.7%     297.6%     216.7%     212.2%     115.7%      53.7%

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 69
================================================================================


                           FIGURE 45 - EQUITY INDICES


                                [GRAPHIC OMITTED]



                               INDEX COMPARISONS
                   -----------------------------------------
                                  SNL       S&P       DJIA
                   -----------------------------------------
                    6/30/94      269.6     444.3     3,625.0
                   12/30/94      244.7     459.3     3,834.4
                    6/30/95      313.5     544.8     4,556.1
                   12/29/95      376.5     615.9     5,117.1
                    6/28/96      387.2     670.6     5,654.6
                   12/31/96      483.6     740.7     6,448.3
                    6/30/97      624.5     885.2     7,672.8
                   11/14/97      738.5     928.4     7,572.5
                   ------------------------------------------

As the Figures 43 and 44 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the following chart.

Conversion Valuation Appraisal Report                               Page: 1 - 70
================================================================================


                          FIGURE 46 - HISTORICAL RATES


                                [GRAPHIC OMITTED]


Source: Prudential Bache Securities


As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the average IPO pricing at 70.9%, 69.7%, 70.9%, and 73.6% of book value for the first, second, third, and fourth quarters of 1997, respectively.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 45 and 46 show, in 1997, the SNL index has continued to increase as a result of the flat interest rate environment. In addition, the market continues to demonstrate evidence of acquisition speculation.

As such, no adjustment for this measure is warranted, as MHC institutions are already valued on an earnings basis.

Conversion Valuation Appraisal Report                               Page: 1 - 71
================================================================================


------------------------------
    SECOND STEP CONVERSIONS
------------------------------

As the Bank is undergoing a second step conversion, it should be compared to institutions that have recently completed second step conversions.

            FIGURE 47 - SECOND STEP CONVERSIONS SINCE JANUARY 1, 1996

                                                                                  MARKET DATA AS OF 12/08/97
                                                           -------------------------------------------------------------------------
                                                                                        CURRENT PRICE TO
                                                CURRENT    -------------------------------------------------------------------------
                                              STOCK PRICE  BOOK VALUE  TANG. BOOK  LTM EARNINGS  EARNINGS  CORE EPS  LTM EPS  ASSETS
TICKER SHORT NAME                    IPO DATE   12/8/97        (%)         (%)          (X)         (X)       (X)      (X)      (%)
------------------------------------------------------------------------------------------------------------------------------------
FSNJ   Bayonne Bancshares Inc.       08/22/97    12.125      114.600     114.600          NA          NA        NA        NA  17.900
MONT   Montgomery Financial Corp.    07/01/97    12.438      105.320     105.320          NA          NA        NA        NA  20.160
WFSG   Wilshire Financial Services   12/19/96    28.000      293.190     293.190          NA       8.970    12.960        NA  15.470
BNKU   Bank United Corp.             08/09/96    44.125      232.970     238.380      18.230      17.510    18.700    23.470  11.650
CMSB   Commonwealth Bancorp Inc.     06/17/96    21.125      162.250     208.130      20.920      21.130    29.340    27.080  15.060
WWFC   Westwood Financial Corp.      06/07/96    27.625      173.200     193.590      23.020      36.350    36.350    21.580  16.140
JXVL   Jacksonville Bancorp Inc.     04/01/96    19.125      141.140     141.140      24.840      11.660    11.660     8.390  21.060
FFFD   North Central Bancshares Inc. 03/21/96    18.500      122.270     122.270      16.090      14.920    14.920    16.090  28.020
FFOH   Fidelity Financial of Ohio    03/04/96    15.000      121.560     137.110      19.230      17.050    17.050    16.850  15.830
FFBA   First Colorado Bancorp Inc.   01/02/96    26.125      217.710     220.650      23.540      20.410    20.410    23.540  28.470
       -----------------------------------------------------------------------------------------------------------------------------
       Average                                   22.4        168.4       177.4        20.8        18.5      20.2      19.6    19.0
       Median                                    20.1        151.7       167.4        20.9        17.3      17.9      21.6    17.0
       -----------------------------------------------------------------------------------------------------------------------------

The Bank's stock has recently risen dramatically as the market is reflecting the effect of a second step conversion in the Bank's price.

Conversion Valuation Appraisal Report                               Page: 1 - 72
================================================================================


                    FIGURE 48 - HISTORICAL STOCK PERFORMANCE


                               [GRAPHIC OMITTED]


As the Bank will be priced fully on an earnings multiple basis, as compared to the recent second step institutions, no adjustment is required for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 73
================================================================================


------------------------------
      ACQUISITION MARKET
------------------------------

The level of bank and thrift deals is cyclical, peaking in the third quarter of each year for banks and in the second quarter for thrifts.


                   FIGURE 49 - DEALS FOR LAST ELEVEN QUARTERS


                                [GRAPHIC OMITTED]


Source: SNL Securities
Note:   Figures for the fourth quarter of 1997 are through December 8, 1997.

Conversion Valuation Appraisal Report                               Page: 1 - 74
================================================================================


From 1994 through December 8, 1997, thrift deal prices remained high. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book value and earnings continue to climb through December 8, 1997, for all thrifts, thrifts in the Mid-Atlantic region, and thrifts of a similar size.


         FIGURE 50 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                               Page: 1 - 75
================================================================================


    FIGURE 51 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK


                                [GRAPHIC OMITTED]



           FIGURE 52 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                               Page: 1 - 76
================================================================================


        FIGURE 53 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS


                                [GRAPHIC OMITTED]



       FIGURE 54 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                               Page: 1 - 77
================================================================================


                           FIGURE 55 - DEAL MULTIPLES

--------------------------------------------------------------------------------
MEDIAN PRICE TO LTM EARNINGS              1994      1995      1996      1997 YTD
Thrifts - Nationwide                      13.8      18.6      17.7        25.3
Thrifts - Mid-Atlantic                    13.3      17.9      17.0        21.7
Thrifts - Deal Value 100-500 Million      14.3      17.4      15.2        23.2
AVERAGE PRICE TO BOOK
Thrifts - Nationwide                     154.5     144.7     149.5       180.3
Thrifts - Mid-Atlantic                   153.9     156.5     156.9       198.4
Thrifts - Deal Value 100-500 Million     168.0     149.4     148.6       192.7
AVERAGE PRICE TO TANGIBLE BOOK
Thrifts - Nationwide                     158.9     149.1     153.6       185.2
Thrifts - Mid-Atlantic                   160.4     157.6     159.4       204.1
Thrifts - Deal Value 100-500 Million     180.4     155.8     162.4       204.3
AVERAGE PRICE TO ASSETS
Thrifts - Nationwide                      13.9      14.8      15.0        18.2
Thrifts - Mid-Atlantic                    13.2      15.3      17.7        16.5
Thrifts - Deal Value 100-500 Million      13.9      15.5      14.1        19.2
AVERAGE PRICE TO DEPOSITS
Thrifts - Nationwide                      17.1      19.2      19.9        24.4
Thrifts - Mid-Atlantic                    16.2      20.3      24.5        25.2
Thrifts - Deal Value 100-500 Million      17.4      20.8      20.2        26.9
--------------------------------------------------------------------------------

Currently, there is one thrift acquisition pending in New Jersey. Westwood Financial Corporation, a Bergen County thrift is being acquired by Lakeview Financial Corporation for a price to book of 186% and a price to LTM earnings of
37.5. The acquisition multiples associated with all deals are shown below.


                          FIGURE 56 - ACQUISITION TABLE

                                      At Announcement Offer Divided By
                                      --------------------------------
                                      Book Value               LTM EPS
                                      ----------               -------
     Pending Merger Median                192%                  25.9x

     Completed Merger Median              201%                  23.6x

Source: SNL Securities


No adjustment is warranted for this factor at time of conversion as the Bank's midpoint pro forma price to earnings is 23.26x.

Conversion Valuation Appraisal Report                               Page: 1 - 78
================================================================================


------------------------------
     ADJUSTMENTS TO VALUE
------------------------------

Overall,  FinPro  believes  that the  Bank  pro-forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

     Key Valuation Parameters                          Valuation Adjustment
     ----------------------------------------------------------------------

     Balance Sheet Strength                            No Adjustment

     Asset Quality                                     Slight Downward

     Earnings Quality                                  Slight Upward

     Market Area                                       No Adjustment

     Management                                        No Adjustment

     Dividends                                         No Adjustment

     Liquidity of the Issue                            No Adjustment

     Subscription Interest                             Upward

     Recent Regulatory Matters                         Downward

     Market for Seasoned Thrift Stocks                 No Adjustment

     Second Step Conversions                           No Adjustment

     Acquisition Market                                No Adjustment


As a result of all the factors discussed, a full offering premium of approximately 28% on an earnings multiple basis and a 37% discount on a price to book basis appears to be reasonable.

Conversion Valuation Appraisal Report                               Page: 1 - 79
================================================================================


------------------------------
      VALUATION APPROACH
------------------------------

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

     Price to earnings ("P/E")

     Price to tangible book value ("P/TB")

     Price to book value ("P/B")

     Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in
Exhibit 8, 9,10 and 11.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1996 to date) second step conversion group were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach had gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Most recently, the P/E approach has regained favor among investors.

The evidence of the movement towards the P/E Multiple can be seen in the acquisition, trading and IPO markets. The P/LTM EPS multiple for the completed mergers is 23.6x, for all public thrifts the trading P/LTM is 23.23x and for recent IPO's it is 22.3x.

As such, in estimating the market value for the Bank, the most emphasis was placed on the P/E approach. The P/B and P/TB were given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group. Less weight was ascribed to all public thrifts and all New Jersey thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and New Jersey publicly traded thrifts are shown in Exhibit 6.

Conversion Valuation Appraisal Report                               Page: 1 - 80
================================================================================


Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint is estimated to be $270,000,000. Based upon a range below and above the midpoint value, the relative values are $229,500,000 at the minimum and $310,500,000 at the maximum respectively. At the supermaximum of the range the offering value would be $357,075,000.

This equates to exchange ratios of 2.4578, 2.8915, 3.3252, and 3.8240 at the minimum, midpoint, maximum and supermaximum, respectively. As such, the Bank would raise gross proceeds of $79,889,420, $93,986,590, $108,083,770 and
$124,296,980 respectively at the minimum, midpoint, maximum and supermaximum of the EVR.

At the various levels of the estimated value range, the offering would result in the following offering data:

                      FIGURE 57 - VALUE RANGE OFFERING DATA

                         -------------------------------------------------------
                                             Appraised Value
                         -------------------------------------------------------
Conclusion                  Minimum      Midpoint       Maximum    SuperMaximum*
----------               -------------------------------------------------------
  Total Shares             23,290,000    27,400,000    31,510,000    36,236,500
  Price per Share                 $10           $10           $10           $10
  Full Conversion Value  $232,900,000  $274,000,000  $315,100,000  $362,365,000
  Exchange Shares           7,989,592     9,399,309    10,809,352    12,430,673
  Exchange Percent              34.30%        34.30%        34.30%        34.30%
  Conversion Shares        15,300,408    18,000,691    20,700,648    23,805,827
  Conversion Percent            65.70%        65.70%        65.70%        65.70%
  Gross Proceeds         $153,004,080  $180,006,910  $207,006,480  $232,058,270
  Exchange Value          $79,895,920   $93,993,090  $108,093,520  $124,306,730
  Exchange Ratio               2.4580        2.8917        3.3255        3.8243
                         -------------------------------------------------------

Source: FinPro Inc. Proforma Model

Conversion Valuation Appraisal Report                               Page: 1 - 81
================================================================================

                      FIGURE 58 - VALUE RANGE OFFERING DATA

                                        ----------------------------------------
                                        Minimum  Midpoint  Maximum  Supermaximum
                                        ----------------------------------------
Price-Earnings Ratio
--------------------------------------------------------------------------------
Comparable                       Mean             18.23
                                Median            18.16
--------------------------------------------------------------------------------
State                            Mean             23.00
                                Median            20.33
--------------------------------------------------------------------------------
National                         Mean             23.23
                                Median            19.44
--------------------------------------------------------------------------------
Recent Second Step Conversions   Mean             19.60
                                Median            21.60
--------------------------------------------------------------------------------
Bank                             Mean    21.28    23.26     25.64      27.03
--------------------------------------------------------------------------------
Price-Book Ratio
--------------------------------------------------------------------------------
Comparable                       Mean            159.97%
                                Median           163.01%
--------------------------------------------------------------------------------
State                            Mean            182.27%
                                Median           167.91%
--------------------------------------------------------------------------------
National                         Mean            171.50%
                                Median           156.91%
--------------------------------------------------------------------------------
Recent Second Step Conversions   Mean            168.40%
                                Median           151.70%
--------------------------------------------------------------------------------
Bank                             Mean    94.16%  100.70%   106.04%    111.23%
--------------------------------------------------------------------------------
Price-Tangible Book Ratio
--------------------------------------------------------------------------------
Comparable                       Mean            172.50%
                                Median           165.16%
--------------------------------------------------------------------------------
State                            Mean            191.80%
                                Median           179.22%
--------------------------------------------------------------------------------
National                         Mean            178.20%
                                Median           160.41%
--------------------------------------------------------------------------------
Recent Second Step Conversions   Mean            177.40%
                                Median           167.40%
--------------------------------------------------------------------------------
Bank                             Mean    98.52%  104.93%   110.01%    115.07%
--------------------------------------------------------------------------------
Price-Assets Ratio
--------------------------------------------------------------------------------
Comparable                       Mean             16.35%
                                Median            15.05%
--------------------------------------------------------------------------------
State                            Mean             20.47%
                                Median            17.15%
--------------------------------------------------------------------------------
National                         Mean             19.69%
                                Median            17.70%
--------------------------------------------------------------------------------
Recent Second Step Conversions   Mean             19.00%
                                Median            17.00%
--------------------------------------------------------------------------------
Bank                             Mean    29.95%   34.14%    38.09%     42.34%
--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                               Page: 1 - 82
================================================================================


This equates to the following multiples:

    FIGURE 59 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT

                                ------------------------------------------------
                                                Price Relative to
                                ------------------------------------------------
                                Earnings     Book      Tangible Book    Assets
--------------------------------------------------------------------------------
The Bank (at midpoint)           23.26      100.70%       104.93%        34.14%
--------------------------------------------------------------------------------
Comparable Group Median          18.16      163.01%       165.16%        15.05%
--------------------------------------------------------------------------------
(Discount) Premium               28.08%     -38.22%       -36.47%       126.84%
--------------------------------------------------------------------------------
Source: FinPro Calculations


  FIGURE 60 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA SUPERMAXIMUM

                                ------------------------------------------------
                                                Price Relative to
                                ------------------------------------------------
                                Earnings     Book      Tangible Book    Assets
--------------------------------------------------------------------------------
The Bank (at the supermax)       27.03      111.23%       115.07%        42.34%
--------------------------------------------------------------------------------
Comparable Group Median          18.16      163.01%       165.16%        15.05%
--------------------------------------------------------------------------------
(Discount) Premium               48.84%     -31.76%       -30.33%       181.33%
--------------------------------------------------------------------------------
Source: FinPro Calculations

As the figure 59 demonstrates, the Bank is priced at a premium of 28.08% on an earnings basis. A discount of 38.22% is applied to the Bank relative to the Comparable Group on a price to book basis. When comparing the Bank's EVR at the supermaximum to the Comparable Group, the Bank is priced at a 48.84% premium on an earnings basis and at a 31.76% discount on a book basis

As figure 62 illustrates, the Bank (at the supermaximum of the EVR) is priced at a 25.14% premium on an earnings basis and at a 26.67% discount on a book basis when compared to recent second step conversions.

    FIGURE 61 - RECENT SECOND STEP CONVERSION TRADING MULTIPLES TO THE BANK'S
                                PROFORMA MIDPOINT

                                ------------------------------------------------
                                                Price Relative to
                                ------------------------------------------------
                                Earnings     Book      Tangible Book    Assets
--------------------------------------------------------------------------------
The Bank (at midpoint)           23.26      100.70%       104.93%       34.14%
--------------------------------------------------------------------------------
Recent Second Step Conversions   21.60      151.70%       167.40%       17.00%
--------------------------------------------------------------------------------
(Discount) Premium                7.69%     -33.62%       -37.32%      100.82%
--------------------------------------------------------------------------------
Source: FinPro Calculations


    FIGURE 62 - RECENT SECOND STEP CONVERSION TRADING MULTIPLES TO THE BANK'S
                             PROFORMA SUPERMAXIMUM

                                ------------------------------------------------
                                                Price Relative to
                                ------------------------------------------------
                                Earnings     Book      Tangible Book    Assets
--------------------------------------------------------------------------------
The Bank (at the supermax)       27.03      111.23%       115.07%        42.34%
--------------------------------------------------------------------------------
Recent Second Step Conversions   21.60      151.70%       167.40%        17.00%
--------------------------------------------------------------------------------
(Discount) Premium               25.14%     -26.67%       -31.26%       149.06%
--------------------------------------------------------------------------------
Source: FinPro Calculations

Conversion Valuation Appraisal Report                               Page: 1 - 83
================================================================================


The following tables compare the Bank's pricing Harbor Federal, a current second step conversion which is pending. As illustrated below the Bank is priced at a premium to earnings and at a discount on a book basis.

                    FIGURE 63 - COMPARISON TO HARBOR FEDERAL

--------------------------------------------------------------------------------
                                PRICE TO EARNINGS

                      Minimum        Midpoint        Maximum        Supermaximum
                      -------        --------        -------        ------------
Harbor Federal         16.39           18.52          20.41             22.73
Peoples Bancorp        21.28           23.26          25.64             27.03
--------------------------------------------------------------------------------
Source: FinPro Calculations


                    FIGURE 64 - COMPARISON TO HARBOR FEDERAL

--------------------------------------------------------------------------------
                               PRICE TO BOOK VALUE

                      Minimum        Midpoint        Maximum        Supermaximum
                      -------        --------        -------        ------------
Harbor Federal        107.99%         116.69%        124.07%           131.23%
Peoples Bancorp        94.16%         100.70%        106.04%           111.23%
--------------------------------------------------------------------------------
Source: FinPro Calculations

Conversion Valuation Appraisal Report                               Page: 1 - 84
================================================================================


------------------------------
     VALUATION CONCLUSION
------------------------------

It is, therefore, our opinion that as of December 16, 1997, the estimated pro-forma market value of the Bank in a full offering was $274,000,000 at the midpoint of a range with a minimum of $232,900,000 to a maximum of $315,100,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $362,365,000. The stock will be issued at $10.00 per share. At the midpoint of the EVR, 9,399,309 shares will be exchanged and 18,000,691 conversion shares will be issued based on an exchange ratio of 2.8917.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, New Jersey public thrifts and the recent second step conversion group is shown in Exhibits 9, 10 and 11.

                                    Exhibit 1

--------------------------------------------------------------------------------
               Assets                      At September 30,    At December 31,
               ------                      ----------------    ---------------
                                                 1997          1996       1995
                                                 ----          ----       ----
                                              (unaudited)
Assets:
-------
Cash and due from banks                        $ 10,909      $ 12,938   $  6,253
Federal funds sold                                2,300         8,000     10,000
                                               --------      --------   --------
     Total cash and cash equivalents             13,209        20,938     16,253

Securities available for sale                   127,651        87,648     83,776
Securities held to maturity                      70,761        86,553     91,260
FHLB stock at cost                                3,386         3,089      2,864
Loans, net                                      397,866       380,288    306,093
Bank premises and equipment, net                  6,800         6,982      5,868
Accrued interest receivable                       4,823         3,602      3,765
Prepaid expenses                                  1,822         1,471        767
Intangible assets                                10,834         9,164      2,325
Other assets                                      1,790         1,281      1,247
                                               --------      --------   --------
     Total assets                              $638,942      $601,016   $514,218

       Liabilities and Net Worth
       -------------------------
Liabilities:
------------
Savings deposits                                493,334       491,246    410,770
Borrowed money                                   30,000             0          0
Accrued expenses and other liabilities            7,369         6,418      5,906
                                               --------      --------   --------
     Total liabilities                          530,703       497,664    416,676

Stockholders' equity:
---------------------
Common stock                                        904           904        891
Additional paid-in capital                       30,495        30,357     28,687
Retained earnings, substantially restricted      77,592        72,545     65,267
Unearned management recognition plan shares        -954        -1,543          0
Net unrealized gain on securities, net of taxes     202         1,089      2,697
                                               --------      --------   --------
     Total retained earnings                    108,239       103,352     97,542
                                               --------      --------   --------
     Total liabilities and retained earnings   $638,942      $601,016   $514,218
--------------------------------------------------------------------------------
Source: Audited Financial Statements

                                    Exhibit 2
                        Consolidated Statements of Income
                                   $ in 000's

------------------------------------------------------------------------------------------------------
                                                      For the Nine Months      For the Years Ended
                                                      Ended September 30,          December 31,
                                                      -------------------  ---------------------------
                                                         1997      1996      1996      1995      1994
                                                         ----      ----      ----      ----      ----
                                                          (unaudited)
Interest and dividend income:
  Interest and fees on loans                           $22,393   $18,085   $25,503   $22,346   $20,569
  Interest on securities available for sale              5,825     3,594     4,762     4,484     5,058
  Interest and dividends on investment securities
    held to maturity on mortgage-backed securities       3,992     4,464     5,861     5,183     3,485
  Interest on federal funds sold                           406       519       777     1,505       355
                                                       -------   -------   -------   -------   -------
       Total interest income                            32,616    26,662    36,903    33,518    29,467

Interest expense on deposits                            14,734    12,865    17,941    17,010    12,851
Interest expense on borrowings                           1,489         0         0         0         0
                                                       -------   -------   -------   -------   -------
       Total interest expense                           16,223    12,865    17,941    17,010    12,851

Net interest income before provision for loan losses    16,393    13,797    18,962    16,508    16,616

Provision for loan losses                                1,488         0         0       150       180
                                                       -------   -------   -------   -------   -------
Net interest income after provision for loan losses     14,905    13,797    18,962    16,358    16,436

Other income:
  Service fees on deposits accounts                        651       259       485       361       347
  Fees and other income                                    595       240       471       390       395
  Gain on sale of other real estate                          0        23        23         2         3
  Gain on sale of securities                             2,923     2,189     2,839     4,193     2,406
                                                       -------   -------   -------   -------   -------
     Total other income                                  4,169     2,711     3,818     4,946     3,151

Operating Expense:
  Compensation and employee benefits                     5,357     3,361     5,104     3,959     3,626
  Net occupancy expense                                  1,171       903     1,306     1,131     1,033
  Equipment expense                                         84        53        88        58        71
  Data processing service                                  392       302       416       346       334
  Amortization of intangibles assets                       577       204       389       226        20
  FDIC insurance premium                                    39       232       233       492       873
  FDIC special assessment                                    0       177         0         0         0
  Other                                                  2,224     1,202     2,133     1,580     1,518
                                                       -------   -------   -------   -------   -------
     Total operating expense                             9,844     6,434     9,669     7,792     7,475

Income before taxes                                      9,230    10,074    13,111    13,512    12,112

Income taxes                                             3,332     3,626     4,720     4,864     4,437

       Net income                                        5,898     6,448     8,391     8,648     7,675
                                                       =======   =======   =======   =======   =======

Earnings per share                                     $  0.65   $  0.72   $  0.94

Weighted average common shares outstanding               9,129     8,966     8,966
------------------------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 3
                 Consolidated Statements of Changes in Net Worth

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Net Unrealized
                                                                         Additional             Unearned       Gain on
                                                      Number of  Common    Paid-in   Retained  Management    Securities
                                                        Shares    Stock    Capital   Earnings    Shares       AFS, net       Total
                                                      ---------  ------  ----------  --------  ----------  --------------    -----
Balance at December 31, 1993                                 --   $ --     $    --    $49,123                 $    --      $ 49,123

Cumulative effect of accounting change-net
  unrealized gain in securities AFS, net                     --      0          --          0        --         5,371         5,371
Net income                                                    0     --           0      7,675         0            --      $  7,675
Net change in net unrealized gain in securities AFS          --     --          --         --        --        (3,401)       (3,401)
                                                      ---------   ----     -------    -------    ------       -------      --------
Balance at December 31, 1994                                 --     --          --     56,798        --         1,970        58,768

Proceeds of stock offering                            8,912,500    891      28,687                                           29,578
Net income                                                   --     --          --      8,648        --            --         8,648
Dividends declared                                                                       (179)                                 -179
Net change in net unrealized gain in securities AFS          --     --          --         --        --           727           727
                                                      ---------   ----     -------    -------    ------       -------      --------
Balance at December 31, 1995                          8,912,500    891      28,687     65,267        --         2,697        97,542

Net income                                                   --     --          --      8,391        --            --         8,391
Dividends declared                                                                     (1,113)                               -1,113
Establishment of  management recongtion plan            124,660     12       1,670               (1,683)
Amortization on unearned management recognition
  plan shares                                                                                       140                         140
Net change in net unrealized gain in securities AFS          --     --          --         --        --        (1,608)       (1,608)
                                                      ---------   ----     -------    -------    ------       -------      --------
Balance at December 31, 1996                          9,037,160    903      30,357     72,545    (1,543)        1,089       103,352

Net income for nine month period (unaudited)                 --     --          --      5,898        --            --         5,898
Dividends declared                                                                       (851)                                 -851
Proceeds from excersising stock options                   8,635                 13                                               13
Amortization on unearned management recognition
  plan shares                                                                  125                  589                         714
Net change in net unrealized gain in securities AFS          --     --          --         --        --          (887)         (887)
                                                      ---------   ----     -------    -------    ------       -------      --------
Balance at September 30, 1997 (unaudited)             9,045,795   $903     $30,495    $77,592    $ (954)      $   202      $108,239
------------------------------------------------------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 4
                      Consolidated Statements of Cash Flows

----------------------------------------------------------------------------------------------------------------------------
                                                                            For the Nine Months      For the Years Ended
                                                                            Ended September 30,          December 31,
                                                                            -------------------  ---------------------------
                                                                               1997      1996      1996      1995      1994
                                                                               ----      ----      ----      ----      ----
                                                                                (unaudited)
Cash flows from operating activities:
   Net income                                                                $ 5,898   $ 6,448   $ 8,391   $ 8,648  $ 7,675
  Adjustments to reconcile net income to net cash provided by operating activities:
      Provision for loan losses                                                1,488        --        --       150      180
      Depreciation and amortization expense                                      579       203       648       432      389
      Amortization of intangible assets                                          577       204       389       226       21
      Net accretion of premiums and discounts on securities                      (64)     (126)     (586)     (204)     (81)
      (Increase) Decresa in accrued interest payable and other liabilities    (3,626)      361       602    (4,997)     124
      Increse (decrease) in accrued interest payable and other liabilities       826      (565)      863       855      750
      Net gain on sale of securities                                          (2,923)   (2,189)   (2,839)   (4,193)  (2,408)
      Net gain on sale of other real estate                                       --       (23)  (22,664)       (2)      (3)
                                                                             -------   -------   -------   -------  -------
Net cash provided by (used in) operating activities                            2,755     4,313   (15,196)      915    6,647

Cash flows from investing activities:
  Proceeds from maturities of securities AFS and HTM                          39,940    44,055    51,756    44,850   56,960
  Purchases of securities HTM                                                     --   (11,522)  (11,759)  (34,016)  (6,491)
  Purchases of  securities AFS                                               (73,046)  (16,997)  (40,281)  (44,949) (29,127)
  Proceeds from sales of securities AFS                                        3,816     3,583     9,368    10,056   12,661
  Purchase of FHLB stock                                                        (297)     (225)
  Maturities and repayments of mortage backed securities                       9,337    11,042    12,177     6,700    6,576
  Purchases of mortage backed securities HTD                                      --        --    (6,065)  (25,495)  (9,540)
  Net increase in loans                                                      (17,578)  (29,715)  (26,266)  (16,776) (34,106)
  Net additions to bank premises, furnitures and equipment                      (398)     (478)     (742)     (387)    (402)
  Proceeds from sale of bank premises, furniture and equipment                   312        --        --        --       --
  Proceeds from sales of other real estate owned                                  --       105       106        79        3
  Payment of purchase of Burlington Co. bank, net of cash acquired                --        --     3,363        --       --
  Payment of purchase of Manchester Trust bank, net of cash acquired          (3,807)       --        --        --       --
                                                                             -------   -------   -------   -------  -------
Net cash used in investing activities                                        (41,721)     (152)   (8,343)  (59,938)  (3,466)

Cash flows from financing activities:
  Net proceeds received from stock offerings                                      --        --        --    29,778       --
  Dividends paid                                                                (851)     (828)   (1,113)     (179)      --
  Capitalization of mutual holding company                                        --        --        --      (200)      --
  Net cash received from assumption of deposit liabilities                        --        --        --    31,468       --
  Net increase in demand deposits                                             16,475     3,688     4,856     1,405      929
  Net increase (decrease) in savings and time deposits                       (14,387)    2,671     2,443       338   (7,209)
  Repayment of subordinated note                                                  --        --      (600)       --       --
  Net increase in borrowings                                                  30,000        --        --        --       --
                                                                             -------   -------   -------   -------  -------
Net cash provided by financing activities                                     31,237     5,531     5,586    62,610   (6,280)

Increase (decrease) in cash and cash equivalents                              (7,729)    9,692     4,685     3,587   (3,098)

Cash and cash equivalents, beginning of year                                  20,938    16,253    16,253    12,665   15,763
                                                                             -------   -------   -------   -------  -------
Cash and cash equivalents, end of year                                       $13,209   $25,945   $20,938   $16,252  $12,665
                                                                             =======   =======   =======   =======  =======
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
      Interest on deposits and borrowed funds                                $13,578   $10,829   $15,577   $16,394  $12,673
      Income taxes                                                             3,351     3,975     4,875     5,805    4,320
  Noncash investing activities - transfer of loans to foreclosed real estate      --        --        --        --   93,872
Transfer of securities available for sale to securities held to maturity                                             37,112
Assets acquired in settlement of loans                                           374       110       723        34       77
----------------------------------------------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 5
                      Selected Data on all Public Thrifts

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
%CAL    California Federal Bank, a FSB  Private San Francisco      CA     227          NA     SAIF      Not Avail.
%CCMD   Chevy Chase Bank, FSB           Private Chevy Chase        MD     107          NA     SAIF      Not Avail.
AABC    Access Anytime Bancorp Inc.     NASDAQ  Clovis             NM       3    08/08/86     SAIF      Regular
AADV    Advantage Bancorp Inc.          NASDAQ  Kenosha            WI      15    03/23/92     SAIF      Regular
ABBK    Abington Bancorp Inc.           NASDAQ  Abington           MA       8    06/10/86     BIF       Regular
ABCL    Alliance Bancorp Inc.           NASDAQ  Hinsdale           IL      14    07/07/92     SAIF      Regular
ABCW    Anchor BanCorp Wisconsin        NASDAQ  Madison            WI      35    07/16/92     SAIF      Regular
AFBC    Advance Financial Bancorp       NASDAQ  Wellsburg          WV       2    01/02/97     SAIF      Regular
AFCB    Affiliated Community Bancorp    NASDAQ  Waltham            MA      12    10/19/95     SAIF      Not Avail.
AFED    AFSALA Bancorp Inc.             NASDAQ  Amsterdam          NY       5    10/01/96     SAIF      Regular
AFFFZ   America First Financial Fund    NASDAQ  San Francisco      CA      36          NA     SAIF      Not Avail.
AHCI    Ambanc Holding Co.              NASDAQ  Amsterdam          NY      12    12/27/95     BIF       Regular
AHM     H.F. Ahmanson & Co.             NYSE    Irwindale          CA     371    10/25/72     SAIF      Regular
ALBC    Albion Banc Corp.               NASDAQ  Albion             NY       2    07/26/93     SAIF      Regular
ALBK    ALBANK Financial Corp.          NASDAQ  Albany             NY     108    04/01/92     SAIF      Regular
AMFC    AMB Financial Corp.             NASDAQ  Munster            IN       4    04/01/96     SAIF      Regular
ANA     Acadiana Bancshares Inc.        AMSE    Lafayette          LA       5    07/16/96     SAIF      Regular
ANDB    Andover Bancorp Inc.            NASDAQ  Andover            MA      12    05/08/86     BIF       Regular
ANE     Alliance Bncorp of New England  AMSE    Tolland            CT       7    12/19/86     BIF       Regular
ASBI    Ameriana Bancorp                NASDAQ  New Castle         IN       8    03/02/87     SAIF      Regular
ASBP    ASB Financial Corp.             NASDAQ  Portsmouth         OH       1    05/11/95     SAIF      Regular
ASFC    Astoria Financial Corp.         NASDAQ  Lake Success       NY      61    11/18/93     SAIF      Regular
ATSB    AmTrust Capital Corp.           NASDAQ  Peru               IN       2    03/28/95     SAIF      Regular
AVND    Avondale Financial Corp.        NASDAQ  Chicago            IL       5    04/07/95     SAIF      Regular
BANC    BankAtlantic Bancorp Inc.       NASDAQ  Fort Lauderdale    FL      60    11/29/83     SAIF      Regular
BDJI    First Federal Bancorporation    NASDAQ  Bemidji            MN       5    04/04/95     SAIF      Regular
BFD     BostonFed Bancorp Inc.          AMSE    Burlington         MA      10    10/24/95     SAIF      Regular
BFFC    Big Foot Financial Corp.        NASDAQ  Long Grove         IL       3    12/20/96     SAIF      Regular
BFSB    Bedford Bancshares Inc.         NASDAQ  Bedford            VA       3    08/22/94     SAIF      Regular
BKC     American Bank of Connecticut    AMSE    Waterbury          CT      14    12/01/81     BIF       Regular
BKCT    Bancorp Connecticut Inc.        NASDAQ  Southington        CT       3    07/03/86     BIF       Regular
BKUNA   BankUnited Financial Corp.      NASDAQ  Coral Gables       FL      16    12/11/85     SAIF      Regular
BNKU    Bank United Corp.               NASDAQ  Houston            TX      71    08/09/96     SAIF      Not Avail.
BPLS    Bank Plus Corp.                 NASDAQ  Los Angeles        CA      37          NA     SAIF      Not Avail.
BSBC    Branford Savings Bank           NASDAQ  Branford           CT       5    11/04/86     BIF       Regular
BTHL    Bethel Bancorp                  NASDAQ  Portland           ME       8    08/19/87     BIF       Regular
BVCC    Bay View Capital Corp.          NASDAQ  San Mateo          CA      37    05/09/86     SAIF      Regular
BWFC    Bank West Financial Corp.       NASDAQ  Grand Rapids       MI       3    03/30/95     SAIF      Regular
BYFC    Broadway Financial Corp.        NASDAQ  Los Angeles        CA       3    01/09/96     SAIF      Regular
CAFI    Camco Financial Corp.           NASDAQ  Cambridge          OH      11          NA     SAIF      Not Avail.
CAPS    Capital Savings Bancorp Inc.    NASDAQ  Jefferson City     MO       8    12/29/93     SAIF      Regular
CASB    Cascade Financial Corp.         NASDAQ  Everett            WA      11    09/16/92     SAIF      Regular
CASH    First Midwest Financial Inc.    NASDAQ  Storm Lake         IA      12    09/20/93     SAIF      Regular
CATB    Catskill Financial Corp.        NASDAQ  Catskill           NY       4    04/18/96     BIF       Regular
CBCI    Calumet Bancorp Inc.            NASDAQ  Dolton             IL       5    02/20/92     SAIF      Regular
CBES    CBES Bancorp Inc.               NASDAQ  Excelsior Springs  MO       2    09/30/96     SAIF      Regular
CBK     Citizens First Financial Corp.  AMSE    Bloomington        IL       7    05/01/96     SAIF      Regular
CBSA    Coastal Bancorp Inc.            NASDAQ  Houston            TX      37          NA     SAIF      Not Avail.
CBSB    Charter Financial Inc.          NASDAQ  Sparta             IL       8    12/29/95     SAIF      Not Avail.
CCFH    CCF Holding Company             NASDAQ  Jonesboro          GA       5    07/12/95     SAIF      Regular
CEBK    Central Co-operative Bank       NASDAQ  Somerville         MA       8    10/24/86     BIF       Regular
CENB    Century Bancorp Inc.            NASDAQ  Thomasville        NC       1    12/23/96     SAIF      Regular
CENF    CENFED Financial Corp.          NASDAQ  Pasadena           CA      18    10/25/91     SAIF      Regular
CFB     Commercial Federal Corp.        NYSE    Omaha              NE     108    12/31/84     SAIF      Regular
CFBC    Community First Banking Co.     NASDAQ  Carrollton         GA      12    07/01/97     SAIF      Regular
CFCP    Coastal Financial Corp.         NASDAQ  Myrtle Beach       SC       9    09/26/90     SAIF      Regular
CFFC    Community Financial Corp.       NASDAQ  Staunton           VA       4    03/30/88     SAIF      Regular
CFNC    Carolina Fincorp Inc.           NASDAQ  Rockingham         NC       4    11/25/96     SAIF      Regular
CFSB    CFSB Bancorp Inc.               NASDAQ  Lansing            MI      17    06/22/90     SAIF      Regular
CFTP    Community Federal Bancorp       NASDAQ  Tupelo             MS       2    03/26/96     SAIF      Regular
CFX     CFX Corp.                       AMSE    Keene              NH      43    02/12/87     BIF       Regular
CIBI    Community Investors Bancorp     NASDAQ  Bucyrus            OH       3    02/07/95     SAIF      Regular
CKFB    CKF Bancorp Inc.                NASDAQ  Danville           KY       1    01/04/95     SAIF      Regular
CLAS    Classic Bancshares Inc.         NASDAQ  Ashland            KY       3    12/29/95     SAIF      Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
CMRN    Cameron Financial Corp          NASDAQ  Cameron            MO       3    04/03/95     SAIF      Regular
CMSB    Commonwealth Bancorp Inc.       NASDAQ  Norristown         PA      56    06/17/96     SAIF      Not Avail.
CMSV    Community Savings Bnkshrs(MHC)  NASDAQ  North Palm Beach   FL     20 1   0/24/94      SAIF      Mutual HC
CNIT    CENIT Bancorp Inc.              NASDAQ  Norfolk            VA      19    08/06/92     SAIF      Regular
CNSB    CNS Bancorp Inc.                NASDAQ  Jefferson City     MO       5    06/12/96     SAIF      Regular
CNY     Carver Bancorp Inc.             AMSE    New York           NY       7    10/25/94     SAIF      Regular
COFI    Charter One Financial           NASDAQ  Cleveland          OH     221    01/22/88     SAIF      Regular
CONE    Conestoga Bancorp, Inc.         NASDAQ  Roslyn             NY       8    03/30/94     SAIF      Regular
COOP    Cooperative Bankshares Inc.     NASDAQ  Wilmington         NC      16    08/21/91     SAIF      Regular
CRZY    Crazy Woman Creek Bancorp       NASDAQ  Buffalo            WY       1    03/29/96     SAIF      Regular
CSA     Coast Savings Financial         NYSE    Los Angeles        CA      91    12/23/85     SAIF      Regular
CSBF    CSB Financial Group Inc.        NASDAQ  Centralia          IL       2    10/09/95     SAIF      Regular
CTZN    CitFed Bancorp Inc.             NASDAQ  Dayton             OH      35    01/23/92     SAIF      Regular
CVAL    Chester Valley Bancorp Inc.     NASDAQ  Downingtown        PA       7    03/27/87     SAIF      Regular
DCBI    Delphos Citizens Bancorp Inc.   NASDAQ  Delphos            OH       1    11/21/96     SAIF      Regular
DIBK    Dime Financial Corp.            NASDAQ  Wallingford        CT      11    07/09/86     BIF       Regular
DIME    Dime Community Bancorp Inc.     NASDAQ  Brooklyn           NY      15    06/26/96     BIF       Regular
DME     Dime Bancorp Inc.               NYSE    New York           NY      91    08/19/86     BIF       Regular
DNFC    D & N Financial Corp.           NASDAQ  Hancock            MI      37    02/13/85     SAIF      Regular
DSL     Downey Financial Corp.          NYSE    Newport Beach      CA      85    01/01/71     SAIF      Not Avail.
EBSI    Eagle Bancshares                NASDAQ  Tucker             GA      14    04/01/86     SAIF      Regular
EFBC    Empire Federal Bancorp Inc.     NASDAQ  Livingston         MT       3    01/27/97     SAIF      Regular
EFBI    Enterprise Federal Bancorp      NASDAQ  West Chester       OH       5    10/17/94     SAIF      Regular
EGFC    Eagle Financial Corp.           NASDAQ  Bristol            CT      30    02/03/87     SAIF      Regular
EGLB    Eagle BancGroup Inc.            NASDAQ  Bloomington        IL       3    07/01/96     SAIF      Regular
EIRE    Emerald Isle Bancorp Inc.       NASDAQ  Quincy             MA       9    09/08/86     BIF       Regular
EMLD    Emerald Financial Corp.         NASDAQ  Strongsville       OH      14          NA     SAIF      Regular
EQSB    Equitable Federal Savings Bank  NASDAQ  Wheaton            MD       4    09/10/93     SAIF      Supervisory
ESBK    Elmira Savings Bank (The)       NASDAQ  Elmira             NY       6    03/01/85     BIF       Regular
ESX     Essex Bancorp Inc.              AMSE    Norfolk            VA       4    07/18/90     SAIF      Not Avail.
ETFS    East Texas Financial Services   NASDAQ  Tyler              TX       2    01/10/95     SAIF      Regular
FAB     FirstFed America Bancorp Inc.   AMSE    Swansea            MA      13    01/15/97     SAIF      Regular
FBBC    First Bell Bancorp Inc.         NASDAQ  Pittsburgh         PA       7    06/29/95     SAIF      Regular
FBCI    Fidelity Bancorp Inc.           NASDAQ  Chicago            IL       5    12/15/93     SAIF      Regular
FBCV    1ST Bancorp                     NASDAQ  Vincennes          IN       2    04/07/87     SAIF      Regular
FBER    1st Bergen Bancorp              NASDAQ  Wood-Ridge         NJ       4    04/01/96     SAIF      Regular
FBHC    Fort Bend Holding Corp.         NASDAQ  Rosenberg          TX       6    06/30/93     SAIF      Regular
FBNW    FirstBank Corp.                 NASDAQ  Lewiston           ID       5    07/02/97     SAIF      Regular
FBSI    First Bancshares Inc.           NASDAQ  Mountain Grove     MO       6    12/22/93     SAIF      Regular
FCB     Falmouth Bancorp Inc.           AMSE    Falmouth           MA       3    03/28/96     BIF       Regular
FCBF    FCB Financial Corp.             NASDAQ  Oshkosh            WI      13    09/24/93     SAIF      Regular
FCME    First Coastal Corp.             NASDAQ  Westbrook          ME       7          NA     BIF       Not Avail.
FDEF    First Defiance Financial        NASDAQ  Defiance           OH      10    10/02/95     SAIF      Not Avail.
FED     FirstFed Financial Corp.        NYSE    Santa Monica       CA      24    12/16/83     SAIF      Regular
FESX    First Essex Bancorp Inc.        NASDAQ  Andover            MA      15    08/04/87     BIF       Regular
FFBA    First Colorado Bancorp Inc.     NASDAQ  Lakewood           CO      27    01/02/96     SAIF      Not Avail.
FFBH    First Federal Bancshares of AR  NASDAQ  Harrison           AR      13    05/03/96     SAIF      Regular
FFBI    First Financial Bancorp Inc.    NASDAQ  Belvidere          IL       2    10/04/93     SAIF      Regular
FFBS    FFBS BanCorp Inc.               NASDAQ  Columbus           MS       3    07/01/93     SAIF      Regular
FFBZ    First Federal Bancorp Inc.      NASDAQ  Zanesville         OH       6    07/13/92     SAIF      Regular
FFCH    First Financial Holdings Inc.   NASDAQ  Charleston         SC      34    11/10/83     SAIF      Regular
FFDB    FirstFed Bancorp Inc.           NASDAQ  Bessemer           AL       8    11/19/91     SAIF      Regular
FFDF    FFD Financial Corp.             NASDAQ  Dover              OH       1    04/03/96     SAIF      Regular
FFED    Fidelity Federal Bancorp        NASDAQ  Evansville         IN       4    08/31/87     SAIF      Regular
FFES    First Federal of East Hartford  NASDAQ  East Hartford      CT      12    06/23/87     SAIF      Regular
FFFC    FFVA Financial Corp.            NASDAQ  Lynchburg          VA      12    10/12/94     SAIF      Regular
FFFD    North Central Bancshares Inc.   NASDAQ  Fort Dodge         IA       4    03/21/96     SAIF      Not Avail.
FFFL    Fidelity Bankshares Inc. (MHC)  NASDAQ  West Palm Beach    FL      20    01/07/94     SAIF      Mutual HC
FFHH    FSF Financial Corp.             NASDAQ  Hutchinson         MN      11    10/07/94     SAIF      Regular
FFHS    First Franklin Corp.            NASDAQ  Cincinnati         OH       7    01/26/88     SAIF      Regular
FFIC    Flushing Financial Corp.        NASDAQ  Flushing           NY       7    11/21/95     BIF       Regular
FFKY    First Federal Financial Corp.   NASDAQ  Elizabethtown      KY       8    07/15/87     SAIF      Regular
FFLC    FFLC Bancorp Inc.               NASDAQ  Leesburg           FL       9    01/04/94     SAIF      Regular
FFOH    Fidelity Financial of Ohio      NASDAQ  Cincinnati         OH      12    03/04/96     SAIF      Not Avail.

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.   NASDAQ  West Palm Beach    FL      47    09/29/93     SAIF      Regular
FFSL    First Independence Corp.        NASDAQ  Independence       KS       2    10/08/93     SAIF      Regular
FFSX    First Fed SB of Siouxland(MHC)  NASDAQ  Sioux City         IA      13    07/13/92     SAIF      Mutual HC
FFWC    FFW Corp.                       NASDAQ  Wabash             IN       4    04/05/93     SAIF      Regular
FFWD    Wood Bancorp Inc.               NASDAQ  Bowling Green      OH       7    08/31/93     SAIF      Regular
FFYF    FFY Financial Corp.             NASDAQ  Youngstown         OH      10    06/28/93     SAIF      Regular
FGHC    First Georgia Holding Inc.      NASDAQ  Brunswick          GA       7    02/11/87     SAIF      Regular
FIBC    Financial Bancorp Inc.          NASDAQ  Long Island City   NY       5    08/17/94     SAIF      Regular
FISB    First Indiana Corporation       NASDAQ  Indianapolis       IN      26    08/02/83     SAIF      Regular
FKFS    First Keystone Financial        NASDAQ  Media              PA       5    01/26/95     SAIF      Regular
FKKYD   Frankfort First Bancorp Inc.    NASDAQ  Frankfort          KY       3    07/10/95     SAIF      Regular
FLAG    FLAG Financial Corp.            NASDAQ  LaGrange           GA       4    12/11/86     SAIF      Regular
FLFC    First Liberty Financial Corp.   NASDAQ  Macon              GA      31    12/06/83     SAIF      Regular
FLGS    Flagstar Bancorp Inc.           NASDAQ  Bloomfield Hills   MI      19          NA     SAIF      Not Avail.
FLKY    First Lancaster Bancshares      NASDAQ  Lancaster          KY       1    07/01/96     SAIF      Regular
FMBD    First Mutual Bancorp Inc.       NASDAQ  Decatur            IL      14    07/05/95     SAIF      Regular
FMCO    FMS Financial Corp.             NASDAQ  Burlington         NJ      20    12/14/88     SAIF      Regular
FMSB    First Mutual Savings Bank       NASDAQ  Bellevue           WA       8    12/17/85     BIF       Regular
FNGB    First Northern Capital Corp.    NASDAQ  Green Bay          WI      19    12/29/83     SAIF      Regular
FOBC    Fed One Bancorp                 NASDAQ  Wheeling           WV      11    01/19/95     SAIF      Not Avail.
FPRY    First Financial Bancorp         NASDAQ  Tallahassee        FL       6    03/29/88     SAIF      Regular
FSBI    Fidelity Bancorp Inc.           NASDAQ  Pittsburgh         PA       8    06/24/88     SAIF      Regular
FSFC    First Southeast Financial Corp  NASDAQ  Anderson           SC      13    10/08/93     SAIF      Regular
FSFF    First SecurityFed Financial     NASDAQ  Chicago            IL       5    10/31/97     SAIF      Regular
FSLA    First Savings Bank (MHC)        NASDAQ  Woodbridge         NJ      17    07/10/92     SAIF      Mutual HC
FSNJ    Bayonne Bancshares Inc.         NASDAQ  Bayonne            NJ       4    08/22/97     SAIF      Not Avail.
FSPG    First Home Bancorp Inc.         NASDAQ  Pennsville         NJ      10    04/20/87     SAIF      Regular
FSPT    FirstSpartan Financial Corp.    NASDAQ  Spartanburg        SC       7    07/09/97     SAIF      Regular
FSSB    First FS&LA of San Bernardino   NASDAQ  San Bernardino     CA       4    02/02/93     SAIF      Regular
FSTC    First Citizens Corp.            NASDAQ  Newnan             GA       9    03/01/86     SAIF      Regular
FTF     Texarkana First Financial Corp  AMSE    Texarkana          AR       5    07/07/95     SAIF      Regular
FTFC    First Federal Capital Corp.     NASDAQ  La Crosse          WI      49    11/02/89     SAIF      Regular
FTNB    Fulton Bancorp Inc.             NASDAQ  Fulton             MO       2    10/18/96     SAIF      Regular
FTSB    Fort Thomas Financial Corp.     NASDAQ  Fort Thomas        KY       2    06/28/95     SAIF      Regular
FWWB    First SB of Washington Bancorp  NASDAQ  Walla Walla        WA      20    11/01/95     SAIF      Regular
GAF     GA Financial Inc.               AMSE    Pittsburgh         PA      13    03/26/96     SAIF      Regular
GBCI    Glacier Bancorp Inc.            NASDAQ  Kalispell          MT      18    03/30/84     SAIF      Regular
GDVS    Greater Delaware Valley (MHC)   NASDAQ  Broomall           PA       7    03/03/95     SAIF      Mutual HC
GDW     Golden West Financial           NYSE    Oakland            CA     249    05/29/59     SAIF      Not Avail.
GFCO    Glenway Financial Corp.         NASDAQ  Cincinnati         OH       5    11/30/90     SAIF      Regular
GFED    Guaranty Federal SB (MHC)       NASDAQ  Springfield        MO       4    04/10/95     SAIF      Mutual HC
GFSB    GFS Bancorp Inc.                NASDAQ  Grinnell           IA       1    01/06/94     SAIF      Regular
GLMR    Gilmer Financial Svcs, Inc.     NASDAQ  Gilmer             TX       1    02/09/95     SAIF      Regular
GOSB    GSB Financial Corp.             NASDAQ  Goshen             NY       2    07/09/97     BIF       Regular
GPT     GreenPoint Financial Corp.      NYSE    New York           NY      74    01/28/94     BIF       Regular
GSB     Golden State Bancorp Inc.       NYSE    Glendale           CA     178    10/01/83     SAIF      Regular
GSBC    Great Southern Bancorp Inc.     NASDAQ  Springfield        MO      25    12/14/89     SAIF      Regular
GSFC    Green Street Financial Corp.    NASDAQ  Fayetteville       NC       3    04/04/96     SAIF      Regular
GSLA    GS Financial Corp.              NASDAQ  Metairie           LA       3    04/01/97     SAIF      Regular
GTFN    Great Financial Corp.           NASDAQ  Louisville         KY      43    03/31/94     SAIF      Regular
GTPS    Great American Bancorp          NASDAQ  Champaign          IL       3    06/30/95     SAIF      Regular
GUPB    GFSB Bancorp Inc.               NASDAQ  Gallup             NM       1    06/30/95     SAIF      Regular
GWBC    Gateway Bancorp Inc.            NASDAQ  Catlettsburg       KY       2    01/18/95     SAIF      Regular
HALL    Hallmark Capital Corp.          NASDAQ  West Allis         WI       3    01/03/94     SAIF      Regular
HARB    Harbor Florida Bancorp (MHC)    NASDAQ  Fort Pierce        FL      23    01/06/94     SAIF      Mutual HC
HARL    Harleysville Savings Bank       NASDAQ  Harleysville       PA       4    08/04/87     SAIF      Regular
HARS    Harris Financial Inc. (MHC)     NASDAQ  Harrisburg         PA      33    01/25/94     SAIF      Mutual HC
HAVN    Haven Bancorp Inc.              NASDAQ  Woodhaven          NY      33    09/23/93     SAIF      Regular
HBBI    Home Building Bancorp           NASDAQ  Washington         IN       2    02/08/95     SAIF      Regular
HBEI    Home Bancorp of Elgin Inc.      NASDAQ  Elgin              IL       4    09/27/96     SAIF      Regular
HBFW    Home Bancorp                    NASDAQ  Fort Wayne         IN       9    03/30/95     SAIF      Regular
HBNK    Highland Federal Bank FSB       NASDAQ  Burbank            CA       7          NA     SAIF      Not Avail.
HBS     Haywood Bancshares Inc.         AMSE    Waynesville        NC       4    12/18/87     BIF       Not Avail.
HCBB    HCB Bancshares Inc.             NASDAQ  Camden             AR       7    05/07/97     SAIF      Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
HCFC    Home City Financial Corp.       NASDAQ  Springfield        OH       1    12/30/96     SAIF      Regular
HEMT    HF Bancorp Inc.                 NASDAQ  Hemet              CA      19    06/30/95     SAIF      Regular
HFFB    Harrodsburg First Fin Bancorp   NASDAQ  Harrodsburg        KY       2    10/04/95     SAIF      Regular
HFFC    HF Financial Corp.              NASDAQ  Sioux Falls        SD      19    04/08/92     SAIF      Regular
HFGI    Harrington Financial Group      NASDAQ  Richmond           IN       4          NA     SAIF      Not Avail.
HFNC    HFNC Financial Corp.            NASDAQ  Charlotte          NC      10    12/29/95     SAIF      Regular
HFSA    Hardin Bancorp Inc.             NASDAQ  Hardin             MO       3    09/29/95     SAIF      Regular
HHFC    Harvest Home Financial Corp.    NASDAQ  Cheviot            OH       3    10/10/94     SAIF      Regular
HIFS    Hingham Instit. for Savings     NASDAQ  Hingham            MA       5    12/20/88     BIF       Regular
HMCI    HomeCorp Inc.                   NASDAQ  Rockford           IL       9    06/22/90     SAIF      Regular
HMLK    Hemlock Federal Financial Corp  NASDAQ  Oak Forest         IL       3    04/02/97     SAIF      Regular
HMNF    HMN Financial Inc.              NASDAQ  Spring Valley      MN       7    06/30/94     SAIF      Regular
HOMF    Home Federal Bancorp            NASDAQ  Seymour            IN      16    01/23/88     SAIF      Regular
HPBC    Home Port Bancorp Inc.          NASDAQ  Nantucket          MA       2    08/25/88     BIF       Regular
HRBF    Harbor Federal Bancorp Inc.     NASDAQ  Baltimore          MD       9    08/12/94     SAIF      Regular
HRZB    Horizon Financial Corp.         NASDAQ  Bellingham         WA      12    08/01/86     BIF       Regular
HTHR    Hawthorne Financial Corp.       NASDAQ  El Segundo         CA       6          NA     SAIF      Not Avail.
HWEN    Home Financial Bancorp          NASDAQ  Spencer            IN       1    07/02/96     SAIF      Regular
HZFS    Horizon Financial Svcs Corp.    NASDAQ  Oskaloosa          IA       3    06/30/94     SAIF      Regular
IBSF    IBS Financial Corp.             NASDAQ  Cherry Hill        NJ      10    10/13/94     SAIF      Regular
IFSB    Independence Federal Svgs Bank  NASDAQ  Washington         DC       2    06/06/85     SAIF      Regular
INBI    Industrial Bancorp Inc.         NASDAQ  Bellevue           OH      10    08/01/95     SAIF      Regular
INCB    Indiana Community Bank SB       NASDAQ  Lebanon            IN       4    12/15/94     SAIF      Regular
IPSW    Ipswich Savings Bank            NASDAQ  Ipswich            MA       6    05/26/93     BIF       Regular
ISBF    ISB Financial Corp.             NASDAQ  New Iberia         LA      28    04/07/95     SAIF      Regular
ITLA    ITLA Capital Corp.              NASDAQ  La Jolla           CA       6    10/24/95     BIF       Not Avail.
IWBK    InterWest Bancorp Inc.          NASDAQ  Oak Harbor         WA      39          NA     SAIF      Not Avail.
JOAC    Joachim Bancorp Inc.            NASDAQ  De Soto            MO       1    12/28/95     SAIF      Regular
JSB     JSB Financial Inc.              NYSE    Lynbrook           NY      13    06/27/90     BIF       Regular
JSBA    Jefferson Savings Bancorp       NASDAQ  Ballwin            MO      32    04/08/93     SAIF      Regular
JXSB    Jacksonville Savings Bk (MHC)   NASDAQ  Jacksonville       IL       4    04/21/95     SAIF      Mutual HC
JXVL    Jacksonville Bancorp Inc.       NASDAQ  Jacksonville       TX       6    04/01/96     SAIF      Not Avail.
KFBI    Klamath First Bancorp           NASDAQ  Klamath Falls      OR      33    10/05/95     SAIF      Regular
KNK     Kankakee Bancorp Inc.           AMSE    Kankakee           IL       9    01/06/93     SAIF      Regular
KSAV    KS Bancorp Inc.                 NASDAQ  Kenly              NC       4    12/30/93     SAIF      Regular
KSBK    KSB Bancorp Inc.                NASDAQ  Kingfield          ME       8    06/24/93     BIF       Regular
KYF     Kentucky First Bancorp Inc.     AMSE    Cynthiana          KY       2    08/29/95     SAIF      Regular
LARK    Landmark Bancshares Inc.        NASDAQ  Dodge City         KS       5    03/28/94     SAIF      Regular
LARL    Laurel Capital Group Inc.       NASDAQ  Allison Park       PA       6    02/20/87     SAIF      Regular
LFBI    Little Falls Bancorp Inc.       NASDAQ  Little Falls       NJ       6    01/05/96     SAIF      Regular
LFCO    Life Financial Corp.            NASDAQ  Riverside          CA       5          NA     SAIF      Not Avail.
LFED    Leeds Federal Savings Bk (MHC)  NASDAQ  Baltimore          MD       1    05/02/94     SAIF      Mutual HC
LIFB    Life Bancorp Inc.               NASDAQ  Norfolk            VA      21    10/11/94     SAIF      Regular
LISB    Long Island Bancorp Inc.        NASDAQ  Melville           NY      35    04/18/94     SAIF      Regular
LOGN    Logansport Financial Corp.      NASDAQ  Logansport         IN       1    06/14/95     SAIF      Regular
LONF    London Financial Corporation    NASDAQ  London             OH       1    04/01/96     SAIF      Regular
LSBI    LSB Financial Corp.             NASDAQ  Lafayette          IN       4    02/03/95     BIF       Regular
LSBX    Lawrence Savings Bank           NASDAQ  North Andover      MA       5    05/02/86     BIF       Regular
LVSB    Lakeview Financial              NASDAQ  Paterson           NJ       8    12/22/93     SAIF      Regular
LXMO    Lexington B&L Financial Corp.   NASDAQ  Lexington          MO       1    06/06/96     SAIF      Regular
MAFB    MAF Bancorp Inc.                NASDAQ  Clarendon Hills    IL      21    01/12/90     SAIF      Regular
MARN    Marion Capital Holdings         NASDAQ  Marion             IN       2    03/18/93     SAIF      Regular
MASB    MASSBANK Corp.                  NASDAQ  Reading            MA      15    05/28/86     BIF       Regular
MBB     MSB Bancorp Inc.                AMSE    Goshen             NY      16    09/03/92     BIF       Regular
MBBC    Monterey Bay Bancorp Inc.       NASDAQ  Watsonville        CA       7    02/15/95     SAIF      Regular
MBLF    MBLA Financial Corp.            NASDAQ  Macon              MO       2    06/24/93     SAIF      Regular
MBSP    Mitchell Bancorp Inc.           NASDAQ  Spruce Pine        NC       1    07/12/96     SAIF      Regular
MCBN    Mid-Coast Bancorp Inc.          NASDAQ  Waldoboro          ME       2    11/02/89     SAIF      Regular
MCBS    Mid Continent Bancshares Inc.   NASDAQ  El Dorado          KS      10    06/27/94     SAIF      Regular
MDBK    Medford Bancorp Inc.            NASDAQ  Medford            MA      16    03/18/86     BIF       Regular
MECH    Mechanics Savings Bank          NASDAQ  Hartford           CT      14    06/26/96     BIF       Regular
MERI    Meritrust Federal SB            NASDAQ  Thibodaux          LA       8          NA     SAIF      Not Avail.
METF    Metropolitan Financial Corp.    NASDAQ  Mayfield Heights   OH      15          NA     SAIF      Not Avail.
MFBC    MFB Corp.                       NASDAQ  Mishawaka          IN       5    03/25/94     SAIF      Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
MFCX    Marshalltown Financial Corp.    NASDAQ  Marshalltown       IA       3    03/31/94     SAIF      Regular
MFFC    Milton Federal Financial Corp.  NASDAQ  West Milton        OH       3    10/07/94     SAIF      Regular
MFLR    Mayflower Co-operative Bank     NASDAQ  Middleboro         MA       4    12/23/87     BIF       Regular
MFSL    Maryland Federal Bancorp        NASDAQ  Hyattsville        MD      27    06/02/87     SAIF      Regular
MIFC    Mid-Iowa Financial Corp.        NASDAQ  Newton             IA       7    10/14/92     SAIF      Regular
MIVI    Mississippi View Holding Co.    NASDAQ  Little Falls       MN       1    03/24/95     SAIF      Regular
MLBC    ML Bancorp Inc.                 NASDAQ  Villanova          PA      29    08/11/94     SAIF      Regular
MONT    Montgomery Financial Corp.      NASDAQ  Crawfordsville     IN       4    07/01/97     SAIF      Not Avail.
MRKF    Market Financial Corp.          NASDAQ  Mount Healthy      OH       2    03/27/97     SAIF      Regular
MSBF    MSB Financial Inc.              NASDAQ  Marshall           MI       2    02/06/95     SAIF      Regular
MSBK    Mutual Savings Bank FSB         NASDAQ  Bay City           MI      22    07/17/92     SAIF      Regular
MWBI    Midwest Bancshares Inc.         NASDAQ  Burlington         IA       4    11/12/92     SAIF      Regular
MWBX    MetroWest Bank                  NASDAQ  Framingham         MA      12    10/10/86     BIF       Regular
MWFD    Midwest Federal Financial       NASDAQ  Baraboo            WI       9    07/08/92     SAIF      Regular
NASB    North American Savings Bank     NASDAQ  Grandview          MO       7    09/27/85     SAIF      Not Avail.
NBN     Northeast Bancorp               AMSE    Auburn             ME      11    08/19/87     BIF       Regular
NBSI    North Bancshares Inc.           NASDAQ  Chicago            IL       2    12/21/93     SAIF      Regular
NEIB    Northeast Indiana Bancorp       NASDAQ  Huntington         IN       3    06/28/95     SAIF      Regular
NHTB    New Hampshire Thrift Bncshrs    NASDAQ  Newport            NH      10    05/22/86     SAIF      Regular
NMSB    NewMil Bancorp Inc.             NASDAQ  New Milford        CT      15    02/01/86     BIF       Regular
NSLB    NS&L Bancorp Inc.               NASDAQ  Neosho             MO       2    06/08/95     SAIF      Regular
NSSB    Norwich Financial Corp.         NASDAQ  Norwich            CT      17    11/14/86     BIF       Regular
NSSY    NSS Bancorp Inc.                NASDAQ  Norwalk            CT       8    06/16/94     BIF       Regular
NTMG    Nutmeg Federal S&LA             NASDAQ  Danbury            CT       3          NA     SAIF      Not Avail.
NWEQ    Northwest Equity Corp.          NASDAQ  Amery              WI       3    10/11/94     SAIF      Regular
NWSB    Northwest Savings Bank (MHC)    NASDAQ  Warren             PA      58    11/07/94     SAIF      Mutual HC
NYB     New York Bancorp Inc.           NYSE    Douglaston         NY      31    01/28/88     SAIF      Regular
OCFC    Ocean Financial Corp.           NASDAQ  Toms River         NJ      10    07/03/96     SAIF      Regular
OCN     Ocwen Financial Corp.           NYSE    West Palm Beach    FL       1          NA     SAIF      Not Avail.
OFCP    Ottawa Financial Corp.          NASDAQ  Holland            MI      26    08/19/94     SAIF      Regular
OHSL    OHSL Financial Corp.            NASDAQ  Cincinnati         OH       5    02/10/93     SAIF      Regular
OSFS    Ohio State Financial Services   NASDAQ  Bridgeport         OH       2    09/29/97     SAIF      Regular
OTFC    Oregon Trail Financial Corp.    NASDAQ  Baker City         OR       7    10/06/97     SAIF      Regular
PALM    Palfed Inc.                     NASDAQ  Aiken              SC      22    12/15/85     SAIF      Regular
PBCI    Pamrapo Bancorp Inc.            NASDAQ  Bayonne            NJ      10    11/14/89     SAIF      Regular
PBCT    People's Bank (MHC)             NASDAQ  Bridgeport         CT     111    07/06/88     BIF       Mutual HC
PBHC    Oswego City Savings Bk (MHC)    NASDAQ  Oswego             NY       5    11/16/95     BIF       Mutual HC
PBKB    People's Bancshares Inc.        NASDAQ  New Bedford        MA      14    10/30/86     BIF       Regular
PCBC    Perry County Financial Corp.    NASDAQ  Perryville         MO       1    02/13/95     SAIF      Regular
PDB     Piedmont Bancorp Inc.           AMSE    Hillsborough       NC       1    12/08/95     SAIF      Regular
PEEK    Peekskill Financial Corp.       NASDAQ  Peekskill          NY       3    12/29/95     SAIF      Regular
PERM    Permanent Bancorp Inc.          NASDAQ  Evansville         IN      11    04/04/94     SAIF      Regular
PERT    Perpetual Bank (MHC)            NASDAQ  Anderson           SC       6    10/26/93     SAIF      Mutual HC
PFDC    Peoples Bancorp                 NASDAQ  Auburn             IN       7    07/07/87     SAIF      Regular
PFED    Park Bancorp Inc.               NASDAQ  Chicago            IL       3    08/12/96     SAIF      Regular
PFFB    PFF Bancorp Inc.                NASDAQ  Pomona             CA      23    03/29/96     SAIF      Regular
PFFC    Peoples Financial Corp.         NASDAQ  Massillon          OH       2    09/13/96     SAIF      Regular
PFNC    Progress Financial Corp.        NASDAQ  Blue Bell          PA      10    07/18/83     SAIF      Regular
PFSB    PennFed Financial Services Inc  NASDAQ  West Orange        NJ      18    07/15/94     SAIF      Regular
PFSL    Pocahontas FS&LA (MHC)          NASDAQ  Pocahontas         AR       6    04/05/94     SAIF      Mutual HC
PHBK    Peoples Heritage Finl Group     NASDAQ  Portland           ME     135    12/04/86     BIF       Regular
PHFC    Pittsburgh Home Financial Corp  NASDAQ  Pittsburgh         PA       9    04/01/96     SAIF      Regular
PHSB    Peoples Home Savings Bk (MHC)   NASDAQ  Beaver Falls       PA       9    07/10/97     SAIF      Mutual HC
PKPS    Poughkeepsie Financial Corp.    NASDAQ  Poughkeepsie       NY      15    11/19/85     SAIF      Regular
PLSK    Pulaski Savings Bank (MHC)      NASDAQ  Springfield        NJ       6    04/03/97     SAIF      Mutual HC
PMFI    Perpetual Midwest Financial     NASDAQ  Cedar Rapids       IA       5    03/31/94     SAIF      Regular
PRBC    Prestige Bancorp Inc.           NASDAQ  Pleasant Hills     PA       4    06/27/96     SAIF      Regular
PROV    Provident Financial Holdings    NASDAQ  Riverside          CA      10    06/28/96     SAIF      Regular
PSBK    Progressive Bank Inc.           NASDAQ  Fishkill           NY      17    08/01/84     BIF       Regular
PSFC    Peoples-Sidney Financial Corp.  NASDAQ  Sidney             OH       1    04/28/97     SAIF      Regular
PSFI    PS Financial Inc.               NASDAQ  Chicago            IL       1    11/27/96     SAIF      Regular
PTRS    Potters Financial Corp.         NASDAQ  East Liverpool     OH       4    12/31/93     SAIF      Regular
PULB    Pulaski Bank, Svgs Bank (MHC)   NASDAQ  St. Louis          MO       5    05/11/94     SAIF      Mutual HC
PULS    Pulse Bancorp                   NASDAQ  South River        NJ       4    09/18/86     SAIF      Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
PVFC    PVF Capital Corp.               NASDAQ  Bedford Heights    OH       9    12/30/92     SAIF      Supervisory
PVSA    Parkvale Financial Corporation  NASDAQ  Monroeville        PA      29    07/16/87     SAIF      Regular
PWBC    PennFirst Bancorp Inc.          NASDAQ  Ellwood City       PA      11    06/13/90     SAIF      Regular
PWBK    Pennwood Bancorp Inc.           NASDAQ  Pittsburgh         PA       3    07/15/96     SAIF      Regular
QCBC    Quaker City Bancorp Inc.        NASDAQ  Whittier           CA       8    12/30/93     SAIF      Regular
QCFB    QCF Bancorp Inc.                NASDAQ  Virginia           MN       2    04/03/95     SAIF      Regular
QCSB    Queens County Bancorp Inc.      NASDAQ  Flushing           NY      11    11/23/93     BIF       Regular
RARB    Raritan Bancorp Inc.            NASDAQ  Raritan            NJ       6    03/01/87     BIF       Regular
REDF    RedFed Bancorp Inc.             NASDAQ  Redlands           CA      14    04/08/94     SAIF      Regular
RELI    Reliance Bancshares Inc.        NASDAQ  Milwaukee          WI       1    04/19/96     SAIF      Regular
RELY    Reliance Bancorp Inc.           NASDAQ  Garden City        NY      30    03/31/94     SAIF      Regular
RIVR    River Valley Bancorp            NASDAQ  Madison            IN       6    12/20/96     SAIF      Regular
ROSE    TR Financial Corp.              NASDAQ  Garden City        NY      15    06/29/93     BIF       Regular
RSLN    Roslyn Bancorp Inc.             NASDAQ  Roslyn             NY       8    01/13/97     BIF       Regular
RVSB    Riverview Bancorp Inc.          NASDAQ  Camas              WA       9    10/01/97     SAIF      Regular
SBFL    SB of the Finger Lakes (MHC)    NASDAQ  Geneva             NY       5    11/11/94     SAIF      Mutual HC
SBOS    Boston Bancorp (The)            NASDAQ  South Boston       MA       7    11/09/83     BIF       Regular
SCBS    Southern Community Bancshares   NASDAQ  Cullman            AL       1    12/23/96     SAIF      Regular
SCCB    S. Carolina Community Bancshrs  NASDAQ  Winnsboro          SC       3    07/07/94     SAIF      Regular
SFED    SFS Bancorp Inc.                NASDAQ  Schenectady        NY       4    06/30/95     SAIF      Regular
SFFC    StateFed Financial Corp.        NASDAQ  Des Moines         IA       2    01/05/94     SAIF      Regular
SFIN    Statewide Financial Corp.       NASDAQ  Jersey City        NJ      16    10/02/95     SAIF      Regular
SFSB    SuburbFed Financial Corp.       NASDAQ  Flossmoor          IL      12    03/04/92     SAIF      Regular
SFSL    Security First Corp.            NASDAQ  Mayfield Heights   OH      14    01/22/88     SAIF      Regular
SGVB    SGV Bancorp Inc.                NASDAQ  West Covina        CA       8    06/29/95     SAIF      Regular
SHEN    First Shenango Bancorp Inc.     NASDAQ  New Castle         PA       4    04/06/93     SAIF      Regular
SHSB    SHS Bancorp Inc.                NASDAQ  Pittsburgh         PA       3    10/01/97     SAIF      Regular
SISB    SIS Bancorp Inc.                NASDAQ  Springfield        MA      25    02/08/95     BIF       Regular
SKAN    Skaneateles Bancorp Inc.        NASDAQ  Skaneateles        NY       9    06/02/86     BIF       Regular
SKBO    First Carnegie Deposit (MHC)    NASDAQ  Carnegie           PA       3    04/04/97     SAIF      Mutual HC
SMBC    Southern Missouri Bancorp Inc.  NASDAQ  Poplar Bluff       MO       8    04/13/94     SAIF      Regular
SMFC    Sho-Me Financial Corp.          NASDAQ  Mt. Vernon         MO       8    07/01/94     SAIF      Regular
SOBI    Sobieski Bancorp Inc.           NASDAQ  South Bend         IN       3    03/31/95     SAIF      Regular
SOPN    First Savings Bancorp Inc.      NASDAQ  Southern Pines     NC       5    01/06/94     SAIF      Regular
SOSA    Somerset Savings Bank           NASDAQ  Somerville         MA       5    07/09/86     BIF       Regular
SPBC    St. Paul Bancorp Inc.           NASDAQ  Chicago            IL      52    05/18/87     SAIF      Regular
SRN     Southern Banc Co.               AMSE    Gadsden            AL       4    10/05/95     SAIF      Regular
SSB     Scotland Bancorp Inc.           AMSE    Laurinburg         NC       2    04/01/96     SAIF      Regular
SSFC    South Street Financial Corp.    NASDAQ  Albemarle          NC       2    10/03/96     SAIF      Regular
SSM     Stone Street Bancorp Inc.       AMSE    Mocksville         NC       2    04/01/96     SAIF      Regular
STFR    St. Francis Capital Corp.       NASDAQ  Milwaukee          WI      23    06/21/93     SAIF      Regular
STSA    Sterling Financial Corp.        NASDAQ  Spokane            WA      41          NA     SAIF      Not Avail.
SVRN    Sovereign Bancorp Inc.          NASDAQ  Wyomissing         PA     150    08/12/86     SAIF      Regular
SWBI    Southwest Bancshares            NASDAQ  Hometown           IL       6    06/24/92     SAIF      Regular
SWCB    Sandwich Bancorp Inc.           NASDAQ  Sandwich           MA      11    07/25/86     BIF       Regular
SZB     SouthFirst Bancshares Inc.      AMSE    Sylacauga          AL       2    02/14/95     SAIF      Regular
THR     Three Rivers Financial Corp.    AMSE    Three Rivers       MI       4    08/24/95     SAIF      Regular
THRD    TF Financial Corp.              NASDAQ  Newtown            PA      14    07/13/94     SAIF      Regular
TPNZ    Tappan Zee Financial Inc.       NASDAQ  Tarrytown          NY       1    10/05/95     SAIF      Regular
TRIC    Tri-County Bancorp Inc.         NASDAQ  Torrington         WY       2    09/30/93     SAIF      Regular
TSBS    Trenton SB (MHC)                NASDAQ  Lawrenceville      NJ      14    08/03/95     BIF       Mutual HC
TSH     Teche Holding Co.               AMSE    Franklin           LA       9    04/19/95     SAIF      Regular
TWIN    Twin City Bancorp               NASDAQ  Bristol            TN       3    01/04/95     SAIF      Regular
UBMT    United Financial Corp.          NASDAQ  Great Falls        MT       4    09/23/86     SAIF      Regular
UFRM    United Federal Savings Bank     NASDAQ  Rocky Mount        NC      13    07/01/80     SAIF      Regular
USAB    USABancshares, Inc.             NASDAQ  Philadelphia       PA       1          NA     BIF       Not Avail.
VABF    Virginia Beach Fed. Financial   NASDAQ  Virginia Beach     VA      14    11/01/80     SAIF      Not Avail.
WAMU    Washington Mutual Inc.          NASDAQ  Seattle            WA     914    03/11/83     BIF       Regular
WAYN    Wayne Savings Bancshares (MHC)  NASDAQ  Wooster            OH       6    06/25/93     SAIF      Mutual HC
WBST    Webster Financial Corp.         NASDAQ  Waterbury          CT      84    12/12/86     SAIF      Regular
WCBI    Westco Bancorp                  NASDAQ  Westchester        IL       1    06/26/92     SAIF      Regular
WCFB    Webster City Federal SB (MHC)   NASDAQ  Webster City       IA       1    08/15/94     SAIF      Mutual HC
WEFC    Wells Financial Corp.           NASDAQ  Wells              MN       8    04/11/95     SAIF      Regular
WEHO    Westwood Homestead Fin. Corp.   NASDAQ  Cincinnati         OH       2    09/30/96     SAIF      Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
WES     Westcorp                        NYSE    Irvine             CA      26    05/01/86     SAIF      Not Avail.
WFI     Winton Financial Corp.          AMSE    Cincinnati         OH       5    08/04/88     SAIF      Regular
WFSG    Wilshire Financial Services     NASDAQ  Portland           OR       2    12/19/96     SAIF      Not Avail.
WFSL    Washington Federal Inc.         NASDAQ  Seattle            WA     104    11/17/82     SAIF      Regular
WHGB    WHG Bancshares Corp.            NASDAQ  Lutherville        MD       5    04/01/96     SAIF      Regular
WOFC    Western Ohio Financial Corp.    NASDAQ  Springfield        OH      10    07/29/94     SAIF      Regular
WRNB    Warren Bancorp Inc.             NASDAQ  Peabody            MA       6    07/09/86     BIF       Regular
WSB     Washington Savings Bank, FSB    AMSE    Waldorf            MD       5          NA     SAIF      Not Avail.
WSFS    WSFS Financial Corp.            NASDAQ  Wilmington         DE      16    11/26/86     BIF       Regular
WSTR    WesterFed Financial Corp.       NASDAQ  Missoula           MT      36    01/10/94     SAIF      Regular
WVFC    WVS Financial Corp.             NASDAQ  Pittsburgh         PA       5    11/29/93     SAIF      Regular
WWFC    Westwood Financial Corp.        NASDAQ  Westwood           NJ       2    06/07/96     SAIF      Not Avail.
WYNE    Wayne Bancorp Inc.              NASDAQ  Wayne              NJ       5    06/27/96     SAIF      Regular
YFCB    Yonkers Financial Corporation   NASDAQ  Yonkers            NY       4    04/18/96     SAIF      Regular
YFED    York Financial Corp.            NASDAQ  York               PA      22    02/01/84     SAIF      Regular
                                        -------------------------------------------------------------------------
        Average

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.        NASDAQ  Andover            MA      15    08/04/87     BIF       Regular
FFES    First Federal of East Hartford  NASDAQ  East Hartford      CT      12    06/23/87     SAIF      Regular
FFIC    Flushing Financial Corp.        NASDAQ  Flushing           NY       7    11/21/95     BIF       Regular
GAF     GA Financial Inc.               AMSE    Pittsburgh         PA      13    03/26/96     SAIF      Regular
JSB     JSB Financial Inc.              NYSE    Lynbrook           NY      13    06/27/90     BIF       Regular
MASB    MASSBANK Corp.                  NASDAQ  Reading            MA      15    05/28/86     BIF       Regular
MDBK    Medford Bancorp Inc.            NASDAQ  Medford            MA      16    03/18/86     BIF       Regular
PWBC    PennFirst Bancorp Inc.          NASDAQ  Ellwood City       PA      11    06/13/90     SAIF      Regular
SFIN    Statewide Financial Corp.       NASDAQ  Jersey City        NJ      16    10/02/95     SAIF      Regular
SISB    SIS Bancorp Inc.                NASDAQ  Springfield        MA      25    02/08/95     BIF       Regular
STFR    St. Francis Capital Corp.       NASDAQ  Milwaukee          WI      23    06/21/93     SAIF      Regular
THRD    TF Financial Corp.              NASDAQ  Newtown            PA      14    07/13/94     SAIF      Regular
                                        -------------------------------------------------------------------------
        Average
        Median
        Maximum
        Minimum

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
%CAL    California Federal Bank, a FSB  30,876,530   124.06    66.94     53.96       34.85
%CCMD   Chevy Chase Bank, FSB            6,167,982    72.67    56.98     78.42       11.47
AABC    Access Anytime Bancorp Inc.        105,639    57.86    52.34     90.46        0.00
AADV    Advantage Bancorp Inc.           1,037,462    85.13    55.04     64.66       23.95
ABBK    Abington Bancorp Inc.              501,622    98.39    61.89     62.91       28.88
ABCL    Alliance Bancorp Inc.            1,371,184   100.42    73.10     72.79       16.34
ABCW    Anchor BanCorp Wisconsin         1,954,749   114.73    78.89     68.76       22.93
AFBC    Advance Financial Bancorp          105,717   113.20    86.57     76.48        7.32
AFCB    Affiliated Community Bancorp     1,128,579   100.84    62.81     62.29       27.34
AFED    AFSALA Bancorp Inc.                159,181    55.4     47.07     84.96        0.95
AFFFZ   America First Financial Fund     2,250,517    77.99    68.13     87.36        3.45
AHCI    Ambanc Holding Co.                 529,309    84.84    53.00     62.47       19.64
AHM     H.F. Ahmanson & Co.             46,799,157    95.74    66.38     69.33       22.60
ALBC    Albion Banc Corp.                   70,810    92.67    71.80     77.48       13.07
ALBK    ALBANK Financial Corp.           3,716,954    91.51    73.09     79.87        6.42
AMFC    AMB Financial Corp.                103,388   102.43    73.06     71.33       13.06
ANA     Acadiana Bancshares Inc.           274,018   110.19    76.00     68.97       13.37
ANDB    Andover Bancorp Inc.             1,280,601   101.82    73.43     72.12       19.02
ANE     Alliance Bncorp of New England     241,918    69.22    62.45     90.22        1.98
ASBI    Ameriana Bancorp                   393,028    92.69    75.86     81.84        4.87
ASBP    ASB Financial Corp.                112,449    86.15    68.38     79.37        3.00
ASFC    Astoria Financial Corp.          7,904,363    73.81    42.58     57.69       33.36
ATSB    AmTrust Capital Corp.               69,685   102.96    71.52     69.47       18.78
AVND    Avondale Financial Corp.           596,918    87.83    58.34     66.42       23.66
BANC    BankAtlantic Bancorp Inc.        2,844,996   112.94    70.00     61.98       26.55
BDJI    First Federal Bancorporation       111,492    65.08    48.45     74.45       12.76
BFD     BostonFed Bancorp Inc.             960,704   137.81    81.79     59.35       31.22
BFFC    Big Foot Financial Corp.           215,162    79.91    45.31     56.70       23.98
BFSB    Bedford Bancshares Inc.            139,179   112.70    83.90     74.45       10.78
BKC     American Bank of Connecticut       609,923    78.72    58.18     73.91       16.64
BKCT    Bancorp Connecticut Inc.           423,800    84.57    62.07     73.40       15.12
BKUNA   BankUnited Financial Corp.       2,145,406   147.96    82.47     55.74       38.10
BNKU    Bank United Corp.               11,967,072   172.16    75.49     43.85       46.14
BPLS    Bank Plus Corp.                  3,920,257   103.17    73.74     71.48       23.25
BSBC    Branford Savings Bank              182,868    75.19    66.15     87.98        1.09
BTHL    Bethel Bancorp                     218,187   114.79    77.14     67.20       22.23
BVCC    Bay View Capital Corp.           3,162,207   149.10    76.58     51.36       41.71
BWFC    Bank West Financial Corp.          164,854   112.88    72.01     63.80       21.23
BYFC    Broadway Financial Corp.           124,740    97.58    83.95     86.04        2.00
CAFI    Camco Financial Corp.              502,186   115.83    86.30     74.51       14.36
CAPS    Capital Savings Bancorp Inc.       242,259   113.43    80.07     70.58       18.58
CASB    Cascade Financial Corp.            426,451   118.27    84.10     71.11       19.76
CASH    First Midwest Financial Inc.       404,589   104.43    63.53     60.83       27.71
CATB    Catskill Financial Corp.           289,619    62.83    43.58     69.37        3.93
CBCI    Calumet Bancorp Inc.               488,346   111.75    79.08     70.76       10.89
CBES    CBES Bancorp Inc.                  106,635   126.14    90.59     71.82        9.14
CBK     Citizens First Financial Corp.     277,962   119.28    83.77     70.23       15.16
CBSA    Coastal Bancorp Inc.             2,929,560    93.80    44.58     47.52       46.99
CBSB    Charter Financial Inc.             393,268   106.54    74.28     69.72       14.83
CCFH    CCF Holding Company                109,342   103.98    82.17     79.03        9.15
CEBK    Central Co-operative Bank          358,424    89.07    69.37     77.88       11.44
CENB    Century Bancorp Inc.               100,937    93.44    64.56     69.09        0.00
CENF    CENFED Financial Corp.           2,304,678   101.07    69.17     68.44       25.10
CFB     Commercial Federal Corp.         7,207,143   125.38    74.09     59.09       33.07
CFBC    Community First Banking Co.        394,570    94.04    75.08     79.84        1.72
CFCP    Coastal Financial Corp.            494,003   120.08    84.38     70.27       21.73
CFFC    Community Financial Corp.          183,278   126.26    88.35     69.97       15.82
CFNC    Carolina Fincorp Inc.              114,069    93.98    71.26     75.82        0.00
CFSB    CFSB Bancorp Inc.                  859,962   136.97    88.52     64.63       25.98
CFTP    Community Federal Bancorp          215,953    95.52    59.24     62.02        8.47
CFX     CFX Corp.                        2,821,182   100.34    68.85     68.61       21.74
CIBI    Community Investors Bancorp         94,328   107.50    84.42     78.53        9.05
CKFB    CKF Bancorp Inc.                    59,868   129.49    92.32     71.29        3.71
CLAS    Classic Bancshares Inc.            132,186    89.59    67.32     75.14        8.95

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
CMRN    Cameron Financial Corp             212,504   138.55    83.96     60.60       16.59
CMSB    Commonwealth Bancorp Inc.        2,278,099    84.24    56.52     67.10       20.97
CMSV    Community Savings Bnkshrs(MHC)     709,220    77.42    59.42     76.75        9.46
CNIT    CENIT Bancorp Inc.                 701,708    96.17    69.83     72.61       19.87
CNSB    CNS Bancorp Inc.                    97,411    93.03    69.68     74.91        0.00
CNY     Carver Bancorp Inc.                415,561    89.48    58.10     64.93       25.92
COFI    Charter One Financial           15,196,993   124.08    64.83     52.25       39.09
CONE    Conestoga Bancorp, Inc.            494,348    28.70    23.21     80.86        2.02
COOP    Cooperative Bankshares Inc.        359,535    99.85    80.28     80.40       11.19
CRZY    Crazy Woman Creek Bancorp           59,952    98.07    48.27     49.22       26.19
CSA     Coast Savings Financial          9,040,413    95.45    68.05     71.30       22.00
CSBF    CSB Financial Group Inc.            48,844    74.99    55.73     74.31        0.00
CTZN    CitFed Bancorp Inc.              3,294,554   115.93    63.61     54.87       37.67
CVAL    Chester Valley Bancorp Inc.        322,321   101.43    82.46     81.30        9.10
DCBI    Delphos Citizens Bancorp Inc.      107,796   109.07    78.29     71.78        0.93
DIBK    Dime Financial Corp.               921,510    47.95    41.24     86.00        4.83
DIME    Dime Community Bancorp Inc.      1,385,356    80.26    57.80     72.02       12.67
DME     Dime Bancorp Inc.               19,413,597    94.41    65.13     68.98       23.69
DNFC    D & N Financial Corp.            1,754,069   127.30    74.96     58.88       32.94
DSL     Downey Financial Corp.           5,853,968   111.12    90.79     81.70       10.23
EBSI    Eagle Bancshares                   872,706   107.63    73.40     68.19       20.05
EFBC    Empire Federal Bancorp Inc.        110,540    65.37    40.30     61.65        0.64
EFBI    Enterprise Federal Bancorp         274,888   131.01    69.73     53.22       34.56
EGFC    Eagle Financial Corp.            2,097,179    84.24    54.36     64.53       24.86
EGLB    Eagle BancGroup Inc.               172,160    94.94    72.65     76.52       10.89
EIRE    Emerald Isle Bancorp Inc.          443,503    86.14    70.84     82.24       10.30
EMLD    Emerald Financial Corp.            603,493    90.10    78.03     86.61        4.67
EQSB    Equitable Federal Savings Bank     308,197    87.64    69.79     79.63       14.44
ESBK    Elmira Savings Bank (The)          228,268    84.47    76.74     90.85        1.97
ESX     Essex Bancorp Inc.                 191,886   108.86    85.65     78.67       12.39
ETFS    East Texas Financial Services      115,949    64.80    49.49     76.37        3.62
FAB     FirstFed America Bancorp Inc.    1,036,062   127.05    86.78     68.31       17.52
FBBC    First Bell Bancorp Inc.            681,215   111.83    83.14     74.35       12.62
FBCI    Fidelity Bancorp Inc.              497,862   120.18    78.08     64.97       22.78
FBCV    1ST Bancorp                        260,935   133.34    68.92     51.68       38.42
FBER    1st Bergen Bancorp                 284,739    57.55    43.56     75.69        9.60
FBHC    Fort Bend Holding Corp.            319,414    55.74    46.96     84.24        5.05
FBNW    FirstBank Corp.                    177,870   123.60    75.39     61.00       19.76
FBSI    First Bancshares Inc.              162,755   114.35    84.39     73.80       11.89
FCB     Falmouth Bancorp Inc.               96,391       NA       NA     74.89        0.77
FCBF    FCB Financial Corp.                522,991   128.34    77.68     60.53       21.90
FCME    First Coastal Corp.                148,571    91.39    71.56     78.30       11.76
FDEF    First Defiance Financial           574,364   113.58    75.94     66.86       12.63
FED     FirstFed Financial Corp.         4,104,647   164.52    78.63     47.79       45.71
FESX    First Essex Bancorp Inc.         1,209,698    98.35    60.22     61.23       29.32
FFBA    First Colorado Bancorp Inc.      1,512,605    98.08    74.50     75.95        8.92
FFBH    First Federal Bancshares of AR     547,119    94.30    77.74     82.44        1.83
FFBI    First Financial Bancorp Inc.        84,242    83.44    67.21     80.54        9.73
FFBS    FFBS BanCorp Inc.                  134,952    90.62    71.00     78.35        3.41
FFBZ    First Federal Bancorp Inc.         203,703   138.86    86.32     62.17       29.36
FFCH    First Financial Holdings Inc.    1,712,931   132.53    82.73     62.42       29.09
FFDB    FirstFed Bancorp Inc.              176,464    78.49    70.03     89.21        0.57
FFDF    FFD Financial Corp.                 88,220   103.14    66.97     64.93        9.39
FFED    Fidelity Federal Bancorp           235,336   110.50    84.36     76.35       16.04
FFES    First Federal of East Hartford     987,416    32.97    19.07     57.83       34.97
FFFC    FFVA Financial Corp.               567,266    79.70    58.15     72.96       13.05
FFFD    North Central Bancshares Inc.      215,133   131.59    85.18     64.73       11.88
FFFL    Fidelity Bankshares Inc. (MHC)   1,045,692    97.51    73.78     75.66       13.70
FFHH    FSF Financial Corp.                388,135   125.55    67.36     53.65       34.48
FFHS    First Franklin Corp.               231,189    75.46    66.30     87.86        2.64
FFIC    Flushing Financial Corp.           960,130    89.51    59.99     67.02       17.19
FFKY    First Federal Financial Corp.      382,585   117.81    87.74     74.48       10.84
FFLC    FFLC Bancorp Inc.                  383,382    96.21    77.13     80.17        5.22
FFOH    Fidelity Financial of Ohio         528,704   104.81    83.82     79.97        6.26

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.    1,808,420    93.56    63.60     67.98       23.71
FFSL    First Independence Corp.           112,523    98.69    66.85     67.75       21.06
FFSX    First Fed SB of Siouxland(MHC)     456,850   107.08    76.03     71.01       18.93
FFWC    FFW Corp.                          181,468   104.83    66.40     63.34       25.79
FFWD    Wood Bancorp Inc.                  166,520   110.66    82.06     74.15       12.63
FFYF    FFY Financial Corp.                610,974   103.79    76.28     73.50       10.83
FGHC    First Georgia Holding Inc.         156,383   105.35    85.03     80.71        8.85
FIBC    Financial Bancorp Inc.             296,956    72.49    52.09     71.86       17.85
FISB    First Indiana Corporation        1,547,121   119.42    84.48     70.74       18.34
FKFS    First Keystone Financial           373,430    85.34    52.08     61.03       26.78
FKKYD   Frankfort First Bancorp Inc.       133,255   145.28    92.71     63.82       17.89
FLAG    FLAG Financial Corp.               238,463    92.76    69.10     74.49       14.27
FLFC    First Liberty Financial Corp.    1,288,919    93.15    68.83     73.89       17.43
FLGS    Flagstar Bancorp Inc.            2,033,260   178.76    88.94     49.75       35.36
FLKY    First Lancaster Bancshares          47,184   190.54    90.69     47.59       21.02
FMBD    First Mutual Bancorp Inc.          402,389    95.81    76.87     80.24        5.34
FMCO    FMS Financial Corp.                581,660    64.86    53.29     82.17       10.31
FMSB    First Mutual Savings Bank          451,120    96.72    79.01     81.69        9.94
FNGB    First Northern Capital Corp.       656,745   123.51    89.96     72.84       13.86
FOBC    Fed One Bancorp                    357,721    65.70    46.55     70.85       17.47
FPRY    First Financial Bancorp            240,379    88.86    77.63     87.36        5.41
FSBI    Fidelity Bancorp Inc.              380,951    75.68    48.51     64.10       28.39
FSFC    First Southeast Financial Corp     350,038    97.15    79.06     81.38        7.14
FSFF    First SecurityFed Financial        267,332    81.39    67.52     82.95        4.49
FSLA    First Savings Bank (MHC)         1,044,513    70.81    54.88     77.50       11.92
FSNJ    Bayonne Bancshares Inc.            609,053    54.40    38.60     70.95       12.39
FSPG    First Home Bancorp Inc.            525,092    87.30    53.80     61.63       31.09
FSPT    FirstSpartan Financial Corp.       482,314   110.82    79.38     71.62        0.00
FSSB    First FS&LA of San Bernardino      103,674    75.29    71.56     95.05        0.00
FSTC    First Citizens Corp.               337,197    94.36    78.03     82.69        6.03
FTF     Texarkana First Financial Corp     178,710   103.68    83.08     80.13        2.79
FTFC    First Federal Capital Corp.      1,559,672   108.40    79.35     73.20       18.80
FTNB    Fulton Bancorp Inc.                103,713   133.46    87.17     65.31        8.19
FTSB    Fort Thomas Financial Corp.         97,843   124.42    91.37     73.44        9.04
FWWB    First SB of Washington Bancorp   1,098,615   130.11    67.33     51.75       32.85
GAF     GA Financial Inc.                  802,304    66.62    37.94     56.94       24.98
GBCI    Glacier Bancorp Inc.               573,968   119.73    72.40     60.47       27.16
GDVS    Greater Delaware Valley (MHC)      248,792    78.64    60.93     77.48       10.51
GDW     Golden West Financial           39,228,359   135.94    83.98     61.78       29.67
GFCO    Glenway Financial Corp.            293,245   108.40    85.03     78.44       10.76
GFED    Guaranty Federal SB (MHC)          210,139   115.61    80.92     69.99       15.30
GFSB    GFS Bancorp Inc.                    94,496   130.67    85.38     65.34       21.64
GLMR    Gilmer Financial Svcs, Inc.         42,171    81.48    56.24     69.02       20.27
GOSB    GSB Financial Corp.                154,649       NA       NA     62.41        0.00
GPT     GreenPoint Financial Corp.      13,093,985    77.96    65.70     84.28        2.22
GSB     Golden State Bancorp Inc.       16,432,304   131.08    74.49     56.83       35.00
GSBC    Great Southern Bancorp Inc.        727,533   128.87    85.30     66.19       24.11
GSFC    Green Street Financial Corp.       177,962   114.47    72.46     63.30        0.00
GSLA    GS Financial Corp.                 131,071    85.99    36.77     42.76       13.00
GTFN    Great Financial Corp.            2,893,505   103.64    68.74     66.33       21.96
GTPS    Great American Bancorp             139,568   100.56    78.95     78.51        0.00
GUPB    GFSB Bancorp Inc.                  109,964    97.89    53.72     54.88       31.24
GWBC    Gateway Bancorp Inc.                62,609    47.93    34.34     71.65        0.00
HALL    Hallmark Capital Corp.             418,467   100.96    67.84     67.20       23.56
HARB    Harbor Florida Bancorp (MHC)     1,131,024    92.82    74.81     80.60        8.88
HARL    Harleysville Savings Bank          345,239    90.01    71.38     79.30       13.43
HARS    Harris Financial Inc. (MHC)      2,110,299    79.99    42.76     53.46       37.26
HAVN    Haven Bancorp Inc.               1,833,284    81.37    58.16     71.48       21.31
HBBI    Home Building Bancorp               41,746    90.93    68.65     75.50        9.58
HBEI    Home Bancorp of Elgin Inc.         342,518   119.21    85.28     71.53        0.00
HBFW    Home Bancorp                       334,862    95.19    81.78     85.92        0.00
HBNK    Highland Federal Bank FSB          515,990   120.29    80.59     66.99       23.84
HBS     Haywood Bancshares Inc.            152,796    97.44    75.44     77.42        6.87
HCBB    HCB Bancshares Inc.                199,946    69.89    51.89     74.25        5.00

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
HCFC    Home City Financial Corp.           70,110   116.70    85.94     73.64        6.15
HEMT    HF Bancorp Inc.                  1,050,377    61.99    50.58     81.59        9.04
HFFB    Harrodsburg First Fin Bancorp      108,949   102.71    73.91     71.96        0.00
HFFC    HF Financial Corp.                 574,889   103.03    77.89     75.59       11.78
HFGI    Harrington Financial Group         521,043    71.85    19.16     26.66       67.60
HFNC    HFNC Financial Corp.               866,859   157.03    80.13     51.02       28.47
HFSA    Hardin Bancorp Inc.                117,364    76.50    49.43     64.61       22.58
HHFC    Harvest Home Financial Corp.        87,596    79.16    51.58     65.15       22.43
HIFS    Hingham Instit. for Savings        216,240   104.75    77.07     73.58       15.82
HMCI    HomeCorp Inc.                      326,877    88.83    81.29     91.52        0.73
HMLK    Hemlock Federal Financial Corp     161,905    47.25    37.61     79.60        0.00
HMNF    HMN Financial Inc.                 568,847    97.51    62.86     64.46       19.69
HOMF    Home Federal Bancorp               694,109   113.07    85.58     75.69       14.82
HPBC    Home Port Bancorp Inc.             201,014   118.88    84.50     71.08       17.35
HRBF    Harbor Federal Bancorp Inc.        217,202    87.29    69.02     79.06        6.78
HRZB    Horizon Financial Corp.            531,028    95.84    79.05     82.48        0.00
HTHR    Hawthorne Financial Corp.          891,163   100.52    87.57     87.11        5.90
HWEN    Home Financial Bancorp              41,309   136.66    85.56     62.61       19.37
HZFS    Horizon Financial Svcs Corp.        87,784    97.51    62.52     64.12       25.16
IBSF    IBS Financial Corp.                734,751    37.20    28.73     77.22        4.67
IFSB    Independence Federal Svgs Bank     251,561    75.18    60.02     79.84       12.00
INBI    Industrial Bancorp Inc.            354,116   116.04    88.34     76.12        5.93
INCB    Indiana Community Bank SB           96,089    87.84    76.66     87.28        0.00
IPSW    Ipswich Savings Bank               202,509    93.07    75.75     81.38       11.44
ISBF    ISB Financial Corp.                956,048    82.57    67.64     81.92        4.92
ITLA    ITLA Capital Corp.                 901,555   103.22    84.31     81.68        6.82
IWBK    InterWest Bancorp Inc.           2,046,705    95.90    54.89     57.24       35.72
JOAC    Joachim Bancorp Inc.                35,073   100.35    70.44     70.19        0.00
JSB     JSB Financial Inc.               1,531,068    83.22    61.03     73.33        0.00
JSBA    Jefferson Savings Bancorp        1,257,753    89.04    75.72     85.04        4.08
JXSB    Jacksonville Savings Bk (MHC)      164,235    90.76    79.43     87.51        0.16
JXVL    Jacksonville Bancorp Inc.          226,182    91.84    75.36     82.06        0.88
KFBI    Klamath First Bancorp              980,078    82.01    56.40     68.77       14.90
KNK     Kankakee Bancorp Inc.              339,937    86.29    70.11     81.25        6.98
KSAV    KS Bancorp Inc.                    109,937   107.50    84.55     78.65        7.28
KSBK    KSB Bancorp Inc.                   149,657   107.81    77.38     71.77       19.43
KYF     Kentucky First Bancorp Inc.         88,089    90.77    56.42     62.15       20.17
LARK    Landmark Bancshares Inc.           227,736       NA       NA     63.55       20.29
LARL    Laurel Capital Group Inc.          209,980    85.38    70.26     82.29        5.26
LFBI    Little Falls Bancorp Inc.          324,425    64.60    45.05     69.74       18.03
LFCO    Life Financial Corp.               294,102   141.11    76.69     54.35       24.32
LFED    Leeds Federal Savings Bk (MHC)     285,425    76.69    62.79     81.88        0.22
LIFB    Life Bancorp Inc.                1,486,357    88.26    43.99     49.84       38.55
LISB    Long Island Bancorp Inc.         5,930,784    98.53    61.97     62.90       25.32
LOGN    Logansport Financial Corp.          85,801    99.17    71.36     71.96        6.41
LONF    London Financial Corporation        38,210    99.00    77.60     78.39        0.79
LSBI    LSB Financial Corp.                200,266   130.80    88.50     67.66       23.32
LSBX    Lawrence Savings Bank              352,980    62.22    44.27     71.15       18.13
LVSB    Lakeview Financial                 505,882    61.48    45.06     73.30       12.57
LXMO    Lexington B&L Financial Corp.       59,236   107.94    76.69     71.05        0.00
MAFB    MAF Bancorp Inc.                 3,370,587   115.74    78.85     68.12       22.38
MARN    Marion Capital Holdings            179,822   127.59    85.56     67.05        8.06
MASB    MASSBANK Corp.                     932,757    32.71    28.79     88.01        0.10
MBB     MSB Bancorp Inc.                   773,991       NA       NA     88.38        0.04
MBBC    Monterey Bay Bancorp Inc.          409,663    83.42    64.53     77.36       10.58
MBLF    MBLA Financial Corp.               224,013   124.51    57.97     46.56       40.09
MBSP    Mitchell Bancorp Inc.               34,591   151.12    83.76     55.42        0.00
MCBN    Mid-Coast Bancorp Inc.              61,473   112.62    81.53     72.40       18.61
MCBS    Mid Continent Bancshares Inc.      405,262   104.80    61.11     58.32       30.05
MDBK    Medford Bancorp Inc.             1,106,345    71.20    53.04     74.50       15.99
MECH    Mechanics Savings Bank             830,741    86.35    67.67     78.36       10.35
MERI    Meritrust Federal SB               233,311    58.22    52.50     90.19        0.00
METF    Metropolitan Financial Corp.       865,572    94.13    74.69     79.35       15.19
MFBC    MFB Corp.                          255,921   117.11    78.66     67.16       18.71

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
MFCX    Marshalltown Financial Corp.       125,491    63.93    52.84     82.64        0.00
MFFC    Milton Federal Financial Corp.     209,958    89.59    60.94     68.03       18.85
MFLR    Mayflower Co-operative Bank        129,033    71.93    56.52     78.57       10.85
MFSL    Maryland Federal Bancorp         1,175,006   123.18    86.29     70.06       19.10
MIFC    Mid-Iowa Financial Corp.           128,017    74.65    52.12     69.82       19.53
MIVI    Mississippi View Holding Co.        68,546       NA       NA     80.51        0.00
MLBC    ML Bancorp Inc.                  2,315,784   103.95    44.90     43.20       46.94
MONT    Montgomery Financial Corp.         101,986   125.36    89.00     71.00        8.26
MRKF    Market Financial Corp.              56,121    75.22    47.32     62.91        0.00
MSBF    MSB Financial Inc.                  77,014   169.02    92.01     54.44       27.61
MSBK    Mutual Savings Bank FSB            654,127    76.84    47.13     61.34       30.57
MWBI    Midwest Bancshares Inc.            149,850    86.57    61.14     70.62       21.69
MWBX    MetroWest Bank                     585,760    92.94    76.36     82.17        9.29
MWFD    Midwest Federal Financial          211,689   101.01    76.07     75.31       14.46
NASB    North American Savings Bank        736,585   125.19    86.56     69.14       22.12
NBN     Northeast Bancorp                  265,442   135.67    78.84     58.12       33.39
NBSI    North Bancshares Inc.              122,081   104.73    62.73     59.90       23.84
NEIB    Northeast Indiana Bancorp          190,319   175.42    89.38     50.95       34.15
NHTB    New Hampshire Thrift Bncshrs       319,338    96.15    81.03     84.28        7.06
NMSB    NewMil Bancorp Inc.                317,407    61.12    53.59     87.69        1.26
NSLB    NS&L Bancorp Inc.                   59,711    75.61    55.74     73.72        5.02
NSSB    Norwich Financial Corp.            700,860    82.33    69.88     84.88        2.23
NSSY    NSS Bancorp Inc.                   670,749   104.06    66.01     63.43       27.12
NTMG    Nutmeg Federal S&LA                105,151   111.58    88.08     78.94        9.99
NWEQ    Northwest Equity Corp.              96,954   127.25    82.18     64.58       23.09
NWSB    Northwest Savings Bank (MHC)     2,100,744    94.37    75.87     80.40        8.75
NYB     New York Bancorp Inc.            3,244,200   121.06    62.85     51.92       38.65
OCFC    Ocean Financial Corp.            1,489,220    78.83    51.12     64.85       19.31
OCN     Ocwen Financial Corp.            2,956,300   105.37    70.25     66.67       12.56
OFCP    Ottawa Financial Corp.             866,966   115.78    85.74     74.05       16.03
OHSL    OHSL Financial Corp.               234,600    93.54    72.30     77.29       10.98
OSFS    Ohio State Financial Services       38,559    89.49    63.95     71.46        0.00
OTFC    Oregon Trail Financial Corp.       341,988    77.22    42.33     54.82        1.86
PALM    Palfed Inc.                        668,504    97.19    83.37     85.78        4.86
PBCI    Pamrapo Bancorp Inc.               371,958    69.58    56.42     81.10        4.16
PBCT    People's Bank (MHC)              7,731,200    91.68    66.58     72.62       16.48
PBHC    Oswego City Savings Bk (MHC)       193,005    73.80    59.68     80.87        6.40
PBKB    People's Bancshares Inc.           717,451   112.33    54.60     48.60       42.99
PCBC    Perry County Financial Corp.        81,105    21.97    16.44     74.83        5.55
PDB     Piedmont Bancorp Inc.              126,544   123.82    83.07     67.08       15.45
PEEK    Peekskill Financial Corp.          181,242    35.78    26.03     72.75        0.00
PERM    Permanent Bancorp Inc.             433,568    78.11    50.25     64.33       25.23
PERT    Perpetual Bank (MHC)               256,211    90.61    68.28     75.36       10.93
PFDC    Peoples Bancorp                    290,601    97.66    81.26     83.20        1.09
PFED    Park Bancorp Inc.                  174,515    54.05    39.73     73.50        1.72
PFFB    PFF Bancorp Inc.                 2,615,466   110.35    72.31     65.53       22.97
PFFC    Peoples Financial Corp.             86,486    84.64    60.45     71.43        0.00
PFNC    Progress Financial Corp.           436,746    93.16    69.39     74.48       14.56
PFSB    PennFed Financial Services Inc   1,363,950    99.59    71.19     71.48       20.29
PFSL    Pocahontas FS&LA (MHC)             383,417   112.60    42.10     37.39       55.11
PHBK    Peoples Heritage Finl Group      6,056,083    95.41    67.25     70.48       19.35
PHFC    Pittsburgh Home Financial Corp     273,304   131.74    66.87     50.76       37.21
PHSB    Peoples Home Savings Bk (MHC)      206,426    58.33    49.11     84.19        1.51
PKPS    Poughkeepsie Financial Corp.       883,981   107.39    74.32     69.20       20.92
PLSK    Pulaski Savings Bank (MHC)         178,987    67.24    56.62     84.21        3.17
PMFI    Perpetual Midwest Financial        401,665   107.69    83.15     77.21       12.75
PRBC    Prestige Bancorp Inc.              137,834   103.90    67.89     65.34       22.62
PROV    Provident Financial Holdings       640,634   110.09    89.88     81.64        2.94
PSBK    Progressive Bank Inc.              884,617    72.86    65.94     90.51        0.00
PSFC    Peoples-Sidney Financial Corp.     102,835   120.18    89.29     74.29        0.00
PSFI    PS Financial Inc.                   85,698    86.24    41.58     48.21        9.92
PTRS    Potters Financial Corp.            122,716    78.90    64.84     82.19        8.03
PULB    Pulaski Bank, Svgs Bank (MHC)      180,232    95.56    79.58     83.28        1.22
PULS    Pulse Bancorp                      526,016    31.55    24.65     78.14       12.87

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
PVFC    PVF Capital Corp.                  383,278   113.83    93.49     82.13        8.58
PVSA    Parkvale Financial Corporation   1,005,440    83.81    74.64     89.06        2.17
PWBC    PennFirst Bancorp Inc.             822,350    85.15    40.81     47.93       42.64
PWBK    Pennwood Bancorp Inc.               47,645    79.26    60.79     76.69        3.06
QCBC    Quaker City Bancorp Inc.           847,024   118.76    78.89     66.43       22.27
QCFB    QCF Bancorp Inc.                   158,192    62.15    41.07     66.09       13.43
QCSB    Queens County Bancorp Inc.       1,541,049   129.11    88.10     68.23       17.99
RARB    Raritan Bancorp Inc.               407,262    77.95    64.29     82.48        8.62
REDF    RedFed Bancorp Inc.                967,309   101.81    87.95     86.39        3.56
RELI    Reliance Bancshares Inc.            46,987   153.59    57.86     37.67       12.86
RELY    Reliance Bancorp Inc.            2,034,753    62.83    44.88     71.43       18.47
RIVR    River Valley Bancorp               138,461    98.31    82.13     83.54        2.17
ROSE    TR Financial Corp.               3,691,564    84.73    53.28     62.88       28.41
RSLN    Roslyn Bancorp Inc.              3,474,150    49.04    26.48     54.00       26.44
RVSB    Riverview Bancorp Inc.             282,247    83.91    56.04     66.79       11.53
SBFL    SB of the Finger Lakes (MHC)       227,970    57.88    46.64     80.59        9.08
SBOS    Boston Bancorp (The)             1,715,070    24.42    19.25     78.85        7.61
SCBS    Southern Community Bancshares       70,370    75.43    58.98     78.19        0.00
SCCB    S. Carolina Community Bancshrs      45,619   109.53    79.44     72.53        0.00
SFED    SFS Bancorp Inc.                   174,093    86.44    74.40     86.08        0.00
SFFC    StateFed Financial Corp.            87,542   130.17    77.82     59.78       21.70
SFIN    Statewide Financial Corp.          703,112    75.00    47.20     62.93       26.75
SFSB    SuburbFed Financial Corp.          432,559    90.79    66.08     72.78       19.27
SFSL    Security First Corp.               680,827   126.75    89.36     70.50       19.25
SGVB    SGV Bancorp Inc.                   408,975   106.09    76.00     71.63       20.00
SHEN    First Shenango Bancorp Inc.        401,437    95.80    65.27     68.13       19.46
SHSB    SHS Bancorp Inc.                    88,460    89.35    65.63     73.46       12.05
SISB    SIS Bancorp Inc.                 1,453,017    67.39    47.38     70.31       19.67
SKAN    Skaneateles Bancorp Inc.           247,643   102.29    85.98     84.05        7.42
SKBO    First Carnegie Deposit (MHC)       147,102    80.98    42.39     52.35       29.42
SMBC    Southern Missouri Bancorp Inc.     163,297    96.07    69.00     71.83       10.74
SMFC    Sho-Me Financial Corp.             344,849   150.04    87.47     58.30       31.63
SOBI    Sobieski Bancorp Inc.               84,279   110.72    76.81     69.37       15.44
SOPN    First Savings Bancorp Inc.         295,315    95.38    66.67     69.90        6.10
SOSA    Somerset Savings Bank              520,339    86.71    76.29     87.98        4.53
SPBC    St. Paul Bancorp Inc.            4,548,436    94.00    67.96     72.29       17.57
SRN     Southern Banc Co.                  106,164    43.79    35.93     82.04        0.00
SSB     Scotland Bancorp Inc.               64,399   108.28    72.54     66.99        8.54
SSFC    South Street Financial Corp.       240,524    79.41    46.74     58.86       14.55
SSM     Stone Street Bancorp Inc.          104,773   135.09    86.03     63.68        4.82
STFR    St. Francis Capital Corp.        1,660,649    68.41    44.78     65.46       25.31
STSA    Sterling Financial Corp.         1,870,513   104.75    55.97     53.43       39.60
SVRN    Sovereign Bancorp Inc.          14,601,008   133.15    70.68     53.08       40.58
SWBI    Southwest Bancshares               375,004    99.46    73.03     73.43       13.56
SWCB    Sandwich Bancorp Inc.              511,765    88.81    71.73     80.76       10.17
SZB     SouthFirst Bancshares Inc.          97,283   114.80    73.80     64.29       19.01
THR     Three Rivers Financial Corp.        94,216   105.19    67.97     64.62       19.89
THRD    TF Financial Corp.                 625,338    58.98    41.84     70.94       15.73
TPNZ    Tappan Zee Financial Inc.          124,603    57.25    46.56     81.33        0.00
TRIC    Tri-County Bancorp Inc.             88,173    83.25    44.68     53.66       29.89
TSBS    Trenton SB (MHC)                   638,942    81.30    62.77     77.21        4.70
TSH     Teche Holding Co.                  404,097   124.95    86.67     69.37       16.18
TWIN    Twin City Bancorp                  106,931    84.74    71.02     83.81        0.94
UBMT    United Financial Corp.             103,082    47.48    33.21     69.95        4.85
UFRM    United Federal Savings Bank        285,744    96.04    85.32     88.84        0.00
USAB    USABancshares, Inc.                 64,269    73.78    53.03     71.88       18.99
VABF    Virginia Beach Fed. Financial      605,486   120.74    77.29     64.01       28.11
WAMU    Washington Mutual Inc.          95,607,369   134.09    71.94     53.65       38.46
WAYN    Wayne Savings Bancshares (MHC)     250,241    98.96    83.34     84.21        5.59
WBST    Webster Financial Corp.          6,811,014    89.84    56.25     62.62       31.00
WCBI    Westco Bancorp                     309,070    93.21    76.83     82.43        0.00
WCFB    Webster City Federal SB (MHC)       94,481    76.90    57.76     75.11        0.27
WEFC    Wells Financial Corp.              204,761   130.15    91.85     70.57       14.16
WEHO    Westwood Homestead Fin. Corp.      142,878   129.96    78.26     60.22       11.74

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
WES     Westcorp                         3,757,362   100.05    51.60     51.57       23.40
WFI     Winton Financial Corp.             324,532   117.08    86.70     74.05       17.69
WFSG    Wilshire Financial Services      1,369,761   215.90    64.27     29.77       61.49
WFSL    Washington Federal Inc.          5,719,589   145.09    73.70     50.80       34.57
WHGB    WHG Bancshares Corp.               100,235   108.52    79.50     73.26        3.99
WOFC    Western Ohio Financial Corp.       397,425   126.01    76.82     60.96       24.66
WRNB    Warren Bancorp Inc.                364,130    74.24    64.44     86.80        1.05
WSB     Washington Savings Bank, FSB       267,870    52.42    45.70     87.19        3.73
WSFS    WSFS Financial Corp.             1,495,609   129.91    64.09     49.33       43.25
WSTR    WesterFed Financial Corp.          999,203   104.72    66.09     63.11       23.81
WVFC    WVS Financial Corp.                282,235    98.18    57.56     58.62       27.85
WWFC    Westwood Financial Corp.           110,425    44.84    36.50     81.39        9.06
WYNE    Wayne Bancorp Inc.                 267,285    93.56    66.75     71.34       15.61
YFCB    Yonkers Financial Corporation      312,956    67.43    44.80     66.44       19.20
YFED    York Financial Corp.             1,155,725   102.06    87.20     85.44        4.01
                                        -----------------------------------------------------
        Average                          1,513,822    97.64    67.61     70.70       15.12

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.         1,209,698    98.35    60.22     61.23       29.32
FFES    First Federal of East Hartford     987,416    32.97    19.07     57.83       34.97
FFIC    Flushing Financial Corp.           960,130    89.51    59.99     67.02       17.19
GAF     GA Financial Inc.                  802,304    66.62    37.94     56.94       24.98
JSB     JSB Financial Inc.               1,531,068    83.22    61.03     73.33        0.00
MASB    MASSBANK Corp.                     932,757    32.71    28.79     88.01        0.10
MDBK    Medford Bancorp Inc.             1,106,345    71.20    53.04     74.50       15.99
PWBC    PennFirst Bancorp Inc.             822,350    85.15    40.81     47.93       42.64
SFIN    Statewide Financial Corp.          703,112    75.00    47.20     62.93       26.75
SISB    SIS Bancorp Inc.                 1,453,017    67.39    47.38     70.31       19.67
STFR    St. Francis Capital Corp.        1,660,649    68.41    44.78     65.46       25.31
THRD    TF Financial Corp.                 625,338    58.98    41.84     70.94       15.73
                                        -----------------------------------------------------
        Average                          1,066,182    69.13    45.17     66.37       21.05
        Median                             973,773    69.81    45.99     66.24       22.33
        Maximum                          1,660,649    98.35    61.03     88.01       42.64
        Minimum                            625,338    32.71    19.07     47.93        0.00


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
%CAL    California Federal Bank, a FSB    7.44       5.33        29.97        5.73       8.77        11.83
%CCMD   Chevy Chase Bank, FSB             5.60       5.02        10.86        6.48       7.19        13.21
AABC    Access Anytime Bancorp Inc.       8.65       8.65         0.00        7.35       9.14        16.79
AADV    Advantage Bancorp Inc.            9.54       8.94         6.97        6.43      10.10        14.81
ABBK    Abington Bancorp Inc.             7.13       6.50         9.37        6.30       7.56        13.58
ABCL    Alliance Bancorp Inc.             9.41       9.31         1.20        8.24       9.81        15.93
ABCW    Anchor BanCorp Wisconsin          6.40       6.30         1.74        5.69       7.54        10.54
AFBC    Advance Financial Bancorp        15.40      15.40         0.00       15.50      15.68        24.60
AFCB    Affiliated Community Bancorp      9.76       9.71         0.54        9.87      10.50        18.92
AFED    AFSALA Bancorp Inc.              13.47      13.47         0.00       13.48      14.15        32.75
AFFFZ   America First Financial Fund      8.37       8.28         1.05        7.27       8.69        16.53
AHCI    Ambanc Holding Co.               11.37      11.37         0.00        9.30      12.16        21.90
AHM     H.F. Ahmanson & Co.               5.10       4.51        12.00        5.89       5.91        11.81
ALBC    Albion Banc Corp.                 8.56       8.56         0.00          NA       8.95           NA
ALBK    ALBANK Financial Corp.            9.24       8.23        11.91        6.40       9.95        11.70
AMFC    AMB Financial Corp.              13.94      13.94         0.00        9.15      14.31        18.10
ANA     Acadiana Bancshares Inc.         16.95      16.95         0.00       13.74      17.95        26.66
ANDB    Andover Bancorp Inc.              8.12       8.12         0.00        8.30       9.10        14.80
ANE     Alliance Bncorp of New England    7.36       7.20         2.38        7.2        8.61        13.3
ASBI    Ameriana Bancorp                 11.21      11.20         0.06       10.46      11.49        19.12
ASBP    ASB Financial Corp.              15.57      15.57         0.00       12.33      16.30        27.81
ASFC    Astoria Financial Corp.           7.71       6.60        15.40        5.82       7.90        15.62
ATSB    AmTrust Capital Corp.            10.93      10.83         0.98       10.50      11.66        17.60
AVND    Avondale Financial Corp.          7.72       7.72         0.00        7.55       8.68        13.18
BANC    BankAtlantic Bancorp Inc.         5.50       4.60        17.26        6.65       6.50        11.31
BDJI    First Federal Bancorporation     10.71      10.71         0.00        9.70      11.09        19.21
BFD     BostonFed Bancorp Inc.            8.52       8.22         3.73          NA       9.14           NA
BFFC    Big Foot Financial Corp.         17.48      17.48         0.00       12.26      17.62        33.92
BFSB    Bedford Bancshares Inc.          14.10      14.10         0.00       12.40      14.58        22.83
BKC     American Bank of Connecticut      8.81       8.52         3.64        7.85       9.67        14.65
BKCT    Bancorp Connecticut Inc.         10.75      10.75         0.00       10.41      11.99        17.32
BKUNA   BankUnited Financial Corp.        4.64       4.01        14.33        8.07       4.82        11.27
BNKU    Bank United Corp.                 5.00       4.89         2.27        7.77       5.33        13.18
BPLS    Bank Plus Corp.                   4.52       4.51         0.18        5.76       6.01        11.63
BSBC    Branford Savings Bank             9.63       9.63         0.00        9.64      11.68        17.97
BTHL    Bethel Bancorp                    8.48       7.36        14.28        7.38       9.63        13.39
BVCC    Bay View Capital Corp.            5.82       4.91        16.48        5.86       7.06        10.24
BWFC    Bank West Financial Corp.        14.15      14.15         0.00       11.72      14.30        21.91
BYFC    Broadway Financial Corp.         10.57      10.57         0.00        8.61      11.43        14.69
CAFI    Camco Financial Corp.             9.59       8.94         7.45        9.25       9.84        16.51
CAPS    Capital Savings Bancorp Inc.      9.14       9.14         0.00        8.21       9.45        17.03
CASB    Cascade Financial Corp.           6.64       6.64         0.00        6.62       7.58        11.85
CASH    First Midwest Financial Inc.     10.75       9.66        11.19        8.19      11.33        14.06
CATB    Catskill Financial Corp.         24.78      24.78         0.00       20.63      25.44        61.28
CBCI    Calumet Bancorp Inc.             16.22      16.22         0.00        9.91      17.44        16.24
CBES    CBES Bancorp Inc.                16.92      16.92         0.00       12.09      17.40        15.10
CBK     Citizens First Financial Corp.   13.75      13.75         0.00       10.49      13.99        18.28
CBSA    Coastal Bancorp Inc.              3.47       2.93        15.93        5.38       3.71        11.88
CBSB    Charter Financial Inc.           14.47      13.02        11.52       11.65      15.06        21.47
CCFH    CCF Holding Company              10.66      10.66         0.00        9.53      11.23        15.08
CEBK    Central Co-operative Bank         9.90       9.00         9.95          NA      10.69           NA
CENB    Century Bancorp Inc.             30.29      30.29         0.00       19.16      30.84        44.50
CENF    CENFED Financial Corp.            5.56       5.55         0.16        5.69       6.30        11.43
CFB     Commercial Federal Corp.          6.16       5.55        10.50        6.59       6.83        13.92
CFBC    Community First Banking Co.      17.80      17.61         1.32       12.00      18.36        17.42
CFCP    Coastal Financial Corp.           6.56       6.56         0.00        6.31       7.55        11.05
CFFC    Community Financial Corp.        13.21      13.21         0.00       11.34      13.80        17.23
CFNC    Carolina Fincorp Inc.            22.59      22.59         0.00          NA      22.94           NA
CFSB    CFSB Bancorp Inc.                 7.71       7.71         0.00        7.46       8.25        13.46
CFTP    Community Federal Bancorp        26.72      26.72         0.00       24.09      26.99        57.37
CFX     CFX Corp.                         8.71       8.42         3.60        8.38       9.47        14.98
CIBI    Community Investors Bancorp      11.75      11.75         0.00       11.20      12.25        21.3
CKFB    CKF Bancorp Inc.                 23.67      23.67         0.00       20.15      23.87        34.56
CLAS    Classic Bancshares Inc.          14.88      12.92        15.08       11.60      15.51        23.20


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
CMRN    Cameron Financial Corp           21.02      21.02         0.00       16.80      21.78        25.80
CMSB    Commonwealth Bancorp Inc.         9.28       7.39        22.06        6.30       9.68        13.00
CMSV    Community Savings Bnkshrs(MHC)   11.34      11.34         0.00       11.40      11.71        23.10
CNIT    CENIT Bancorp Inc.                6.95       6.40         8.41          NA       7.49           NA
CNSB    CNS Bancorp Inc.                 24.33      24.33         0.00       19.92      24.73        40.19
CNY     Carver Bancorp Inc.               8.40       8.10         3.86        7.41       9.02        14.78
COFI    Charter One Financial             7.05       6.52         8.16        5.64       7.49        10.78
CONE    Conestoga Bancorp, Inc.          16.18      16.18         0.00       12.17      16.22        27.71
COOP    Cooperative Bankshares Inc.       7.69       7.69         0.00        7.70       7.92        14.60
CRZY    Crazy Woman Creek Bancorp        23.70      23.70         0.00       18.22      24.21        45.57
CSA     Coast Savings Financial           5.20       5.14         1.16        5.58       6.13        11.37
CSBF    CSB Financial Group Inc.         25.04      23.99         5.53       25.34      25.36        54.92
CTZN    CitFed Bancorp Inc.               6.27       5.73         9.13        5.78       6.82        12.77
CVAL    Chester Valley Bancorp Inc.       8.66       8.66         0.00        8.59       9.58        14.77
DCBI    Delphos Citizens Bancorp Inc.    26.64      26.64         0.00       13.89      26.74        28.64
DIBK    Dime Financial Corp.              8.14       7.93         2.87        8.14       9.46        21.22
DIME    Dime Community Bancorp Inc.      13.49      11.85        13.82        9.62      14.30        19.44
DME     Dime Bancorp Inc.                 5.42       5.18         4.78        6.03       5.95        12.10
DNFC    D & N Financial Corp.             5.25       5.20         1.00        6.42       5.87        11.63
DSL     Downey Financial Corp.            7.13       7.05         1.31        6.40       7.66        12.30
EBSI    Eagle Bancshares                  8.17       8.17         0.00        5.97       8.86         9.13
EFBC    Empire Federal Bancorp Inc.      36.37      36.37         0.00       23.83      36.55        65.78
EFBI    Enterprise Federal Bancorp       11.43      11.43         0.06       10.46      11.64        19.04
EGFC    Eagle Financial Corp.             6.90       5.57        20.44        7.58       7.37        17.84
EGLB    Eagle BancGroup Inc.             11.85      11.85         0.00        9.89      12.38        17.31
EIRE    Emerald Isle Bancorp Inc.         6.99       6.99         0.00        6.99       7.67        10.75
EMLD    Emerald Financial Corp.           7.80       7.70         1.47        7.52       8.08        12.65
EQSB    Equitable Federal Savings Bank    5.04       5.04         0.00        5.04       5.22        11.24
ESBK    Elmira Savings Bank (The)         6.35       6.20         2.62        6.19       7.01        10.23
ESX     Essex Bancorp Inc.                7.83       7.75         1.16        8.07       8.92        14.47
ETFS    East Texas Financial Services    18.01      18.01         0.00       15.20      18.24        40.22
FAB     FirstFed America Bancorp Inc.    12.20      12.20         0.00       10.23      13.21        19.58
FBBC    First Bell Bancorp Inc.          10.53      10.53         0.00       10.23      10.64        22.98
FBCI    Fidelity Bancorp Inc.            10.48      10.46         0.21          NA      10.57           NA
FBCV    1ST Bancorp                       8.65       8.50         1.90        8.76       9.10        15.96
FBER    1st Bergen Bancorp               13.65      13.65         0.00       10.60      14.73        29.30
FBHC    Fort Bend Holding Corp.           6.16       5.77         6.62        6.70       6.67        14.80
FBNW    FirstBank Corp.                  16.43      16.43         0.00       16.40      17.00        16.96
FBSI    First Bancshares Inc.            13.92      13.92         0.00       11.21      14.23        16.98
FCB     Falmouth Bancorp Inc.            23.66      23.66         0.00          NA         NA           NA
FCBF    FCB Financial Corp.              13.89      13.89         0.00       11.78      14.55        20.43
FCME    First Coastal Corp.               9.75       9.75         0.00        9.02      11.53        15.95
FDEF    First Defiance Financial         19.66      19.66         0.00       13.7       20.10        21.80
FED     FirstFed Financial Corp.          5.16       5.11         0.98        6.16       7.18        12.06
FESX    First Essex Bancorp Inc.          7.40       6.54        12.52        6.42       8.26        11.76
FFBA    First Colorado Bancorp Inc.      13.08      12.93         1.30       11.97      13.37        22.67
FFBH    First Federal Bancshares of AR   14.89      14.89         0.00       11.81      15.11        22.48
FFBI    First Financial Bancorp Inc.      8.92       8.92         0.00        8.44       9.50        15.17
FFBS    FFBS BanCorp Inc.                16.71      16.71         0.00       14.04      17.13        26.11
FFBZ    First Federal Bancorp Inc.        7.67       7.66         0.11        6.82       8.56        11.31
FFCH    First Financial Holdings Inc.     6.12       6.12         0.00        6.47       6.80        10.66
FFDB    FirstFed Bancorp Inc.             9.63       8.89         8.49        9.69      10.08        17.08
FFDF    FFD Financial Corp.              24.34      24.34         0.00          NA      24.65           NA
FFED    Fidelity Federal Bancorp          6.11       6.11         0.00        7.36       6.92        11.80
FFES    First Federal of East Hartford    6.63       6.63         0.00        6.75       6.90        22.45
FFFC    FFVA Financial Corp.             13.31      13.08         2.01       10.35      13.88        20.94
FFFD    North Central Bancshares Inc.    22.92      22.92         0.00       17.43      23.91        32.67
FFFL    Fidelity Bankshares Inc. (MHC)    8.20       8.16         0.62        7.90       8.41        15.80
FFHH    FSF Financial Corp.              11.17      11.17         0.00       10.10      11.39        19.20
FFHS    First Franklin Corp.              9.02       8.97         0.56        6.56       9.44        14.12
FFIC    Flushing Financial Corp.         14.21      13.71         4.00       10.17      14.88        21.05
FFKY    First Federal Financial Corp.    13.70      13.03         5.65       12.51      14.16        20.21
FFLC    FFLC Bancorp Inc.                13.73      13.73         0.00       11.30      14.14        22.60
FFOH    Fidelity Financial of Ohio       13.03      11.72        11.32       10.07      13.34        18.74


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.     6.25       6.11         2.33        7.07       6.58        14.76
FFSL    First Independence Corp.         10.25      10.25         0.00        8.42      10.84        19.53
FFSX    First Fed SB of Siouxland(MHC)    8.73       8.67         0.80        8.62       9.13        17.10
FFWC    FFW Corp.                         9.70       8.89         9.23        6.81      10.10        12.72
FFWD    Wood Bancorp Inc.                12.44      12.44         0.00        9.01      12.79        15.28
FFYF    FFY Financial Corp.              13.69      13.69         0.00        9.67      14.17        17.27
FGHC    First Georgia Holding Inc.        8.22       7.59         8.23        8.21       8.85        10.29
FIBC    Financial Bancorp Inc.            9.04       9.00         0.47        7.22       9.52        18.75
FISB    First Indiana Corporation         9.64       9.54         1.19        8.63      11.08        12.46
FKFS    First Keystone Financial          6.63       6.63         0.00        8.12       7.06        19.91
FKKYD   Frankfort First Bancorp Inc.     16.83      16.83         0.00       18.38      16.90        35.95
FLAG    FLAG Financial Corp.              9.11       9.11         0.00        8.65      11.06        14.54
FLFC    First Liberty Financial Corp.     7.37       6.69         9.87        6.50       8.26        11.48
FLGS    Flagstar Bancorp Inc.             5.98       5.75         3.98        5.71       6.22        10.83
FLKY    First Lancaster Bancshares       29.47      29.47         0.00       26.90      29.79        43.10
FMBD    First Mutual Bancorp Inc.        13.40      10.55        23.78       18.97      13.76        19.64
FMCO    FMS Financial Corp.               6.49       6.40         1.46        7.51       6.99        16.23
FMSB    First Mutual Savings Bank         6.79       6.79         0.00        6.89       7.82        11.74
FNGB    First Northern Capital Corp.     11.09      11.09         0.00       10.24      11.56        16.77
FOBC    Fed One Bancorp                  11.18      10.73         4.43        9.94      11.59        24.28
FPRY    First Financial Bancorp           6.35       6.35         0.00        6.20       7.00        10.80
FSBI    Fidelity Bancorp Inc.             6.79       6.79         0.00        8.76       7.30        18.52
FSFC    First Southeast Financial Corp   10.28      10.28         0           9.80      10.68        20.31
FSFF    First SecurityFed Financial      11.76      11.66         0.97       11.60      12.43        24.60
FSLA    First Savings Bank (MHC)          9.50       8.71         9.09        8.68      10.07        22.38
FSNJ    Bayonne Bancshares Inc.          15.62      15.62         0.00       15.86      16.16        47.40
FSPG    First Home Bancorp Inc.           6.86       6.77         1.51        6.57       7.60        17.05
FSPT    FirstSpartan Financial Corp.     26.79      26.79         0.00       17.70      27.18        31.50
FSSB    First FS&LA of San Bernardino     4.33       4.18         3.63        4.29       5.38         8.52
FSTC    First Citizens Corp.             10.12       8.15        21.19        8.17      11.23        12.05
FTF     Texarkana First Financial Corp   15.32      15.32         0.00       15.29      15.95        25.82
FTFC    First Federal Capital Corp.       6.73       6.37         5.76        6.11       7.24        11.93
FTNB    Fulton Bancorp Inc.              24.67      24.67         0.00       16.40      25.59        29.10
FTSB    Fort Thomas Financial Corp.      16.13      16.13         0.00       15.08      16.62        24.30
FWWB    First SB of Washington Bancorp   13.68      12.77         7.62       12.61      14.33        23.31
GAF     GA Financial Inc.                14.63      14.51         0.97       12.07      14.78        33.50
GBCI    Glacier Bancorp Inc.              9.99       9.77         2.45        9.59      10.60        16.93
GDVS    Greater Delaware Valley (MHC)    11.64      11.64         0.00       11.73      12.25        27.04
GDW     Golden West Financial             6.56       6.56         0.00        6.34       7.13        13.83
GFCO    Glenway Financial Corp.           9.46       9.36         1.20        8.50       9.78        13.80
GFED    Guaranty Federal SB (MHC)        13.02      13.02         0.00       12.20      14.06        21.30
GFSB    GFS Bancorp Inc.                 11.51      11.51         0.00        9.92      12.18        18.51
GLMR    Gilmer Financial Svcs, Inc.       9.02       9.02         0.00        8.80       9.75        19.20
GOSB    GSB Financial Corp.               8.11       8.11         0.00          NA         NA           NA
GPT     GreenPoint Financial Corp.        9.69       5.44        46.40        6.95      10.51        15.76
GSB     Golden State Bancorp Inc.         6.35       5.79         9.34        5.71       7.32        11.41
GSBC    Great Southern Bancorp Inc.       8.65       8.65         0.00        7.65      10.85        11.41
GSFC    Green Street Financial Corp.     35.37      35.37         0.00       35.37      35.51        83.14
GSLA    GS Financial Corp.               43.13      43.13         0.00       32.84      43.42        95.29
GTFN    Great Financial Corp.            10.07       9.70         4.01        8.59      10.58        18.81
GTPS    Great American Bancorp           20.43      20.43         0.00       13.78      20.76        23.54
GUPB    GFSB Bancorp Inc.                12.82      12.82         0.00          NA      13.16           NA
GWBC    Gateway Bancorp Inc.             27.74      27.74         0.00       25.60      27.87        81.70
HALL    Hallmark Capital Corp.            7.30       7.30         0.00        6.59       7.75        12.64
HARB    Harbor Florida Bancorp (MHC)      8.56       8.31         3.15        7.29       9.59        15.15
HARL    Harleysville Savings Bank         6.62       6.62         0.00        6.64       7.18        14.01
HARS    Harris Financial Inc. (MHC)       8.20       7.32        11.56        6.95       8.61        14.34
HAVN    Haven Bancorp Inc.                6.00       5.98         0.32        6.67       6.65        14.46
HBBI    Home Building Bancorp            14.12      14.12         0.00       10.69      14.31        21.42
HBEI    Home Bancorp of Elgin Inc.       27.56      27.56         0.00       21.10      27.86        38.39
HBFW    Home Bancorp                     13.29      13.29         0.00       10.18      13.70        22.30
HBNK    Highland Federal Bank FSB         7.67       7.67         0.00        7.69       9.28        11.77
HBS     Haywood Bancshares Inc.          14.18      13.77         3.42       13.78      14.66        27.54
HCBB    HCB Bancshares Inc.              19.09      18.52         3.63          NA      19.84           NA


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
HCFC    Home City Financial Corp.        19.61      19.61         0.00       15.19      20.24        26.57
HEMT    HF Bancorp Inc.                   7.93       6.70        16.67        6.07       8.34        15.48
HFFB    Harrodsburg First Fin Bancorp    26.92      26.92         0.00       21.10      27.21        43.05
HFFC    HF Financial Corp.                9.43       9.42         0.01        7.47      10.26        12.62
HFGI    Harrington Financial Group        4.84       4.84         0.00        6.09       4.88        31.27
HFNC    HFNC Financial Corp.             18.81      18.81         0.00       16.70      19.66        31.41
HFSA    Hardin Bancorp Inc.              11.53      11.53         0.00       10.00      11.71        26.82
HHFC    Harvest Home Financial Corp.     11.81      11.81         0.00          NA      11.95           NA
HIFS    Hingham Instit. for Savings       9.71       9.71         0.00        9.77      10.41        15.97
HMCI    HomeCorp Inc.                     6.83       6.83         0.00        5.46       7.32         9.09
HMLK    Hemlock Federal Financial Corp   19.31      19.31         0.00       13.16      19.77        38.90
HMNF    HMN Financial Inc.               14.88      14.88         0.00       10.68      15.32        24.62
HOMF    Home Federal Bancorp              8.66       8.42         2.95        8.16       9.20        12.06
HPBC    Home Port Bancorp Inc.           10.67      10.67         0.00       10.66      11.97        18.55
HRBF    Harbor Federal Bancorp Inc.      13.06      13.06         0.00        9.92      13.25        21.76
HRZB    Horizon Financial Corp.          15.64      15.64         0.00       15.59      16.31        29.30
HTHR    Hawthorne Financial Corp.         6.16       6.16         0.00        7.41       7.64        11.99
HWEN    Home Financial Bancorp           17.55      17.55         0.00       14.95      18.18        25.47
HZFS    Horizon Financial Svcs Corp.      9.95       9.95         0.00        7.52      10.37        14.19
IBSF    IBS Financial Corp.              17.42      17.42         0.00       17.24      17.57        61.60
IFSB    Independence Federal Svgs Bank    7.25       6.50        10.99        6.43       7.46        16.01
INBI    Industrial Bancorp Inc.          17.18      17.18         0.00       15.72      17.66        30.02
INCB    Indiana Community Bank SB        11.88      11.88         0.00          NA      12.59           NA
IPSW    Ipswich Savings Bank              5.61       5.61         0.00        5.54       6.44        11.28
ISBF    ISB Financial Corp.              12.06      10.50        14.43       10.29      12.60        19.30
ITLA    ITLA Capital Corp.               10.72      10.68         0.37       10.39      11.94        13.02
IWBK    InterWest Bancorp Inc.            6.34       6.24         1.78        6.62       6.77           NA
JOAC    Joachim Bancorp Inc.             28.14      28.14         0.00       23.30      28.37        46.50
JSB     JSB Financial Inc.               23.21      23.21         0.00       15.07      23.59        20.78
JSBA    Jefferson Savings Bancorp         9.03       7.22        21.56        7.44       9.70        13.91
JXSB    Jacksonville Savings Bk (MHC)    10.55      10.55         0.00       10.30      11.00        15.10
JXVL    Jacksonville Bancorp Inc.        14.92      14.92         0.00       13.77      15.45        27.90
KFBI    Klamath First Bancorp            14.74      13.59         9.06       11.06      14.87        23.12
KNK     Kankakee Bancorp Inc.            11.43      10.85         5.71        9.02      12.06        16.32
KSAV    KS Bancorp Inc.                  13.24      13.23         0.03          NA      13.53        12.99
KSBK    KSB Bancorp Inc.                  7.36       7.02         4.93        6.79       8.19        11.02
KYF     Kentucky First Bancorp Inc.      16.70      16.70         0.00       15.14      17.13        28.44
LARK    Landmark Bancshares Inc.         14.08      14.08         0.00          NA         NA           NA
LARL    Laurel Capital Group Inc.        10.47      10.47         0.00       10.19      11.35        21.37
LFBI    Little Falls Bancorp Inc.        11.68      10.87         7.77        8.04      12.03        22.13
LFCO    Life Financial Corp.             16.82      16.82         0.00        6.06      17.46        13.31
LFED    Leeds Federal Savings Bk (MHC)   16.64      16.64         0.00       16.27      16.83        35.34
LIFB    Life Bancorp Inc.                10.72      10.45         2.76        8.98      11.30        22.46
LISB    Long Island Bancorp Inc.          9.21       9.13         0.93        7.75       9.78        16.22
LOGN    Logansport Financial Corp.       18.89      18.89         0.00       18.90      19.17        35.56
LONF    London Financial Corporation     19.90      19.90         0.00          NA      20.39           NA
LSBI    LSB Financial Corp.               8.63       8.63         0.00        8.07       9.37        11.48
LSBX    Lawrence Savings Bank             9.52       9.52         0.00        9.45      10.56        18.54
LVSB    Lakeview Financial               12.22      10.65        14.33        7.60      12.89        16.99
LXMO    Lexington B&L Financial Corp.    28.32      28.32         0.00       23.30      28.69        44.10
MAFB    MAF Bancorp Inc.                  7.79       6.91        12.15        7.04       8.34        14.81
MARN    Marion Capital Holdings          21.95      21.95         0.00       20.30      23.08        31.40
MASB    MASSBANK Corp.                   10.78      10.64         1.50        9.81      11.02        34.04
MBB     MSB Bancorp Inc.                  9.84       6.23        39.05        6.23         NA           NA
MBBC    Monterey Bay Bancorp Inc.        11.51      10.76         7.30        9.11      11.90        17.52
MBLF    MBLA Financial Corp.             12.65      12.65         0.00       12.01      12.94        32.63
MBSP    Mitchell Bancorp Inc.            41.35      41.35         0.00       33.60      41.88        57.00
MCBN    Mid-Coast Bancorp Inc.            8.58       8.58         0.00        8.33       9.11        14.96
MCBS    Mid Continent Bancshares Inc.     9.87       9.87         0.00        8.90       9.98        22.60
MDBK    Medford Bancorp Inc.              9.02       8.50         6.29        8.53       9.61        15.90
MECH    Mechanics Savings Bank           10.41      10.41         0.00        9.82      12.12        18.71
MERI    Meritrust Federal SB              8.26       8.26         0.00        8.10       8.53        18.06
METF    Metropolitan Financial Corp.      4.03       3.69         8.74        5.46       4.66         8.63
MFBC    MFB Corp.                        13.10      13.10         0.00       12.43      13.24        25.40


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
MFCX    Marshalltown Financial Corp.     16.16      16.16         0.00       12.47      16.26        32.99
MFFC    Milton Federal Financial Corp.   12.57      12.57         0.00       10.34      12.83        22.83
MFLR    Mayflower Co-operative Bank       9.64       9.50         1.60        9.64      10.52        17.10
MFSL    Maryland Federal Bancorp          8.48       8.40         1.14        7.90       8.89        15.61
MIFC    Mid-Iowa Financial Corp.          9.42       9.41         0.11          NA       9.66           NA
MIVI    Mississippi View Holding Co.     17.61      17.61         0.00       16.32         NA        33.17
MLBC    ML Bancorp Inc.                   6.92       6.49         6.70        5.45       7.69        12.44
MONT    Montgomery Financial Corp.       19.14      19.14         0.00       14.62      19.32        22.49
MRKF    Market Financial Corp.           35.45      35.45         0.00       23.40      35.54        68.20
MSBF    MSB Financial Inc.               16.54      16.54         0.00       12.89      16.95        21.63
MSBK    Mutual Savings Bank FSB           6.37       6.37         0.00        6.47       6.67        15.89
MWBI    Midwest Bancshares Inc.           6.92       6.92         0.00        6.09       7.40        14.23
MWBX    MetroWest Bank                    7.47       7.47         0.00        7.58       8.65        11.32
MWFD    Midwest Federal Financial         9.00       8.73         3.32        7.27       9.77        10.01
NASB    North American Savings Bank       7.68       7.44         3.36        7.70       8.52        13.00
NBN     Northeast Bancorp                 7.71       6.96        10.49        6.99       8.67        12.21
NBSI    North Bancshares Inc.            13.43      13.43         0.00       11.81      13.60        32.16
NEIB    Northeast Indiana Bancorp        14.37      14.37         0.00       12.09      14.97        20.03
NHTB    New Hampshire Thrift Bncshrs      7.82       6.79        14.10        6.43       8.74        11.92
NMSB    NewMil Bancorp Inc.              10.17      10.17         0          10.35      11.92        20.26
NSLB    NS&L Bancorp Inc.                19.56      19.56         0.00       15.00      19.63        35.10
NSSB    Norwich Financial Corp.          11.67      10.71         9.22       10.37      13.56        14.80
NSSY    NSS Bancorp Inc.                  8.14       7.92         2.94        7.80       9.10        15.87
NTMG    Nutmeg Federal S&LA               8.25       8.25         0.00        8.15       8.73        13.42
NWEQ    Northwest Equity Corp.           11.69      11.69         0.00        8.81      12.17        13.88
NWSB    Northwest Savings Bank (MHC)      9.64       9.15         5.59        8.97      10.29        18.32
NYB     New York Bancorp Inc.             5.21       5.21         0.00        5.11       5.79        11.83
OCFC    Ocean Financial Corp.            15.17      15.17         0.00       11.89      15.61        30.15
OCN     Ocwen Financial Corp.            14.14      13.82         2.60       10.48      14.92        13.99
OFCP    Ottawa Financial Corp.            8.74       7.18        19.21          NA       9.11           NA
OHSL    OHSL Financial Corp.             10.92      10.92         0.00        9.17      11.15        17.42
OSFS    Ohio State Financial Services    27.08      27.08         0.00       27.08      27.45        58.85
OTFC    Oregon Trail Financial Corp.     19.06      19.06         0.00       12.28      19.28        18.50
PALM    Palfed Inc.                       8.52       8.52         0.00        6.90       9.60        10.50
PBCI    Pamrapo Bancorp Inc.             12.91      12.83         0.70       12.82      13.59        27.59
PBCT    People's Bank (MHC)               9.02       9.01         0.11        8.40      10.13        13.90
PBHC    Oswego City Savings Bk (MHC)     11.94      10.23        15.99        9.84      12.34        16.90
PBKB    People's Bancshares Inc.          4.10       3.94         4.11        5.97       4.69        11.47
PCBC    Perry County Financial Corp.     19.20      19.20         0.00       16.2       19.23        72.6
PDB     Piedmont Bancorp Inc.            16.43      16.43         0.00       15.37      17.10        28.59
PEEK    Peekskill Financial Corp.        26.10      26.10         0.00       25.20      26.45        97.40
PERM    Permanent Bancorp Inc.            9.46       9.35         1.31        8.44       9.97        21.01
PERT    Perpetual Bank (MHC)             11.83      11.83         0.00       10.90      12.42        19.00
PFDC    Peoples Bancorp                  15.24      15.24         0.00       12.00      15.55        24.67
PFED    Park Bancorp Inc.                23.14      23.14         0.00       15.90      23.42        43.60
PFFB    PFF Bancorp Inc.                 10.06       9.96         1.05        8.51      11.10        16.47
PFFC    Peoples Financial Corp.          27.21      27.21         0.00       20.00      27.44        45.30
PFNC    Progress Financial Corp.          5.33       4.78        10.81        6.70       6.11        10.58
PFSB    PennFed Financial Services Inc    7.33       6.27        15.31        5.71       7.52        12.33
PFSL    Pocahontas FS&LA (MHC)            6.32       6.32         0.00        6.32       6.77        16.22
PHBK    Peoples Heritage Finl Group       7.45       6.43        14.64        8.62       8.49        14.26
PHFC    Pittsburgh Home Financial Corp   10.54      10.44         1.05       22.59      11.06        10.26
PHSB    Peoples Home Savings Bk (MHC)    13.67      13.67         0.00       13.20      14.34        28.00
PKPS    Poughkeepsie Financial Corp.      8.42       8.42         0.00        7.06       9.42        12.10
PLSK    Pulaski Savings Bank (MHC)       11.98      11.98         0.00       11.98      12.52        29.17
PMFI    Perpetual Midwest Financial       8.51       8.51         0.00        7.95       9.22        12.24
PRBC    Prestige Bancorp Inc.            11.21      11.21         0.00       11.24      11.48        23.95
PROV    Provident Financial Holdings     13.33      13.33         0.00        9.59      14.21        15.08
PSBK    Progressive Bank Inc.             8.73       7.93         9.93        7.75       9.82        15.34
PSFC    Peoples-Sidney Financial Corp.   25.30      25.30         0.00       16.90      25.70        27.70
PSFI    PS Financial Inc.                37.32      37.32         0.00       37.33      37.54       110.85
PTRS    Potters Financial Corp.           8.81       8.81         0.00        7.98      10.53        17.63
PULB    Pulaski Bank, Svgs Bank (MHC)    13.04      13.04         0.00       13.00      13.31        30.20
PULS    Pulse Bancorp                     8.21       8.21         0.00        7.63       8.66        27.74


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
PVFC    PVF Capital Corp.                 7.18       7.18         0.00        7.38       7.86        10.55
PVSA    Parkvale Financial Corporation    7.72       7.67         0.65        7.09       9.15        14.52
PWBC    PennFirst Bancorp Inc.            8.37       7.51        11.07        7.13       8.96        20.13
PWBK    Pennwood Bancorp Inc.            18.34      18.34         0.00       18.05      18.97        34.17
QCBC    Quaker City Bancorp Inc.          8.46       8.46         0.00        7.14       9.36        13.06
QCFB    QCF Bancorp Inc.                 16.45      16.45         0             NA      17.27           NA
QCSB    Queens County Bancorp Inc.       11.22      11.22         0.00       10.32      11.83        16.85
RARB    Raritan Bancorp Inc.              7.37       7.26         1.53        7.42       8.18        13.43
REDF    RedFed Bancorp Inc.               8.32       8.29         0.38        7.81       9.13        11.85
RELI    Reliance Bancshares Inc.         48.31      48.31         0.00       46.44      48.63        70.47
RELY    Reliance Bancorp Inc.             8.26       6.20        26.55        5.42       8.54        14.72
RIVR    River Valley Bancorp             12.72      12.56         1.43          NA      13.59           NA
ROSE    TR Financial Corp.                6.24       6.24         0.00        6.27       6.64        18.56
RSLN    Roslyn Bancorp Inc.              17.64      17.57         0.48       12.52      18.33        28.53
RVSB    Riverview Bancorp Inc.           20.75      20.13         3.70       12.90      21.07        26.30
SBFL    SB of the Finger Lakes (MHC)      9.34       9.34         0.00        9.22       9.85        23.73
SBOS    Boston Bancorp (The)             12.34      12.34         0.00       10.06      12.45        26.75
SCBS    Southern Community Bancshares    21.32      21.32         0.00          NA      22.47           NA
SCCB    S. Carolina Community Bancshrs   26.58      26.58         0.00       23.70      27.22        49.80
SFED    SFS Bancorp Inc.                 12.47      12.47         0.00       12.45      12.91        24.20
SFFC    StateFed Financial Corp.         17.53      17.53         0.00       10.42      17.79        18.56
SFIN    Statewide Financial Corp.         9.36       9.35         0.17        8.37       9.76        22.15
SFSB    SuburbFed Financial Corp.         6.63       6.61         0.33          NA       6.83           NA
SFSL    Security First Corp.              9.26       9.13         1.55        7.91      10.01        11.21
SGVB    SGV Bancorp Inc.                  7.44       7.33         1.53        6.45       7.74        14.23
SHEN    First Shenango Bancorp Inc.      11.62      11.62         0.00        9.43      12.39        19.10
SHSB    SHS Bancorp Inc.                 13.34      13.34         0          10.68      13.82        23.70
SISB    SIS Bancorp Inc.                  7.36       7.36         0.00        7.13       8.63        13.07
SKAN    Skaneateles Bancorp Inc.          7.00       6.81         2.88        6.79       7.84        11.29
SKBO    First Carnegie Deposit (MHC)     16.59      16.59         0.00          NA      16.94           NA
SMBC    Southern Missouri Bancorp Inc.   16.15      16.15         0.00       13.33      16.60        25.36
SMFC    Sho-Me Financial Corp.            9.03       9.03         0.00        7.95       9.58        14.77
SOBI    Sobieski Bancorp Inc.            14.78      14.78         0.00       11.20      15.01        26.80
SOPN    First Savings Bancorp Inc.       23.01      23.01         0.00       22.92      23.21        50.87
SOSA    Somerset Savings Bank             6.60       6.60         0.00        6.62       8.03        10.70
SPBC    St. Paul Bancorp Inc.             8.99       8.97         0.28        8.6        9.74        16.65
SRN     Southern Banc Co.                17.08      16.95         0.90          NA      17.15           NA
SSB     Scotland Bancorp Inc.            22.61      22.61         0.00          NA      23.00           NA
SSFC    South Street Financial Corp.     25.66      25.66         0.00       25.65      25.84        75.38
SSM     Stone Street Bancorp Inc.        29.57      29.57         0.00       25.00      30.10        45.54
STFR    St. Francis Capital Corp.         7.74       6.91        11.53        7.14       8.11        12.21
STSA    Sterling Financial Corp.          5.25       4.83         8.47        7.46       5.71        13.71
SVRN    Sovereign Bancorp Inc.            5.08       4.31        15.92        5.31       5.73        12.14
SWBI    Southwest Bancshares             11.34      11.34         0.00        7.77      11.55        13.81
SWCB    Sandwich Bancorp Inc.             7.93       7.65         3.89        7.74       8.70        14.57
SZB     SouthFirst Bancshares Inc.       14.00      14.00         0.00       14.00      14.29        23.27
THR     Three Rivers Financial Corp.     13.77      13.73         0.35       11.71      14.29        22.64
THRD    TF Financial Corp.               11.63      10.41        11.69        6.90      11.97        17.43
TPNZ    Tappan Zee Financial Inc.        17.15      17.15         0.00       13.60      17.70        38.80
TRIC    Tri-County Bancorp Inc.          15.31      15.31         0.00       13.24      15.78        35.78
TSBS    Trenton SB (MHC)                 16.94      15.51        10.01       15.48      17.44        26.48
TSH     Teche Holding Co.                13.45      13.45         0.00       11.95      14.28        22.46
TWIN    Twin City Bancorp                12.94      12.94         0.00       12.14      13.08        22.32
UBMT    United Financial Corp.           24.02      24.02         0.00       16.10      24.09        42.70
UFRM    United Federal Savings Bank       7.33       7.33         0.00        7.32       8.12        10.47
USAB    USABancshares, Inc.               8.43       8.32         1.51       11          8.83        11.2
VABF    Virginia Beach Fed. Financial     7.15       7.15         0.00        6.92       7.89        12.68
WAMU    Washington Mutual Inc.            5.58       5.21         6.98          NA       6.29        NA
WAYN    Wayne Savings Bancshares (MHC)    9.54       9.54         0.00        9.53       9.92        17.69
WBST    Webster Financial Corp.           5.34       4.63        13.90        5.74       6.14        13.69
WCBI    Westco Bancorp                   15.54      15.54         0.00       13.40      15.83        28.80
WCFB    Webster City Federal SB (MHC)    23.38      23.38         0.00       23.38      23.79        53.48
WEFC    Wells Financial Corp.            14.22      14.22         0.00       10.96      14.58        19.27
WEHO    Westwood Homestead Fin. Corp.    27.66      27.66         0.00       22.56      27.83        36.90


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
WES     Westcorp                          9.09       9.07         0.25        9.39      10.01        12.47
WFI     Winton Financial Corp.            7.17       7.04         1.99        6.88       7.43        10.75
WFSG    Wilshire Financial Services       7.28       7.28         0.00          NA      13.81           NA
WFSL    Washington Federal Inc.          12.55      11.64         8.19       10.74      12.98        19.67
WHGB    WHG Bancshares Corp.             20.66      20.66         0.00       15.11      20.89        32.25
WOFC    Western Ohio Financial Corp.     13.87      13.06         6.65       12.1       14.38        22.6
WRNB    Warren Bancorp Inc.              10.65      10.65         0.00        9.75      11.76        13.96
WSB     Washington Savings Bank, FSB      8.38       8.38         0.00        7.78       8.84        21.24
WSFS    WSFS Financial Corp.              5.54       5.51         0.72        6.76       7.26        10.73
WSTR    WesterFed Financial Corp.        10.62       8.75        19.33        8.41      11.10        14.19
WVFC    WVS Financial Corp.              12.00      12.00         0.00       11.70      12.70        26.10
WWFC    Westwood Financial Corp.          9.32       8.42        10.54        7.18       9.53        19.80
WYNE    Wayne Bancorp Inc.               12.43      12.43         0.00       10.18      13.22        23.21
YFCB    Yonkers Financial Corporation    14.02      14.02         0.00       12.05      14.37        32.08
YFED    York Financial Corp.              8.85       8.85         0.00        7.69       9.45        12.29
                                        -----------------------------------------------------------------------
        Average                          12.52      12.28         2.91       10.85      13.10        22.15


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.          7.40       6.54        12.52        6.42       8.26        11.76
FFES    First Federal of East Hartford    6.63       6.63         0.00        6.75       6.90        22.45
FFIC    Flushing Financial Corp.         14.21      13.71         4.00       10.17      14.88        21.05
GAF     GA Financial Inc.                14.63      14.51         0.97       12.07      14.78        33.50
JSB     JSB Financial Inc.               23.21      23.21         0.00       15.07      23.59        20.78
MASB    MASSBANK Corp.                   10.78      10.64         1.50        9.81      11.02        34.04
MDBK    Medford Bancorp Inc.              9.02       8.50         6.29        8.53       9.61        15.90
PWBC    PennFirst Bancorp Inc.            8.37       7.51        11.07        7.13       8.96        20.13
SFIN    Statewide Financial Corp.         9.36       9.35         0.17        8.37       9.76        22.15
SISB    SIS Bancorp Inc.                  7.36       7.36         0.00        7.13       8.63        13.07
STFR    St. Francis Capital Corp.         7.74       6.91        11.53        7.14       8.11        12.21
THRD    TF Financial Corp.               11.63      10.41        11.69        6.90      11.97        17.43
                                        -----------------------------------------------------------------------
        Average                          10.86      10.44         4.98        8.79      11.37        20.37
        Median                            9.19       8.93         2.75        7.76       9.69        20.46
        Maximum                          23.21      23.21        12.52       15.07      23.59        34.04
        Minimum                           6.63       6.54         0.00        6.42       6.90        11.76

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
%CAL    California Federal Bank, a FSB   1.24   160.38     1.11    14.92     1.99      119.83      1.14         15.22
%CCMD   Chevy Chase Bank, FSB            0.73   378.42     2.11    37.76     2.78       74.92      0.18          3.30
AABC    Access Anytime Bancorp Inc.      2.90    32.57     1.58    18.26     0.95       31.35      5.02         62.33
AADV    Advantage Bancorp Inc.           0.55   183.39     0.48     5.00     1.02      117.02      1.13         12.28
ABBK    Abington Bancorp Inc.            0.20   355.43     0.15     2.17     0.71      269.74      0.89         12.82
ABCL    Alliance Bancorp Inc.            0.23   240.81     0.21     2.28     0.54      184.61      0.95         10.57
ABCW    Anchor BanCorp Wisconsin         0.62   230.31     0.98    15.37     1.44      115.36      1.03         15.92
AFBC    Advance Financial Bancorp        0.36    90.58     0.31     2.02     0.33       38.01      0.78          5.06
AFCB    Affiliated Community Bancorp     0.54   218.71     0.34     3.48     1.18      218.65      1.07         10.92
AFED    AFSALA Bancorp Inc.              0.95   150.77     0.45     3.32     1.43      150.77      0.79          5.83
AFFFZ   America First Financial Fund     0.38   126.79     0.35     4.14     0.48       94.92      0.95         11.24
AHCI    Ambanc Holding Co.               1.09   135.52     0.62     5.46     1.48      107.99      0.58          4.79
AHM     H.F. Ahmanson & Co.              2.19    55.92     1.86    36.38     1.22       43.81      0.81         15.85
ALBC    Albion Banc Corp.                0.17   321.43     0.12     1.39     0.53      321.43      0.53          6.17
ALBK    ALBANK Financial Corp.           0.88   111.13     0.73     7.85     0.97       75.89      1.03         11.14
AMFC    AMB Financial Corp.              0.27   192.08     0.32     2.28     0.51      118.29      1.17          8.14
ANA     Acadiana Bancshares Inc.         0.59   223.09     0.50     2.94     1.32      201.03      1.03          5.96
ANDB    Andover Bancorp Inc.             1.13   118.00     0.91    11.24     1.33      107.23      1.06         13.31
ANE     Alliance Bncorp of New England   2.71    73.68     1.92    26.08     2.00       62.8       0.88         12.18
ASBI    Ameriana Bancorp                 0.56    65.63     0.49     4.40     0.37       53.03      1.01          9.07
ASBP    ASB Financial Corp.              1.31    81.19     0.90     5.77     1.07       75.72      0.87          5.59
ASFC    Astoria Financial Corp.          0.64    67.43     0.40     5.18     0.43       39.39      0.87         11.18
ATSB    AmTrust Capital Corp.            2.70    38.11     2.20    20.12     1.03       33.49      0.34          3.24
AVND    Avondale Financial Corp.         1.76    93.35     1.11    14.33     1.65       86.78     (6.08)       (65.30)
BANC    BankAtlantic Bancorp Inc.        0.82   173.48     0.90    16.39     1.42      108.06      0.93         16.78
BDJI    First Federal Bancorporation     0.00       NM     0.24     2.20     0.79      120.28      0.71          6.50
BFD     BostonFed Bancorp Inc.           0.38   200.74     0.34     3.98     0.76      184.11      0.71          7.91
BFFC    Big Foot Financial Corp.         0.00       NM     0.00     0.00     0.31      150.75      0.43          2.47
BFSB    Bedford Bancshares Inc.          0.00       NM     0.15     1.08     0.58       92.88      1.20          8.48
BKC     American Bank of Connecticut     2.73    54.15     1.77    20.09     1.48       48.58      1.34         15.88
BKCT    Bancorp Connecticut Inc.         1.25   160.30     0.95     8.82     2.00      118.74      1.42         13.67
BKUNA   BankUnited Financial Corp.       0.72    28.96     0.62    13.41     0.21       27.63      0.45          8.66
BNKU    Bank United Corp.                0.60    72.61     0.62    12.33     0.43       53.09      0.69         13.47
BPLS    Bank Plus Corp.                  2.36    85.58     2.21    48.94     2.02       67.35      0.36          7.69
BSBC    Branford Savings Bank            2.26   136.75     1.56    16.15     3.09      131.46      0.92          9.65
BTHL    Bethel Bancorp                     NA       NA       NA       NA     1.48          NA      0.56          6.48
BVCC    Bay View Capital Corp.           0.48   335.73     0.63    10.86     1.62      195.87      0.39          6.28
BWFC    Bank West Financial Corp.        0.28    74.16     0.21     1.5      0.21       69.91      1.46         10.30
BYFC    Broadway Financial Corp.         0.93   109.40     1.62    15.37     1.02       52.84      0.33          3.10
CAFI    Camco Financial Corp.            0.16   180.6      0.30     3.09     0.29       41.84      1.38         14.45
CAPS    Capital Savings Bancorp Inc.     0.20   197.92     0.17     1.87     0.39       84.67      0.99         11.00
CASB    Cascade Financial Corp.          0.19   597.76     0.28     4.25     1.12      332.14      0.65          9.35
CASH    First Midwest Financial Inc.     1.12    82.75     0.75     6.97     0.93       78.49      0.95          8.60
CATB    Catskill Financial Corp.         0.73   206.00     0.40     1.62     1.50      162.15      1.34          5.35
CBCI    Calumet Bancorp Inc.             0.92   168.50     1.27     7.81     1.55       96.64      1.36          8.66
CBES    CBES Bancorp Inc.                0.37   141.16     0.59     3.49     0.53       81.11      1.17          6.81
CBK     Citizens First Financial Corp.   0.29    97.19     0.46     3.36     0.28       38.86      0.52          3.76
CBSA    Coastal Bancorp Inc.             1.05    51.73     0.59    16.90     0.54       38.71      0.37         10.87
CBSB    Charter Financial Inc.           0.58   135.95     0.56     3.89     0.79      104.84      1.93         13.68
CCFH    CCF Holding Company              0.24   288.02     0.20     1.86     0.70      288.02     (0.02)        (0.23)
CEBK    Central Co-operative Bank        0.76   151.19     0.53     5.33     1.15      151.19      0.85          8.56
CENB    Century Bancorp Inc.             0.32   269.42     0.25     0.83     0.85      219.37      1.57          5.20
CENF    CENFED Financial Corp.           0.90   118.49     0.97    17.36     1.07       76.38      0.74         14.21
CFB     Commercial Federal Corp.         0.91    99.22     0.88    14.29     0.90       75.53      0.96         15.83
CFBC    Community First Banking Co.      0.74   101.37     2.19    12.28     0.75       25.76      0.92          5.32
CFCP    Coastal Financial Corp.          0.06       NM     0.10     1.57     1.18      966.86      1.30         20.45
CFFC    Community Financial Corp.        0.51   129.84     0.56     4.22     0.67      105.58      0.73          5.45
CFNC    Carolina Fincorp Inc.            0.22   226.67     0.16     0.70     0.50      226.67      1.26          5.55
CFSB    CFSB Bancorp Inc.                0.18   335.26     0.19     2.41     0.61      283.10      1.32         17.07
CFTP    Community Federal Bancorp        0.75    61.14     0.50     1.88     0.46       54.53      1.16          4.28
CFX     CFX Corp.                        0.61   179.69     0.55     6.32     1.10      137.87     (0.02)        (0.27)
CIBI    Community Investors Bancorp      0.57   103.28     0.53     4.48     0.59       94.97      1.01          8.53
CKFB    CKF Bancorp Inc.                 0.76    28.47     0.70     2.95     0.22       16.62      1.49          6.26
CLAS    Classic Bancshares Inc.          0.32   294.70     0.43     2.88     0.94       93.71      0.83          5.61

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
CMRN    Cameron Financial Corp           0.21   436.56     0.18     0.83     0.91      139.04      1.22          5.73
CMSB    Commonwealth Bancorp Inc.        0.77    92.49     0.47     5.06     0.71       85.46      0.70          7.35
CMSV    Community Savings Bnkshrs(MHC)   0.55   113.79     0.41     3.61     0.62       90.57      0.88          7.78
CNIT    CENIT Bancorp Inc.               0.28   273.59     0.45     6.49     0.77      103.38      0.98         13.65
CNSB    CNS Bancorp Inc.                 0.72    80.20     0.50     2.07     0.58       80.20      0.78          3.19
CNY     Carver Bancorp Inc.              1.68    63.83     0.99    11.83     1.07       47.60      0.32          3.79
COFI    Charter One Financial            0.25   275.27     0.20     2.83     0.68      159.82      1.30         18.97
CONE    Conestoga Bancorp, Inc.          0.23    80.00     0.16     0.99     0.18       26.87      0.60          3.72
COOP    Cooperative Bankshares Inc.      0.00       NM     0.10     1.24     0.29      109.36      0.59          7.70
CRZY    Crazy Woman Creek Bancorp        0.78   134.22     0.38     1.58     1.04      134.22      1.29          5.33
CSA     Coast Savings Financial          1.05   129.78     1.23    23.75     1.37       75.26      0.89         17.69
CSBF    CSB Financial Group Inc.         1.00    57.14     0.56     2.23     0.57       57.14      0.43          1.71
CTZN    CitFed Bancorp Inc.              0.41   210.75     0.40     6.43     0.86      136.26      0.88         13.85
CVAL    Chester Valley Bancorp Inc.      0.65   173.12     0.53     6.16     1.12      173.12      1.06         12.41
DCBI    Delphos Citizens Bancorp Inc.    0.58    21.81     0.45     1.69     0.13       21.81      1.74          6.32
DIBK    Dime Financial Corp.             0.75   429.54     0.36     4.46     3.21      353.73      1.97         24.63
DIME    Dime Community Bancorp Inc.      0.9    155.47     0.6      4.42     1.39      135.05      0.84          6.07
DME     Dime Bancorp Inc.                1.43    56.53     1.02    18.78     0.81       51.61      0.78         15.14
DNFC    D & N Financial Corp.            0.33   247.89     0.35     6.61     0.83      178.16      0.90         16.49
DSL     Downey Financial Corp.           0.79    73.34     0.95    13.34     0.58       55.50      0.71         10.28
EBSI    Eagle Bancshares                 1.32    70.86     1.26    15.37     0.94       54.76      0.81          9.68
EFBC    Empire Federal Bancorp Inc.      0.00       NM     0.00     0.00     0.45      357.14      1.49          4.04
EFBI    Enterprise Federal Bancorp       0.10   297.93     0.07     0.61     0.30      297.93      0.79          6.74
EGFC    Eagle Financial Corp.            0.65   132.05     0.53     7.70     0.86       87.59      0.84         12.19
EGLB    Eagle BancGroup Inc.             1.52    47.89     1.48    12.51     0.73       35.66      0.24          2.04
EIRE    Emerald Isle Bancorp Inc.        0.23   416.26     0.17     2.36     0.97      416.26      0.85         12.09
EMLD    Emerald Financial Corp.          0.22   164.42     0.17     2.18     0.36      115.15      1.04         13.69
EQSB    Equitable Federal Savings Bank   0.01       NM     0.15     2.99     0.26       36.72      0.70         13.94
ESBK    Elmira Savings Bank (The)        0.64   133.3      0.63     9.89     0.86      103.23      0.58          9.14
ESX     Essex Bancorp Inc.               1.06   119.50     1.92    24.53     1.27       51.58     (1.03)       (12.86)
ETFS    East Texas Financial Services    0.54    88.06     0.27     1.48     0.48       88.06      0.72          4.00
FAB     FirstFed America Bancorp Inc.    0.37   312.47     0.39     3.18     1.16      259.57      0.69          5.69
FBBC    First Bell Bancorp Inc.          0.10   132.41     0.09     0.86     0.13      116.26      1.04         10.35
FBCI    Fidelity Bancorp Inc.            0.47    25.44     0.41     3.88     0.12       22.74      0.88          8.40
FBCV    1ST Bancorp                      1.40    46.55     1.12    12.98     0.65       34.59      0.68          8.11
FBER    1st Bergen Bancorp               1.77   139.83     0.84     6.18     2.47      127.66      0.69          4.94
FBHC    Fort Bend Holding Corp.          1.18    91.73     0.56     9.15     1.08       89.94      0.64         10.31
FBNW    FirstBank Corp.                  2.02    37.79     1.67    10.18     0.76       33.83      1.21          9.91
FBSI    First Bancshares Inc.            0.04   875.44     0.13     0.94     0.36       45.57      1.27          9.48
FCB     Falmouth Bancorp Inc.              NA       NA       NA       NA       NA          NA      0.89          3.75
FCBF    FCB Financial Corp.              0.27   319.33     0.24     1.71     0.85      277.72      1.29          9.06
FCME    First Coastal Corp.              2.06   121.23     1.59    16.33     2.49      108.25      0.89          9.35
FDEF    First Defiance Financial         0.51   115.07     0.45     2.29     0.59       99.07      0.97          4.80
FED     FirstFed Financial Corp.         1.22   211.08     1.20    23.17     2.57      168.73      0.58         11.53
FESX    First Essex Bancorp Inc.         0.81   175.40     0.58     7.78     1.43      149.29      0.86         12.02
FFBA    First Colorado Bancorp Inc.      0.16   237.9      0.20     1.56     0.39      141.52      1.37         10.55
FFBH    First Federal Bancshares of AR   1.18    24.28     0.96     6.42     0.29       23.38      0.97          6.49
FFBI    First Financial Bancorp Inc.     0.48   180.81     0.32     3.61     0.87      178.83      0.56          6.40
FFBS    FFBS BanCorp Inc.                0.04       NM     0.03     0.17     0.59       72.88      1.36          7.57
FFBZ    First Federal Bancorp Inc.       0.54   192.58     0.46     6.03     1.03      172.30      1.01         13.11
FFCH    First Financial Holdings Inc.    0.94    86.85     1.46    23.90     0.82       45.68      0.85         13.96
FFDB    FirstFed Bancorp Inc.            0.64    98.49     0.98    10.16     0.63       33.87      0.95          9.99
FFDF    FFD Financial Corp.                NA       NA       NA       NA     0.46          NA      1.02          4.17
FFED    Fidelity Federal Bancorp         0.07       NM     0.09     1.53     0.96      626.40      0.85         14.75
FFES    First Federal of East Hartford   1.31   109.43     0.25     3.78     1.44       87.85      0.54          8.22
FFFC    FFVA Financial Corp.             0.26   373.99     0.16     1.19     0.99      361.92      1.48         11.20
FFFD    North Central Bancshares Inc.    0.13   870.90     0.22     0.97     1.16      446.43      1.82          7.96
FFFL    Fidelity Bankshares Inc. (MHC)   0.47    58.82     0.40     4.82     0.28       51.95      0.79          9.48
FFHH    FSF Financial Corp.              0.19   170.40     0.15     1.32     0.33      148.95      0.89          7.92
FFHS    First Franklin Corp.             0.5    127.79     0.33     3.69     0.64       90.77      0.71          7.91
FFIC    Flushing Financial Corp.         0.59   189.84     0.39     2.74     1.12      172.94      0.97          6.53
FFKY    First Federal Financial Corp.    0.00       NM     0.08     0.57     0.53       94.29      1.69         12.33
FFLC    FFLC Bancorp Inc.                0.15   352.85     0.18     1.30     0.52      226.46      0.96          7.06
FFOH    Fidelity Financial of Ohio       0.35   106.32     0.29     2.23     0.37      106.32      0.92          7.10

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
FFPB    First Palm Beach Bancorp Inc.    0.68    76.91     0.56     8.96     0.53       58.39      0.56          8.76
FFSL    First Independence Corp.         1.46    60.78     0.99     9.64     0.89       47.61      0.72          7.02
FFSX    First Fed SB of Siouxland(MHC)   0.20   260.79     0.16     1.85     0.53      185.09      0.73          8.51
FFWC    FFW Corp.                        0.24   250.34     0.18     1.90     0.60      217.37      1.04         10.77
FFWD    Wood Bancorp Inc.                0.02       NM     0.03     0.26     0.44      101.19      1.48         11.98
FFYF    FFY Financial Corp.              0.87    72.24     0.66     4.84     0.63       72.24      1.25          9.24
FGHC    First Georgia Holding Inc.       1.48    50.53     1.41    17.21     0.75       20.52      1.00         11.97
FIBC    Financial Bancorp Inc.           1.40    64.93     1.59    17.62     0.91       27.02      0.94         10.07
FISB    First Indiana Corporation        1.34   127.05     1.39    14.43     1.70      103.20      1.25         12.75
FKFS    First Keystone Financial         1.27    66.15     1.11    16.70     0.84       39.39      0.83         11.60
FKKYD   Frankfort First Bancorp Inc.     0.00       NM     0.00     0.00     0.08       80.00      1.13          6.72
FLAG    FLAG Financial Corp.             5.47    51.58     3.92    43.07     2.82       49.66      0.86          9.60
FLFC    First Liberty Financial Corp.    0.75   172.78     0.81    10.97     1.29      110.00      1.11         14.89
FLGS    Flagstar Bancorp Inc.            2.44    11.23     3.04    50.79     0.27        8.02      1.41         21.01
FLKY    First Lancaster Bancshares       2.52    13.93     2.28     7.74     0.35       13.93      0.99          3.17
FMBD    First Mutual Bancorp Inc.        0.07   715.69     0.06     0.44     0.47      138.78      0.27          2.01
FMCO    FMS Financial Corp.              1.63    57.50     1.15    17.73     0.94       43.53      1.00         15.05
FMSB    First Mutual Savings Bank        0.00       NM     0.00     0.00     1.31          NM      1.06         15.53
FNGB    First Northern Capital Corp.     0.09   600.39     0.08     0.74     0.53      574.86      0.98          8.77
FOBC    Fed One Bancorp                  0.37   236.45     0.19     1.70     0.88       91.97      0.90          8.14
FPRY    First Financial Bancorp            NA       NA       NA       NA     0.84          NA      0.43          6.80
FSBI    Fidelity Bancorp Inc.            0.60   173.03     0.29     4.31     1.04      171.64      0.86         12.73
FSFC    First Southeast Financial Corp   0.3    165.95     0.24     2.34     0.50      164.77      1.06         10.50
FSFF    First SecurityFed Financial      0.00       NM       NA       NA     0.98          NA      1.29         10.95
FSLA    First Savings Bank (MHC)         0.67   154.73     0.50     5.31     1.04      105.63      0.69          7.31
FSNJ    Bayonne Bancshares Inc.          1.93    71.59     0.81     5.18     1.38       47.67      0.64          5.32
FSPG    First Home Bancorp Inc.          1.11   122.39     0.77    11.17     1.36       95.63      0.89         13.20
FSPT    FirstSpartan Financial Corp.     0.39   123.16     0.32     1.20     0.49       56.19      1.64          6.87
FSSB    First FS&LA of San Bernardino    1.43   102.26     2.31    53.29     1.47       45.41     (0.12)        (2.83)
FSTC    First Citizens Corp.             1.4    102.39       NA       NA     1.43          NA      1.55         15.61
FTF     Texarkana First Financial Corp   0.00       NM     0.07     0.46     0.76      276.17      1.72         11.10
FTFC    First Federal Capital Corp.      0.12   538.65     0.13     1.90     0.64      395.30      1.20         18.27
FTNB    Fulton Bancorp Inc.              0.79   133.75     0.86     3.50     1.06       57.19      1.33          5.33
FTSB    Fort Thomas Financial Corp.      2.09    25.43     1.91    11.86     0.53       24.60      1.33          8.25
FWWB    First SB of Washington Bancorp   0.16   613.23     0.25     1.85     0.97      241.66      1.21          8.67
GAF     GA Financial Inc.                0.64    63.36     0.24     1.66     0.41       63.36      1.16          7.59
GBCI    Glacier Bancorp Inc.             0.14   584.06     0.12     1.25     0.84      243.94      1.62         16.97
GDVS    Greater Delaware Valley (MHC)    0.29   351.50     1.55    13.29     1.00       33.64      0.89          7.68
GDW     Golden West Financial            1.20    56.00     1.18    17.98     0.67       47.94      0.92         14.23
GFCO    Glenway Financial Corp.          0.28   131.05     0.25     2.69     0.37      123.32      0.85          8.92
GFED    Guaranty Federal SB (MHC)        0.67   192.44     0.64     4.93     1.29      162.46      1.03          6.88
GFSB    GFS Bancorp Inc.                 0.89    87.87     0.98     8.54     0.78       67.81      1.28         11.13
GLMR    Gilmer Financial Svcs, Inc.      2.51    51.93     1.65    18.25     1.30       44.52     (0.52)        (5.64)
GOSB    GSB Financial Corp.                NA       NA       NA       NA       NA          NA      0.40          4.05
GPT     GreenPoint Financial Corp.       4.08    30.73     2.88    29.68     1.26       28.68      1.08         11.39
GSB     Golden State Bancorp Inc.        1.33    97.20     1.36    21.42     1.30       70.96      0.70         11.06
GSBC    Great Southern Bancorp Inc.      1.64   157.04     1.91    22.05     2.58      115.21      2.18         25.30
GSFC    Green Street Financial Corp.     0.13   147.40     0.10     0.27     0.20      147.40      1.64          4.58
GSLA    GS Financial Corp.               0.00       NM     0.01     0.02     0.81      211.96      1.67          3.81
GTFN    Great Financial Corp.            0.47   157.96     0.38     3.76     0.74       16.32      1.12         11.41
GTPS    Great American Bancorp           0.02       NM     0.01     0.07     0.42      126.83      0.66          3.15
GUPB    GFSB Bancorp Inc.                0.55   115.79     0.29     2.29     0.63      115.79      0.70          5.11
GWBC    Gateway Bancorp Inc.             2.01    18.71     0.76     2.75     0.38       14.39      0.53          1.94
HALL    Hallmark Capital Corp.           0.09   741.02     0.12     1.65     0.67      355.91      0.62          8.57
HARB    Harbor Florida Bancorp (MHC)     0.30   453.14     0.43     5.06     1.38      238.88      1.24         14.77
HARL    Harleysville Savings Bank        0.00       NM     0.00     0.00     0.78          NM      1.02         15.38
HARS    Harris Financial Inc. (MHC)      0.66   145.38     0.64     7.82     0.96       60.65      1.01         12.65
HAVN    Haven Bancorp Inc.               1.18    95.03     0.76    12.67     1.12       85.85      0.54          9.01
HBBI    Home Building Bancorp            0.64    44.51     0.44     3.09     0.28       44.51      0.73          5.35
HBEI    Home Bancorp of Elgin Inc.       0.32   110.11     0.35     1.28     0.35       85.96      0.70          2.65
HBFW    Home Bancorp                     0.00       NM     0.00     0.00     0.51      835.54      0.89          6.61
HBNK    Highland Federal Bank FSB        2.54    78.84     2.52    32.89     2.00       63.92      1.34         18.04
HBS     Haywood Bancshares Inc.          0.71    90.28     0.67     4.76     0.64       71.19      2.18         15.52
HCBB    HCB Bancshares Inc.                NA       NA       NA       NA     1.44          NA      0.58          3.08

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
HCFC    Home City Financial Corp.        0.95    77.27     0.82     4.16     0.73       77.27      1.39          6.94
HEMT    HF Bancorp Inc.                  1.94    41.66     1.65    20.74     0.81       24.89      0.20          2.44
HFFB    Harrodsburg First Fin Bancorp    0.00       NM     0.00     0.00     0.38       59.81      1.39          5.23
HFFC    HF Financial Corp.               0.55   196.34     0.48     5.12     1.08      173.70      1.15         12.55
HFGI    Harrington Financial Group       0.35    60.57     0.20     4.17     0.21       20.13      0.26          5.07
HFNC    HFNC Financial Corp.             0.99   107.36     0.92     4.90     1.06       92.55      1.85         10.06
HFSA    Hardin Bancorp Inc.              0.17   211.11     0.09     0.79     0.36      195.33      0.65          5.31
HHFC    Harvest Home Financial Corp.     0.22   117.00     0.11     0.97     0.26      117.00      0.80          6.60
HIFS    Hingham Instit. for Savings      1.16    78.90     0.89     9.19     0.91       78.90      1.26         13.12
HMCI    HomeCorp Inc.                    0.66    91.94     2.16    31.58     0.61       22.97      0.58          8.75
HMLK    Hemlock Federal Financial Corp   0.00       NM     0.00     0.00     1.22          NM      1.03          5.41
HMNF    HMN Financial Inc.               0.08   922.02     0.07     0.44     0.71      465.21      1.07          7.35
HOMF    Home Federal Bancorp             0.49   129.66     0.48     5.56     0.63      112.57      1.42         16.70
HPBC    Home Port Bancorp Inc.           0.00       NM     0.00     0.00     1.54          NM      1.65         15.56
HRBF    Harbor Federal Bancorp Inc.      0.15   189.19     0.10     0.78     0.28      189.19      0.77          5.88
HRZB    Horizon Financial Corp.          0.00       NM     0.00     0.00     0.85          NM      1.56         10.00
HTHR    Hawthorne Financial Corp.        7.35    23.12     8.07   131.10     1.70       18.43      1.46         24.27
HWEN    Home Financial Bancorp           1.90    38.19     1.70     9.71     0.73       36.51      0.76          4.43
HZFS    Horizon Financial Svcs Corp.     0.90    74.24     0.71     7.10     0.67       44.31      1.14         11.52
IBSF    IBS Financial Corp.              0.39   130.07     0.13     0.75     0.50      110.72      0.70          3.99
IFSB    Independence Federal Svgs Bank     NA       NA       NA       NA     0.36          NA      0.33          4.69
INBI    Industrial Bancorp Inc.          0.15   363.60     0.14     0.79     0.54      193.84      1.40          8.06
INCB    Indiana Community Bank SB          NA       NA       NA       NA     0.93          NA      0.59          4.91
IPSW    Ipswich Savings Bank             0.42   257.34     0.84    15.05     1.09       97.31      1.17         20.59
ISBF    ISB Financial Corp.              0.31   256.07     0.27     2.28     0.80      196.73      0.55          4.53
ITLA    ITLA Capital Corp.               1.14   127.34     1.54    14.34     1.45       79.64      1.44         13.42
IWBK    InterWest Bancorp Inc.           0.43   178.44     0.58     9.09     0.77       73.44      1.08         16.65
JOAC    Joachim Bancorp Inc.             0.28   115.94     0.20     0.70     0.32       95.24      0.75          2.68
JSB     JSB Financial Inc.               1.56    39.27     1.02     4.39     0.61       35.16      2.23          9.73
JSBA    Jefferson Savings Bancorp        0.49   183.25     0.67     7.38     0.89      101.16      0.74          8.43
JXSB    Jacksonville Savings Bk (MHC)    0.91    61.70     0.79     7.51     0.56       56.34      0.74          7.16
JXVL    Jacksonville Bancorp Inc.        0.76    91.63     0.78     5.23     0.70       67.63      1.75         11.48
KFBI    Klamath First Bancorp            0.05   510.24     0.03     0.18     0.23      510.24      0.99          5.90
KNK     Kankakee Bancorp Inc.            0.55   162.42     0.80     6.97     0.90       60.22      0.86          7.66
KSAV    KS Bancorp Inc.                  0.56    62.21     0.53     3.98     0.35       55.44      1.10          8.19
KSBK    KSB Bancorp Inc.                 1.73    61.53     1.39    18.89     1.07       52.04      1.21         16.68
KYF     Kentucky First Bancorp Inc.      0.07       NM     0.04     0.23     0.76      457.83      1.21          7.26
LARK    Landmark Bancshares Inc.           NA       NA       NA       NA       NA          NA      1.04          7.46
LARL    Laurel Capital Group Inc.        0.55   225.74     0.43     4.15     1.25      201.97      1.48         14.41
LFBI    Little Falls Bancorp Inc.        1.68    45.47     0.90     7.67     0.77       38.49      0.57          4.75
LFCO    Life Financial Corp.             1.42    58.16     1.42     8.44     0.83       44.57      6.43         34.47
LFED    Leeds Federal Savings Bk (MHC)   0.09   315.29     0.06     0.36     0.30      315.29      1.21          7.36
LIFB    Life Bancorp Inc.                0.75   176.99     0.41     3.83     1.32      141.46      0.93          8.71
LISB    Long Island Bancorp Inc.         1.28    71.97     0.91     9.83     0.92       63.07      0.88          9.58
LOGN    Logansport Financial Corp.       0.52    74.21     0.49     2.62     0.39       55.66      1.41          7.39
LONF    London Financial Corporation       NA       NA       NA       NA     0.63          NA      1.34          6.77
LSBI    LSB Financial Corp.              1.18    69.89     1.05    12.14     0.83       69.89      0.83          9.62
LSBX    Lawrence Savings Bank            1.06   221.30     0.66     6.98     2.35      156.71      1.76         19.33
LVSB    Lakeview Financial               1.67    89.5      1.13     9.29     1.50       59.43      1.54         14.17
LXMO    Lexington B&L Financial Corp.    0.62    78.37     0.48     1.68     0.49       78.37      1.52          5.43
MAFB    MAF Bancorp Inc.                 0.41   168.83     0.38     4.82     0.69      128.75      1.10         14.00
MARN    Marion Capital Holdings          1.23   108.01     1.08     4.94     1.32      104.36      1.50          6.72
MASB    MASSBANK Corp.                   0.43   193.81     0.16     1.44     0.84      113.84      1.12         10.53
MBB     MSB Bancorp Inc.                   NA       NA       NA       NA       NA          NA      0.62          6.62
MBBC    Monterey Bay Bancorp Inc.        1.05    57.32     0.76     6.58     0.60       51.39      0.50          4.44
MBLF    MBLA Financial Corp.             0.99    50.27     0.57     4.53     0.50       50.27      0.89          7.13
MBSP    Mitchell Bancorp Inc.            2.37    26.45     2.25     5.45     0.63       23.36      1.44          3.50
MCBN    Mid-Coast Bancorp Inc.           0.67    95.27     0.55     6.41     0.64       82.14      0.82          9.90
MCBS    Mid Continent Bancshares Inc.    0.38    49.89     0.24     2.43     0.19       47.79      0.97          9.93
MDBK    Medford Bancorp Inc.             0.48   235.75     0.27     3.02     1.12      219.01      0.99         11.07
MECH    Mechanics Savings Bank           1.06   237.55     0.91     8.72     2.53      188.34      0.93          8.95
MERI    Meritrust Federal SB             0.42   125.29     0.25     3.00     0.52       70.30      1.14         13.75
METF    Metropolitan Financial Corp.     0.41   203.68     0.54    13.35     0.84      107.95      0.71         17.67
MFBC    MFB Corp.                        0.00       NM     0.00     0.00     0.18      141.76      0.79          6.00

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
MFCX    Marshalltown Financial Corp.     0.00       NM     0.00     0.00     0.19          NM      0.57          3.58
MFFC    Milton Federal Financial Corp.   0.25   176.18     0.15     1.21     0.44       91.98      0.68          5.29
MFLR    Mayflower Co-operative Bank      1.01   155.53     0.57     5.89     1.56      154.47      1.04         10.73
MFSL    Maryland Federal Bancorp         0.40   115.79     0.45     5.31     0.46       85.54      0.83          9.80
MIFC    Mid-Iowa Financial Corp.           NA       NA       NA       NA     0.45          NA      1.09         11.66
MIVI    Mississippi View Holding Co.       NA       NA       NA       NA       NA          NA      1.07          5.86
MLBC    ML Bancorp Inc.                  0.80   213.57     0.43     6.19     1.71      178.98      0.74         10.77
MONT    Montgomery Financial Corp.       0.71    28.59     0.73     3.84     0.20       24.43      0.89          4.65
MRKF    Market Financial Corp.           0.00       NM     0.00     0.00     0.20       27.23      1.27          3.61
MSBF    MSB Financial Inc.               0.02       NM     0.02     0.13     0.45       40.20      1.54          9.16
MSBK    Mutual Savings Bank FSB          0.05       NM     0.05     0.73     0.64      650.66      0.12          1.86
MWBI    Midwest Bancshares Inc.          0.81    96.78     0.81    11.76     0.79       59.23      1.13         16.37
MWBX    MetroWest Bank                   0.71   218.22     0.69     9.20     1.55      131.24      1.36         18.19
MWFD    Midwest Federal Financial          NA       NA       NA       NA     1.02          NA      1.48         16.67
NASB    North American Savings Bank      2.97    32.94     3.11    40.56     0.98       27.16      1.57         20.06
NBN     Northeast Bancorp                1.09   112.63     1.03    13.34     1.22       93.77      0.84         10.96
NBSI    North Bancshares Inc.            0.00       NM     0.00     0.00     0.27          NM      0.37          2.69
NEIB    Northeast Indiana Bancorp        0.19   353.23     0.17     1.20     0.67      350.00      1.28          8.66
NHTB    New Hampshire Thrift Bncshrs     0.52   219.29     0.61     7.80     1.14      151.10      0.95         12.64
NMSB    NewMil Bancorp Inc.              1.75   186.1      1.05    10.34     3.26      128.18      0.88          8.67
NSLB    NS&L Bancorp Inc.                0.03   466.67     0.02     0.08     0.13      210         0.94          4.78
NSSB    Norwich Financial Corp.          1.33   203.29     1.20    10.27     2.71      158.13      1.19         10.36
NSSY    NSS Bancorp Inc.                 1.69    86.23     1.14    14.03     1.46       73.30      1.01         12.61
NTMG    Nutmeg Federal S&LA                NA       NA       NA       NA     0.55          NA      0.81          9.74
NWEQ    Northwest Equity Corp.           1.67    35.23     1.42    12.14     0.59       33.84      1.06          9.23
NWSB    Northwest Savings Bank (MHC)     0.72   120.38     0.77     7.95     0.87       85.90      0.92          9.68
NYB     New York Bancorp Inc.            1.11    82.89     0.74    14.15     0.92       65.33      1.70         32.90
OCFC    Ocean Financial Corp.            0.89    96.09     0.52     3.44     0.86       83.85      0.98          6.37
OCN     Ocwen Financial Corp.            1.05   105.69     5.79    40.95     1.11       13.48      2.78         26.47
OFCP    Ottawa Financial Corp.           0.28   154.47     0.27     3.11     0.43      106.15      0.80          9.22
OHSL    OHSL Financial Corp.             0.04   777.94     0.03     0.27     0.31      121.89      0.86          7.84
OSFS    Ohio State Financial Services    0.68    83.93     0.44     1.61     0.57       83.93      0.88          4.16
OTFC    Oregon Trail Financial Corp.     0.17   312.00     0.07     0.39     0.54      307.09      0.84          4.43
PALM    Palfed Inc.                      1.38    94.27     2.04    23.92     1.30       53.36      0.56          6.75
PBCI    Pamrapo Bancorp Inc.             2.71    44.5      1.92    14.87     1.21       28.48      1.36         10.63
PBCT    People's Bank (MHC)              1.07   154.97     0.76     8.40     1.66      146.25      1.16         13.67
PBHC    Oswego City Savings Bk (MHC)     1.03    64.65     0.91     7.58     0.67       43.96      1.01          8.49
PBKB    People's Bancshares Inc.         0.95   114.27     0.53    13.02     1.08      110.55      0.78         16.53
PCBC    Perry County Financial Corp.     0.18   104.17     0.03     0.15     0.19      104.17      1.14          6.10
PDB     Piedmont Bancorp Inc.            0.76   106.35     0.63     3.86     0.81       75.98      1.34          7.97
PEEK    Peekskill Financial Corp.        2.09    64.74     0.66     2.55     1.35       28.37      1.09          4.20
PERM    Permanent Bancorp Inc.           2.08    48.17     1.07    11.32     1.00       47.01      0.60          6.39
PERT    Perpetual Bank (MHC)             0.15   570.30     0.12     1.00     0.87      502.32      1.06          8.77
PFDC    Peoples Bancorp                  0.32   115.65     0.26     1.73     0.38      106.74      1.56         10.25
PFED    Park Bancorp Inc.                0.52   138.5      0.24     1.04     0.72      118.76      1.03          4.49
PFFB    PFF Bancorp Inc.                 1.78    80.73     1.61    15.96     1.44       64.39      0.50          4.97
PFFC    Peoples Financial Corp.          0.00       NM     0.00     0.00     0.39          NM      0.92          3.39
PFNC    Progress Financial Corp.         0.69   160.46     1.37    25.69     1.11       37.27      0.84         15.98
PFSB    PennFed Financial Services Inc   0.71    39.41     0.61     8.39     0.28       32.20      0.80         10.98
PFSL    Pocahontas FS&LA (MHC)           0.28   380.57     0.12     1.94     1.07      274.52      0.55          8.74
PHBK    Peoples Heritage Finl Group      0.95   162.28     0.75    10.13     1.55      121.04      1.31         16.91
PHFC    Pittsburgh Home Financial Corp   2.03    38.30     1.69    16.01     0.78       30.77      0.86          8.03
PHSB    Peoples Home Savings Bk (MHC)    0.80   172.12     0.40     2.91     1.37      148.08      0.91          6.80
PKPS    Poughkeepsie Financial Corp.     3.96    33.92     3.58    42.47     1.34       23.86      0.48          5.71
PLSK    Pulaski Savings Bank (MHC)       1.14    83.38     0.65     5.39     0.95       83.38      0.73          6.12
PMFI    Perpetual Midwest Financial      0.33   259.53     0.29     3.42     0.86      240.42      0.55          6.51
PRBC    Prestige Bancorp Inc.            0.47    84.2      0.33     2.93     0.40       82.34      0.59          5.27
PROV    Provident Financial Holdings     1.28    76.52     1.56    11.70     0.98       55.80      0.93          6.90
PSBK    Progressive Bank Inc.            1.31   125.50     0.92    10.56     1.65      115.80      0.99         11.52
PSFC    Peoples-Sidney Financial Corp.   0.87    51.50     0.78     3.08     0.45       40.10      1.31          5.18
PSFI    PS Financial Inc.                1.64    31.79     0.68     1.83     0.52       31.79      1.98          5.25
PTRS    Potters Financial Corp.          0.68   389.09     0.44     5.00     2.65      389.09      0.91         10.07
PULB    Pulaski Bank, Svgs Bank (MHC)    0.22   150.32     0.20     1.56     0.33       41.41      1.19          9.16
PULS    Pulse Bancorp                    2.18    83.43     0.56     6.85     1.82       59.52      1.10         13.55

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
PVFC    PVF Capital Corp.                0.83    86.55     1.13    15.79     0.72       57.57      1.33         18.75
PVSA    Parkvale Financial Corporation   0.35   551.02     0.26     3.38     1.91      547.66      1.08         14.80
PWBC    PennFirst Bancorp Inc.           1.50    96.88     0.68     8.07     1.45       87.79      0.70          8.50
PWBK    Pennwood Bancorp Inc.            1.42    73.41     0.94     5.12     1.04       42.39      1.06          5.88
QCBC    Quaker City Bancorp Inc.         1.28    89.96     1.35    15.92     1.15       67.38      0.74          8.62
QCFB    QCF Bancorp Inc.                 0.52   383.78     0.24     1.45     2         345.09      1.63          9.58
QCSB    Queens County Bancorp Inc.       0.50   138.71     0.53     4.74     0.69       89.32      1.46         12.78
RARB    Raritan Bancorp Inc.             0.57   223.05     0.39     5.29     1.26      208.57      1.01         12.81
REDF    RedFed Bancorp Inc.              1.44    63.73     1.80    21.67     0.92       44.74      1.19         14.21
RELI    Reliance Bancshares Inc.         0.00       NM     0.00     0.00     0.56          NM      1.36          2.72
RELY    Reliance Bancorp Inc.            1.24    49.94     0.65     7.85     0.62       41.66      0.95         11.59
RIVR    River Valley Bancorp             0.79   133.67     0.71     5.56     1.05      122.47      0.90          7.20
ROSE    TR Financial Corp.               0.89    85.30     0.50     7.99     0.76       74.97      1.00         16.11
RSLN    Roslyn Bancorp Inc.              0.94   276.76     0.27     1.52     2.60      257.00      1.35          7.10
RVSB    Riverview Bancorp Inc.           0.25   226.93     0.14     0.68     0.58      226.93      1.31         11.39
SBFL    SB of the Finger Lakes (MHC)     0.90   121.93     0.50     5.33     1.10      103.35      0.35          3.67
SBOS    Boston Bancorp (The)             1.41    42.86     0.65     5.23     0.61       18.09      3.18         28.19
SCBS    Southern Community Bancshares    3.67    52.99     2.16    10.15     1.94       46.17      1.20          5.55
SCCB    S. Carolina Community Bancshrs   0.82    98.65     0.87     3.28     0.81       73.62      1.03          3.95
SFED    SFS Bancorp Inc.                 0.87    66.37     0.71     5.73     0.58       57.32      0.68          5.59
SFFC    StateFed Financial Corp.         2.28    14.63     2.19    12.51     0.33       10.16      1.03          5.86
SFIN    Statewide Financial Corp.        0.64   132.09     0.33     3.56     0.84      104.03      0.81          8.62
SFSB    SuburbFed Financial Corp.          NA       NA       NA       NA     0.30          NA      0.68         10.34
SFSL    Security First Corp.             0.37   226.56     0.33     3.57     0.84      226.25      1.39         14.85
SGVB    SGV Bancorp Inc.                 1.08    37.81     1.06    14.21     0.41       29.26      0.32          4.39
SHEN    First Shenango Bancorp Inc.      0.46   254.17     0.51     4.41     1.17      149.56      1.17         10.32
SHSB    SHS Bancorp Inc.                 2.13    34.68     1.42    10.67     0.74       33.94      0.66          4.98
SISB    SIS Bancorp Inc.                 0.66   405.76     0.33     4.42     2.67      379.00      0.88         12.46
SKAN    Skaneateles Bancorp Inc.         1.62    60.52     1.78    25.49     0.98       41.25      0.69         10.03
SKBO    First Carnegie Deposit (MHC)       NA       NA       NA       NA     0.83          NA      0.87          5.27
SMBC    Southern Missouri Bancorp Inc.   1.21    54.42     0.88     5.44     0.66       51.46      0.88          5.41
SMFC    Sho-Me Financial Corp.           0.15   425.56     0.29     3.21     0.63      190.55      1.35         14.79
SOBI    Sobieski Bancorp Inc.            0.16   188.68     0.13     0.85     0.31      188.68      0.60          4.00
SOPN    First Savings Bancorp Inc.       0.44    70.15     0.29     1.27     0.31       70.15      1.73          7.55
SOSA    Somerset Savings Bank            5.93    31.60     5.91    89.61     1.87       24.16      1.36         21.14
SPBC    St. Paul Bancorp Inc.            0.26   424.17     0.23     2.51     1.10      210.72      1.08         12.26
SRN     Southern Banc Co.                0.00       NM     0.00     0.00     0.20          NM      0.54          3.19
SSB     Scotland Bancorp Inc.              NA       NA       NA       NA     0.53          NA      2.38          7.92
SSFC    South Street Financial Corp.     0.65    59.09     0.31     1.21     0.38       57.66      1.20          4.70
SSM     Stone Street Bancorp Inc.        0.00       NM     0.00     0.00     0.62      229.34      1.49          4.98
STFR    St. Francis Capital Corp.        0.40   207.08     0.21     2.65     0.83      181.82      0.46          5.80
STSA    Sterling Financial Corp.         0.45   183.74     0.47     9.02     0.82       96.7       0.61         10.69
SVRN    Sovereign Bancorp Inc.           0.73   125.97     0.60    11.77     0.92       99.50      0.07          1.36
SWBI    Southwest Bancshares             0.28   101.05     0.20     1.79     0.28      101.05      1.12         10.12
SWCB    Sandwich Bancorp Inc.            1.05   101.03     0.82    10.31     1.06       93.38      0.98         12.66
SZB     SouthFirst Bancshares Inc.       0.50    78.95     0.53     3.81     0.40       39.15      0.52          3.73
THR     Three Rivers Financial Corp.     1.23    62.42     0.87     6.30     0.77       59.98      0.95          6.98
THRD    TF Financial Corp.               0.50   163.39     0.27     2.29     0.82      128.49      0.87          7.57
TPNZ    Tappan Zee Financial Inc.        2.48    47.26     1.16     6.74     1.17       32.52      0.78          4.6
TRIC    Tri-County Bancorp Inc.          0.00       NM     0.00     0.00     1.05          NM      0.96          6.34
TSBS    Trenton SB (MHC)                 1.16    68.57     0.75     4.43     0.80       55.06      1.05          6.20
TSH     Teche Holding Co.                0.32   300.63     0.28     2.11     0.96      291.99      0.93          6.91
TWIN    Twin City Bancorp                0.00       NM     0.08     0.60     0.20       88.17      1.08          8.38
UBMT    United Financial Corp.           0.00       NM     0.35     1.44     0.22       15.21      1.53          6.52
UFRM    United Federal Savings Bank      0.69   132.70     0.62     8.39     0.92      101.45      0.71          9.60
USAB    USABancshares, Inc.              1.07    70.22     0.57     6.75     0.75       70.22      0.91          9.65
VABF    Virginia Beach Fed. Financial    0.14   677.24     0.50     6.98     0.95       59.4       0.72         10.36
WAMU    Washington Mutual Inc.             NA       NA       NA       NA     0.98          NA     (0.54)        (9.52)
WAYN    Wayne Savings Bancshares (MHC)   0.26   174.36     0.58     6.05     0.46       65.29      0.79          8.31
WBST    Webster Financial Corp.          1.00   143.53     0.72    13.55     1.43      111.52      0.59         10.99
WCBI    Westco Bancorp                   0.27   139.06     0.21     1.32     0.37      139.06      1.63         10.60
WCFB    Webster City Federal SB (MHC)    0.02       NM     0.07     0.32     0.72      560.00      1.38          5.94
WEFC    Wells Financial Corp.            0.22   174.11     0.23     1.59     0.39      114.71      1.09          7.68
WEHO    Westwood Homestead Fin. Corp.    0.00       NM     0.00     0.00     0.22       77.88      0.56          1.97

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
WES     Westcorp                         1.12   159.17     0.76     8.31     1.78      121.61      0.96         10.59
WFI     Winton Financial Corp.           0.14   210.69     0.28     3.89     0.29       84.06      1.10         15.34
WFSG    Wilshire Financial Services        NA       NA       NA       NA    10.15          NA      2.20         33.52
WFSL    Washington Federal Inc.          0.58   100.17     0.69     5.52     0.58       62.10      1.93         15.60
WHGB    WHG Bancshares Corp.             0.18   160.96     0.15     0.71     0.29      160.96      0.93          4.37
WOFC    Western Ohio Financial Corp.     0.56   118.98     0.44     3.19     0.66      115.19      0.06          0.44
WRNB    Warren Bancorp Inc.              1.07   162.25     1.15    10.81     1.73       97.04      1.90         17.92
WSB     Washington Savings Bank, FSB     2.72    37.27     1.53    18.21     1.01       30.34      0.82          9.86
WSFS    WSFS Financial Corp.             1.55   173.18     1.21    21.88     2.68      134.95      1.15         20.84
WSTR    WesterFed Financial Corp.        0.35   203.21     0.24     2.26     0.72      116.74      0.73          6.84
WVFC    WVS Financial Corp.              0.34   361.83     0.19     1.61     1.21      361.83      1.29         11.09
WWFC    Westwood Financial Corp.         0.00       NM     0.00     0.00     0.58      158.78      0.43          0.47
WYNE    Wayne Bancorp Inc.               1.34    88.41     0.89     7.20     1.18       88.41      0.76          5.57
YFCB    Yonkers Financial Corporation    0.81    96.05     0.48     3.46     0.78       72.05      1.00          6.94
YFED    York Financial Corp.             0.16   437.40     1.30    14.72     0.69       23.98      0.83          9.65
                                        ------------------------------------------------------  -----------------------
        Average                          0.83   165.01     0.71     7.87     0.92      124.79      0.99          9.20

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.         0.81   175.40     0.58     7.78     1.43      149.29      0.86         12.02
FFES    First Federal of East Hartford   1.31   109.43     0.25     3.78     1.44       87.85      0.54          8.22
FFIC    Flushing Financial Corp.         0.59   189.84     0.39     2.74     1.12      172.94      0.97          6.53
GAF     GA Financial Inc.                0.64    63.36     0.24     1.66     0.41       63.36      1.16          7.59
JSB     JSB Financial Inc.               1.56    39.27     1.02     4.39     0.61       35.16      2.23          9.73
MASB    MASSBANK Corp.                   0.43   193.81     0.16     1.44     0.84      113.84      1.12         10.53
MDBK    Medford Bancorp Inc.             0.48   235.75     0.27     3.02     1.12      219.01      0.99         11.07
PWBC    PennFirst Bancorp Inc.           1.50    96.88     0.68     8.07     1.45       87.79      0.70          8.50
SFIN    Statewide Financial Corp.        0.64   132.09     0.33     3.56     0.84      104.03      0.81          8.62
SISB    SIS Bancorp Inc.                 0.66   405.76     0.33     4.42     2.67      379.00      0.88         12.46
STFR    St. Francis Capital Corp.        0.40   207.08     0.21     2.65     0.83      181.82      0.46          5.80
THRD    TF Financial Corp.               0.50   163.39     0.27     2.29     0.82      128.49      0.87          7.57
                                        ------------------------------------------------------  -----------------------
        Average                          0.79   167.67     0.39     3.82     1.13      143.55      0.97          9.05
        Median                           0.64   169.40     0.30     3.29     0.98      121.17      0.88          8.56
        Maximum                          1.56   405.76     1.02     8.07     2.67      379.00      2.23         12.46
        Minimum                          0.40    39.27     0.16     1.44     0.41       35.16      0.46          5.80


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
%CAL    California Federal Bank, a FSB    2.69      6.88        4.42         2.46         0.97          2.08       56.58      39.42
%CCMD   Chevy Chase Bank, FSB             4.55      7.73        3.92         3.81         4.65          7.16       80.49      56.67
AABC    Access Anytime Bancorp Inc.       3.10      6.94        3.94         3.00         0.68          3.42       92.86      91.24
AADV    Advantage Bancorp Inc.            3.22      7.60        4.51         3.09         0.71          2.19       54.83      44.47
ABBK    Abington Bancorp Inc.             3.40      7.26        4.02         3.23         0.84          2.63       62.17      52.37
ABCL    Alliance Bancorp Inc.             3.27      7.57        4.43         3.14         1.29          2.67       59.35      42.60
ABCW    Anchor BanCorp Wisconsin          3.16      7.74        4.71         3.03         0.40          1.89       54.87      48.86
AFBC    Advance Financial Bancorp         3.82      7.70        3.98         3.72         0.29          2.70       67.46      64.96
AFCB    Affiliated Community Bancorp      3.32      7.51        4.28         3.23         0.15          1.64       48.61      46.24
AFED    AFSALA Bancorp Inc.               3.55      6.97        3.59         3.38         0.22          2.24       62.20      59.76
AFFFZ   America First Financial Fund      2.92      7.17        4.38         2.80         0.42          2.11       64.10      58.72
AHCI    Ambanc Holding Co.                3.15      6.96        3.90         3.06         0.20          2.40       72.57      70.81
AHM     H.F. Ahmanson & Co.               2.66      7.16        4.60         2.56         0.53          1.72       49.73      39.24
ALBC    Albion Banc Corp.                 3.50      7.67        4.30         3.37         0.52          2.94       75.66      71.89
ALBK    ALBANK Financial Corp.            4.01      7.44        3.64         3.81         0.35          2.32       52.23      47.83
AMFC    AMB Financial Corp.               3.47      7.49        4.09         3.40         0.60          2.82       70.52      65.32
ANA     Acadiana Bancshares Inc.          3.55      7.56        4.09         3.47         0.38          2.32       60.42      56.10
ANDB    Andover Bancorp Inc.              3.22      7.21        4.15         3.06         0.45          1.82       49.83      42.43
ANE     Alliance Bncorp of New England    3.51      7.10        3.76         3.35         0.49          2.68       66.55      61.67
ASBI    Ameriana Bancorp                  3.16      7.42        4.39         3.02         0.64          2.20       59.96      51.52
ASBP    ASB Financial Corp.               3.30      7.70        4.44         3.25         0.23          2.18       62.45      59.78
ASFC    Astoria Financial Corp.           2.69      7.08        4.49         2.59         0.18          1.36       44.91      41.01
ATSB    AmTrust Capital Corp.             2.75      6.92        4.29         2.63         0.59          2.85       88.42      85.84
AVND    Avondale Financial Corp.          4.43      8.82        4.67         4.15         1.30          3.83       72.51      63.93
BANC    BankAtlantic Bancorp Inc.         3.72      7.73        4.29         3.44         0.77          3.02       68.62      61.64
BDJI    First Federal Bancorporation      3.29      7.30        4.16         3.14         0.51          2.42       66.73      61.34
BFD     BostonFed Bancorp Inc.            3.43      7.32        4.01         3.32         0.40          2.35       63.61      59.20
BFFC    Big Foot Financial Corp.          3.06      6.63        3.66         2.98         0.13          2.44       78.07      77.14
BFSB    Bedford Bancshares Inc.           4.08      7.82        3.93         3.89         0.46          2.38       54.68      49.33
BKC     American Bank of Connecticut      3.31      7.26        4.08         3.17         0.53          1.68       42.34      32.68
BKCT    Bancorp Connecticut Inc.          3.85      7.59        3.83         3.76         0.24          2.06       51.78      48.75
BKUNA   BankUnited Financial Corp.        1.92      7.28        5.42         1.86         0.15          1.30       62.60      59.51
BNKU    Bank United Corp.                 2.42      7.29        5.01         2.27         0.52          1.53       53.93      43.43
BPLS    Bank Plus Corp.                   2.24      6.98        4.80         2.18         0.33          1.91       71.52      67.23
BSBC    Branford Savings Bank             4.35      7.70        3.42         4.28         0.30          3.51       76.34      74.67
BTHL    Bethel Bancorp                    4.39      8.43        4.25         4.18         0.73          3.83       75.36      71.06
BVCC    Bay View Capital Corp.            2.92      7.81        4.98         2.83         0.44          2.23       64.19      58.62
BWFC    Bank West Financial Corp.         3.00      7.34        4.51         2.83         0.62          2.59       75.09      69.63
BYFC    Broadway Financial Corp.          4.28      7.39        3.27         4.12         0.48          4.15       87.17      85.69
CAFI    Camco Financial Corp.             3.56      7.73        4.36         3.38         0.61          2.21       54.91      46.74
CAPS    Capital Savings Bancorp Inc.      3.41      7.67        4.38         3.29         0.64          2.33       59.22      51.30
CASB    Cascade Financial Corp.           3.33      8.45        5.23         3.21         0.42          2.34       64.04      59.30
CASH    First Midwest Financial Inc.      3.23      7.68        4.56         3.13         0.37          1.95       52.89      47.29
CATB    Catskill Financial Corp.          4.15      7.33        3.28         4.06         0.14          1.91       45.86      43.93
CBCI    Calumet Bancorp Inc.              3.89      7.91        4.32         3.59         0.22          1.63       47.88      44.75
CBES    CBES Bancorp Inc.                 4.58      8.35        3.92         4.43         0.44          2.87       56.72      52.43
CBK     Citizens First Financial Corp.    3.24      7.44        4.33         3.11         0.48          2.69       74.63      70.68
CBSA    Coastal Bancorp Inc.              1.98      6.92        5.01         1.92         0.20          1.44       64.11      60.31
CBSB    Charter Financial Inc.            3.87      7.66        4.04         3.62         0.61          2.17       47.05      38.18
CCFH    CCF Holding Company               4.06      7.62        3.93         3.69         0.69          4.43      101.29     101.53
CEBK    Central Co-operative Bank         3.31      7.07        3.83         3.24         0.21          2.44       68.34      66.32
CENB    Century Bancorp Inc.              3.74      7.25        3.56         3.69         0.02          1.31       35.47      35.12
CENF    CENFED Financial Corp.            2.36      7.33        5.04         2.29         0.35          1.38       49.02      41.18
CFB     Commercial Federal Corp.          2.50      7.45        5.03         2.42         0.88          1.73       49.58      31.16
CFBC    Community First Banking Co.       4.90      8.35        3.79         4.56         1.08          3.97       70.01      62.92
CFCP    Coastal Financial Corp.           4.03      8.05        4.23         3.82         0.71          2.71       59.21      51.60
CFFC    Community Financial Corp.         3.82      7.83        4.18         3.65         0.39          2.05       50.66      45.35
CFNC    Carolina Fincorp Inc.             4.18      7.53        3.57         3.96         0.50          2.45       54.88      49.15
CFSB    CFSB Bancorp Inc.                 3.11      7.47        4.43         3.04         0.64          1.83       49.45      38.9
CFTP    Community Federal Bancorp         3.40      6.87        3.65         3.22         0.18          1.75       51.64      48.94
CFX     CFX Corp.                         3.85      7.49        3.91         3.58         0.63          2.67       62.17      55.52
CIBI    Community Investors Bancorp       3.59      7.80        4.32         3.49         0.18          2.09       56.07      53.75
CKFB    CKF Bancorp Inc.                  3.81      7.68        3.93         3.75         0.11          1.56       40.55      38.87
CLAS    Classic Bancshares Inc.           3.78      7.26        3.71         3.55         0.33          3.49       83.15      81.58


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
CMRN    Cameron Financial Corp            3.86      8.04        4.33         3.71         0.11          1.95       50.77      49.26
CMSB    Commonwealth Bancorp Inc.         3.32      6.95        3.85         3.10         0.71          3.00       72.02      65.59
CMSV    Community Savings Bnkshrs(MHC)    3.53      7.33        4.00         3.33         0.52          2.83       73.86      69.80
CNIT    CENIT Bancorp Inc.                3.27      7.34        4.26         3.08         0.69          2.27       59.31      50.25
CNSB    CNS Bancorp Inc.                  3.62      7.22        3.77         3.45         0.18          2.26       62.43      60.47
CNY     Carver Bancorp Inc.               3.42      6.89        3.69         3.20         0.34          2.80       77.42      75.02
COFI    Charter One Financial             2.71      7.36        4.72         2.64         0.53          1.28       39.52      27.45
CONE    Conestoga Bancorp, Inc.           2.84      6.42        3.68         2.73         0.16          2.05       70.85      69.16
COOP    Cooperative Bankshares Inc.       3.00      7.42        4.52         2.90         0.18          2.07       66.84      64.79
CRZY    Crazy Woman Creek Bancorp         3.38      7.26        3.94         3.32         0.14          1.57       45.36      43.12
CSA     Coast Savings Financial           2.60      7.09        4.61         2.48         0.55          1.66       52.64      42.03
CSBF    CSB Financial Group Inc.          3.40      6.68        3.40         3.28         0.19          2.58       70.71      69.02
CTZN    CitFed Bancorp Inc.               2.29      6.94        4.76         2.18         1.06          1.91       56.14      34.78
CVAL    Chester Valley Bancorp Inc.       3.83      7.80        4.05         3.75         0.43          2.64       63.09      58.87
DCBI    Delphos Citizens Bancorp Inc.     3.87      7.35        3.52         3.83         0.29          1.50       36.37      31.55
DIBK    Dime Financial Corp.              3.26      7.30        4.10         3.20         0.24          1.50       43.16      38.92
DIME    Dime Community Bancorp Inc.       3.76      7.36        3.78         3.58         0.28          2.00       46.57      42.36
DME     Dime Bancorp Inc.                 2.47      6.94        4.56         2.38         0.44          1.46       50.94      41.88
DNFC    D & N Financial Corp.             3.10      7.78        4.75         3.03         0.41          2.14       61.65      56.42
DSL     Downey Financial Corp.            2.62      7.30        4.79         2.51         0.25          1.52       60.36      56.50
EBSI    Eagle Bancshares                  4.15      8.25        4.51         3.74         1.53          3.86       76.11      66.31
EFBC    Empire Federal Bancorp Inc.       4.40      7.15        2.84         4.30         0.80          2.68       52.47      43.60
EFBI    Enterprise Federal Bancorp        2.40      7.29        4.93         2.36         0.07          1.41       57.67      56.42
EGFC    Eagle Financial Corp.             3.23      7.04        3.96         3.08         0.36          2.01       52.37      46.79
EGLB    Eagle BancGroup Inc.              2.49      7.23        4.81         2.42         0.24          2.27       85.85      84.46
EIRE    Emerald Isle Bancorp Inc.         3.48      7.69        4.30         3.39         0.23          2.21       60.64      57.94
EMLD    Emerald Financial Corp.           2.84      7.59        4.81         2.78         0.32          1.52       48.30      42.33
EQSB    Equitable Federal Savings Bank    2.38      7.22        4.91         2.31         0.52          1.75       60.61      51.69
ESBK    Elmira Savings Bank (The)         3.72      7.58        4.07         3.51         0.70          3.32       75.95      71.18
ESX     Essex Bancorp Inc.                2.99      7.84        5.00         2.83         1.09          4.89      112.65     117.52
ETFS    East Texas Financial Services     3.02      7.01        4.05         2.96         0.20          2.20       70.24      68.20
FAB     FirstFed America Bancorp Inc.     3.06      7.24        4.33         2.91         0.46          2.01       59.55      53.16
FBBC    First Bell Bancorp Inc.           2.34      7.13        4.82         2.31         0.07          0.72       29.94      27.67
FBCI    Fidelity Bancorp Inc.             2.96      7.36        4.46         2.90         0.23          1.79       56.71      53.22
FBCV    1ST Bancorp                       2.49      7.49        5.12         2.38         0.44          1.85       63.00      56.08
FBER    1st Bergen Bancorp                3.33      7.16        3.95         3.21         0.11          2.09       61.81      60.48
FBHC    Fort Bend Holding Corp.           3.33      7.01        3.94         3.08         1.74          4.02       83.07      73.48
FBNW    FirstBank Corp.                   4.91      8.75        4.18         4.56         0.80          3.85       71.73      66.80
FBSI    First Bancshares Inc.             3.48      7.68        4.36         3.32         0.29          1.79       51.58      47.37
FCB     Falmouth Bancorp Inc.             4.17      7.07        3.01         4.06         0.13          3.05       72.89      72.05
FCBF    FCB Financial Corp.               3.24      7.53        4.34         3.19         0.40          1.78       49.61      43.31
FCME    First Coastal Corp.               4.24      7.96        4.03         3.93         0.46          3.32       74.02      70.97
FDEF    First Defiance Financial          4.18      7.90        3.91         3.99         0.23          2.44       56.72      54.21
FED     FirstFed Financial Corp.          2.38      7.34        5.04         2.30         0.23          1.04       40.54      34.48
FESX    First Essex Bancorp Inc.          3.18      7.52        4.49         3.02         0.23          1.79       53.06      49.51
FFBA    First Colorado Bancorp Inc.       3.32      7.21        4.02         3.19         0.37          1.71       48.76      42.89
FFBH    First Federal Bancshares of AR    3.06      7.56        4.55         3.01         0.27          1.75       53.55      49.45
FFBI    First Financial Bancorp Inc.      3.15      7.16        4.14         3.02         0.64          3.03       82.99      79.40
FFBS    FFBS BanCorp Inc.                 3.62      7.61        4.05         3.56         0.51          1.87       46.01      38.29
FFBZ    First Federal Bancorp Inc.        3.84      7.78        4.31         3.47         0.34          2.25       52.38      47.76
FFCH    First Financial Holdings Inc.     3.05      7.47        4.54         2.93         0.73          2.18       58.98      48.74
FFDB    FirstFed Bancorp Inc.             3.68      7.64        4.10         3.54         0.48          2.45       59.44      53.97
FFDF    FFD Financial Corp.               3.46      7.10        3.69         3.41         0.05          1.93       55.63      54.92
FFED    Fidelity Federal Bancorp          2.88      8.17        5.49         2.68         1.31          2.76       69.05      53.87
FFES    First Federal of East Hartford    2.28      6.76        4.54         2.22         0.16          1.39       58.33      55.25
FFFC    FFVA Financial Corp.              3.80      7.86        4.17         3.69         0.26          1.75       43.84      39.83
FFFD    North Central Bancshares Inc.     4.01      7.68        3.79         3.88         1.11          2.08       41.66      24.98
FFFL    Fidelity Bankshares Inc. (MHC)    3.23      7.31        4.24         3.06         0.39          2.38       69.59      65.73
FFHH    FSF Financial Corp.               2.93      7.40        4.54         2.87         0.42          1.78       54.03      47.29
FFHS    First Franklin Corp.              2.61      7.27        4.73         2.54         0.20          1.74       63.03      60.14
FFIC    Flushing Financial Corp.          3.81      7.67        4.04         3.64         0.36          2.22       54.55      50.07
FFKY    First Federal Financial Corp.     4.15      7.92        4.03         3.89         0.66          2.01       42.86      33.23
FFLC    FFLC Bancorp Inc.                 3.46      7.56        4.21         3.34         0.24          1.99       55.71      52.57
FFOH    Fidelity Financial of Ohio        3.07      7.33        4.38         2.95         0.22          1.78       51.83      48.19


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.     2.62      7.33        4.81         2.52         0.41          1.95       70.04      65.17
FFSL    First Independence Corp.          2.75      7.36        4.66         2.70         0.26          1.75       63.89      60.45
FFSX    First Fed SB of Siouxland(MHC)    3.05      7.39        4.49         2.90         0.54          2.29       66.44      60.16
FFWC    FFW Corp.                         3.30      7.74        4.55         3.19         0.48          2.01       52.29      45.08
FFWD    Wood Bancorp Inc.                 4.33      8.20        4.02         4.18         0.27          2.32       52.04      48.90
FFYF    FFY Financial Corp.               3.70      7.83        4.24         3.59         0.18          1.81       47.91      45.25
FGHC    First Georgia Holding Inc.        4.31      8.37        4.45         3.92         0.79          3.11       64.51      57.32
FIBC    Financial Bancorp Inc.            3.80      7.39        3.80         3.59         0.25          1.91       49.62      46.05
FISB    First Indiana Corporation         4.49      8.60        4.30         4.31         0.78          2.75       54.56      46.37
FKFS    First Keystone Financial          3.41      7.42        4.12         3.29         0.31          2.26       62.98      59.49
FKKYD   Frankfort First Bancorp Inc.      3.04      7.26        4.30         2.97         0.04          1.28       42.77      42.07
FLAG    FLAG Financial Corp.              3.69      7.43        4.06         3.37         1.32          3.40       72.20      61.34
FLFC    First Liberty Financial Corp.     3.92      7.88        4.31         3.58         0.81          2.67       58.06      48.52
FLGS    Flagstar Bancorp Inc.             2.43      6.98        4.78         2.21         3.83          3.50       50.87     (34.40)
FLKY    First Lancaster Bancshares        4.69      8.37        3.73         4.63         0.00          2.89       62.38      62.38
FMBD    First Mutual Bancorp Inc.         3.08      7.09        4.25         2.84         0.38          2.76       80.41      77.80
FMCO    FMS Financial Corp.               3.82      7.34        3.71         3.64         0.45          2.49       57.71      52.47
FMSB    First Mutual Savings Bank         3.68      8.45        4.81         3.64         0.35          2.17       54.48      50.06
FNGB    First Northern Capital Corp.      3.24      7.33        4.20         3.12         0.44          2.02       56.71      50.62
FOBC    Fed One Bancorp                   3.35      7.30        4.06         3.24         0.16          2.01       57.03      54.89
FPRY    First Financial Bancorp           3.15      7.62        4.63         2.98         0.52          2.92       82.09      78.98
FSBI    Fidelity Bancorp Inc.             2.89      7.22        4.41         2.81         0.23          1.85       60.79      57.59
FSFC    First Southeast Financial Corp    3.25      7.58        4.44         3.14         0.33          1.71       50.03      44.86
FSFF    First SecurityFed Financial       3.71      7.51        3.87         3.64         0.24          1.72       44.33      40.65
FSLA    First Savings Bank (MHC)          3.23      7.10        4.02         3.09         0.21          1.80       52.47      49.20
FSNJ    Bayonne Bancshares Inc.           2.60      6.80        4.25         2.55         0.19          1.69       61.74      58.88
FSPG    First Home Bancorp Inc.           2.99      7.56        4.65         2.92         0.18          1.72       54.09      51.25
FSPT    FirstSpartan Financial Corp.      4.27      7.59        3.47         4.13         0.36          1.78       39.76      34.47
FSSB    First FS&LA of San Bernardino     3.67      7.74        4.33         3.41         0.89          4.27      100.81     101.02
FSTC    First Citizens Corp.              4.64      8.11        3.69         4.42         0.68          2.99       57.62      51.06
FTF     Texarkana First Financial Corp    3.83      7.94        4.22         3.73         0.46          1.48       35.46      27.52
FTFC    First Federal Capital Corp.       3.07      7.51        4.61         2.90         1.19          2.59       62.76      47.46
FTNB    Fulton Bancorp Inc.               3.89      7.61        3.79         3.82         0.47          2.39       54.11      48.51
FTSB    Fort Thomas Financial Corp.       4.26      8.53        4.46         4.07         0.28          2.20       50.57      47.21
FWWB    First SB of Washington Bancorp    3.67      7.85        4.33         3.52         0.31          1.90       47.52      42.89
GAF     GA Financial Inc.                 3.54      7.34        3.90         3.45         0.32          1.95       51.11      46.59
GBCI    Glacier Bancorp Inc.              4.74      7.85        3.54         4.32         1.49          3.11       53.15      37.03
GDVS    Greater Delaware Valley (MHC)     3.53      7.21        3.80         3.41         0.23          2.25       62.98      60.50
GDW     Golden West Financial             2.33      7.32        5.05         2.26         0.19          0.85       34.58      29.12
GFCO    Glenway Financial Corp.           3.21      7.53        4.44         3.09         0.33          1.98       56.59      52.01
GFED    Guaranty Federal SB (MHC)         3.66      7.88        4.38         3.51         0.35          2.24       53.45      48.86
GFSB    GFS Bancorp Inc.                  3.52      8.16        4.67         3.49         0.21          1.67       45.19      41.89
GLMR    Gilmer Financial Svcs, Inc.       2.39      7.78        5.43         2.35         0.34          2.41       89.32      87.80
GOSB    GSB Financial Corp.               2.89      5.52        2.72         2.81         0.20          2.31       76.75      75.06
GPT     GreenPoint Financial Corp.        3.78      7.44        3.91         3.53         0.35          2.00       42.55      36.86
GSB     Golden State Bancorp Inc.         2.74      7.11        4.52         2.59         0.61          1.79       54.13      43.36
GSBC    Great Southern Bancorp Inc.       4.25      8.43        4.35         4.07         1.30          2.77       52.53      37.43
GSFC    Green Street Financial Corp.      4.39      7.51        3.13         4.37         0.05          1.70       38.49      37.73
GSLA    GS Financial Corp.                4.85      7.21        2.53         4.69         0.02          1.98       42.04      41.85
GTFN    Great Financial Corp.             3.03      7.42        4.58         2.84         0.88          2.40       63.75      52.53
GTPS    Great American Bancorp            4.37      7.47        3.36         4.10         0.51          3.39       73.61      70.33
GUPB    GFSB Bancorp Inc.                 2.95      7.51        4.59         2.92         0.06          1.74       58.23      57.39
GWBC    Gateway Bancorp Inc.              3.39      6.85        3.50         3.35         0.01          2.59       77.02      76.94
HALL    Hallmark Capital Corp.            2.55      7.72        5.24         2.48         0.21          1.52       56.69      53.04
HARB    Harbor Florida Bancorp (MHC)      3.72      7.79        4.17         3.62         0.40          1.88       47.35      41.47
HARL    Harleysville Savings Bank         2.74      7.40        4.72         2.68         0.13          1.26       45.09      42.45
HARS    Harris Financial Inc. (MHC)       2.48      7.16        4.76         2.40         0.55          1.69       54.77      44.44
HAVN    Haven Bancorp Inc.                3.06      7.17        4.26         2.91         0.71          2.61       71.35      64.38
HBBI    Home Building Bancorp             3.53      7.58        4.16         3.43         0.26          2.42       65.74      63.11
HBEI    Home Bancorp of Elgin Inc.        4.19      7.13        3.08         4.05         0.30          3.17       72.86      70.88
HBFW    Home Bancorp                      2.95      7.44        4.56         2.89         0.08          1.41       47.51      46.08
HBNK    Highland Federal Bank FSB         4.10      8.75        4.93         3.82         0.30          1.97       43.12      38.63
HBS     Haywood Bancshares Inc.           3.18      7.29        4.25         3.04         0.29          0.10       60.82      57.12
HCBB    HCB Bancshares Inc.               3.42      7.35        4.06         3.29         0.28          2.62       71.75      69.38


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
HCFC    Home City Financial Corp.         4.34      8.64        4.40         4.23         0.10          2.19       50.59      49.39
HEMT    HF Bancorp Inc.                   2.50      7.17        4.76         2.41         0.24          2.30       71.67      68.86
HFFB    Harrodsburg First Fin Bancorp     3.65      7.13        3.54         3.59         0.10          1.53       41.46      39.84
HFFC    HF Financial Corp.                3.85      8.22        4.56         3.66         1.58          3.27       60.48      43.41
HFGI    Harrington Financial Group        1.32      6.59        5.30         1.28         0.06          1.02       76.04      75.02
HFNC    HFNC Financial Corp.              3.26      7.69        4.49         3.19         0.12          1.82       55.05      53.30
HFSA    Hardin Bancorp Inc.               2.78      7.49        4.72         2.77         0.22          1.97       65.81      63.10
HHFC    Harvest Home Financial Corp.      2.82      7.24        4.47         2.77         0.07          1.63       57.52      56.51
HIFS    Hingham Instit. for Savings       4.05      7.83        3.90         3.92         0.27          2.05       48.89      45.41
HMCI    HomeCorp Inc.                     3.23      7.38        4.44         2.95         0.61          2.69       88.94      86.66
HMLK    Hemlock Federal Financial Corp    3.65      7.05        3.44         3.60         0.22          2.22       57.98      55.37
HMNF    HMN Financial Inc.                2.77      7.24        4.54         2.70         0.19          1.56       54.04      50.78
HOMF    Home Federal Bancorp              3.70      7.96        4.44         3.52         0.89          2.07       46.83      33.34
HPBC    Home Port Bancorp Inc.            4.72      8.07        3.55         4.52         0.52          2.27       45.02      38.66
HRBF    Harbor Federal Bancorp Inc.       3.07      7.50        4.46         3.04         0.18          1.95       60.53      58.21
HRZB    Horizon Financial Corp.           3.56      7.69        4.26         3.43         0.27          1.50       40.66      35.96
HTHR    Hawthorne Financial Corp.         3.81      8.81        5.13         3.69         0.61          2.14       55.06      47.63
HWEN    Home Financial Bancorp            4.34      8.51        4.30         4.21         0.25          3.25       72.81      71.20
HZFS    Horizon Financial Svcs Corp.      3.25      7.53        4.47         3.06         0.61          2.30       61.65      53.98
IBSF    IBS Financial Corp.               3.11      7.03        4.00         3.03         0.09          2.02       64.65      63.57
IFSB    Independence Federal Svgs Bank    2.46      7.24        4.88         2.36         1.04          3.07       86.55      80.60
INBI    Industrial Bancorp Inc.           3.97      8.05        4.16         3.90         0.14          1.85       45.95      44.06
INCB    Indiana Community Bank SB         4.22      7.81        3.69         4.11         1.14          3.97       75.62      68.85
IPSW    Ipswich Savings Bank              3.45      7.14        3.85         3.29         0.54          2.34       63.29      57.26
ISBF    ISB Financial Corp.               3.65      7.28        3.88         3.40         0.75          3.09       70.43      63.87
ITLA    ITLA Capital Corp.                4.91     10.02        5.16         4.86         0.10          2.05       40.92      39.67
IWBK    InterWest Bancorp Inc.            3.20      7.63        4.61         3.01         0.59          2.30       62.02      54.62
JOAC    Joachim Bancorp Inc.              4.25      7.23        3.13         4.10         0.15          3.03       71.24      70.19
JSB     JSB Financial Inc.                4.66      6.99        2.63         4.36         0.36          1.78       39.09      34.10
JSBA    Jefferson Savings Bancorp         3.06      7.65        4.69         2.96         0.19          1.94       56.77      53.99
JXSB    Jacksonville Savings Bk (MHC)     3.69      7.78        4.38         3.40         0.48          2.76       71.08      67.00
JXVL    Jacksonville Bancorp Inc.         4.37      8.28        4.02         4.26         0.58          2.02       46.59      39.26
KFBI    Klamath First Bancorp             3.44      7.53        4.14         3.39         0.23          2.00       51.04      47.70
KNK     Kankakee Bancorp Inc.             3.21      7.25        4.19         3.07         0.46          2.34       64.47      59.10
KSAV    KS Bancorp Inc.                   3.99      8.26        4.47         3.80         0.15          2.02       50.98      49.03
KSBK    KSB Bancorp Inc.                  4.50      8.46        4.10         4.37         0.73          3.04       58.24      51.27
KYF     Kentucky First Bancorp Inc.       3.42      7.28        3.94         3.34         0.20          1.79       50.45      47.50
LARK    Landmark Bancshares Inc.          3.17      7.63        4.52         3.11         0.24          1.59       47.48      43.39
LARL    Laurel Capital Group Inc.         3.67      7.46        3.85         3.61         0.35          1.68       42.45      36.87
LFBI    Little Falls Bancorp Inc.         2.63      6.71        4.17         2.54         0.05          1.66       58.39      57.55
LFCO    Life Financial Corp.              4.50      9.31        5.03         4.28        14.22          6.83       36.70    (173.79)
LFED    Leeds Federal Savings Bk (MHC)    2.91      7.06        4.19         2.86         0.10          1.04       35.21      32.93
LIFB    Life Bancorp Inc.                 2.58      7.29        4.81         2.48         0.20          1.22       44.10      39.54
LISB    Long Island Bancorp Inc.          2.77      7.03        4.37         2.66         0.50          1.90       57.74      49.72
LOGN    Logansport Financial Corp.        3.90      7.54        3.81         3.73         0.18          1.54       39.30      36.29
LONF    London Financial Corporation      3.48      7.52        4.08         3.44         0.23          2.01       54.70      51.67
LSBI    LSB Financial Corp.               3.54      7.89        4.56         3.34         0.37          2.40       64.84      60.96
LSBX    Lawrence Savings Bank             3.08      7.15        4.16         2.99         0.52          2.11       60.36      53.43
LVSB    Lakeview Financial                3.37      6.83        3.60         3.23         0.58          2.32       52.19      43.56
LXMO    Lexington B&L Financial Corp.     3.99      7.77        3.85         3.91         0.13          1.69       41.86      39.86
MAFB    MAF Bancorp Inc.                  2.91      7.21        4.44         2.77         0.45          1.42       49.44      41.24
MARN    Marion Capital Holdings           4.19      7.78        3.87         3.90         0.32          2.25       48.39      44.11
MASB    MASSBANK Corp.                    2.86      6.66        3.85         2.81         0.20          1.37       44.23      40.27
MBB     MSB Bancorp Inc.                  3.34      6.61        3.53         3.08         0.61          2.56       56.53      47.91
MBBC    Monterey Bay Bancorp Inc.         2.78      7.11        4.45         2.66         0.33          2.22       67.42      63.40
MBLF    MBLA Financial Corp.              2.13      7.05        4.94         2.11         0.01          0.60       28.49      28.25
MBSP    Mitchell Bancorp Inc.             5.16      7.63        2.70         4.92         0.01          2.47       50.12      50.00
MCBN    Mid-Coast Bancorp Inc.            3.96      7.97        4.26         3.71         0.40          2.90       70.36      67.14
MCBS    Mid Continent Bancshares Inc.     2.70      7.07        4.54         2.52         2.06          2.39       52.04      12.91
MDBK    Medford Bancorp Inc.              3.25      6.99        3.87         3.12         0.24          1.75       48.58      44.69
MECH    Mechanics Savings Bank            3.82      7.06        3.50         3.56         0.88          2.64       60.42      50.69
MERI    Meritrust Federal SB              3.49      7.29        3.95         3.35         0.70          2.20       55.11      45.73
METF    Metropolitan Financial Corp.      3.51      8.33        5.01         3.32         0.47          2.45       63.90      58.77
MFBC    MFB Corp.                         3.29      7.62        4.42         3.21         0.19          2.07       61.05      58.77


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
MFCX    Marshalltown Financial Corp.      2.74      7.07        4.39         2.68         0.08          1.90       69.38      68.48
MFFC    Milton Federal Financial Corp.    2.89      7.34        4.54         2.80         0.15          1.98       67.94      66.27
MFLR    Mayflower Co-operative Bank       3.95      7.47        3.76         3.71         0.35          2.43       59.04      55.16
MFSL    Maryland Federal Bancorp          2.69      7.24        4.61         2.64         0.24          1.59       54.73      50.67
MIFC    Mid-Iowa Financial Corp.          2.98      7.35        4.43         2.91         0.99          2.17       55.66      40.63
MIVI    Mississippi View Holding Co.      3.93      7.49        3.61         3.88         0.31          2.48       59.34      56.12
MLBC    ML Bancorp Inc.                   3.20      7.22        4.23         2.99         0.50          2.39       66.47      60.81
MONT    Montgomery Financial Corp.        3.65      7.84        4.34         3.50         0.03          1.93       55.87      55.47
MRKF    Market Financial Corp.            3.88      6.73        2.90         3.83         0.01          1.92       49.82      49.63
MSBF    MSB Financial Inc.                4.77      8.38        3.77         4.60         0.46          2.79       56.15      51.72
MSBK    Mutual Savings Bank FSB           1.76      6.47        4.76         1.72         0.47          2.13       97.82      97.23
MWBI    Midwest Bancshares Inc.           2.85      7.42        4.67         2.75         0.22          1.67       55.83      52.26
MWBX    MetroWest Bank                    4.08      7.73        3.84         3.89         0.33          2.61       59.94      56.49
MWFD    Midwest Federal Financial         3.99      8.09        4.24         3.85         0.87          2.98       62.36      53.90
NASB    North American Savings Bank       3.51      8.29        4.85         3.44         0.79          2.08       49.48      37.85
NBN     Northeast Bancorp                 3.90      8.19        4.41         3.78         0.65          3.06       66.44      60.63
NBSI    North Bancshares Inc.             3.06      7.25        4.25         3.00         0.19          2.64       82.61      81.52
NEIB    Northeast Indiana Bancorp         3.63      8.08        4.50         3.58         0.33          1.68       42.99      37.74
NHTB    New Hampshire Thrift Bncshrs      3.85      7.91        4.31         3.60         0.74          3.10       69.28      63.00
NMSB    NewMil Bancorp Inc.               3.97      7.40        3.55         3.85         0.47          2.73       66.66      62.62
NSLB    NS&L Bancorp Inc.                 3.23      6.62        3.48         3.14         0.24          1.96       58.03      54.76
NSSB    Norwich Financial Corp.           4.48      7.62        3.39         4.23         0.52          2.95       59.44      54.44
NSSY    NSS Bancorp Inc.                  3.14      7.20        4.17         3.03         0.67          2.35       63.32      55.21
NTMG    Nutmeg Federal S&LA               4.29      7.25        3.19         4.06         1.20          3.91       71.45      63.00
NWEQ    Northwest Equity Corp.            3.78      8.01        4.43         3.58         0.51          2.42       56.49      50.23
NWSB    Northwest Savings Bank (MHC)      3.74      7.83        4.24         3.59         0.34          2.18       54.37      50.05
NYB     New York Bancorp Inc.             3.67      7.65        4.08         3.58         0.37          1.57       39.84      33.69
OCFC    Ocean Financial Corp.             3.09      7.04        4.04         3.01         0.16          1.58       49.88      47.28
OCN     Ocwen Financial Corp.             6.17     10.67        5.52         5.15         1.15          3.80       70.25      63.61
OFCP    Ottawa Financial Corp.            3.37      7.55        4.41         3.13         0.42          2.17       57.51      51.84
OHSL    OHSL Financial Corp.              3.14      7.74        4.67         3.07         0.14          1.92       59.86      58.09
OSFS    Ohio State Financial Services     3.63      6.81        3.24         3.57         0.09          2.33       63.66      62.77
OTFC    Oregon Trail Financial Corp.      2.82      5.33        2.56         2.77         0.29          1.64       53.59      48.65
PALM    Palfed Inc.                       4.02      8.24        4.40         3.84         0.65          3.05       62.36      55.98
PBCI    Pamrapo Bancorp Inc.              4.74      7.70        3.26         4.43         0.40          2.59       51.13      46.69
PBCT    People's Bank (MHC)               3.57      6.81        3.51         3.30         2.44          4.13       70.91      49.39
PBHC    Oswego City Savings Bk (MHC)      4.20      7.54        3.65         3.88         0.48          2.94       63.62      59.10
PBKB    People's Bancshares Inc.          3.06      7.30        4.33         2.96         0.28          2.72       79.83      77.95
PCBC    Perry County Financial Corp.      2.99      6.90        3.96         2.94         0.04          1.08       36.33      35.47
PDB     Piedmont Bancorp Inc.             3.95      7.92        4.06         3.86         0.32          2.17       51.89      47.95
PEEK    Peekskill Financial Corp.         3.66      6.80        3.18         3.62         0.13          1.81       48.42      46.63
PERM    Permanent Bancorp Inc.            2.67      7.18        4.62         2.57         0.43          1.95       64.49      58.50
PERT    Perpetual Bank (MHC)              3.84      7.73        4.02         3.72         1.07          3.03       63.44      52.90
PFDC    Peoples Bancorp                   3.68      7.78        4.12         3.66         0.29          1.42       34.09      28.88
PFED    Park Bancorp Inc.                 3.60      7.13        3.66         3.46         0.09          2.03       66.22      65.35
PFFB    PFF Bancorp Inc.                  2.82      7.23        4.50         2.73         0.49          1.99       61.67      54.82
PFFC    Peoples Financial Corp.           3.71      7.00        3.38         3.62         0.02          2.26       61.97      61.73
PFNC    Progress Financial Corp.          4.65      8.31        3.98         4.33         1.39          4.11       70.83      61.46
PFSB    PennFed Financial Services Inc    2.54      7.14        4.69         2.44         0.16          1.28       41.50      37.75
PFSL    Pocahontas FS&LA (MHC)            1.97      7.00        5.07         1.92         0.40          1.46       62.68      54.91
PHBK    Peoples Heritage Finl Group       4.72      7.77        3.41         4.37         1.00          3.33       59.15      49.80
PHFC    Pittsburgh Home Financial Corp    2.89      7.59        4.76         2.84         0.21          1.81       59.29      56.25
PHSB    Peoples Home Savings Bk (MHC)     3.67      7.26        3.70         3.56         0.46          2.89       71.80      68.16
PKPS    Poughkeepsie Financial Corp.      3.34      7.76        4.56         3.20         0.57          2.76       65.91      59.89
PLSK    Pulaski Savings Bank (MHC)        3.20      7.29        4.21         3.08         0.07          1.99       63.24      62.35
PMFI    Perpetual Midwest Financial       3.03      7.71        4.82         2.89         0.35          2.22       68.26      64.38
PRBC    Prestige Bancorp Inc.             3.19      7.16        4.07         3.09         0.25          2.31       68.95      66.42
PROV    Provident Financial Holdings      3.22      7.24        4.10         3.14         0.79          2.81       72.96      66.16
PSBK    Progressive Bank Inc.             4.03      7.77        3.94         3.83         0.37          2.37       53.16      48.59
PSFC    Peoples-Sidney Financial Corp.    4.01      7.74        3.80         3.94         0.06          1.87       46.65      45.81
PSFI    PS Financial Inc.                 4.99      7.50        2.63         4.87         0.08          1.38       27.85      26.65
PTRS    Potters Financial Corp.           3.42      7.27        3.96         3.31         0.29          2.40       66.57      63.66
PULB    Pulaski Bank, Svgs Bank (MHC)     3.77      7.59        3.91         3.68         0.26          2.31       58.54      55.64
PULS    Pulse Bancorp                     2.62      6.97        4.41         2.57         0.10          0.94       34.98      32.43


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
PVFC    PVF Capital Corp.                 3.74      8.67        4.95         3.72         0.37          2.12       51.93      47.14
PVSA    Parkvale Financial Corporation    3.04      7.29        4.34         2.95         0.23          1.43       44.49      40.17
PWBC    PennFirst Bancorp Inc.            2.17      6.97        4.86         2.11         0.15          1.24       51.40      47.90
PWBK    Pennwood Bancorp Inc.             4.42      8.02        3.86         4.16         0.26          2.83       65.1       62.95
QCBC    Quaker City Bancorp Inc.          2.96      7.57        4.66         2.92         0.32          1.80       52.81      47.66
QCFB    QCF Bancorp Inc.                  4.14      7.19        3.12         4.06         0.36          1.72       39.00      33.63
QCSB    Queens County Bancorp Inc.        4.34      8.21        4.00         4.22         0.09          1.83       42.55      41.31
RARB    Raritan Bancorp Inc.              3.50      7.15        3.82         3.32         0.31          1.93       52.13      47.61
REDF    RedFed Bancorp Inc.               3.30      7.19        4.05         3.13         0.74          2.55       62.37      53.46
RELI    Reliance Bancshares Inc.          4.71      7.14        2.63         4.51        (0.02)         2.11       46.94      47.13
RELY    Reliance Bancorp Inc.             3.39      7.25        4.04         3.21         0.18          1.83       47.57      44.62
RIVR    River Valley Bancorp              4.10      7.62        3.62         4.00         0.56          3.05       66.58      61.91
ROSE    TR Financial Corp.                2.59      7.21        4.68         2.54         0.20          1.27       46.21      41.97
RSLN    Roslyn Bancorp Inc.               3.10      7.25        4.20         3.06         0.19          1.38       41.99      38.32
RVSB    Riverview Bancorp Inc.            4.51      8.43        4.20         4.24         0.94          3.17       58.41      49.14
SBFL    SB of the Finger Lakes (MHC)      3.07      7.17        4.20         2.97         0.19          2.64       81.18      79.95
SBOS    Boston Bancorp (The)              2.95      6.88        4.00         2.87         0.15          1.27       42.96      39.99
SCBS    Southern Community Bancshares     4.24      7.11        2.90         4.20         0.43          2.76       59.46      55.28
SCCB    S. Carolina Community Bancshrs    4.17      7.69        3.60         4.09         0.26          2.61       59.96      57.42
SFED    SFS Bancorp Inc.                  3.46      7.31        3.94         3.37         0.26          2.45       68.05      65.59
SFFC    StateFed Financial Corp.          3.12      7.54        4.61         2.93         0.08          1.41       51.53      50.24
SFIN    Statewide Financial Corp.         3.69      7.36        3.78         3.59         0.23          2.44       63.67      61.29
SFSB    SuburbFed Financial Corp.         2.87      7.18        4.39         2.79         0.70          2.61       74.61      68.25
SFSL    Security First Corp.              4.00      8.32        4.45         3.88         0.28          1.94       46.41      42.54
SGVB    SGV Bancorp Inc.                  2.54      7.17        4.72         2.45         0.29          2.14       77.41      74.75
SHEN    First Shenango Bancorp Inc.       3.25      7.52        4.32         3.19         0.18          1.47       42.69      39.37
SHSB    SHS Bancorp Inc.                  2.79      7.41        4.67         2.74         0.12          1.78       62.09      60.40
SISB    SIS Bancorp Inc.                  3.68      7.11        3.62         3.49         0.88          2.87       65.55      56.85
SKAN    Skaneateles Bancorp Inc.          4.19      7.79        3.82         3.97         0.73          3.33       69.38      63.71
SKBO    First Carnegie Deposit (MHC)      2.72      6.89        4.24         2.65         0.05          1.53       56.80      55.95
SMBC    Southern Missouri Bancorp Inc.    3.18      7.11        3.97         3.14         0.35          2.15       60.88      56.50
SMFC    Sho-Me Financial Corp.            3.35      8.02        4.73         3.29         0.44          1.57       42.13      34.31
SOBI    Sobieski Bancorp Inc.             3.33      7.21        4.01         3.20         0.23          2.37       69.20      67.02
SOPN    First Savings Bancorp Inc.        3.92      7.60        3.79         3.81         0.16          1.23       31.01      28.03
SOSA    Somerset Savings Bank             4.07      8.17        4.30         3.87         0.22          2.87       61.62      59.48
SPBC    St. Paul Bancorp Inc.             3.04      7.08        4.17         2.91         0.90          2.19       58.83      46.13
SRN     Southern Banc Co.                 2.75      7.07        4.36         2.71         0.08          1.94       67.98      67.04
SSB     Scotland Bancorp Inc.             4.91      7.91        3.08         4.83         0.14          2.41       48.62      47.15
SSFC    South Street Financial Corp.      2.95      7.30        4.40         2.90         0.07          1.29       43.23      41.83
SSM     Stone Street Bancorp Inc.         4.75      8.10        3.43         4.66         0.14          2.33       48.51      46.98
STFR    St. Francis Capital Corp.         2.66      7.03        4.58         2.45         0.38          1.78       59.45      53.17
STSA    Sterling Financial Corp.          2.68      8.40        5.61         2.79         0.49          2.27       65.54      59.52
SVRN    Sovereign Bancorp Inc.            2.59      7.19        4.69         2.50         0.24          1.34       45.73      40.51
SWBI    Southwest Bancshares              3.38      7.47        4.30         3.17         0.19          1.72       54.63      51.90
SWCB    Sandwich Bancorp Inc.             3.73      7.28        3.72         3.56         0.50          2.36       56.31      50.18
SZB     SouthFirst Bancshares Inc.        3.85      7.52        3.94         3.58         1.51          4.13       81.08      73.11
THR     Three Rivers Financial Corp.      3.66      7.63        4.08         3.54         0.52          2.72       68.78      64.24
THRD    TF Financial Corp.                3.25      6.94        3.80         3.14         0.23          2.28       61.65      58.87
TPNZ    Tappan Zee Financial Inc.         3.79      7.48        3.79         3.69         0.12          2.46       64.47      63.33
TRIC    Tri-County Bancorp Inc.           3.13      7.39        4.34         3.05         0.17          1.77       55.01      52.53
TSBS    Trenton SB (MHC)                  3.59      6.94        3.51         3.43         0.33          2.36       57.51      53.37
TSH     Teche Holding Co.                 3.38      7.62        4.31         3.31         0.77          2.62       65.90      57.96
TWIN    Twin City Bancorp                 3.98      7.86        4.02         3.84         0.37          2.54       60.58      56.75
UBMT    United Financial Corp.            3.78      7.03        3.40         3.63         0.73          1.91       43.84      32.53
UFRM    United Federal Savings Bank       4.05      8.38        4.59         3.79         0.99          3.66       76.46      70.33
USAB    USABancshares, Inc.               4.54      8.71        4.30         4.41         1.01          3.41       60.81      51.85
VABF    Virginia Beach Fed. Financial     3.22      8.03        4.91         3.11         0.44          2.62       72.78      68.98
WAMU    Washington Mutual Inc.            2.94      7.37        4.58         2.80         0.86          1.96       51.06      36.03
WAYN    Wayne Savings Bancshares (MHC)    3.41      7.67        4.40         3.28         0.26          2.42       68.55      66.07
WBST    Webster Financial Corp.           3.17      7.08        4.05         3.02         0.51          1.99       52.11      44.09
WCBI    Westco Bancorp                    3.63      7.60        4.08         3.52         0.29          1.51       40.40      35.57
WCFB    Webster City Federal SB (MHC)     3.57      7.12        3.63         3.49         0.16          1.40       38.48      35.59
WEFC    Wells Financial Corp.             3.36      7.59        4.27         3.32         0.55          1.95       50.43      42.27
WEHO    Westwood Homestead Fin. Corp.     3.52      7.80        4.33         3.47         0.11          1.92       53.47      52.00


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
WES     Westcorp                          3.70      7.67        4.54         3.13         3.46          6.62      101.28     102.70
WFI     Winton Financial Corp.            3.11      8.04        4.99         3.05         0.15          1.99       61.46      59.58
WFSG    Wilshire Financial Services       1.94      9.34        7.59         1.75         7.40          5.53       66.72     (74.35)
WFSL    Washington Federal Inc.           3.68      8.22        4.64         3.58         0.09          0.70       18.41      16.37
WHGB    WHG Bancshares Corp.              3.93      7.25        3.48         3.77         0.12          2.32       59.46      58.16
WOFC    Western Ohio Financial Corp.      2.95      7.51        4.63         2.88         0.11          2.09       68.45      67.19
WRNB    Warren Bancorp Inc.               4.94      7.93        3.20         4.74         0.24          2.53       50.49      47.99
WSB     Washington Savings Bank, FSB      2.58      8.13        5.66         2.47         0.24          1.68       70.03      67.14
WSFS    WSFS Financial Corp.              3.49      8.20        4.78         3.42         0.68          2.34       55.91      47.07
WSTR    WesterFed Financial Corp.         3.48      7.37        4.15         3.21         0.70          2.67       64.87      57.22
WVFC    WVS Financial Corp.               3.61      7.67        4.10         3.57         0.12          1.56       42.16      40.14
WWFC    Westwood Financial Corp.          2.83      6.86        4.10         2.76         0.23          2.10       67.31      64.57
WYNE    Wayne Bancorp Inc.                3.59      7.63        4.10         3.53         0.23          2.35       64.55      62.25
YFCB    Yonkers Financial Corporation     3.85      7.45        3.69         3.76         0.29          2.17       53.32      49.70
YFED    York Financial Corp.              3.32      7.60        4.47         3.13         0.44          2.14       57.20      51.23
                                        --------------------------------------------------------------------------------------------
        Average                           3.46      7.51        4.19         3.32         0.50          2.26       58.59      52.59


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.          3.18      7.52        4.49         3.02         0.23          1.79       53.06      49.51
FFES    First Federal of East Hartford    2.28      6.76        4.54         2.22         0.16          1.39       58.33      55.25
FFIC    Flushing Financial Corp.          3.81      7.67        4.04         3.64         0.36          2.22       54.55      50.07
GAF     GA Financial Inc.                 3.54      7.34        3.90         3.45         0.32          1.95       51.11      46.59
JSB     JSB Financial Inc.                4.66      6.99        2.63         4.36         0.36          1.78       39.09      34.10
MASB    MASSBANK Corp.                    2.86      6.66        3.85         2.81         0.20          1.37       44.23      40.27
MDBK    Medford Bancorp Inc.              3.25      6.99        3.87         3.12         0.24          1.75       48.58      44.69
PWBC    PennFirst Bancorp Inc.            2.17      6.97        4.86         2.11         0.15          1.24       51.40      47.90
SFIN    Statewide Financial Corp.         3.69      7.36        3.78         3.59         0.23          2.44       63.67      61.29
SISB    SIS Bancorp Inc.                  3.68      7.11        3.62         3.49         0.88          2.87       65.55      56.85
STFR    St. Francis Capital Corp.         2.66      7.03        4.58         2.45         0.38          1.78       59.45      53.17
THRD    TF Financial Corp.                3.25      6.94        3.80         3.14         0.23          2.28       61.65      58.87
                                        --------------------------------------------------------------------------------------------
        Average                           3.25      7.11        4.00         3.12         0.31          1.91       54.22      49.88
        Median                            3.25      7.01        3.89         3.13         0.24          1.79       53.81      49.79
        Maximum                           4.66      7.67        4.86         4.36         0.88          2.87       65.55      61.29
        Minimum                           2.17      6.66        2.63         2.11         0.15          1.24       39.09      34.10

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
%CAL    California Federal Bank, a FSB    0.00    (1.29)     0.07          NA        NA       NA      NA         NA            NA
%CCMD   Chevy Chase Bank, FSB             0.13   (14.05)    41.61          NA        NA       NA      NA         NA            NA
AABC    Access Anytime Bancorp Inc.       3.77    13.54     (0.89)      12.83     7.598    8.088   5.822       7.51          7.51
AADV    Advantage Bancorp Inc.            7.04    (1.89)     9.06      220.85    57.000   57.000  38.000      30.60         28.47
ABBK    Abington Bancorp Inc.             0.29    10.58      6.37       67.52    32.000   33.000  25.500      19.43         17.61
ABCL    Alliance Bancorp Inc.            (9.42)   (8.14)    (8.96)     222.59    24.250   24.250  20.000      16.10         15.91
ABCW    Anchor BanCorp Wisconsin          6.00     6.09      5.34      318.14    29.125   30.000  24.125      13.82         13.58
AFBC    Advance Financial Bancorp         4.41    23.52      3.89       18.71    16.250   16.250  14.875      15.01         15.01
AFCB    Affiliated Community Bancorp     13.99    13.60     15.70      206.32    28.000   30.125  23.500      17.28         17.19
AFED    AFSALA Bancorp Inc.              18.20     8.16     21.47       26.03    14.625   14.813  12.563      15.92         15.92
AFFFZ   America First Financial Fund     10.93    12.83     16.30      303.53    41.500   41.938  39.000      29.41         29.10
AHCI    Ambanc Holding Co.               36.56    13.26      5.54       83.98    16.125   16.375  15.125      13.98         13.98
AHM     H.F. Ahmanson & Co.              (6.17)   (0.68)    (3.60)   5,959.71    56.813   57.563  44.938      20.17         17.14
ALBC    Albion Banc Corp.                12.72    14.47     19.43        7.00    25.750   25.750  22.000      24.25         24.25
ALBK    ALBANK Financial Corp.           12.74    15.89     (2.40)     582.72    42.250   45.875  37.125      26.69         23.51
AMFC    AMB Financial Corp.              39.11    23.96     50.47       15.42    15.625   15.625  14.000      14.95         14.95
ANA     Acadiana Bancshares Inc.         10.51    21.51     (1.04)      63.10    22.250   22.250  19.750      17.21         17.21
ANDB    Andover Bancorp Inc.              9.48    22.14      1.46      201.60    36.750   36.750  29.625      20.20         20.20
ANE     Alliance Bncorp of New England    6.20    10.73      8.76       27.86    16.750   18.000  13.172      10.95         10.69
ASBI    Ameriana Bancorp                 (4.73)    7.04     (6.28)      65.44    20.250   22.000  16.250      13.63         13.62
ASBP    ASB Financial Corp.              (0.07)   10.35     (2.22)      22.32    13.375   13.375  11.750      10.30         10.30
ASFC    Astoria Financial Corp.          12.52    36.31      1.27    1,175.37    50.313   50.313  45.375      29.51         24.96
ATSB    AmTrust Capital Corp.           (14.17)  (10.99)   (38.23)       7.37    13.875   13.875  12.500      14.46         14.32
AVND    Avondale Financial Corp.         (6.82)    0.33     15.00       59.41    17.500   17.563  13.625      13.18         13.18
BANC    BankAtlantic Bancorp Inc.        16.78     6.20     (1.07)     319.38    15.750   16.625  12.500       7.03          5.82
BDJI    First Federal Bancorporation      3.27     5.49      3.19       18.83    22.000   22.000  19.750      17.75         17.75
BFD     BostonFed Bancorp Inc.           (6.24)    3.25     (7.97)     115.12    21.063   22.063  18.000      15.43         14.86
BFFC    Big Foot Financial Corp.            NA       NA        NA       47.11    17.375   17.875  16.000      14.97         14.97
BFSB    Bedford Bancshares Inc.          11.00     1.93     14.25       33.13    24.500   25.250  23.500      18.04         18.04
BKC     American Bank of Connecticut      2.68    (9.25)     2.85      113.35    40.250   40.250  35.750      23.22         22.38
BKCT    Bancorp Connecticut Inc.         (4.26)    5.08     (0.99)     117.66    17.750   18.000  12.250       8.96          8.96
BKUNA   BankUnited Financial Corp.       74.86    75.18     34.51      132.27    13.125   13.313   9.625       7.94          6.25
BNKU    Bank United Corp.                18.46    34.84     (0.17)   1,394.16    44.250   44.250  35.875      18.94         18.51
BPLS    Bank Plus Corp.                  43.72     6.17     14.88      249.61    12.875   13.250  10.750       9.16          9.14
BSBC    Branford Savings Bank            (7.91)   (4.81)    (6.11)      39.77     5.500    5.500   4.500       2.69          2.69
BTHL    Bethel Bancorp                    3.68    (5.87)    (7.28)      15.15    13.250   13.250  11.000      13.71         11.51
BVCC    Bay View Capital Corp.            8.53    15.82     11.62      439.40    27.375   28.125  24.875      14.81         12.37
BWFC    Bank West Financial Corp.        23.59    16.60      8.98       45.90    12.667   12.667   9.000       8.87          8.87
BYFC    Broadway Financial Corp.          8.16    23.71     (0.85)      11.01    11.500   11.500  10.500      14.77         14.77
CAFI    Camco Financial Corp.            10.09    18.48      3.40       77.14    22.750   22.750  17.381      14.98         13.86
CAPS    Capital Savings Bancorp Inc.     (0.43)    6.34     (0.10)      45.64    17.500   17.500  15.500      11.70         11.70
CASB    Cascade Financial Corp.          63.38    64.71     95.53       43.18    15.125   15.125  12.000       8.36          8.36
CASH    First Midwest Financial Inc.     31.76    (3.67)    10.11       57.35    19.875   20.250  16.250      16.11         14.31
CATB    Catskill Financial Corp.          7.57     2.59      3.32       83.83    16.875   17.250  15.250      15.41         15.41
CBCI    Calumet Bancorp Inc.             (6.62)    8.43     (9.66)     103.30    30.833   31.583  24.833      25.01         25.01
CBES    CBES Bancorp Inc.                22.00    22.51     33.32       22.55    20.500   20.500  17.125      17.60         17.60
CBK     Citizens First Financial Corp.    9.41     6.67     (5.73)      46.51    18.375   18.563  15.375      16.30         16.30
CBSA    Coastal Bancorp Inc.             (4.66)  (11.30)     8.05      149.77    32.250   33.250  29.000      20.13         16.92
CBSB    Charter Financial Inc.           (1.57)    0.43     (0.83)      98.05    17.750   18.000  16.750      13.71         12.13
CCFH    CCF Holding Company              33.89    36.10     42.89       16.40    16.750   17.125  16.500      14.21         14.21
CEBK    Central Co-operative Bank        16.26    23.83     19.08       51.83    22.500   22.750  18.250      18.05         16.25
CENB    Century Bancorp Inc.              1.18    14.49      0.21       33.81    77.500   80.250  69.750      75.05         75.05
CENF    CENFED Financial Corp.            1.60     5.29      8.57      243.43    35.938   36.875  32.500      21.51         21.48
CFB     Commercial Federal Corp.          6.23     2.45    (10.96)   1,138.96    47.125   48.188  37.625      20.59         18.43
CFBC    Community First Banking Co.     (49.78)   15.27    (51.52)      95.34    37.750   37.750  31.875      31.49         31.07
CFCP    Coastal Financial Corp.          (6.97)   17.50     18.22      104.55    22.875   27.750  22.875       6.97          6.97
CFFC    Community Financial Corp.        17.93    15.83     37.49       34.48    21.500   23.250  21.500      18.99         18.99
CFNC    Carolina Fincorp Inc.             9.21    11.16     13.04       33.79    17.500   17.875  15.000      13.92         13.92
CFSB    CFSB Bancorp Inc.                 6.87     6.21     -3.27      179.07    28.875   31      23.25       13.03         13.03
CFTP    Community Federal Bancorp        13.24     5.50      3.00       97.20    17.750   18.500  17.250      13.40         13.40
CFX     CFX Corp.                       207.02   197.28    215.28      684.04    21.438   21.438  18.813      10.25          9.88
CIBI    Community Investors Bancorp       8.77    14.08      6.39       14.66    15.250   16.000  12.750      12.09         12.09
CKFB    CKF Bancorp Inc.                 (6.21)   (1.00)     4.43       16.71    19.000   20.000  19.000      16.91         16.91
CLAS    Classic Bancshares Inc.           5.09     9.41      0.89       21.94    15.750   16.250  13.875      15.13         12.85

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
CMRN    Cameron Financial Corp            8.46     4.47     12.67       53.16    19.250   19.250  17.125      17.43         17.43
CMSB    Commonwealth Bancorp Inc.        (1.90)   16.65      2.53      343.17    18.000   19.500  15.750      13.02         10.15
CMSV    Community Savings Bnkshrs(MHC)    5.39     8.63      2.78      178.32    36.250   36.875  22.000      16.22         16.22
CNIT    CENIT Bancorp Inc.               (4.42)    2.01     (0.89)     112.50    61.750   61.750  48.500      31.01         28.40
CNSB    CNS Bancorp Inc.                 (3.82)   15.74     (1.68)      35.13    17.750   18.500  16.000      14.34         14.34
CNY     Carver Bancorp Inc.               1.72     7.24      0.44       38.62    12.625   13.375  11.625      15.08         14.50
COFI    Charter One Financial            17.50    33.96      8.39    4,017.38    56.310   57.262  49.524      21.63         19.87
CONE    Conestoga Bancorp, Inc.           4.86    (4.86)     5.85          NA    20.625   20.780  20.125      17.58         17.58
COOP    Cooperative Bankshares Inc.       8.05     9.32      8.59       54.45    17.000   17.000  10.625       9.27          9.27
CRZY    Crazy Woman Creek Bancorp        41.84    14.35     11.84       14.77    15.063   15.125  13.250      14.88         14.88
CSA     Coast Savings Financial          (2.74)   (0.03)     2.06    1,178.43    52.438   52.750  44.438      25.21         24.92
CSBF    CSB Financial Group Inc.          7.07    (4.82)     6.29       12.36    12.000   12.500  11.000      12.99         12.27
CTZN    CitFed Bancorp Inc.              25.44    41.87     18.96      470.68    33.750   33.833  25.083      15.92         14.47
CVAL    Chester Valley Bancorp Inc.      (1.67)    8.91      1.99       59.66    23.000   23.000  19.286      12.89         12.89
DCBI    Delphos Citizens Bancorp Inc.     2.35    24.22      7.60       34.29    17.250   17.500  14.750      14.65         14.65
DIBK    Dime Financial Corp.             21.80    (9.75)    19.41      158.74    31.250   31.750  25.375      14.54         14.12
DIME    Dime Community Bancorp Inc.      21.39    26.73     14.25      314.04    20.375   20.375  18.563      14.81         12.76
DME     Dime Bancorp Inc.               (13.41)   27.77      1.71    2,607.13    21.063   21.750  17.000      10.38          9.88
DNFC    D & N Financial Corp.            36.11    44.09      4.91      220.02    21.125   21.500  18.625      11.18         11.07
DSL     Downey Financial Corp.           (2.15)   (7.52)    13.10      775.87    24.375   24.375  21.500      15.61         15.41
EBSI    Eagle Bancshares                 11.42    22.77     11.05      111.12    19.375   20.938  16.125      12.59         12.59
EFBC    Empire Federal Bancorp Inc.       7.27     6.67     14.85       42.77    17.625   17.750  14.375      15.51         15.51
EFBI    Enterprise Federal Bancorp       16.08    15.68      1.15       55.60    23.750   25.125  18.000      15.82         15.81
EGFC    Eagle Financial Corp.            16.65    (0.06)    (9.28)     333.17    40.000   40.250  30.750      22.91         18.23
EGLB    Eagle BancGroup Inc.             (4.93)   13.00      1.09       23.80    17.625   17.625  15.500      17.03         17.03
EIRE    Emerald Isle Bancorp Inc.        17.40    31.60      2.77       71.99    24.750   25.875  19.000      13.78         13.78
EMLD    Emerald Financial Corp.           0.27    13.89      0.41       98.90    16.250   16.250  13.375       9.28          9.14
EQSB    Equitable Federal Savings Bank   16.48    19.84      9.65       28.60    37.000   38.500  33.250      25.80         25.80
ESBK    Elmira Savings Bank (The)         0.77     6.64      0.01       21.72    29.750   29.750  19.500      21.07         20.52
ESX     Essex Bancorp Inc.                3.79    14.01     13.59        5.16     4.750    7.938   1.000       0.03         (0.16)
ETFS    East Texas Financial Services    11.54    18.42     (3.36)      20.53    20.500   20.500  18.000      20.34         20.34
FAB     FirstFed America Bancorp Inc.     5.95     6.07    (10.19)     182.85    21.875   22.125  17.625      15.63         15.63
FBBC    First Bell Bancorp Inc.         (18.56)   (1.96)    (2.95)     117.19    17.375   17.375  15.625      11.02         11.02
FBCI    Fidelity Bancorp Inc.             6.55     7.48    (14.20)      67.08    25.375   25.375  18.563      18.66         18.62
FBCV    1ST Bancorp                     (14.13)    9.25    (26.20)      28.01    24.000   27.333  19.333      21.75         21.34
FBER    1st Bergen Bancorp               (0.04)    2.65      2.30       54.07    18.375   19.500  15.250      13.57         13.57
FBHC    Fort Bend Holding Corp.           0.94   (29.79)     0.75       33.28    20.000   20.125  14.625      11.88         11.09
FBNW    FirstBank Corp.                  61.57    24.32    (13.11)      36.70    17.000   19.000  15.500      15.99         15.99
FBSI    First Bancshares Inc.            (2.97)    8.23      8.27       27.61    23.000   25.250  20.000      20.74         20.74
FCB     Falmouth Bancorp Inc.            10.55       NA     11.77       30.00    20.875   21.250  16.375      15.68         15.68
FCBF    FCB Financial Corp.              (2.44)   (0.56)    (1.36)     107.65    27.000   28.000  25.500      18.72         18.72
FCME    First Coastal Corp.             (10.01)    8.29     (3.78)      19.71    13.125   13.188   9.250      10.66         10.66
FDEF    First Defiance Financial         16.04     3.77      0.63      142.19    15.750   15.938  14.500      12.61         12.61
FED     FirstFed Financial Corp.         -8.45     4.52      0.28      413.58    34.125   34.875  30.75       20.01         19.81
FESX    First Essex Bancorp Inc.        (11.47)    4.91      6.43      158.06    20.375   20.500  16.500      11.90         10.41
FFBA    First Colorado Bancorp Inc.       0.73     6.75      1.15      438.65    21.500   21.500  17.375      12.00         11.84
FFBH    First Federal Bancshares of AR    8.91     8.74      6.20      110.16    21.313   21.625  20.375      16.64         16.64
FFBI    First Financial Bancorp Inc.     (1.37)   14.75     (3.95)       8.72    19.500   19.500  18.125      18.10         18.10
FFBS    FFBS BanCorp Inc.                12.82    10.63      7.48       35.38    21.250   26.000  21.000      15.07         15.07
FFBZ    First Federal Bancorp Inc.        4.85     6.62     (7.56)      30.91    18.750   20.250  17.000       9.06          9.05
FFCH    First Financial Holdings Inc.    10.98     8.21      0.01      302.49    37.875   39.250  30.000      16.45         16.45
FFDB    FirstFed Bancorp Inc.            (0.15)   (6.25)     3.36       24.49    17.750   18.281  16.531      14.77         13.52
FFDF    FFD Financial Corp.               1.00    23.71      1.33       26.91    16.500   16.500  14.125      14.86         14.86
FFED    Fidelity Federal Bancorp         (7.77)  (12.53)    (4.66)      28.26     9.000    9.750   8.375       5.15          5.15
FFES    First Federal of East Hartford    1.55    15.63     (5.73)      98.74    36.500   36.750  29.000      24.40         24.40
FFFC    FFVA Financial Corp.              6.00    (1.87)     4.07      150.98    31.625   33.000  26.250      17.84         17.48
FFFD    North Central Bancshares Inc.     4.25    20.02      8.80       60.43    18.000   18.000  15.750      15.13         15.13
FFFL    Fidelity Bankshares Inc. (MHC)   18.57    18.27      5.96      194.22    28.500   28.500  19.750      12.65         12.57
FFHH    FSF Financial Corp.              10.47    23.12      2.42       59.44    19.625   21.000  17.375      16.24         16.24
FFHS    First Franklin Corp.              7.48    (4.65)     7.35       33.97    23.500   23.750  19.750      17.49         17.39
FFIC    Flushing Financial Corp.         46.56    84.34     35.89      188.61    24.000   24.000  20.000      17.08         16.40
FFKY    First Federal Financial Corp.     5.52     7.52      5.13       92.77    21.875   23.000  20.750      12.60         11.89
FFLC    FFLC Bancorp Inc.                (3.84)   32.25      7.29       88.20    18.450   19.350  16.350      13.73         13.73
FFOH    Fidelity Financial of Ohio        3.02     8.18     (7.12)      83.70    16.000   16.375  14.625      12.34         10.94

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.    34.09     8.46      0.65      195.60    34.813   35.000  30.250      22.39         21.87
FFSL    First Independence Corp.          5.94    11.18     10.52       14.67    14.750   14.750  11.500      11.78         11.78
FFSX    First Fed SB of Siouxland(MHC)  (10.00)    5.03     (2.86)      90.30    29.500   30.750  22.000      14.08         13.97
FFWC    FFW Corp.                         3.14    20.08     (4.06)      29.98    30.500   31.750  26.125      24.64         22.36
FFWD    Wood Bancorp Inc.                 6.35    14.40      9.73       39.22    17.000   18.000  11.709       9.77          9.77
FFYF    FFY Financial Corp.               7.83     2.04     (1.05)     131.66    27.875   28.250  25.500      20.30         20.30
FGHC    First Georgia Holding Inc.       25.26    18.60     19.25       25.18     7.750    8.250   7.000       4.21          3.86
FIBC    Financial Bancorp Inc.           20.49     0.25      7.67       41.89    22.500   23.938  18.125      15.71         15.64
FISB    First Indiana Corporation         6.93     8.27      0.23      308.92    23.750   26.000  20.500      14.12         13.95
FKFS    First Keystone Financial         65.63    13.91     (1.45)      45.45    32.250   33.250  23.125      20.15         20.15
FKKYD   Frankfort First Bancorp Inc.      3.69     8.44     (4.28)      30.34    20.250   22.250  17.000      13.68         13.68
FLAG    FLAG Financial Corp.             29.81    24.63     (6.10)      36.92    16.125   16.500  14.000      10.66         10.66
FLFC    First Liberty Financial Corp.    13.10     6.61     32.78      260.90    21.500   22.500  21.000      12.30         11.09
FLGS    Flagstar Bancorp Inc.           109.50   108.28     47.45      263.15    20.750   21.500  16.000       8.89          8.54
FLKY    First Lancaster Bancshares       40.89    45.61      5.95       14.98    16.000   16.000  15.250      14.62         14.62
FMBD    First Mutual Bancorp Inc.       (14.66)    2.61     (8.12)      71.89    18.500   18.500  15.000      16.77         12.78
FMCO    FMS Financial Corp.              19.27    (1.03)     2.40       78.20    27.250   31.500  23.500      15.80         15.57
FMSB    First Mutual Savings Bank        17.67     7.59     27.70       75.75    17.833   18.250  11.500       7.53          7.53
FNGB    First Northern Capital Corp.     11.93    13.01      0.38      121.63    13.625   14.000  11.000       8.24          8.24
FOBC    Fed One Bancorp                   1.12    22.05     (4.03)      61.42    25.500   26.750  20.000      17.45         16.68
FPRY    First Financial Bancorp          15.07    16.41     12.26          NA    20.750   21.125  20.250      17.07         17.07
FSBI    Fidelity Bancorp Inc.            19.43    15.92      9.31       42.76    22.250   23.250  20.000      16.65         16.65
FSFC    First Southeast Financial Corp    1.73     4.33      0.10       66.37    16.063   16.063  13.438       8.2           8.2
FSFF    First SecurityFed Financial         NA       NA        NA      104.53        NA       NA      NA         NA            NA
FSLA    First Savings Bank (MHC)          4.53    15.41     (2.81)     352.79    32.273   32.273  24.773      12.39         11.26
FSNJ    Bayonne Bancshares Inc.           4.55    (1.77)    (9.63)     109.73    12.500   13.063   9.206      10.58         10.58
FSPG    First Home Bancorp Inc.           2.06    12.24     18.86       62.29    22.000   22.375  18.875      13.31         13.11
FSPT    FirstSpartan Financial Corp.   (110.08)   18.24     (8.78)     169.46    38.750   39.000  35.000      29.17         29.17
FSSB    First FS&LA of San Bernardino    12.49   (10.05)    13.89        3.16     9.750   10.500   9.000      13.68         13.18
FSTC    First Citizens Corp.             (1.96)    5.44     (2.48)      79.57    23.333   23.417  17.500      12.44          9.80
FTF     Texarkana First Financial Corp   17.16     9.07      8.78       46.02    23.750   24.875  19.625      15.32         15.32
FTFC    First Federal Capital Corp.      (3.13)    9.61     22.87      279.53    29.000   29.000  23.000      11.46         10.80
FTNB    Fulton Bancorp Inc.              12.55     5.88      1.37       37.82    24.000   26.500  19.750      14.88         14.88
FTSB    Fort Thomas Financial Corp.       3.73     9.65      8.41       22.43    13.125   13.125  10.375      10.56         10.56
FWWB    First SB of Washington Bancorp    9.10    13.79     12.25      265.13    24.750   24.875  21.625      15.83         14.62
GAF     GA Financial Inc.                28.04    33.72     (1.62)     155.96    18.625   19.000  16.500      14.72         14.58
GBCI    Glacier Bancorp Inc.              4.48     6.6      20.71      150.00    18.875   19.5    17.75        8.41          8.2
GDVS    Greater Delaware Valley (MHC)     7.21    (0.77)     9.97      104.72    25.250   25.250  15.125       8.85          8.85
GDW     Golden West Financial             1.36    11.32      3.30    5,321.84    89.750   90.938  71.813      45.36         45.36
GFCO    Glenway Financial Corp.           8.58    14.75      5.56       42.21    15.000   15.250  11.500      12.17         12.02
GFED    Guaranty Federal SB (MHC)        21.41    24.26    (11.02)      81.25    22.500   24.250  16.750       8.76          8.76
GFSB    GFS Bancorp Inc.                 10.57     7.90     14.74       16.86    15.000   15.500  13.375      11.01         11.01
GLMR    Gilmer Financial Svcs, Inc.       7.45     2.51     20.03        2.70    11.000   12.000  11.000      19.88         19.88
GOSB    GSB Financial Corp.             246.95       NA     67.93       37.94        NA       NA      NA         NA            NA
GPT     GreenPoint Financial Corp.       (6.20)   17.05     (5.05)   2,944.29    63.375   66.000  58.688      33.65         18.04
GSB     Golden State Bancorp Inc.         5.28     5.71     (0.77)   1,728.11    29.875   31.500  26.750      16.16         14.46
GSBC    Great Southern Bancorp Inc.      11.13    14.23     19.41      205.91    19.000   19.500  16.000       7.79          7.79
GSFC    Green Street Financial Corp.      7.69     5.34     15.54       79.52    20.750   20.750  17.125      14.64         14.64
GSLA    GS Financial Corp.               25.40    17.07    (11.45)      61.03    16.375   16.375  14.875      16.44         16.44
GTFN    Great Financial Corp.           (20.05)   (7.29)     5.44      702.41    42.625   42.875  32.875      21.08         20.23
GTPS    Great American Bancorp            7.57    37.38     12.08       32.24    19.250   19.250  16.500      18.44         18.44
GUPB    GFSB Bancorp Inc.                68.96    51.28     17.12       16.21    21.250   22.000  18.500      17.60         17.60
GWBC    Gateway Bancorp Inc.             (7.64)    7.89    (12.59)      21.23    18.000   18.250  17.500      16.15         16.15
HALL    Hallmark Capital Corp.            8.44    12.46     (0.44)      42.21    12.875   13      10.5        10.59         10.59
HARB    Harbor Florida Bancorp (MHC)      5.12     7.62      2.95      331.98    56.000   58.219  43.250      19.46         18.85
HARL    Harleysville Savings Bank        10.19     2.25      1.30       47.36    26.500   27.750  21.750      13.76         13.76
HARS    Harris Financial Inc. (MHC)      12.91     6.28    (11.82)     660.82    15.750   16.000   7.083       5.12          4.53
HAVN    Haven Bancorp Inc.               11.62    33.69     24.01      191.89    21.375   21.500  17.813      12.54         12.50
HBBI    Home Building Bancorp           (29.45)    4.92    (41.96)       6.62    22       23      20.5        20.43         20.43
HBEI    Home Bancorp of Elgin Inc.      (11.41)   15.97     (6.53)     127.69    17.875   19.313  16.750      13.77         13.77
HBFW    Home Bancorp                      8.63    17.84     12.85       69.43    20.875   20.875  20.125      17.62         17.62
HBNK    Highland Federal Bank FSB         9.21    13.94    (23.83)      73.60    31.000   31.000  25.000      17.20         17.20
HBS     Haywood Bancshares Inc.           6.33    10.40      5.12       25.94    21.625   21.750  17.375      17.33         16.74
HCBB    HCB Bancshares Inc.              (0.84)   14.44     (7.28)      36.70    13.750   14.125  12.875      14.43         13.91

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
HCFC    Home City Financial Corp.         0.83    26.72     11.21       15.72    15.000   16.250  13.750      15.20         15.20
HEMT    HF Bancorp Inc.                  26.66    34.21      8.28      109.93    16.500   17.000  13.875      13.26         11.05
HFFB    Harrodsburg First Fin Bancorp     2.82     2.03      0.46       36.19    14.875   16.000  14.875      15.68         15.68
HFFC    HF Financial Corp.                9.09    (0.24)    15.68       77.85    25.750   27.000  21.250      18.22         18.22
HFGI    Harrington Financial Group       66.47    23.95      8.07       40.30    13.000   13.500  11.000       7.74          7.74
HFNC    HFNC Financial Corp.            (11.67)   17.20     (1.38)     255.74    16.125   17.125  14.875       9.48          9.48
HFSA    Hardin Bancorp Inc.              34.61    15.02      8.96       15.25    17.750   18.250  15.000      15.75         15.75
HHFC    Harvest Home Financial Corp.     21.63    10.50     (3.41)      13.49    10.875   11.500  10.250      11.31         11.31
HIFS    Hingham Instit. for Savings      (2.47)    3.07      2.49       36.34    27.375   28.625  21.000      16.10         16.10
HMCI    HomeCorp Inc.                    -5.71    -4.03     -7.25       46.74    17.25    18      14          13.07         13.07
HMLK    Hemlock Federal Financial Corp   (6.42)   26.52     (1.80)      35.56    15.375   15.625  13.875      15.06         15.06
HMNF    HMN Financial Inc.                1.40     9.59      1.42      108.25    24.750   25.750  22.375      20.09         20.09
HOMF    Home Federal Bancorp              6.63     6.91     (1.85)     137.91    21.500   22.833  18.833      11.77         11.42
HPBC    Home Port Bancorp Inc.            4.56    13.84     35.84       42.13    23.625   23.750  19.250      11.65         11.65
HRBF    Harbor Federal Bancorp Inc.       1.54     5.28      2.69       38.31    22.750   22.750  18.750      16.74         16.74
HRZB    Horizon Financial Corp.           9.54    11.16      8.86      132.05    16.063   16.500  14.875      11.17         11.17
HTHR    Hawthorne Financial Corp.        13.01    21.92     11.61       70.25    18.000   18.000  12.250      14.01         14.01
HWEN    Home Financial Bancorp          (11.28)   11.59     (4.50)       7.66    16.688   17.250  14.875      15.61         15.61
HZFS    Horizon Financial Svcs Corp.      8.44    17.85     (9.41)       9.79    10.000   10.000   9.375      10.27         10.27
IBSF    IBS Financial Corp.               0.77    14.24      1.71      191.61    17.063   18.750  15.625      11.69         11.69
IFSB    Independence Federal Svgs Bank  (10.68)  (17.96)     4.06       17.94    14.125   14.75    8.75       14.23         12.67
INBI    Industrial Bancorp Inc.           8.68    13.44      7.21       93.11    18.000   18.000  13.625      11.76         11.76
INCB    Indiana Community Bank SB        10.19    (2.42)    11.05       18.90    16.000   17.000  15.000      12.38         12.38
IPSW    Ipswich Savings Bank             27.73    39.93     31.45       32.76    13.250   14.125   7.875       4.78          4.78
ISBF    ISB Financial Corp.               3.78    16.55      3.42      194.95    27.500   27.500  24.000      17.75         15.19
ITLA    ITLA Capital Corp.               24.16    31.33     27.50      143.99    20.250   20.250  15.750      12.32         12.27
IWBK    InterWest Bancorp Inc.           46.74     4.55     (0.87)     322.01    40.250   43.250  37.000      16.13         15.84
JOAC    Joachim Bancorp Inc.              1.55     6.42      0.18       10.84    15.250   15.250  14.250      13.66         13.66
JSB     JSB Financial Inc.               (0.01)   14.77     (3.47)     482.91    48.938   49.375  41.000      35.91         35.91
JSBA    Jefferson Savings Bancorp       (10.61)  (10.99)    (2.39)     212.14    40.375   40.375  28.250      24.57         19.27
JXSB    Jacksonville Savings Bk (MHC)     3.66     3.37      3.24       33.39    21.000   22.500  16.625      13.62         13.62
JXVL    Jacksonville Bancorp Inc.        14.35    18.34     15.21       46.73    15.063   15.125  13.250      13.55         13.55
KFBI    Klamath First Bancorp           138.58    15.06    247.74      222.91    22.125   22.500  18.625      15.64         14.22
KNK     Kankakee Bancorp Inc.            (2.04)    6.42     (2.48)      49.89    31.500   31.875  29.000      27.25         25.69
KSAV    KS Bancorp Inc.                  14.38    10.66     12.52       19.92    18.000   19.125  18.000      16.44         16.43
KSBK    KSB Bancorp Inc.                 10.33    23.46     10.24       22.29    13.250   16.000  12.500       8.90          8.46
KYF     Kentucky First Bancorp Inc.      (3.45)    3.31     (4.99)      18.82    14.125   14.250  10.625      11.29         11.29
LARK    Landmark Bancshares Inc.         (0.64)      NA      3.69       39.26    25.250   27.250  20.000      18.99         18.99
LARL    Laurel Capital Group Inc.        (3.79)   (2.43)    (5.07)      40.15    24.875   24.875  21.000      15.20         15.20
LFBI    Little Falls Bancorp Inc.        32.58    52.55      1.57       52.16    18.500   18.500  15.250      14.53         13.40
LFCO    Life Financial Corp.            202.39   270.15     68.33      102.21    18.375   19.250  13.625       7.56          7.56
LFED    Leeds Federal Savings Bk (MHC)   (2.19)    8.68      1.92      117.89    20.167   21.500  12.833       9.19          9.19
LIFB    Life Bancorp Inc.                (0.51)   (2.94)     1.31      350.82    26.375   26.625  23.625      16.17         15.72
LISB    Long Island Bancorp Inc.          1.49     3.41      2.62    1,147.09    47.000   47.500  35.188      22.74         22.53
LOGN    Logansport Financial Corp.       12.74    10.13      8.88       19.22    15.250   16.000  13.250      12.86         12.86
LONF    London Financial Corporation     (0.31)   (0.07)     4.92        8.11    15.375   15.625  14.750      14.76         14.76
LSBI    LSB Financial Corp.              12.67    11.84     14.38       25.43    26.000   26.500  20.250      20.24         20.24
LSBX    Lawrence Savings Bank           (14.56)   (8.44)     2.56       63.73    12.625   12.875  10.938       7.84          7.84
LVSB    Lakeview Financial               20.13    33.26     (2.92)     111.04    16.500   16.938  13.625      13.71         11.75
LXMO    Lexington B&L Financial Corp.    (3.43)    5.15     (2.59)      19.64    16.625   16.625  14.125      14.73         14.73
MAFB    MAF Bancorp Inc.                  5.92    15.05     (0.96)     517.23    32.375   34.750  27.417      17.22         15.13
MARN    Marion Capital Holdings          15.04    10.10     (3.91)      49.33    28.000   28.000  22.000      22.22         22.22
MASB    MASSBANK Corp.                   12.08    19.91     11.24      166.08    47.5     47.5    35.625      28.25         27.83
MBB     MSB Bancorp Inc.                (19.61)      NA    (20.38)      87.10    28.875   28.875  19.875      22.40         11.94
MBBC    Monterey Bay Bancorp Inc.        (3.05)   14.43     (2.01)      62.17    20.500   20.500  16.000      15.60         14.46
MBLF    MBLA Financial Corp.            (18.41)    8.79      9.20       34.22    26.250   27.000  23.250      22.35         22.35
MBSP    Mitchell Bancorp Inc.            18.54     8.37     33.95       16.06    17.250   17.375  16.375      15.36         15.36
MCBN    Mid-Coast Bancorp Inc.           11.61     1.55     19.95        6.70    27.000   27.000  19.500      22.65         22.65
MCBS    Mid Continent Bancshares Inc.    (3.26)   33.05    (17.29)      85.34    38.250   38.375  29.250      20.20         20.20
MDBK    Medford Bancorp Inc.             12.60    10.12     (0.21)     171.43    36.000   36.500  29.250      21.96         20.58
MECH    Mechanics Savings Bank            3.48     9.81     (5.24)     148.21    26.250   26.250  18.875      16.33         16.33
MERI    Meritrust Federal SB              8.45     3.41      7.97       53.42    47.000   47.000  39.000      24.89         24.89
METF    Metropolitan Financial Corp.     21.57   (27.58)    13.39      102.24    19.000   20.000  15.500       9.90          9.03
MFBC    MFB Corp.                        12.38    30.60     10.43       38.79    23.250   23.500  19.000      20.31         20.31

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
MFCX    Marshalltown Financial Corp.     (6.39)   17.50    (10.13)      24.35    17.250   17.250  15.500      14.37         14.37
MFFC    Milton Federal Financial Corp.   19.42    23.26     11.97       35.44    15.250   15.250  13.625      12.31         12.31
MFLR    Mayflower Co-operative Bank      10.70    (2.85)     3.45       22.04    23.000   24.500  16.750      13.97         13.75
MFSL    Maryland Federal Bancorp          6.07     0.85      7.84      171.39    21.500   25.250  19.250      15.42         15.24
MIFC    Mid-Iowa Financial Corp.          7.89     2.61     38.27       19.72     9.750   10.000   8.500       7.19          7.18
MIVI    Mississippi View Holding Co.     (7.05)      NA     (1.21)      12.95    17.000   17.250  14.625      16.30         16.30
MLBC    ML Bancorp Inc.                  47.45    59.55     42.82      350.03    27.375   27.375  18.750      14.41         13.44
MONT    Montgomery Financial Corp.       (5.47)   16.92      6.41       20.56    12.000   12.375  11.000      11.81         11.81
MRKF    Market Financial Corp.           (3.23)    9.91     (6.85)      20.62    15.000   15.250  13.250      14.89         14.89
MSBF    MSB Financial Inc.               12.40     9.64      2.09       24.06    17.250   18.000  11.875      10.33         10.33
MSBK    Mutual Savings Bank FSB         (11.45)   24.54     (3.43)      55.63    14.625   14.625   9.750       9.73          9.73
MWBI    Midwest Bancshares Inc.           9.03    16.77     (3.60)      18.07    13.583   13.583  10.417      10.18         10.18
MWBX    MetroWest Bank                   13.59     7.64     10.14      129.97     7.688    7.688   5.625       3.13          3.13
MWFD    Midwest Federal Financial         8.96    17.68     (0.66)      44.15    23.500   23.500  19.000      11.70         11.31
NASB    North American Savings Bank      27.47    19.39     10.55      120.76    47.750   47.750  38.000      25.37         24.52
NBN     Northeast Bancorp                 5.56     5.21     (0.38)      41.30    19.000   19.875  14.438      14.27         12.61
NBSI    North Bancshares Inc.             8.35    (5.51)     8.33       25.09    24.000   24.500  19.250      17.04         17.04
NEIB    Northeast Indiana Bancorp        31.79    33.84     42.16       35.25    19.500   20.250  14.750      15.51         15.51
NHTB    New Hampshire Thrift Bncshrs      5.15    (3.32)     8.01       44.61    20.750   20.750  15.500      12.04         10.34
NMSB    NewMil Bancorp Inc.              (7.00)   (3.47)     4.26       51.77    14.250   14.250  10.875       8.42          8.42
NSLB    NS&L Bancorp Inc.                11.17    15.69     12.96       13.09    17.250   17.250  16.250      16.51         16.51
NSSB    Norwich Financial Corp.          (6.64)   (0.53)    (7.40)     171.12    29.000   29.250  20.750      15.05         13.66
NSSY    NSS Bancorp Inc.                  4.27    (6.46)    (4.29)      97.94    36.000   37.000  28.375      22.49         21.83
NTMG    Nutmeg Federal S&LA              10.59    10.36     (8.78)       9.44    11.250   11.250   8.500       7.84          7.84
NWEQ    Northwest Equity Corp.            0.26     5.83     (3.80)      15.94    16.125   16.750  14.625      14.53         14.53
NWSB    Northwest Savings Bank (MHC)      1.79    11.28     11.74      712.99    12.813   13.125   7.813       4.33          4.09
NYB     New York Bancorp Inc.            (4.81)    2.96     (1.56)     794.12    29.938   32.000  26.344       7.93          7.93
OCFC    Ocean Financial Corp.            11.35    15.85      2.05      300.56    35.500   35.750  33.063      27.63         27.63
OCN     Ocwen Financial Corp.            24.32    47.30    (41.42)   1,580.70    21.063   22.375  16.063       6.91          6.73
OFCP    Ottawa Financial Corp.            2.62     4.54      3.64      155.94    27.125   27.125  20.455      14.15         11.43
OHSL    OHSL Financial Corp.              7.94     6.03     15.70       34.26    26.000   26.000  23.250      21.42         21.42
OSFS    Ohio State Financial Services    50.14    (2.31)   (19.37)       9.59    15.500   15.500  15.500      16.47         16.47
OTFC    Oregon Trail Financial Corp.        NA       NA        NA       74.83        NA       NA      NA         NA            NA
PALM    Palfed Inc.                       2.19     6.42      7.95      152.69    24.625   24.625  15.5        10.74         10.74
PBCI    Pamrapo Bancorp Inc.              1.05     5.45     (0.93)      71.07    23.750   24.000  19.750      16.89         16.77
PBCT    People's Bank (MHC)              (7.05)  (15.89)     1.65    2,177.61    32.063   32.250  25.750      11.41         11.40
PBHC    Oswego City Savings Bk (MHC)      4.41     9.84     (5.90)      54.62    22.125   22.125  12.875      12.02         10.10
PBKB    People's Bancshares Inc.         90.00   165.42     15.66       68.94    20.000   20.000  15.250       8.96          8.59
PCBC    Perry County Financial Corp.      6.98    29.54     (9.68)      19.25    20.000   20.000  18.750      18.81         18.81
PDB     Piedmont Bancorp Inc.            12.33    16.42      0.15       30.26    10.875   11.125  10.000       7.56          7.56
PEEK    Peekskill Financial Corp.        (2.89)    9.12     (1.68)      55.88    16.750   17.250  15.250      14.81         14.81
PERM    Permanent Bancorp Inc.            0.30     2.45     (6.79)      55.21    24.000   26.500  22.750      20.25         19.98
PERT    Perpetual Bank (MHC)             17.16    23.38     17.24       79.93    29.500   29.750  24.125      20.14         20.14
PFDC    Peoples Bancorp                   4.22    11.01      3.38       84.80    19.500   20.667  14.833      13.06         13.06
PFED    Park Bancorp Inc.                (2.40)    4.97      3.30       43.77    17.750   17.750  15.875      16.61         16.61
PFFB    PFF Bancorp Inc.                 (2.42)   (0.55)    (2.29)     345.77    19.375   20.000  18.063      14.69         14.54
PFFC    Peoples Financial Corp.         (14.28)   33.49    (17.68)      20.34    15.625   15.625  15.000      15.78         15.78
PFNC    Progress Financial Corp.         17.28    13.08     30.99       61.67    14.688   15.125   9.762       5.85          5.22
PFSB    PennFed Financial Services Inc   12.77    15.82     24.76      167.58    31.500   31.500  27.125      22.43         18.99
PFSL    Pocahontas FS&LA (MHC)            4.98    17.59      6.50       56.93    33.000   35.000  20.750      14.85         14.85
PHBK    Peoples Heritage Finl Group      33.26    18.55      5.18    1,204.89    42.313   43.125  36.250      16.42         14.02
PHFC    Pittsburgh Home Financial Corp   26.60    22.48     (0.11)      36.43    19.125   19.500  15.000      14.63         14.48
PHSB    Peoples Home Savings Bk (MHC)   (15.52)    3.22    (15.61)      52.44    17.000   17.250  13.625      10.22         10.22
PKPS    Poughkeepsie Financial Corp.      1.72     1.47      7.90      132.25     9.250    9.375   7.250       5.91          5.91
PLSK    Pulaski Savings Bank (MHC)        3.70     0.90      3.40       41.14    18.250   18.250  13.250      10.36         10.36
PMFI    Perpetual Midwest Financial       4.47    24.95      6.52       53.38    22.250   23.000  18.750      18.24         18.24
PRBC    Prestige Bancorp Inc.             6.23    10.50      5.26       17.61    18.875   18.875  15.625      16.88         16.88
PROV    Provident Financial Holdings     16.33    24.50     11.23      103.98    19.750   20.125  16.750      17.66         17.66
PSBK    Progressive Bank Inc.             2.64    (9.00)     1.39      135.92    34.250   38.000  27.500      20.18         18.18
PSFC    Peoples-Sidney Financial Corp.   (1.19)   11.18     (3.35)      30.80    16.500   17.000  13.625      15.72         15.72
PSFI    PS Financial Inc.                14.69   (10.61)    (6.76)      37.85    17.125   18.000  14.000      14.76         14.76
PTRS    Potters Financial Corp.           5.04    18.46      5.79       17.36    14.125   14.125  10.500      11.21         11.21
PULB    Pulaski Bank, Svgs Bank (MHC)     5.41    13.00      1.08       62.82    18.375   19.625  17.375      11.23         11.23
PULS    Pulse Bancorp                     4.47    24.93     (1.92)      80.09    24.000   25.250  20.000      14.03         14.03

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
PVFC    PVF Capital Corp.                10.93    15.71     36.78       52.13    20.250   21.750  16.705      10.63         10.63
PVSA    Parkvale Financial Corporation    5.73    13.97      6.43      149.35    26.100   26.500  21.400      15.20         15.10
PWBC    PennFirst Bancorp Inc.            2.64     6.65      3.13       97.58    17.625   19.500  14.318      12.96         11.52
PWBK    Pennwood Bancorp Inc.           -18.7     24.94      8.04       10.89    17.75    17.75   14.75       15.34         15.34
QCBC    Quaker City Bancorp Inc.         22.77     9.09      6.86      105.14    22.750   22.750  17.563      15.33         15.33
QCFB    QCF Bancorp Inc.                  3.74    15.73      3.35       39.44    25       26.25   21.25       18.83         18.83
QCSB    Queens County Bancorp Inc.       20.22    23.98      7.91      547.68    34.542   36.167  29.792      13.26         13.26
RARB    Raritan Bancorp Inc.             29.34    12.59      2.50       66.42    25.000   25.500  19.500      12.64         12.45
REDF    RedFed Bancorp Inc.              24.15    29.78     15.53      143.13    17.375   18.000  15.750      11.21         11.17
RELI    Reliance Bancshares Inc.         (0.19)   (8.09)     2.41       22.56     8.500    9.000   8.000       9.18          9.18
RELY    Reliance Bancorp Inc.            11.73    (0.53)     4.86      301.67    33.000   33.000  27.688      19.29         14.17
RIVR    River Valley Bancorp             (5.64)   (1.09)    (1.19)      22.17    17       17.25   15.5        14.8          14.59
ROSE    TR Financial Corp.               15.74    19.80    (12.66)     598.13    31.875   31.875  23.000      13.94         13.94
RSLN    Roslyn Bancorp Inc.              39.86   135.39     23.66    1,020.14    22.250   24.313  21.438      14.04         13.97
RVSB    Riverview Bancorp Inc.           91.61     7.67     47.16       94.60    12.816   12.816   8.281       9.56          9.21
SBFL    SB of the Finger Lakes (MHC)     18.98    26.70     21.31       53.55    24.000   25.500  17.250      11.92         11.92
SBOS    Boston Bancorp (The)            (36.27)  (23.33)     3.59          NA    41.750   42.250  36.250      40.29         40.29
SCBS    Southern Community Bancshares     1.51    17.18      4.60       21.61    14.625   14.625  13.500      13.19         13.19
SCCB    S. Carolina Community Bancshrs   (8.40)   (0.10)   (11.03)      16.07    23.375   25.250  18.500      17.35         17.35
SFED    SFS Bancorp Inc.                  2.88    14.87      5.01       28.93    22.250   23.000  16.875      17.64         17.64
SFFC    StateFed Financial Corp.          8.70    (1.62)    15.79       21.80    12.875   13.375   9.500       9.86          9.86
SFIN    Statewide Financial Corp.        17.76     1.49     (5.36)     105.40    21.500   21.625  18.000      14.34         14.32
SFSB    SuburbFed Financial Corp.         5.49    21.59     (3.95)      43.80    31.750   32.000  25.750      22.73         22.65
SFSL    Security First Corp.             16.90    13.30     12.89      161.00    19.000   19.250  14.667       8.31          8.18
SGVB    SGV Bancorp Inc.                 (0.36)   34.54      6.40       42.17    17.875   17.875  13.750      12.98         12.78
SHEN    First Shenango Bancorp Inc.      (9.70)    0.86      7.83       68.79    31.500   31.750  25.500      22.55         22.55
SHSB    SHS Bancorp Inc.                 26.41     5.49     (2.01)      13.22        NA       NA      NA         NA            NA
SISB    SIS Bancorp Inc.                  5.15    15.81      2.45      211.37    34.750   34.750  27.625      18.94         18.94
SKAN    Skaneateles Bancorp Inc.         (0.09)    3.19     (0.40)      27.26    19.000   19.167  13.833      12.10         11.75
SKBO    First Carnegie Deposit (MHC)     (0.05)   (0.17)    (4.66)      43.99    19.125   19.250  13.250      10.61         10.61
SMBC    Southern Missouri Bancorp Inc.    7.24    15.46     (4.75)      31.44    17.625   18.000  17.000      16.36         16.36
SMFC    Sho-Me Financial Corp.           19.52    16.90      2.54       76.08    42.500   43.125  36.750      22.63         22.63
SOBI    Sobieski Bancorp Inc.            12.46    22.17     (6.21)      15.20    17.000   17.750  14.750      17.26         17.26
SOPN    First Savings Bancorp Inc.        1.49     8.40      4.15       89.19    23.875   23.875  20.000      18.43         18.43
SOSA    Somerset Savings Bank             4.54     2.98      5.13       80.14     5.250    5.250   2.563       2.06          2.06
SPBC    St. Paul Bancorp Inc.            (5.46)   (8.09)    (0.86)     867.00    25.000   25.000  22.000      11.98         11.95
SRN     Southern Banc Co.                 2.77    20.85      1.58       21.84    16.125   16.375  15.250      14.74         14.61
SSB     Scotland Bancorp Inc.           (29.25)  (12.07)     6.48       19.61    12.500   19.250  12.500       7.61          7.61
SSFC    South Street Financial Corp.     (2.02)    5.43     (1.92)      86.00    19.500   19.500  16.375      14.84         14.84
SSM     Stone Street Bancorp Inc.        (5.06)   16.60     (0.32)      42.71    21.250   22.000  20.750      16.32         16.32
STFR    St. Francis Capital Corp.         3.67    13.10     12.34      209.52    37.375   38.000  33.875      24.54         21.71
STSA    Sterling Financial Corp.         43.67    20.05     14.78      161.75    19.063   20.375  17.625      12.98         11.88
SVRN    Sovereign Bancorp Inc.           33.73    92.44     12.63    1,735.34    17.500   17.500  14.688       7.33          5.99
SWBI    Southwest Bancshares             (3.51)    0.17     (4.30)      65.80    20.750   21.750  20.188      16.01         16.01
SWCB    Sandwich Bancorp Inc.             7.87    17.80     11.48       86.36    37.000   39.000  30.250      21.16         20.34
SZB     SouthFirst Bancshares Inc.       18.83    27.83     (7.99)      17.16    16.000   16.000  13.875      16.06         16.06
THR     Three Rivers Financial Corp.     (3.84)   11.18      3.54       16.68    16.625   16.813  15.625      15.75         15.69
THRD    TF Financial Corp.               (9.62)  (70.73)   (14.98)      90.84    25.375   25.438  19.125      19.21         16.96
TPNZ    Tappan Zee Financial Inc.         1.46     8.65      1.89       29.39    18.625   18.625  16.5        14.36         14.36
TRIC    Tri-County Bancorp Inc.          (5.74)   22.43      4.05       16.05    23.125   24.250  21.250      23.13         23.13
TSBS    Trenton SB (MHC)                  5.03    14.88      4.49      346.00    33.125   33.125  19.375      11.97         10.77
TSH     Teche Holding Co.                (2.12)    5.94      2.52       70.90    20.625   20.625  17.500      15.81         15.81
TWIN    Twin City Bancorp                (1.54)   (4.84)    (3.38)      18.29    13.500   13.875  12.833      10.87         10.87
UBMT    United Financial Corp.           (9.54)   (2.03)   (10.52)      31.81    23.750   24.250  22.000      20.24         20.24
UFRM    United Federal Savings Bank      14.83    42.04     14.83       36.12    12.500   12.500  11.500       6.82          6.82
USAB    USABancshares, Inc.             132.22   250.03     79.14        7.23     8.500    9.750   7.406       6.73          6.63
VABF    Virginia Beach Fed. Financial    (7.98)   (7.04)     0.85       83.71    16.250   16.750  13.250       8.70          8.70
WAMU    Washington Mutual Inc.           13.28    20.27     (3.64)  18,323.79    69.750   70.250  58.875      20.28         18.79
WAYN    Wayne Savings Bancshares (MHC)   (6.28)   (1.88)    (3.90)      69.91    24.750   24.750  17.000      10.58         10.58
WBST    Webster Financial Corp.          58.36    26.26     25.79      869.16    58.750   59.063  44.000      26.83         23.10
WCBI    Westco Bancorp                   (3.26)    5.98     (2.15)      65.56    27.000   27.000  25.500      19.42         19.42
WCFB    Webster City Federal SB (MHC)    (0.92)   (1.53)    (2.43)      44.63    19.000   19.000  15.625      10.52         10.52
WEFC    Wells Financial Corp.             5.40     7.01      2.21       34.29    16.500   17.000  15.000      14.86         14.86
WEHO    Westwood Homestead Fin. Corp.    24.43    34.60     16.99       49.39    18.000   18.000  14.125      14.20         14.20

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
WES     Westcorp                          8.61    13.16    (11.86)     436.50    22.875   22.875  17.938      13.00         12.97
WFI     Winton Financial Corp.            9.00     9.96     10.55       38.98    17.375   17.500  12.500      11.72         11.49
WFSG    Wilshire Financial Services      58.08    10.59    (33.74)     211.96    26.125   26.125  16.250       9.55          9.55
WFSL    Washington Federal Inc.          (2.83)    2.01      4.95    1,549.97    29.625   29.750  25.563      15.11         13.87
WHGB    WHG Bancshares Corp.              7.22     4.57     12.00       23.76    15.250   15.250  13.750      14.16         14.16
WOFC    Western Ohio Financial Corp.      0.94    (2.41)     3.66       63.02    27.125   27.125  21.250      23.40         21.84
WRNB    Warren Bancorp Inc.               6.83    13.02      2.22       77.97    19.500   19.625  17.250      10.20         10.20
WSB     Washington Savings Bank, FSB     14.77   (25.56)    14.79       30.98     6.250    7.000   4.875       5.16          5.16
WSFS    WSFS Financial Corp.             (3.43)    9.78     (9.36)     250.40    18.375   18.750  13.500       6.66          6.61
WSTR    WesterFed Financial Corp.        18.23    16.04     (0.15)     134.20    26.000   26.375  20.125      19.03         15.35
WVFC    WVS Financial Corp.             (16.91)    5.74    (12.69)      54.63    29.125   29.25   25.75       19.38         19.38
WWFC    Westwood Financial Corp.         (3.48)  (10.49)    (4.30)      17.83    27.625   27.625  18.250      15.95         14.27
WYNE    Wayne Bancorp Inc.                9.59    14.27     12.40       43.80    24.500   24.875  19.000      16.49         16.49
YFCB    Yonkers Financial Corporation    34.53   134.68      7.40       56.26    19.875   20.000  15.250      14.53         14.53
YFED    York Financial Corp.             (2.29)   (0.52)    (2.27)     222.36    20.600   21.400  15.600      11.62         11.62
                                       ---------------------------------------------------------------------------------------------
        Average                          10.37    14.20      6.05      246.35    23.08    23.68   19.13       15.34         14.84

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.        (11.47)    4.91      6.43      158.06    20.375   20.500  16.500      11.90         10.41
FFES    First Federal of East Hartford    1.55    15.63     (5.73)      98.74    36.500   36.750  29.000      24.40         24.40
FFIC    Flushing Financial Corp.         46.56    84.34     35.89      188.61    24.000   24.000  20.000      17.08         16.40
GAF     GA Financial Inc.                28.04    33.72     (1.62)     155.96    18.625   19.000  16.500      14.72         14.58
JSB     JSB Financial Inc.               (0.01)   14.77     (3.47)     482.91    48.938   49.375  41.000      35.91         35.91
MASB    MASSBANK Corp.                   12.08    19.91     11.24      166.08    47.500   47.500  35.625      28.25         27.83
MDBK    Medford Bancorp Inc.             12.60    10.12     (0.21)     171.43    36.000   36.500  29.250      21.96         20.58
PWBC    PennFirst Bancorp Inc.            2.64     6.65      3.13       97.58    17.625   19.500  14.318      12.96         11.52
SFIN    Statewide Financial Corp.        17.76     1.49     (5.36)     105.40    21.500   21.625  18.000      14.34         14.32
SISB    SIS Bancorp Inc.                  5.15    15.81      2.45      211.37    34.750   34.750  27.625      18.94         18.94
STFR    St. Francis Capital Corp.         3.67    13.10     12.34      209.52    37.375   38.000  33.875      24.54         21.71
THRD    TF Financial Corp.               (9.62)  (70.73)   (14.98)      90.84    25.375   25.438  19.125      19.21         16.96
                                       ---------------------------------------------------------------------------------------------
        Average                           9.08    12.48      3.34      178.04    30.71    31.08   25.07       20.35         19.46
        Median                            4.41    13.94      1.12      162.07    30.06    30.09   23.81       19.08         17.95
        Maximum                          46.56    84.34     35.89      482.91    48.94    49.38   41.00       35.91         35.91
        Minimum                         (11.47)  (70.73)   (14.98)      90.84    17.63    19.00   14.32       11.90         10.41

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
%CAL    California Federal Bank, a FSB       NA          NA          NA       NA       NA       NA          NA            NA
%CCMD   Chevy Chase Bank, FSB                NA          NA          NA       NA       NA       NA          NA            NA
AABC    Access Anytime Bancorp Inc.       0.000        0.00        9.6     12.38     2.49     8.6       143.14        143.14
AADV    Advantage Bancorp Inc.            0.586       12.30       24.55    21.29    20.07    22.09      223.04        239.73
ABBK    Abington Bancorp Inc.             1.081       18.96       19.58    13.57    16.23    17.54      190.43        210.11
ABCL    Alliance Bancorp Inc.             1.586       24.57       21.51    16.23    17.79    23.92      172.36        174.42
ABCW    Anchor BanCorp Wisconsin          0.914       13.89       18.92    16.21    17.16    17.68      253.26        257.73
AFBC    Advance Financial Bancorp         1.855          NA          NA    17.70    21.56       NA      114.92        114.92
AFCB    Affiliated Community Bancorp      1.890       27.59       18.25    18.26    18.46    18.25      183.74        184.70
AFED    AFSALA Bancorp Inc.               1.280          NA          NA    17.14    20.38       NA      117.78        117.78
AFFFZ   America First Financial Fund      3.168       26.27        8.24    13.49    16.40     8.29      171.71        173.54
AHCI    Ambanc Holding Co.                1.026          NM          NM    15.87    25.66       NM      139.48        139.48
AHM     H.F. Ahmanson & Co.               1.394       25.43       21.25    12.73    18.79    18.24      312.96        368.29
ALBC    Albion Banc Corp.                 1.143       35.34       21.37     9.89    18.92    21.05      115.46        115.46
ALBK    ALBANK Financial Corp.            1.591       23.68       17.08    15.67    16.88    17.01      169.54        192.47
AMFC    AMB Financial Corp.               1.750       24.00       22.86    14.92    12.50    16.00      107.02        107.02
ANA     Acadiana Bancshares Inc.          1.516       33.64       22.84    23.38    20.47    22.2       138.00        138.00
ANDB    Andover Bancorp Inc.              1.942       25.7        16.1     15.73    15.53    15.71      193.69        193.69
ANE     Alliance Bncorp of New England    1.168       12.83       15.86    11.52    13.81    14.89      156.39        160.20
ASBI    Ameriana Bancorp                  3.160       54.46       19.85    16.65    16.33    18.08      148.57        148.68
ASBP    ASB Financial Corp.               2.991      794.12       20.90    20.22    20.90    19.67      129.85        129.85
ASFC    Astoria Financial Corp.           1.055       17.99       20.83    14.87    17.55    19.68      192.73        227.86
ATSB    AmTrust Capital Corp.             1.429       26.79       41.18    10.58    29.17    25.00       96.82         97.77
AVND    Avondale Financial Corp.          0.000        0.00          NM     9.95       NM       NM      128.98        128.98
BANC    BankAtlantic Bancorp Inc.         0.910      866.11       28.43    11.35    15.76    15.26      206.26        249.14
BDJI    First Federal Bancorporation      0.000        0.00       23.73    16.89    20.59    23.14      157.75        157.75
BFD     BostonFed Bancorp Inc.            1.374       21.24       19.78    11.98    16.98    18.03      132.05        137.11
BFFC    Big Foot Financial Corp.          0.000          NA          NA    21.90    46.88       NA      125.25        125.25
BFSB    Bedford Bancshares Inc.           1.931       36.05       19.86    23.80    19.08    19.73      160.75        160.75
BKC     American Bank of Connecticut      2.939       48.90       18.22    18.59    14.58    15.36      211.02        218.95
BKCT    Bancorp Connecticut Inc.          2.162       42.07       24.60    27.75    21.41    22.24      258.09        258.09
BKUNA   BankUnited Financial Corp.        0.000        0.00       28.91     6.17    23.13    25.69      174.75        222.00
BNKU    Bank United Corp.                 1.450       23.14       23.47    11.65    17.51    18.23      232.97        238.38
BPLS    Bank Plus Corp.                   0.000        0.00       22.64     6.37    17.93    18.98      140.90        141.20
BSBC    Branford Savings Bank             1.319       27.59       20.91    21.75    25.26    20.91      225.39        225.39
BTHL    Bethel Bancorp                    2.560       20.83       16.89     6.89    16.45    13.02       91.17        108.60
BVCC    Bay View Capital Corp.            0.905       24.24       24.40    13.90    38.45    26.80      238.86        285.97
BWFC    Bank West Financial Corp.         1.218       30.13       50.00    27.92    19.02    28.23      197.29        197.29
BYFC    Broadway Financial Corp.          1.509       51.28       30.81     8.83    30.11    33.97       89.71         89.71
CAFI    Camco Financial Corp.             2.250       28.16       16.33    15.36    11.32    13.87      160.21        173.16
CAPS    Capital Savings Bancorp Inc.      0.995       20.17       20.80    18.84    19.46    20.27      206.20        206.20
CASB    Cascade Financial Corp.           0.000        0.00       18.21    10.13    18.75    17.96      152.51        152.51
CASH    First Midwest Financial Inc.      2.259       28.35       17.56    14.18    16.10    16.73      131.91        148.50
CATB    Catskill Financial Corp.          1.778       25.61       22.50    28.94    20.45    21.95      116.81        116.81
CBCI    Calumet Bancorp Inc.              0.000        0.00       16.48    21.15    16.65    16.15      130.45        130.45
CBES    CBES Bancorp Inc.                 1.818       23.44       18.97    21.15    17.19    17.19      125.00        125.00
CBK     Citizens First Financial Corp.    0.000        0.00       34.62    16.73    34.62    31.03      110.43        110.43
CBSA    Coastal Bancorp Inc.              1.600       18.72       13.27     5.11    14.42    12.77      149.03        177.30
CBSB    Charter Financial Inc.            1.354       26.92       22.29    24.93    13.13    22.72      172.32        194.77
CCFH    CCF Holding Company               2.750      516.67          NM    15.00       NM   133.33      140.75        140.75
CEBK    Central Co-operative Bank         1.213       21.33       18.71    14.46    17.35    17.58      146.12        162.31
CENB    Century Bancorp Inc.              2.410          NA          NA    33.49    19.76       NA      110.59        110.59
CENF    CENFED Financial Corp.            0.886       13.86       18.64    10.50    14.11    16.79      188.87        189.13
CFB     Commercial Federal Corp.          0.626        9.40       17.64    15.80    16.91    17.70      256.19        286.22
CFBC    Community First Banking Co.       1.519          NA          NA    24.16       NA       NA      125.44        127.13
CFCP    Coastal Financial Corp.           1.600       28.99       21.84    21.16    17.05    18.91      322.81        322.81
CFFC    Community Financial Corp.         2.074       36.67       18.00    18.79    25.96    18.00      142.18        142.18
CFNC    Carolina Fincorp Inc.             1.315          NA          NA    29.62    22.81       NA      131.11        131.11
CFSB    CFSB Bancorp Inc.                 1.929       30.24       20.14    20.85    16.63    18.85      270.53        270.53
CFTP    Community Federal Bancorp         1.429      400.00       30.00    45.02    37.50    30.00      156.72        156.72
CFX     CFX Corp.                         3.088       81.48       21.92    24.22       NM    26.39      278.05        288.46
CIBI    Community Investors Bancorp       1.969       26.68       15.48    15.79    14.51    15.48      134.41        134.41
CKFB    CKF Bancorp Inc.                  2.703      117.60       19.68    27.91    17.79    14.80      109.40        109.40
CLAS    Classic Bancshares Inc.           1.659       24.14       24.82    16.59    19.18    19.40      111.53        131.32

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
CMRN    Cameron Financial Corp            1.349       28.87       21.39    25.02    19.95    21.39      119.05        119.05
CMSB    Commonwealth Bancorp Inc.         1.325       26.73       27.08    15.06    21.13    20.92      162.25        208.13
CMSV    Community Savings Bnkshrs(MHC)    2.571       81.02       35.35    25.14    28.23    32.41      215.78        215.78
CNIT    CENIT Bancorp Inc.                1.471       30.30       21.12    16.03    16.67    20.61      219.28        239.44
CNSB    CNS Bancorp Inc.                  1.129       41.18       40.87    36.06    40.87    41.67      148.19        148.19
CNY     Carver Bancorp Inc.               0.000          NM       50.57     9.29    27.81       NM      110.66        115.09
COFI    Charter One Financial             1.587       25.32       17.85    20.55    16.58    17.45      291.26        317.06
CONE    Conestoga Bancorp, Inc.              NA       28.17          NA       NA       NA       NA          NA            NA
COOP    Cooperative Bankshares Inc.       0.000        0          26.45    15.14    28.52    26.45      196.87        196.87
CRZY    Crazy Woman Creek Bancorp         2.586       54.79       20.9     24.64    18.42    21.19      103.96        103.96
CSA     Coast Savings Financial           0.000        0.00       21.08    13.04    15.35    22.51      250.89        253.81
CSBF    CSB Financial Group Inc.          0.000        0.00       48.61    25.31    54.69    77.21      101.04        106.97
CTZN    CitFed Bancorp Inc.               0.662       11.51       18.98    14.29    17.43    18.98      227.7         250.52
CVAL    Chester Valley Bancorp Inc.       1.615       27.74       21.12    18.51    17.47    20.04      211.40        211.40
DCBI    Delphos Citizens Bancorp Inc.     0.000          NA          NA    31.81    18.23       NA      119.45        119.45
DIBK    Dime Financial Corp.              1.431       12.54       10.68    17.22     9.49    10.42      211.49        217.78
DIME    Dime Community Bancorp Inc.       0.965        4.21       24.63    22.67    27.04    23.25      167.96        194.95
DME     Dime Bancorp Inc.                 0.623        6.45       21.06    13.43    16.90    20.72      247.48        260.00
DNFC    D & N Financial Corp.             0.749        3.09       17.79    12.54    15.52    16.47      238.71        241.08
DSL     Downey Financial Corp.            1.103       21.11       20.57    13.25    18.59    19.59      185.78        188.19
EBSI    Eagle Bancshares                  3.077       69.77       18.4     12.66    16.81    22.67      154.88        154.88
EFBC    Empire Federal Bancorp Inc.       1.818          NA          NA    38.70    24.26       NA      106.38        106.38
EFBI    Enterprise Federal Bancorp        3.571      142.28       27.18    20.23    25.00    22.76      176.99        177.10
EGFC    Eagle Financial Corp.             1.896       87.04       36.38    15.89    20.29    48.84      230.25        289.36
EGLB    Eagle BancGroup Inc.              0.000        0.00       58.82    13.92    55.56    44.44      117.44        117.44
EIRE    Emerald Isle Bancorp Inc.         0.875       17.83       19.28    16.23    20.00    20.38      232.22        232.22
EMLD    Emerald Financial Corp.           1.231       20.17       17.57    16.39    16.25    16.39      210.13        213.35
EQSB    Equitable Federal Savings Bank    0.000        0          14.39     9.28    14.31    23.06      184.11        184.11
ESBK    Elmira Savings Bank (The)         2.081       47.06       27.95     9.52    16.02    22.61      145.94        149.85
ESX     Essex Bancorp Inc.                0.000        0.00          NM     2.69       NM       NM          NM            NM
ETFS    East Texas Financial Services     1.000       25.64       27.4     17.70    23.81    25.64       98.33         98.33
FAB     FirstFed America Bancorp Inc.     0.000          NA          NA    17.65    23.86       NA      134.36        134.36
FBBC    First Bell Bancorp Inc.           2.222      293.10       15.93    17.20    15.00    15.52      163.34        163.34
FBCI    Fidelity Bancorp Inc.             1.333       21.74       17.39    13.47    15.79    17.39      128.62        128.89
FBCV    1ST Bancorp                       1.037       14.56       29.35    10.74    15.70    14.92      124.14        126.52
FBER    1st Bergen Bancorp                1.060       19.18       25.86    18.99    26.22    25.86      139.09        139.09
FBHC    Fort Bend Holding Corp.           2.000       16.32       27.40    10.37    20.83    21.05      168.35        180.34
FBNW    FirstBank Corp.                   1.514          NA          NA    20.63       NA       NA      115.70        115.70
FBSI    First Bancshares Inc.             0.792       11.76       16.40    16.95    12.88    14.85      121.75        121.75
FCB     Falmouth Bancorp Inc.             0.970       36.36       41.25    31.13    28.65    37.50      131.54        131.54
FCBF    FCB Financial Corp.               2.883       59.20       21.68    20.58    15.77    22.20      148.24        148.24
FCME    First Coastal Corp.               0.000        0           3.35    13.27    15.10     3.22      136.02        136.02
FDEF    First Defiance Financial          2.016       53.33       26.91    24.75    26.46    26.46      125.89        125.89
FED     FirstFed Financial Corp.          0.000        0          18.17    10.07    17.76    18.17      195.22        197.19
FESX    First Essex Bancorp Inc.          2.286       34.78       17.95    13.07    15.44    15.22      176.47        201.73
FFBA    First Colorado Bancorp Inc.       1.837       37.84       23.54    28.47    20.41    23.54      217.71        220.65
FFBH    First Federal Bancshares of AR    1.067       13.22       19.57    20.13    19.40    18.60      135.22        135.22
FFBI    First Financial Bancorp Inc.      0.000        0.00       23.08    10.35    18.10       NM      116.02        116.02
FFBS    FFBS BanCorp Inc.                 2.222      208.33       18.75    26.21    18.75    18.75      149.30        149.30
FFBZ    First Federal Bancorp Inc.        1.427       21.05       18.00    15.17    16.92    17.21      216.61        216.85
FFCH    First Financial Holdings Inc.     1.768       32.29       21.89    17.66    20.83    21.30      288.75        288.75
FFDB    FirstFed Bancorp Inc.             2.350       37.41       14.88    13.88    15.20    14.48      144.08        157.40
FFDF    FFD Financial Corp.               1.611       20.00       30.04    30.50    27.39    14.90      125.34        125.34
FFED    Fidelity Federal Bancorp          3.951       71.43       14.89    12.01    13.32    14.46      196.60        196.60
FFES    First Federal of East Hartford    1.630       32.09       17.36    10.00    19.58    19.69      150.87        150.87
FFFC    FFVA Financial Corp.              1.438       28.22       21.26    26.60    18.96    20.48      187.08        190.93
FFFD    North Central Bancshares Inc.     1.351       21.74       16.09    28.02    14.92    16.09      122.27        122.27
FFFL    Fidelity Bankshares Inc. (MHC)    3.144       87.77       35.78    18.57    23.85    30.45      226.28        227.72
FFHH    FSF Financial Corp.               2.532       47.17       18.81    15.31    16.46    18.63      121.61        121.61
FFHS    First Franklin Corp.              1.404       33.33       23.55    14.69    21.59    27.94      162.95        163.89
FFIC    Flushing Financial Corp.          1.016       18.87       22.08    19.64    19.69    22.29      138.32        144.05
FFKY    First Federal Financial Corp.     2.503       35.62       15.54    24.32    14.72    15.33      177.58        188.18
FFLC    FFLC Bancorp Inc.                 1.252       30.67       27.06    23.00    23.96    25.56      167.52        167.52
FFOH    Fidelity Financial of Ohio        1.867       33.33       16.85    15.83    17.05    19.23      121.56        137.11

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.     1.548       32.43       25.00    10.82    20.18    20.95      173.07        177.18
FFSL    First Independence Corp.          1.667       34.93       22.06    13.04    18.75    22.06      127.33        127.33
FFSX    First Fed SB of Siouxland(MHC)    1.506       40.34       27.48    19.77    26.56    26.79      226.38        228.17
FFWC    FFW Corp.                         1.725       26.83       17.32    16.45    15.81    16.97      169.44        186.72
FFWD    Wood Bancorp Inc.                 2.162       29.05       19.89    23.54    16.52    18.32      189.36        189.36
FFYF    FFY Financial Corp.               2.500       37.84       17.58    21.59    16.33    17.30      157.64        157.64
FGHC    First Georgia Holding Inc.        0.646       17.77       22.30    16.10    17.19    27.50      195.96        213.73
FIBC    Financial Bancorp Inc.            1.633       25.00       15.41    14.11    15.31    16.33      155.95        156.65
FISB    First Indiana Corporation         1.641       29.87       22.33    19.97    17.01    18.51      207.15        209.68
FKFS    First Keystone Financial          0.541        8.81       17.79    12.17    15.16    16.3       183.62        183.62
FKKYD   Frankfort First Bancorp Inc.      3.892          NM       35.58    22.77    19.27       NM      135.23        135.23
FLAG    FLAG Financial Corp.              1.876       34.00       22.66    15.48    18.13    18.13      170.03        170.03
FLFC    First Liberty Financial Corp.     1.304       29.52       22.06    20.23    18.75    25.76      274.39        304.33
FLGS    Flagstar Bancorp Inc.             0.000          NA          NA    12.94    10.69    42.78      216.54        225.41
FLKY    First Lancaster Bancshares        3.175       45.45       28.64    31.75    32.81    28.64      107.73        107.73
FMBD    First Mutual Bancorp Inc.         1.561       94.12       66.13    17.86    64.06    60.29      122.24        160.41
FMCO    FMS Financial Corp.               0.855        9.65       14.43    13.44    14.36    14.36      207.28        210.34
FMSB    First Mutual Savings Bank         1.074       12.47       18.63    16.79    17.25    18.26      247.34        247.34
FNGB    First Northern Capital Corp.      2.327       49.22       22.18    18.51    20.22    21.48      166.87        166.87
FOBC    Fed One Bancorp                   2.396       44.03       19.45    17.17    19.60    19.31      148.28        155.13
FPRY    First Financial Bancorp              NA       39.66          NA       NA       NA       NA          NA            NA
FSBI    Fidelity Bancorp Inc.             1.309       19.56       16.37    11.22    13.75    16.08      165.17        165.17
FSFC    First Southeast Financial Corp    1.587       27.16       18.67    18.96    18.01    18.67      184.45        184.45
FSFF    First SecurityFed Financial       0.000          NA          NA       NA       NA       NA          NA            NA
FSLA    First Savings Bank (MHC)          1.091       34.97       37.61    33.73    50.00    39.29      355.13        390.76
FSNJ    Bayonne Bancshares Inc.           1.402          NA          NA    17.90       NA       NA      114.60        114.60
FSPG    First Home Bancorp Inc.           1.739       23.26       13.69    11.86    13.69    13.37      172.80        175.44
FSPT    FirstSpartan Financial Corp.      1.569          NA          NA    35.13       NA       NA      131.13        131.13
FSSB    First FS&LA of San Bernardino     0.000        0.00          NM     3.05       NM       NM       70.36         73.03
FSTC    First Citizens Corp.              1.011       14.16       15.68    23.58    16.48    14.01      233.12        295.92
FTF     Texarkana First Financial Corp    2.175       30.79       15.80    25.75    14.63    15.70      168.08        168.08
FTFC    First Federal Capital Corp.       1.574       27.31       22.10    17.92    15.89    18.37      266.14        282.41
FTNB    Fulton Bancorp Inc.               0.909          NA          NA    36.47    26.19       NA      147.85        147.85
FTSB    Fort Thomas Financial Corp.       1.667       37.97       18.99    22.92    16.30    18.99      142.05        142.05
FWWB    First SB of Washington Bancorp    1.082       20          21.04    24.13    19.03    19.9       163.46        176.98
GAF     GA Financial Inc.                 2.423       39.58       21.08    19.69    17.08    20.64      134.60        135.89
GBCI    Glacier Bancorp Inc.              2.182       37.16       17.6     26.13    16.18    18.03      261.59        268.29
GDVS    Greater Delaware Valley (MHC)     1.125       52.94       47.06    42.09    47.06    47.06      361.58        361.58
GDW     Golden West Financial             0.534        7.47       16.15    13.56    14.82    15.91      206.54        206.54
GFCO    Glenway Financial Corp.           2.162       35.86       19.27    14.38    17.13    18.69      152.01        153.91
GFED    Guaranty Federal SB (MHC)         1.692       96.77       43.33    38.67    38.24    41.94      296.80        296.80
GFSB    GFS Bancorp Inc.                  1.524       20.54       15.23    17.84    14.71    15.23      154.98        154.98
GLMR    Gilmer Financial Svcs, Inc.       0.000        0          20.77     6.41       NM   117.71       71.05         71.05
GOSB    GSB Financial Corp.               0.000          NA          NA       NA       NA       NA          NA            NA
GPT     GreenPoint Financial Corp.        1.455       26.69       20.04    22.49    18.09    19.31      204.31        381.10
GSB     Golden State Bancorp Inc.         0.000        0.00       20.76    10.52    21.41    25.00      211.94        236.86
GSBC    Great Southern Bancorp Inc.       1.725       26.14       17.59    28.32    13.56    16.67      327.34        327.34
GSFC    Green Street Financial Corp.      2.378       85.07       27.61    44.69    27.21    27.61      126.37        126.37
GSLA    GS Financial Corp.                1.577          NA          NA    46.56    26.10       NA      107.97        107.97
GTFN    Great Financial Corp.             1.181       24.77       31.56    24.28    21.53    23.31      241.05        251.18
GTPS    Great American Bancorp            2.105      102.56       44.19    23.10    36.54    48.72      103.04        103.04
GUPB    GFSB Bancorp Inc.                 1.975       41.67       21.09    14.75    22.01    21.09      115.06        115.06
GWBC    Gateway Bancorp Inc.              2.038       67.80       33.26    33.72    61.33    33.26      121.52        121.52
HALL    Hallmark Capital Corp.            0.000        0          16.43    10.09    16.62    16.07      138.1         138.1
HARB    Harbor Florida Bancorp (MHC)      2.097       50.75       25.28    29.35    23.84    25.09      343.01        354.11
HARL    Harleysville Savings Bank         1.544       19.30       14.18    13.72    14.25    14.18      207.12        207.12
HARS    Harris Financial Inc. (MHC)       1.125       37.15       45.50    31.32    32.61    37.62      382.09        431.85
HAVN    Haven Bancorp Inc.                1.371       23.62       17.09    10.47    20.25    17.22      174.44        175.00
HBBI    Home Building Bancorp             1.412       26.09       18.81    15.86    19.68    18.48      104.01        104.01
HBEI    Home Bancorp of Elgin Inc.        2.148       43.48       42.33    37.28    46.56    40.49      135.26        135.26
HBFW    Home Bancorp                      0.727       26.32       23.50    20.73    22.18    36.18      156.07        156.07
HBNK    Highland Federal Bank FSB         0.000        0.00       17.68    14.26    10.96    13.56      186.05        186.05
HBS     Haywood Bancshares Inc.           2.699       35.90       13.3     16.98     7.86    13.30      119.73        123.95
HCBB    HCB Bancshares Inc.               0.000          NA          NA    18.36    31.53       NA       96.15         99.75

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
HCFC    Home City Financial Corp.         2.072          NA          NA    22.42    14.98       NA      114.31        114.31
HEMT    HF Bancorp Inc.                   0.000        0.00       58.33    10.47    54.69       NM      131.98        158.37
HFFB    Harrodsburg First Fin Bancorp     2.238       93.22       23.83    33.22    22.34    30.30      114.00        114.00
HFFC    HF Financial Corp.                1.585       20.05       15.41    12.92    12.05    14.17      145.44        145.44
HFGI    Harrington Financial Group        0.970        8.82       22.50     7.73    30.94    18.20      159.88        159.88
HFNC    HFNC Financial Corp.              1.882      788.06       25.65    29.50    14.30    22.2       156.91        156.91
HFSA    Hardin Bancorp Inc.               2.704       45.83       19.51    13.00    20.17    18.49      112.70        112.70
HHFC    Harvest Home Financial Corp.      2.983          NM       27.83    15.40    19.41    56.73      130.42        130.42
HIFS    Hingham Instit. for Savings       1.722       26.77       14.08    16.80    13.40    14.08      173.14        173.14
HMCI    HomeCorp Inc.                     0.000        0          36.99    14.3     26.32    29.76      209.45        209.45
HMLK    Hemlock Federal Financial Corp    1.401          NA          NA    21.96    19.46       NA      113.71        113.71
HMNF    HMN Financial Inc.                0.000        0.00       21.56    19.16    17.02    18.35      128.80        128.80
HOMF    Home Federal Bancorp              1.296       17.86       17.53    19.85    14.67    16.07      229.40        236.43
HPBC    Home Port Bancorp Inc.            3.497       45.45       13.07    20.96    12.71    13.00      196.35        196.35
HRBF    Harbor Federal Bancorp Inc.       2.122       44.68       24.07    17.64    22.63    24.07      135.16        135.16
HRZB    Horizon Financial Corp.           2.479       62.01       16.28    24.85    15.85    15.99      158.91        158.91
HTHR    Hawthorne Financial Corp.         0.000        0.00       18.20     7.88    12.10    17.23      162.38        162.38
HWEN    Home Financial Bancorp            1.212       26.67       25.38    18.55    21.71    22.00      105.70        105.70
HZFS    Horizon Financial Svcs Corp.      1.565       20.51       18.25    11.15     9.91    14.74      111.98        111.98
IBSF    IBS Financial Corp.               2.286       99.37       32.41    26.08    36.46    32.41      149.70        149.70
IFSB    Independence Federal Svgs Bank    1.571       20.18       30.43     7.13    21.88    12.84       98.38        110.5
INBI    Industrial Bancorp Inc.           3.111       33.66       18.75    26.29    18.00    17.82      153.06        153.06
INCB    Indiana Community Bank SB         1.756       69.23       39.42    19.67    34.17    39.42      165.59        165.59
IPSW    Ipswich Savings Bank              0.873       13.10       20.22    16.14    14.95    16.37      287.66        287.66
ISBF    ISB Financial Corp.               1.770       39.05       27.43    20.39    35.31    26.90      159.15        185.98
ITLA    ITLA Capital Corp.                0.000        0.00       12.31    15.97    11.47    12.31      148.90        149.50
IWBK    InterWest Bancorp Inc.            1.600       23.79       18.35    15.73    15.63    16.13      247.99        252.53
JOAC    Joachim Bancorp Inc.              3.333      131.58       39.47    30.90    41.67    39.47      109.81        109.81
JSB     JSB Financial Inc.                2.875       47.37       19.17    31.48    14.84    17.08      135.58        135.58
JSBA    Jefferson Savings Bancorp         1.322       17.67       20.28    16.87    21.62    19.71      172.47        219.90
JXSB    Jacksonville Savings Bk (MHC)     1.524       50.63       39.77    20.33    27.34    33.23      192.73        192.73
JXVL    Jacksonville Bancorp Inc.         2.614       64.94        8.39    21.06    11.66    24.84      141.14        141.14
KFBI    Klamath First Bancorp             1.438       34.09       25.28    22.74    25.28    25.28      142.26        156.47
KNK     Kankakee Bancorp Inc.             1.371       22.55       17.41    14.68    17.86    17.16      128.44        136.24
KSAV    KS Bancorp Inc.                   2.667       71.02       17.18    18.12    18.15    17.05      136.86        136.94
KSBK    KSB Bancorp Inc.                  0.444        5.68       13.85    14.89    11.84    13.95      202.25        212.77
KYF     Kentucky First Bancorp Inc.       3.448      437.50       18.35    21.44    16.48    18.13      128.43        128.43
LARK    Landmark Bancshares Inc.          1.720       29.41       19.38    17.24    17.10    17.10      122.43        122.43
LARL    Laurel Capital Group Inc.         1.874       23.47       14.68    19.11    13.60    14.16      182.57        182.57
LFBI    Little Falls Bancorp Inc.         1.000       19.40       33.33    16.08    27.78    29.85      137.65        149.25
LFCO    Life Financial Corp.              0.000        0.00        7.23    34.75     6.51     7.23      206.68        206.68
LFED    Leeds Federal Savings Bk (MHC)    2.228       75.91       35.00    41.30    33.46    35.00      247.55        247.55
LIFB    Life Bancorp Inc.                 1.347       33.33       27.62    23.60    25.45    25.82      220.32        226.62
LISB    Long Island Bancorp Inc.          1.257       28.85       26.98    19.34    21.70    22.96      209.98        211.94
LOGN    Logansport Financial Corp.        2.623       44.44       16.22    22.41    16.58    16.94      118.58        118.58
LONF    London Financial Corporation      1.524       29.63       20.72    21.24    14.58    19.44      106.71        106.71
LSBI    LSB Financial Corp.               1.225       19.07       18.88    12.70    15.08    16.62      137.10        137.10
LSBX    Lawrence Savings Bank             0.000        0.00       10.86    18.05    10.63    10.86      189.73        189.73
LVSB    Lakeview Financial                0.508       10.19       28.30    21.95    16.20    20.52      179.61        209.57
LXMO    Lexington B&L Financial Corp.     1.739       26.32       22.70    33.15    19.60    30.26      117.11        117.11
MAFB    MAF Bancorp Inc.                  0.818       11.11       14.70    15.49    14.76    14.64      198.90        226.37
MARN    Marion Capital Holdings           3.171       52.83       17.68    27.40    19.27    17.45      124.89        124.89
MASB    MASSBANK Corp.                    2.065       30.56       18.31    17.75    16.61    17.22      164.60        167.09
MBB     MSB Bancorp Inc.                  1.959       53.57       27.34    11.25    23.20    27.34      136.72        256.49
MBBC    Monterey Bay Bancorp Inc.         0.623       18.64       35.00    15.18    30.08    32.63      123.40        133.13
MBLF    MBLA Financial Corp.              1.481       29.85       19.71    15.29    17.76    20.15      120.81        120.81
MBSP    Mitchell Bancorp Inc.             2.319       64.52       27.82    46.42    28.75    27.82      112.30        112.30
MCBN    Mid-Coast Bancorp Inc.            1.809       26.8        15.63    10.90    13.31    14.82      126.93        126.93
MCBS    Mid Continent Bancshares Inc.     0.920       18.60       18.67    21.06    21.75    20.23      215.35        215.35
MDBK    Medford Bancorp Inc.              1.907       35.98       17.00    15.49    16.56    15.79      171.90        183.43
MECH    Mechanics Savings Bank            0.000        0.00       10.45    17.84    19.44    10.45      171.46        171.46
MERI    Meritrust Federal SB              1.014       21.54       21.23    22.90    21.56    21.23      277.22        277.22
METF    Metropolitan Financial Corp.      0.000        0.00       21.01    11.81    17.26    19.73      292.93        321.15
MFBC    MFB Corp.                         1.362       28.07       20.61    15.16    20.26    20.61      115.71        115.71

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
MFCX    Marshalltown Financial Corp.      0.000        0.00       31.94    19.40    35.94    30.26      120.04        120.04
MFFC    Milton Federal Financial Corp.    3.902      490.48       27.46    16.88    24.02    24.40      124.90        124.90
MFLR    Mayflower Co-operative Bank       2.747       40.41       19.04    17.08    16.72    16.95      177.17        180.00
MFSL    Maryland Federal Bancorp          1.585       33.70       16.26    14.59    18.40    23.04      171.85        173.88
MIFC    Mid-Iowa Financial Corp.          0.681        8.89       14.33    15.40    14.69    13.06      163.42        163.65
MIVI    Mississippi View Holding Co.      0.914       16.67       18.42    18.90    18.23    18.23      107.36        107.36
MLBC    ML Bancorp Inc.                   1.356       30.95       32.78    15.12    21.07    23.41      204.72        219.49
MONT    Montgomery Financial Corp.        1.769          NA          NA    20.16       NA       NA      105.32        105.32
MRKF    Market Financial Corp.            1.814          NA          NA    36.74    25.73       NA      103.68        103.68
MSBF    MSB Financial Inc.                1.436       29.78       22.67    31.23    20.31    21.91      188.77        188.77
MSBK    Mutual Savings Bank FSB           0.000        0             NM     8.50    81.25    86.67      133.61        133.61
MWBI    Midwest Bancshares Inc.           1.352       18.02       18.30    12.06    11.68    15.99      174.36        174.36
MWBX    MetroWest Bank                    1.289       31.13       17.57    22.19    16.63    17.57      297.54        297.54
MWFD    Midwest Federal Financial         1.253       19.53       20.87    20.86    15.07    16.05      231.84        239.83
NASB    North American Savings Bank       1.481       17.60       14.14    16.34    10.89    13.33      212.85        220.23
NBN     Northeast Bancorp                 1.148       26.89       29.65    13.58    20.50    23.42      195.34        221.05
NBSI    North Bancshares Inc.             1.829       61.33       39.18    20.68    54.69    35.00      154.05        154.05
NEIB    Northeast Indiana Bancorp         1.700       26.45       16.53    18.52    15.15    16.53      128.95        128.95
NHTB    New Hampshire Thrift Bncshrs      2.326       50.51       26.88    13.97    16.29    21.72      178.57        207.93
NMSB    NewMil Bancorp Inc.               2.370       37.50       22.50    16.31    19.85    21.09      160.33        160.33
NSLB    NS&L Bancorp Inc.                 2.703      113.64       30.83    21.92    24.34    42.05      112.05        112.05
NSSB    Norwich Financial Corp.           1.778       43.36       24.05    24.41    21.28    22.03      209.30        230.60
NSSY    NSS Bancorp Inc.                  1.003       12.20       54.62    14.43    14.45    16.21      177.30        182.66
NTMG    Nutmeg Federal S&LA               1.569        6.94       34.46     8.97    26.56    23.61      162.63        162.63
NWEQ    Northwest Equity Corp.            2.947       37.10       15.83    16.44    14.39    15.32      130.76        130.76
NWSB    Northwest Savings Bank (MHC)      1.049       37.21       36.31    33.94    34.66    35.47      352.19        372.86
NYB     New York Bancorp Inc.             1.611       23.33       18.26    24.48    15.02    16.56      469.74        469.74
OCFC    Ocean Financial Corp.             2.133       24.39       22.87    20.59    20.83    22.87      135.72        135.72
OCN     Ocwen Financial Corp.             0.000        0.00       30.74    53.47    18.66    17.53      378.08        388.19
OFCP    Ottawa Financial Corp.            1.368       28.08       24.38    18.06    24.38    23.78      206.71        255.91
OHSL    OHSL Financial Corp.              3.171       51.83       17.45    14.60    16.92    16.92      129.55        129.55
OSFS    Ohio State Financial Services     0.000          NA          NA    24.87       NA       NA       91.80         91.80
OTFC    Oregon Trail Financial Corp.      0.000          NA          NA       NA       NA       NA          NA            NA
PALM    Palfed Inc.                       0.416       22.92       34.71    22.84    40.02    60.03      268.28        268.28
PBCI    Pamrapo Bancorp Inc.              4.000       59.45       15.43    19.11    14.20    15.24      148.02        149.08
PBCT    People's Bank (MHC)               2.133       44.06       38.31    28.17    23.44    24.91      312.23        312.50
PBHC    Oswego City Savings Bk (MHC)      0.982       22.43       29.69    28.30    27.40    26.64      237.10        282.18
PBKB    People's Bancshares Inc.          2.095       28.89       28.38     9.61    14.58    15.56      234.37        244.47
PCBC    Perry County Financial Corp.      1.720       41.67       17.22    23.73    19.38    24.22      123.60        123.60
PDB     Piedmont Bancorp Inc.             3.636          NM       42.31    23.91    18.33       NM      145.50        145.50
PEEK    Peekskill Financial Corp.         2.057       53.73       26.12    30.83    25.74    26.12      118.16        118.16
PERM    Permanent Bancorp Inc.            1.524       35.12       21.88    12.73    21.88    21.69      129.63        131.38
PERT    Perpetual Bank (MHC)              2.635      105.93       33       31.20    30.18    45.02      263.78        263.78
PFDC    Peoples Bancorp                   1.707       33.34       20.49    29.18    18.94    20.49      191.42        191.42
PFED    Park Bancorp Inc.                 0.000        0.00       22.78    25.08    22.50    21.95      108.37        108.37
PFFB    PFF Bancorp Inc.                  0.000        0.00       28.83    13.22    25.41    29.26      131.47        132.83
PFFC    Peoples Financial Corp.           3.604          NA          NA    23.92    24.78       NA       87.93         87.93
PFNC    Progress Financial Corp.          0.774        9.95       22.79    14.23    19.38    18.02      264.96        296.93
PFSB    PennFed Financial Services Inc    0.806       12.90       16.01    12.29    15.51    16.01      154.93        182.99
PFSL    Pocahontas FS&LA (MHC)            2.581       60.62       24.05    14.85    26.42    23.89      234.85        234.85
PHBK    Peoples Heritage Finl Group       1.917       28.24       17.18    19.88    16.11    17.18      266.83        312.50
PHFC    Pittsburgh Home Financial Corp    1.297       27.88       19.89    13.33    15.42    17.79      126.45        127.76
PHSB    Peoples Home Savings Bk (MHC)     0.000          NA          NA    25.40       NA       NA      185.91        185.91
PKPS    Poughkeepsie Financial Corp.      1.905       28.57       30.00    14.96    32.81    30         177.66        177.66
PLSK    Pulaski Savings Bank (MHC)        1.509          NA          NA    22.98    31.05       NA      191.84        191.84
PMFI    Perpetual Midwest Financial       1.053       36.59       43.18    13.29    24.57    34.76      156.25        156.25
PRBC    Prestige Bancorp Inc.             0.623        9.89       21.15    12.78    20.05    21.15      114.04        114.04
PROV    Provident Financial Holdings      0.000        0.00       46.74    16.23    16.80    22.40      121.74        121.74
PSBK    Progressive Bank Inc.             1.915       29.24       16.44    15.36    15.57    16.14      175.92        195.27
PSFC    Peoples-Sidney Financial Corp.    1.623          NA          NA    29.95    21.56       NA      109.73        109.73
PSFI    PS Financial Inc.                 2.630          NA          NA    46.14    24.01       NA      123.64        123.64
PTRS    Potters Financial Corp.           1.111       13.68       15.65    14.15    16.07    15.38      160.57        160.57
PULB    Pulaski Bank, Svgs Bank (MHC)     3.667      172.41       38.46    34.86    28.85    51.72      267.14        267.14
PULS    Pulse Bancorp                     2.692       38.89       14.44    15.23    14.44    14.44      185.32        185.32

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
PVFC    PVF Capital Corp.                 0.000        0.00       11.70    13.60    10.94    11.18      189.32        189.32
PVSA    Parkvale Financial Corporation    1.778       22.10       14.63    14.85    14.34    14.63      192.43        193.71
PWBC    PennFirst Bancorp Inc.            1.959       32.25       17.67    11.87    17.01    17.67      141.78        159.51
PWBK    Pennwood Bancorp Inc.             1.673       34.88       20.56    22.87    19.92    22.24      124.67        124.67
QCBC    Quaker City Bancorp Inc.          0.000        0.00       19.4     12.41    17.05    18.75      146.77        146.77
QCFB    QCF Bancorp Inc.                  0.000        0          14.54    24.89    13.7     14.54      151.35        151.35
QCSB    Queens County Bancorp Inc.        2.207       36.77       25.89    35.54    23.85    25.53      273.38        273.38
RARB    Raritan Bancorp Inc.              1.714       29.44       18.42    16.31    18.42    18.18      221.52        224.90
REDF    RedFed Bancorp Inc.               0.000        0          15.95    14.80    13.12    15.82      177.86        178.50
RELI    Reliance Bancshares Inc.          0.000          NM       36.5     48.00    32.59    35.1        99.40         99.40
RELY    Reliance Bancorp Inc.             1.848       32.46       19.24    14.83    16.33    18.13      179.50        244.35
RIVR    River Valley Bancorp              0.859          NA          NA    16.01    16.06       NA      125.84        127.66
ROSE    TR Financial Corp.                1.882       26.2        20.24    16.20    16.67    18.18      243.90        243.90
RSLN    Roslyn Bancorp Inc.               1.198          NA          NA    29.37    20.87       NA      166.49        167.32
RVSB    Riverview Bancorp Inc.            0.000          NM          NA    33.52       NM       NM      161.49        167.62
SBFL    SB of the Finger Lakes (MHC)      1.333       90.91      103.45    23.49    68.18    68.18      251.68        251.68
SBOS    Boston Bancorp (The)                 NA       10.89          NA       NA       NA       NA          NA            NA
SCBS    Southern Community Bancshares     1.579          NA          NA    30.71    22.62       NA      144.05        144.05
SCCB    S. Carolina Community Bancshrs    2.609       76.92       29.49    35.23    31.94    29.49      132.56        132.56
SFED    SFS Bancorp Inc.                  1.191       26.26       23.74    16.62    23.50    23.74      133.22        133.22
SFFC    StateFed Financial Corp.          1.429       27.78       19.44    24.91    23.33    19.44      141.99        141.99
SFIN    Statewide Financial Corp.         1.882       32.28       18.41    15.26    17.71    18.41      163.01        163.23
SFSB    SuburbFed Financial Corp.         0.923       15.69       20.77    10.12    16.06    17.00      152.61        153.15
SFSL    Security First Corp.              1.506       29.48       20.43    23.69    19.68    20.43      255.72        259.78
SGVB    SGV Bancorp Inc.                  0.000        0.00       33.33    10.31    30.00    26.47      138.67        140.85
SHEN    First Shenango Bancorp Inc.       1.805       24.22       14.98    17.14    14.58    14.91      147.45        147.45
SHSB    SHS Bancorp Inc.                  0.000          NA          NA       NA       NA       NA          NA            NA
SISB    SIS Bancorp Inc.                  1.479       18.54       18.66    14.55    16.61    18.48      199.97        199.97
SKAN    Skaneateles Bancorp Inc.          1.404       22.61       16.52    10.99    15.83    16.1       157.02        161.70
SKBO    First Carnegie Deposit (MHC)      1.569          NA          NA    29.90    34.15       NA      180.25        180.25
SMBC    Southern Missouri Bancorp Inc.    2.564       53.19       21.2     19.25    22.16    20.74      119.19        119.19
SMFC    Sho-Me Financial Corp.            0.000        0.00       19.90    22.06    16.92    18.94      224.26        224.26
SOBI    Sobieski Bancorp Inc.             1.641       33.33       31.97    18.04    27.08    29.55      112.98        112.98
SOPN    First Savings Bancorp Inc.        3.648       64.23       19.61    30.11    18.85    19.61      130.90        130.90
SOSA    Somerset Savings Bank             0            0.00       16.04    15.4     12.03    15.53      233.64        233.64
SPBC    St. Paul Bancorp Inc.             1.576       24          18.66    19.04    18.13    18.8       211.81        212.34
SRN     Southern Banc Co.                 1.972       83.33       42.26    20.57    34.13    42.26      120.42        121.49
SSB     Scotland Bancorp Inc.             2.927      851.35       13.85    30.46    10.68    13.85      134.69        134.69
SSFC    South Street Financial Corp.      2.092          NA          NA    35.75    28.13       NA      128.87        128.87
SSM     Stone Street Bancorp Inc.         2.000      512.08       25.28    40.76    28.13    25.28      137.87        137.87
STFR    St. Francis Capital Corp.         1.400       21.82       18.35    12.62    16.95    18.18      163.00        184.25
STSA    Sterling Financial Corp.          0.000        0.00       19.26     8.65    16.19    17.52      164.68        179.92
SVRN    Sovereign Bancorp Inc.            0.412       11.84       20.04    11.89   242.98    28.59      265.18        324.51
SWBI    Southwest Bancshares              3.232       52.78       17.68    17.54    16.28    17.19      154.59        154.59
SWCB    Sandwich Bancorp Inc.             3.111       50.85       19.40    16.87    18.15    19.07      212.67        221.24
SZB     SouthFirst Bancshares Inc.        2.469          NM      106.58    17.64    33.75       NM      126.09        126.09
THR     Three Rivers Financial Corp.      1.975       34.91       20.05    17.70    17.46    19.10      128.57        129.06
THRD    TF Financial Corp.                1.404       31.15       26.64    18.63    21.59    23.36      148.36        168.04
TPNZ    Tappan Zee Financial Inc.         1.418       30.56       27.82    23.58    29.04    27.43      137.53        137.53
TRIC    Tri-County Bancorp Inc.           2.909       29.80       17.86    18.21    19.10    18.21      118.89        118.89
TSBS    Trenton SB (MHC)                  0.915       40.23       62.70    54.16    53.13    43.97      319.55        355.15
TSH     Teche Holding Co.                 2.424       42.02       18.09    17.55    18.42    17.33      130.46        130.46
TWIN    Twin City Bancorp                 2.783       59.28       23.96    17.10    15.63    19.97      132.24        132.24
UBMT    United Financial Corp.            3.846       77.24       21.31    30.86    19.70    21.14      128.46        128.46
UFRM    United Federal Savings Bank       2.043       34.92       23.50    12.64    18.36    18.65      172.29        172.29
USAB    USABancshares, Inc.               0.000        0.00       37.98    11.25    15.43    34.05      146.73        148.94
VABF    Virginia Beach Fed. Financial     1.190       25.33       27.56    13.83    19.11    22.42      193.25        193.25
WAMU    Washington Mutual Inc.            1.572      192.45       30.45    19.17       NM   134.43      351.33        379.19
WAYN    Wayne Savings Bancshares (MHC)    2.000       76.12       40.79    27.94    35.23    38.27      293.01        293.01
WBST    Webster Financial Corp.           1.248       35.68       19.49    12.76    23.23    30.11      239.00        277.60
WCBI    Westco Bancorp                    2.264       35.29       16.56    21.21    14.10    15.59      136.46        136.46
WCFB    Webster City Federal SB (MHC)     3.765      123.08       32.69    47.23    33.20    32.69      202.00        202.00
WEFC    Wells Financial Corp.             2.743       10.91       16.06    16.75    15.09    15.91      117.77        117.77
WEHO    Westwood Homestead Fin. Corp.     1.577       42.00       32.27    34.57    55.47    35.50      125.00        125.00

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
WES     Westcorp                          2.406       30.30          NM    11.62    12.22    12.59      127.88        128.18
WFI     Winton Financial Corp.            2.344       27.78       14.65    12.01    11.15    12.11      167.45        170.80
WFSG    Wilshire Financial Services       0.000          NA          NA    15.47     8.97       NA      293.19        293.19
WFSL    Washington Federal Inc.           2.820       40.64       14.83    27.10    14.31    14.76      215.92        235.22
WHGB    WHG Bancshares Corp.              1.969       42.86       28.02    23.70    23.90    46.43      114.76        114.76
WOFC    Western Ohio Financial Corp.      3.738      149.25       33.44    15.86   222.92    39.93      114.32        122.48
WRNB    Warren Bancorp Inc.               2.537       43.59       12.97    21.39    12.20    10.51      200.98        200.98
WSB     Washington Savings Bank, FSB      1.404       41.67       20.96    11.56    14.84    29.69      138.08        138.08
WSFS    WSFS Financial Corp.              0.000        0.00       15.97    16.74    14.80    15.85      302.18        304.46
WSTR    WesterFed Financial Corp.         1.912       36.19       19.89    13.43    18.80    19.10      126.45        156.76
WVFC    WVS Financial Corp.               3.840      149.76       15.17    19.35    14.74    15.10      161.25        161.25
WWFC    Westwood Financial Corp.          0.724       20.83       21.58    16.14    36.35    23.02      173.20        193.59
WYNE    Wayne Bancorp Inc.                0.920       13.89       20.14    16.39    21.75    20.14      131.90        131.90
YFCB    Yonkers Financial Corporation     1.289       20.59       18.08    17.98    17.25    18.26      128.18        128.18
YFED    York Financial Corp.              1.901       39.34       24.28    19.24    24.28    20.70      217.30        217.30
                                        ---------------------------------------------------------------------------------------
        Average                           1.516       48.52       23.69    19.69    22.32    23.23      171.50        178.20

                                              Dividends                       Current Pricing Data as of 12/08/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.          2.286       34.78       17.95    13.07    15.44    15.22      176.47        201.73
FFES    First Federal of East Hartford    1.630       32.09       17.36    10.00    19.58    19.69      150.87        150.87
FFIC    Flushing Financial Corp.          1.016       18.87       22.08    19.64    19.69    22.29      138.32        144.05
GAF     GA Financial Inc.                 2.423       39.58       21.08    19.69    17.08    20.64      134.60        135.89
JSB     JSB Financial Inc.                2.875       47.37       19.17    31.48    14.84    17.08      135.58        135.58
MASB    MASSBANK Corp.                    2.065       30.56       18.31    17.75    16.61    17.22      164.60        167.09
MDBK    Medford Bancorp Inc.              1.907       35.98       17.00    15.49    16.56    15.79      171.90        183.43
PWBC    PennFirst Bancorp Inc.            1.959       32.25       17.67    11.87    17.01    17.67      141.78        159.51
SFIN    Statewide Financial Corp.         1.882       32.28       18.41    15.26    17.71    18.41      163.01        163.23
SISB    SIS Bancorp Inc.                  1.479       18.54       18.66    14.55    16.61    18.48      199.97        199.97
STFR    St. Francis Capital Corp.         1.400       21.82       18.35    12.62    16.95    18.18      163.00        184.25
THRD    TF Financial Corp.                1.404       31.15       26.64    18.63    21.59    23.36      148.36        168.04
                                        ---------------------------------------------------------------------------------------
        Average                           1.86        31.27       19.39    16.67    17.47    18.67      157.37        166.14
        Median                            1.89        32.17       18.38    15.38    16.98    18.30      156.94        165.16
        Maximum                           2.88        47.37       26.64    31.48    21.59    23.36      199.97        201.73
        Minimum                           1.02        18.54       17.00    10.00    14.84    15.22      134.60        135.58

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
%CAL    California Federal Bank, a FSB          NA            87,873           74,987              NA            NA
%CCMD   Chevy Chase Bank, FSB                4,142             2,796          (11,488)             NA            NA
AABC    Access Anytime Bancorp Inc.             NA             1,319            1,288            1.05          2.56
AADV    Advantage Bancorp Inc.                 290             2,917            2,588            0.75         22.75
ABBK    Abington Bancorp Inc.                  165             1,127            1,025            0.52         17.79
ABCL    Alliance Bancorp Inc.                  443             3,340            3,815            0.45         15.42
ABCW    Anchor BanCorp Wisconsin               547             4,975            4,560            0.47         18.62
AFBC    Advance Financial Bancorp               NA               205              192            0.19         22.70
AFCB    Affiliated Community Bancorp           205             2,949            2,850            0.42         18.90
AFED    AFSALA Bancorp Inc.                     44               310              310            0.23         20.38
AFFFZ   America First Financial Fund           380             5,244            5,453            0.80         15.78
AHCI    Ambanc Holding Co.                      NA               736              523            0.14         34.82
AHM     H.F. Ahmanson & Co.                  7,812            95,539           94,968            0.83         19.01
ALBC    Albion Banc Corp.                       NA                93               93            0.37         18.92
ALBK    ALBANK Financial Corp.               1,223             9,378            9,355            0.67         16.88
AMFC    AMB Financial Corp.                     NA               290              161            0.18         22.22
ANA     Acadiana Bancshares Inc.                84               694              648            0.27         21.99
ANDB    Andover Bancorp Inc.                   279             3,348            3,297            0.62         15.78
ANE     Alliance Bncorp of New England          87               523              260            0.15         28.54
ASBI    Ameriana Bancorp                       145               994              913            0.28         18.08
ASBP    ASB Financial Corp.                     22               246              246            0.16         20.90
ASFC    Astoria Financial Corp.                933            16,892           14,826            0.71         20.03
ATSB    AmTrust Capital Corp.                   NA                61               29            0.06         58.33
AVND    Avondale Financial Corp.               205            (9,318)          (2,414)          (0.69)           NM
BANC    BankAtlantic Bancorp Inc.            1,065             6,429            2,547            0.09         40.28
BDJI    First Federal Bancorporation            41               194              200            0.35         20.00
BFD     BostonFed Bancorp Inc.                 259             1,701            1,479            0.26         19.59
BFFC    Big Foot Financial Corp.                NA               232              232            0.10         46.88
BFSB    Bedford Bancshares Inc.                 37               413              404            0.37         19.59
BKC     American Bank of Connecticut           135             2,016            1,742            0.73         16.78
BKCT    Bancorp Connecticut Inc.               110             1,507            1,305            0.23         25.14
BKUNA   BankUnited Financial Corp.             246             2,166            1,641            0.10         34.69
BNKU    Bank United Corp.                    1,541            19,925           18,523            0.59         18.70
BPLS    Bank Plus Corp.                        539             3,408            3,171            0.17         18.98
BSBC    Branford Savings Bank                   71               422              422            0.06         25.26
BTHL    Bethel Bancorp                          NA               302              263            0.16         19.53
BVCC    Bay View Capital Corp.                 627             3,064            4,961            0.37         23.90
BWFC    Bank West Financial Corp.               58               592              223            0.09         48.61
BYFC    Broadway Financial Corp.                51               102               29            0.02        165.63
CAFI    Camco Financial Corp.                  194             1,706            1,442            0.45         13.33
CAPS    Capital Savings Bancorp Inc.            81               602              568            0.29         20.80
CASB    Cascade Financial Corp.                130               646              746            0.20         15.94
CASH    First Midwest Financial Inc.           101               927              846            0.30         17.71
CATB    Catskill Financial Corp.                65               949              946            0.22         20.45
CBCI    Calumet Bancorp Inc.                   135             1,676            1,679            0.49         16.65
CBES    CBES Bancorp Inc.                       54               305              268            0.28         19.64
CBK     Citizens First Financial Corp.         105               359              323            0.12         37.50
CBSA    Coastal Bancorp Inc.                   442             2,717            2,646            0.51         14.71
CBSB    Charter Financial Inc.                 104             1,909            1,071            0.25         23.63
CCFH    CCF Holding Company                     67                (6)             (29)          (0.05)           NM
CEBK    Central Co-operative Bank               NA               745              521            0.27         24.42
CENB    Century Bancorp Inc.                    11               396              396            1.05         19.76
CENF    CENFED Financial Corp.                 339             4,300            4,099            0.69         14.72
CFB     Commercial Federal Corp.             1,530            17,108           16,726            0.76         17.35
CFBC    Community First Banking Co.            176               916              916              NA            NA
CFCP    Coastal Financial Corp.                172             1,621            1,288            0.26         21.63
CFFC    Community Financial Corp.               52               329              330            0.26         25.96
CFNC    Carolina Fincorp Inc.                   41               355              347            0.20         22.81
CFSB    CFSB Bancorp Inc.                       NA             2,801            2,611            0.49         17.98
CFTP    Community Federal Bancorp               33               615              586            0.13         40.38
CFX     CFX Corp.                            1,004              (173)           5,832            0.34         20.96
CIBI    Community Investors Bancorp             26               236              236            0.28         14.51
CKFB    CKF Bancorp Inc.                         9               225              224            0.26         17.79
CLAS    Classic Bancshares Inc.                 NA               274               72            0.06         70.31

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
CMRN    Cameron Financial Corp                  55               643              637            0.26         19.95
CMSB    Commonwealth Bancorp Inc.              724             4,001            2,918            0.18         29.34
CMSV    Community Savings Bnkshrs(MHC)         273             1,549            1,151            0.23         38.04
CNIT    CENIT Bancorp Inc.                      NA             1,709            1,596            0.95         17.89
CNSB    CNS Bancorp Inc.                        27               192              192            0.13         40.87
CNY     Carver Bancorp Inc.                    110               329              329            0.15         27.81
COFI    Charter One Financial                2,702            47,809           46,260            0.92         17.12
CONE    Conestoga Bancorp, Inc.                105               742              334            0.07            NA
COOP    Cooperative Bankshares Inc.            115               526              526            0.16         28.52
CRZY    Crazy Woman Creek Bancorp               10               189              192            0.21         18.42
CSA     Coast Savings Financial              1,512            20,228           23,965            1.22         12.96
CSBF    CSB Financial Group Inc.                15                52               51            0.06         54.69
CTZN    CitFed Bancorp Inc.                    753             7,003            7,000            0.52         17.43
CVAL    Chester Valley Bancorp Inc.            109               853              796            0.36         18.92
DCBI    Delphos Citizens Bancorp Inc.           21               467              467            0.24         18.23
DIBK    Dime Financial Corp.                   148             4,395            4,301            0.79          9.73
DIME    Dime Community Bancorp Inc.            246             2,838            2,827            0.23         27.04
DME     Dime Bancorp Inc.                    3,162            39,527           37,678            0.36         17.84
DNFC    D & N Financial Corp.                  507             3,722            3,305            0.38         17.56
DSL     Downey Financial Corp.               1,161            10,557            9,544            0.35         20.71
EBSI    Eagle Bancshares                       539             1,723            1,756            0.30         16.25
EFBC    Empire Federal Bancorp Inc.             NA               408              408            0.17         24.26
EFBI    Enterprise Federal Bancorp              38               531              426            0.22         31.82
EGFC    Eagle Financial Corp.                  410             4,262            4,201            0.64         20.61
EGLB    Eagle BancGroup Inc.                    52               104               73            0.06         83.33
EIRE    Emerald Isle Bancorp Inc.              112               923              982            0.43         18.60
EMLD    Emerald Financial Corp.                121             1,577            1,503            0.29         16.81
EQSB    Equitable Federal Savings Bank          71               532              528            0.82         14.48
ESBK    Elmira Savings Bank (The)              111               331              174            0.25         30.75
ESX     Essex Bancorp Inc.                      95              (491)            (491)          (0.85)           NM
ETFS    East Texas Financial Services           29               207              188            0.19         26.32
FAB     FirstFed America Bancorp Inc.           NA             1,782            1,527            0.19         27.63
FBBC    First Bell Bancorp Inc.                 59             1,846            1,851            0.30         15.00
FBCI    Fidelity Bancorp Inc.                   NA             1,082            1,082            0.38         15.79
FBCV    1ST Bancorp                             85               455              411            0.39         17.31
FBER    1st Bergen Bancorp                      55               490              490            0.18         26.22
FBHC    Fort Bend Holding Corp.                142               503              402            0.19         26.32
FBNW    FirstBank Corp.                         90               481              336              NA            NA
FBSI    First Bancshares Inc.                   63               521              464            0.44         14.35
FCB     Falmouth Bancorp Inc.                   NA               212              170            0.14         36.83
FCBF    FCB Financial Corp.                     NA             1,690            1,563            0.41         16.92
FCME    First Coastal Corp.                     68               334              263            0.19         19.08
FDEF    First Defiance Financial               150             1,383            1,308            0.14         28.35
FED     FirstFed Financial Corp.               433             5,971            5,942            0.55         17.76
FESX    First Essex Bancorp Inc.               307             2,650            2,298            0.29         18.10
FFBA    First Colorado Bancorp Inc.            292             5,180            5,129            0.32         20.41
FFBH    First Federal Bancshares of AR         156             1,311            1,311            0.29         19.40
FFBI    First Financial Bancorp Inc.            37               119               91            0.22         23.86
FFBS    FFBS BanCorp Inc.                       32               451              451            0.30         18.75
FFBZ    First Federal Bancorp Inc.              70               505              486            0.28         17.52
FFCH    First Financial Holdings Inc.          543             3,607            3,497            0.55         21.59
FFDB    FirstFed Bancorp Inc.                   NA               420              420            0.35         15.20
FFDF    FFD Financial Corp.                     NA               224              224            0.17         27.39
FFED    Fidelity Federal Bancorp               105               509              467            0.17         14.89
FFES    First Federal of East Hartford         182             1,324            1,455            0.52         17.70
FFFC    FFVA Financial Corp.                   135             2,082            1,966            0.42         19.87
FFFD    North Central Bancshares Inc.           NA               973              973            0.31         14.92
FFFL    Fidelity Bankshares Inc. (MHC)          NA             2,010            1,493            0.22         32.53
FFHH    FSF Financial Corp.                     90               854              844            0.30         16.46
FFHS    First Franklin Corp.                    50               409              373            0.30         23.75
FFIC    Flushing Financial Corp.               180             2,193            2,216            0.30         19.69
FFKY    First Federal Financial Corp.           99             1,604            1,528            0.36         15.54
FFLC    FFLC Bancorp Inc.                      126               926              723            0.19         30.26
FFOH    Fidelity Financial of Ohio             103             1,216            1,195            0.22         17.05

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.          427             2,455            2,018            0.39         24.84
FFSL    First Independence Corp.                24               203              203            0.20         18.75
FFSX    First Fed SB of Siouxland(MHC)         160               841              809            0.29         27.48
FFWC    FFW Corp.                               52               470              460            0.65         16.06
FFWD    Wood Bancorp Inc.                       47               612              541            0.25         18.50
FFYF    FFY Financial Corp.                    175             1,903            1,872            0.48         16.67
FGHC    First Georgia Holding Inc.              82               381              381            0.12         17.19
FIBC    Financial Bancorp Inc.                  56               670              670            0.40         15.31
FISB    First Indiana Corporation              592             4,706            3,699            0.34         21.51
FKFS    First Keystone Financial                74               696              639            0.56         16.52
FKKYD   Frankfort First Bancorp Inc.            25               376              376            0.24         19.27
FLAG    FLAG Financial Corp.                   108               502              405            0.20         22.66
FLFC    First Liberty Financial Corp.          543             3,496            3,195            0.41         20.58
FLGS    Flagstar Bancorp Inc.                1,088             6,194            6,194            0.45         10.69
FLKY    First Lancaster Bancshares              NA               111              111            0.12         32.81
FMBD    First Mutual Bancorp Inc.              168               271              222            0.07         73.21
FMCO    FMS Financial Corp.                    281             1,394            1,389            0.57         14.36
FMSB    First Mutual Savings Bank              118             1,167            1,177            0.27         17.25
FNGB    First Northern Capital Corp.           215             1,586            1,494            0.16         21.48
FOBC    Fed One Bancorp                        129               803              784            0.32         20.21
FPRY    First Financial Bancorp                 NA               257              141            0.15            NA
FSBI    Fidelity Bancorp Inc.                   NA               802              777            0.48         14.32
FSFC    First Southeast Financial Corp         116               926              926            0.21         18.01
FSFF    First SecurityFed Financial             NA               861              849              NA            NA
FSLA    First Savings Bank (MHC)               209             1,805            2,294            0.28         39.29
FSNJ    Bayonne Bancshares Inc.                 71               969              972              NA            NA
FSPG    First Home Bancorp Inc.                119             1,152            1,123            0.41         14.02
FSPT    FirstSpartan Financial Corp.           114             2,035            2,035              NA            NA
FSSB    First FS&LA of San Bernardino           51               (32)             (32)          (0.10)           NM
FSTC    First Citizens Corp.                    NA             1,309            1,139            0.38         19.08
FTF     Texarkana First Financial Corp          35               756              748            0.44         14.63
FTFC    First Federal Capital Corp.            670             4,691            3,515            0.36         21.18
FTNB    Fulton Bancorp Inc.                     NA               339              280            0.17         32.35
FTSB    Fort Thomas Financial Corp.             19               323              323            0.23         16.30
FWWB    First SB of Washington Bancorp          NA             3,297            3,101            0.32         20.21
GAF     GA Financial Inc.                      204             2,166            2,086            0.28         17.69
GBCI    Glacier Bancorp Inc.                   247             2,318            2,305            0.34         16.18
GDVS    Greater Delaware Valley (MHC)           69               549              549            0.17         47.06
GDW     Golden West Financial                4,088            90,007           88,782            1.56         15.01
GFCO    Glenway Financial Corp.                 68               613              613            0.27         17.13
GFED    Guaranty Federal SB (MHC)               NA               517              492            0.16         40.63
GFSB    GFS Bancorp Inc.                        16               298              300            0.29         14.71
GLMR    Gilmer Financial Svcs, Inc.             12               (54)             (57)          (0.32)           NM
GOSB    GSB Financial Corp.                     NA               125              124              NA            NA
GPT     GreenPoint Financial Corp.           1,962            36,093           35,596            0.94         18.28
GSB     Golden State Bancorp Inc.            3,083            28,517           31,460            0.45         19.03
GSBC    Great Southern Bancorp Inc.            423             3,860            3,433            0.42         15.18
GSFC    Green Street Financial Corp.            31               723              723            0.17         27.21
GSLA    GS Financial Corp.                      33               529              529            0.17         26.10
GTFN    Great Financial Corp.                  846             8,148            5,667            0.41         30.98
GTPS    Great American Bancorp                  NA               228              228            0.13         36.54
GUPB    GFSB Bancorp Inc.                       NA               179              177            0.23         22.01
GWBC    Gateway Bancorp Inc.                     9                84               83            0.08         61.33
HALL    Hallmark Capital Corp.                  73               645              656            0.22         16.62
HARB    Harbor Florida Bancorp (MHC)           327             3,510            3,476            0.69         24.18
HARL    Harleysville Savings Bank               53               861              861            0.50         14.25
HARS    Harris Financial Inc. (MHC)            495             5,258            4,315            0.12         40.76
HAVN    Haven Bancorp Inc.                     630             2,451            2,553            0.28         19.53
HBBI    Home Building Bancorp                   15                78               78            0.27         19.68
HBEI    Home Bancorp of Elgin Inc.             121               623              623            0.10         46.56
HBFW    Home Bancorp                            81               738              738            0.31         22.18
HBNK    Highland Federal Bank FSB              116             1,739            1,145            0.48         16.67
HBS     Haywood Bancshares Inc.                 34               827              827            0.66          7.86
HCBB    HCB Bancshares Inc.                     NA               292              282            0.11         31.53

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
HCFC    Home City Financial Corp.               15               243              243            0.29         14.98
HEMT    HF Bancorp Inc.                         NA               502              448            0.07         62.50
HFFB    Harrodsburg First Fin Bancorp           15               378              378            0.20         22.34
HFFC    HF Financial Corp.                     262             1,684            1,540            0.50         13.25
HFGI    Harrington Financial Group              59               317              236            0.07         44.20
HFNC    HFNC Financial Corp.                   123             4,074            1,902            0.12         30.99
HFSA    Hardin Bancorp Inc.                     19               178              166            0.21         21.13
HHFC    Harvest Home Financial Corp.            17               171              170            0.19         19.41
HIFS    Hingham Instit. for Savings             63               681              681            0.52         13.40
HMCI    HomeCorp Inc.                          177               481              391            0.21         32.59
HMLK    Hemlock Federal Financial Corp          53               420              420            0.22         19.46
HMNF    HMN Financial Inc.                      NA             1,524            1,131            0.28         23.10
HOMF    Home Federal Bancorp                   249             2,461            2,229            0.42         16.07
HPBC    Home Port Bancorp Inc.                  49               822              814            0.45         12.71
HRBF    Harbor Federal Bancorp Inc.             47               411              411            0.25         22.63
HRZB    Horizon Financial Corp.                121             2,048            1,810            0.25         17.75
HTHR    Hawthorne Financial Corp.              196             3,214            3,212            0.47         12.10
HWEN    Home Financial Bancorp                  18                80               59            0.14         29.46
HZFS    Horizon Financial Svcs Corp.            28               247              177            0.21         13.69
IBSF    IBS Financial Corp.                    130             1,278            1,278            0.12         36.46
IFSB    Independence Federal Svgs Bank          NA               211               91            0.07         50.00
INBI    Industrial Bancorp Inc.                 83             1,230            1,230            0.25         18.00
INCB    Indiana Community Bank SB               NA               140              140            0.15         34.17
IPSW    Ipswich Savings Bank                    63               573              448            0.18         19.10
ISBF    ISB Financial Corp.                    388             1,302            1,234            0.19         37.17
ITLA    ITLA Capital Corp.                     149             3,188            3,188            0.40         11.47
IWBK    InterWest Bancorp Inc.                 621             5,241            3,994            0.49         20.41
JOAC    Joachim Bancorp Inc.                    14                66               66            0.09         41.67
JSB     JSB Financial Inc.                     354             8,554            6,677            0.64         19.02
JSBA    Jefferson Savings Bancorp               NA             2,359            2,217            0.46         23.03
JXSB    Jacksonville Savings Bk (MHC)           81               305              250            0.20         32.81
JXVL    Jacksonville Bancorp Inc.               71               974              974            0.41         11.66
KFBI    Klamath First Bancorp                  222             2,114            2,114            0.22         25.28
KNK     Kankakee Bancorp Inc.                  114               736              719            0.48         18.23
KSAV    KS Bancorp Inc.                         31               296              296            0.31         18.15
KSBK    KSB Bancorp Inc.                        NA               448              425            0.36         12.50
KYF     Kentucky First Bancorp Inc.             21               267              260            0.21         17.26
LARK    Landmark Bancshares Inc.                NA               592              528            0.30         19.38
LARL    Laurel Capital Group Inc.               50               777              750            0.49         14.16
LFBI    Little Falls Bancorp Inc.               41               457              457            0.18         27.78
LFCO    Life Financial Corp.                    NA             3,931            3,931            0.60          6.51
LFED    Leeds Federal Savings Bk (MHC)          27               865              865            0.17         33.46
LIFB    Life Bancorp Inc.                      219             3,430            3,243            0.33         26.99
LISB    Long Island Bancorp Inc.             1,446            12,943           10,513            0.45         26.53
LOGN    Logansport Financial Corp.              13               297              309            0.24         15.89
LONF    London Financial Corporation            NA               128              102            0.22         17.90
LSBI    LSB Financial Corp.                     63               414              373            0.41         16.92
LSBX    Lawrence Savings Bank                   99             1,570            1,558            0.35         10.63
LVSB    Lakeview Financial                      87             1,907              847            0.17         36.21
LXMO    Lexington B&L Financial Corp.            9               226              226            0.22         19.60
MAFB    MAF Bancorp Inc.                       850             9,196            9,055            0.57         15.02
MARN    Marion Capital Holdings                 NA               660              660            0.36         19.27
MASB    MASSBANK Corp.                         185             2,589            2,324            0.63         18.45
MBB     MSB Bancorp Inc.                        NA             1,230            1,183            0.31         24.70
MBBC    Monterey Bay Bancorp Inc.               98               511              401            0.13         37.02
MBLF    MBLA Financial Corp.                    13               505              505            0.38         17.76
MBSP    Mitchell Bancorp Inc.                    6               125              125            0.15         28.75
MCBN    Mid-Coast Bancorp Inc.                  25               126              116            0.50         14.38
MCBS    Mid Continent Bancshares Inc.          166               977            1,325            0.68         15.99
MDBK    Medford Bancorp Inc.                   255             2,710            2,633            0.55         17.16
MECH    Mechanics Savings Bank                 230             1,910            1,898            0.36         19.44
MERI    Meritrust Federal SB                    95               657              657            0.80         21.56
METF    Metropolitan Financial Corp.           277             1,489            1,406            0.40         18.13
MFBC    MFB Corp.                               69               496              496            0.29         20.26

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
MFCX    Marshalltown Financial Corp.            32               181              181            0.12         35.94
MFFC    Milton Federal Financial Corp.          58               345              321            0.15         25.63
MFLR    Mayflower Co-operative Bank             48               330              305            0.34         18.20
MFSL    Maryland Federal Bancorp               259             2,429            2,251            0.33         20.08
MIFC    Mid-Iowa Financial Corp.                NA               347              347            0.20         14.69
MIVI    Mississippi View Holding Co.            NA               185              179            0.23         19.02
MLBC    ML Bancorp Inc.                        471             4,068            2,970            0.26         28.37
MONT    Montgomery Financial Corp.              32               226              226              NA            NA
MRKF    Market Financial Corp.                   9               179              179            0.15         25.73
MSBF    MSB Financial Inc.                      19               291              263            0.22         22.16
MSBK    Mutual Savings Bank FSB                237               192               82            0.02        162.50
MWBI    Midwest Bancshares Inc.                 39               417              299            0.27         16.44
MWBX    MetroWest Bank                         174             1,952            1,949            0.14         16.63
MWFD    Midwest Federal Financial               NA               777              544            0.32         21.19
NASB    North American Savings Bank            245             2,796            2,216            0.98         13.78
NBN     Northeast Bancorp                       NA               553              482            0.29         24.03
NBSI    North Bancshares Inc.                   34               112              113            0.12         54.69
NEIB    Northeast Indiana Bancorp               40               586              586            0.33         15.15
NHTB    New Hampshire Thrift Bncshrs           113               701              428            0.20         26.88
NMSB    NewMil Bancorp Inc.                    124               701              674            0.16         21.09
NSLB    NS&L Bancorp Inc.                       19               139              139            0.19         24.34
NSSB    Norwich Financial Corp.                239             2,088            1,719            0.30         26.25
NSSY    NSS Bancorp Inc.                        NA             1,677            1,422            0.59         16.90
NTMG    Nutmeg Federal S&LA                     NA               210              174            0.10         31.88
NWEQ    Northwest Equity Corp.                  35               256              248            0.32         14.84
NWSB    Northwest Savings Bank (MHC)           796             4,837            4,954            0.11         34.66
NYB     New York Bancorp Inc.                  516            13,870           12,613            0.56         16.63
OCFC    Ocean Financial Corp.                  235             3,540            3,539            0.45         20.83
OCN     Ocwen Financial Corp.                  944            20,165           12,172            0.21         31.10
OFCP    Ottawa Financial Corp.                 251             1,730            1,720            0.30         24.38
OHSL    OHSL Financial Corp.                    61               501              491            0.40         17.34
OSFS    Ohio State Financial Services           NA                80               80              NA            NA
OTFC    Oregon Trail Financial Corp.            NA               722              722              NA            NA
PALM    Palfed Inc.                             NA               941            1,516            0.29         24.84
PBCI    Pamrapo Bancorp Inc.                    98             1,265            1,265            0.44         14.20
PBCT    People's Bank (MHC)                  3,103            23,300           10,495            0.17         52.39
PBHC    Oswego City Savings Bk (MHC)            75               483              434            0.23         30.98
PBKB    People's Bancshares Inc.               224             1,219              508            0.15         35.00
PCBC    Perry County Financial Corp.             9               230              233            0.30         19.38
PDB     Piedmont Bancorp Inc.                   30               414              389            0.14         19.64
PEEK    Peekskill Financial Corp.               25               495              495            0.17         25.74
PERM    Permanent Bancorp Inc.                 126               645              624            0.29         22.63
PERT    Perpetual Bank (MHC)                   113               661              662            0.44         30.18
PFDC    Peoples Bancorp                         78             1,131            1,131            0.33         18.94
PFED    Park Bancorp Inc.                       40               449              443            0.20         22.50
PFFB    PFF Bancorp Inc.                       508             3,286            3,235            0.19         25.41
PFFC    Peoples Financial Corp.                 19               202              197            0.14         24.78
PFNC    Progress Financial Corp.               190               902              911            0.20         19.38
PFSB    PennFed Financial Services Inc         197             2,686            2,686            0.56         15.51
PFSL    Pocahontas FS&LA (MHC)                  60               528              521            0.33         26.42
PHBK    Peoples Heritage Finl Group          2,381            18,606           18,575            0.68         16.11
PHFC    Pittsburgh Home Financial Corp          NA               570              467            0.25         18.50
PHSB    Peoples Home Savings Bk (MHC)           75               471              467              NA            NA
PKPS    Poughkeepsie Financial Corp.           280             1,054            1,095            0.08         32.81
PLSK    Pulaski Savings Bank (MHC)              42               326              326            0.16         31.05
PMFI    Perpetual Midwest Financial            108               554              484            0.25         28.50
PRBC    Prestige Bancorp Inc.                   35               202              204            0.24         20.05
PROV    Provident Financial Holdings            NA             1,467              778            0.17         31.62
PSBK    Progressive Bank Inc.                  264             2,195            2,148            0.56         15.85
PSFC    Peoples-Sidney Financial Corp.          17               338              338            0.20         21.56
PSFI    PS Financial Inc.                       15               418              417            0.19         24.01
PTRS    Potters Financial Corp.                 45               274              242            0.25         18.00
PULB    Pulaski Bank, Svgs Bank (MHC)           85               534              460            0.22         34.09
PULS    Pulse Bancorp                           57             1,434            1,434            0.45         14.44

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
PVFC    PVF Capital Corp.                      124             1,261            1,212            0.44         11.43
PVSA    Parkvale Financial Corporation         245             2,696            2,696            0.51         14.34
PWBC    PennFirst Bancorp Inc.                 133             1,432            1,405            0.26         17.67
PWBK    Pennwood Bancorp Inc.                   11               128              128            0.24         19.92
QCBC    Quaker City Bancorp Inc.               141             1,530            1,511            0.33         17.05
QCFB    QCF Bancorp Inc.                        NA               640              640            0.52         13.70
QCSB    Queens County Bancorp Inc.             279             5,395            5,395            0.38         23.85
RARB    Raritan Bancorp Inc.                    85               967              962            0.38         18.42
REDF    RedFed Bancorp Inc.                    273             2,802            2,803            0.38         13.12
RELI    Reliance Bancshares Inc.                NA               163              163            0.07         32.59
RELY    Reliance Bancorp Inc.                  389             4,741            3,856            0.43         20.13
RIVR    River Valley Bancorp                    NA               315              282            0.26         17.91
ROSE    TR Financial Corp.                     437             9,032            7,859            0.44         19.32
RSLN    Roslyn Bancorp Inc.                    401            11,034           10,049            0.26         22.48
RVSB    Riverview Bancorp Inc.                  93               756              724              NA            NA
SBFL    SB of the Finger Lakes (MHC)            74               193              157            0.09         83.33
SBOS    Boston Bancorp (The)                    NA            14,315            5,073            0.95            NA
SCBS    Southern Community Bancshares           18               211              211            0.21         22.62
SCCB    S. Carolina Community Bancshrs          NA               119              119            0.18         31.94
SFED    SFS Bancorp Inc.                        60               296              296            0.25         23.50
SFFC    StateFed Financial Corp.                NA               224              224            0.15         23.33
SFIN    Statewide Financial Corp.               NA             1,382            1,382            0.33         17.71
SFSB    SuburbFed Financial Corp.               NA               730              571            0.42         20.65
SFSL    Security First Corp.                   152             2,305            2,338            0.27         19.68
SGVB    SGV Bancorp Inc.                        94               331              310            0.14         32.14
SHEN    First Shenango Bancorp Inc.            101             1,178            1,166            0.56         14.84
SHSB    SHS Bancorp Inc.                        NA               147              147              NA            NA
SISB    SIS Bancorp Inc.                       494             3,169            3,074            0.55         17.22
SKAN    Skaneateles Bancorp Inc.               110               430              425            0.30         15.83
SKBO    First Carnegie Deposit (MHC)            NA               320              245            0.11         43.47
SMBC    Southern Missouri Bancorp Inc.          56               357              336            0.21         23.21
SMFC    Sho-Me Financial Corp.                  78             1,124            1,119            0.75         16.92
SOBI    Sobieski Bancorp Inc.                   24               124              124            0.18         27.08
SOPN    First Savings Bancorp Inc.              43             1,276            1,276            0.32         18.85
SOSA    Somerset Savings Bank                  150             1,749            1,637            0.09         13.37
SPBC    St. Paul Bancorp Inc.                1,083            12,374           12,282            0.35         18.13
SRN     Southern Banc Co.                       NA               144              144            0.13         34.13
SSB     Scotland Bancorp Inc.                   NA               399              399            0.24         10.68
SSFC    South Street Financial Corp.            38               723              634            0.15         31.88
SSM     Stone Street Bancorp Inc.               18               386              386            0.20         28.13
STFR    St. Francis Capital Corp.              355             1,899            3,395            1.05          9.52
STSA    Sterling Financial Corp.               502             2,531            2,153            0.28         19.08
SVRN    Sovereign Bancorp Inc.               1,963             2,540           15,730            0.29         16.76
SWBI    Southwest Bancshares                    91             1,059            1,006            0.36         17.19
SWCB    Sandwich Bancorp Inc.                  155             1,238            1,220            0.61         18.44
SZB     SouthFirst Bancshares Inc.              45               124              125            0.15         33.75
THR     Three Rivers Financial Corp.            NA               225              211            0.27         18.75
THRD    TF Financial Corp.                     152             1,367              933            0.23         30.98
TPNZ    Tappan Zee Financial Inc.               14               244              237            0.17         29.04
TRIC    Tri-County Bancorp Inc.                 19               211              244            0.42         16.37
TSBS    Trenton SB (MHC)                       144             1,668              579            0.06        159.38
TSH     Teche Holding Co.                      163               930              927            0.28         18.42
TWIN    Twin City Bancorp                       53               290              241            0.19         18.91
UBMT    United Financial Corp.                  NA               402              402            0.33         19.70
UFRM    United Federal Savings Bank            144               501              461            0.15         19.58
USAB    USABancshares, Inc.                     NA               128              122            0.15         16.46
VABF    Virginia Beach Fed. Financial          192             1,099              838            0.17         24.73
WAMU    Washington Mutual Inc.              20,302          (126,954)         170,152            0.65         27.40
WAYN    Wayne Savings Bancshares (MHC)          91               496              452            0.20         38.75
WBST    Webster Financial Corp.              1,225             9,690           13,452            0.96         16.70
WCBI    Westco Bancorp                          57             1,272            1,133            0.42         15.77
WCFB    Webster City Federal SB (MHC)           21               328              328            0.16         33.20
WEFC    Wells Financial Corp.                   NA               555              539            0.28         15.63
WEHO    Westwood Homestead Fin. Corp.           20               194              358            0.15         29.58

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
WES     Westcorp                             2,717             8,928           (3,187)          (0.12)           NM
WFI     Winton Financial Corp.                  NA               879              639            0.32         15.33
WFSG    Wilshire Financial Services             NA             7,068            5,084            0.54         12.96
WFSL    Washington Federal Inc.                656            27,528           27,139            0.56         14.56
WHGB    WHG Bancshares Corp.                    28               231              231            0.17         23.90
WOFC    Western Ohio Financial Corp.           103                60              397            0.20         33.44
WRNB    Warren Bancorp Inc.                    137             1,704            1,350            0.33         15.53
WSB     Washington Savings Bank, FSB            76               541              397            0.09         19.79
WSFS    WSFS Financial Corp.                   300             4,280            4,219            0.34         14.80
WSTR    WesterFed Financial Corp.              369             1,809            1,795            0.32         18.80
WVFC    WVS Financial Corp.                     58               935              935            0.53         14.74
WWFC    Westwood Financial Corp.                15               120              120            0.19         36.35
WYNE    Wayne Bancorp Inc.                      56               483              483            0.25         21.75
YFCB    Yonkers Financial Corporation           61               744              741            0.27         17.25
YFED    York Financial Corp.                   390             2,433            2,027            0.22         28.69
                                        ---------------  -----------------------------------------------------------
        Average                                369             2,608            3,128            0.31         24.18

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
        Comparable Thrift Data
FESX    First Essex Bancorp Inc.               307             2,650            2,298            0.29         18.10
FFES    First Federal of East Hartford         182             1,324            1,455            0.52         17.70
FFIC    Flushing Financial Corp.               180             2,193            2,216            0.30         19.69
GAF     GA Financial Inc.                      204             2,166            2,086            0.28         17.69
JSB     JSB Financial Inc.                     354             8,554            6,677            0.64         19.02
MASB    MASSBANK Corp.                         185             2,589            2,324            0.63         18.45
MDBK    Medford Bancorp Inc.                   255             2,710            2,633            0.55         17.16
PWBC    PennFirst Bancorp Inc.                 133             1,432            1,405            0.26         17.67
SFIN    Statewide Financial Corp.               NA             1,382            1,382            0.33         17.71
SISB    SIS Bancorp Inc.                       494             3,169            3,074            0.55         17.22
STFR    St. Francis Capital Corp.              355             1,899            3,395            1.05          9.52
THRD    TF Financial Corp.                     152             1,367              933            0.23         30.98
                                        ---------------  -----------------------------------------------------------
        Average                                254.64          2,620            2,490            0.47         18.41
        Median                                 204.00          2,180            2,257            0.43         17.71
        Maximum                                494.00          8,554            6,677            1.05         30.98
        Minimum                                133.00          1,324              933            0.23          9.52

                                    Exhibit 6
                               Industry Multiples
                       Pricing Data as of December 8, 1997

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
%CAL    California Federal Bank, a FSB     NA         NA      NA       NA       NA        NA       NA          NA        NA     NA
%CCMD   Chevy Chase Bank, FSB              NA         NA      NA       NA       NA        NA       NA          NA        NA     NA
AABC    Access Anytime Bancorp Inc.     10.75      12.83    2.49     8.60     9.60      2.56   143.14      143.14     12.38   0.00
AADV    Advantage Bancorp Inc.          68.25     220.85   20.07    22.09    24.55     22.75   223.04      239.73     21.29   0.59
ABBK    Abington Bancorp Inc.           37.00      67.52   16.23    17.54    19.58     17.79   190.43      210.11     13.57   1.08
ABCL    Alliance Bancorp Inc.           27.75     222.59   17.79    23.92    21.51     15.42   172.36      174.42     16.23   1.59
ABCW    Anchor BanCorp Wisconsin        35.00     318.14   17.16    17.68    18.92     18.62   253.26      257.73     16.21   0.91
AFBC    Advance Financial Bancorp       17.25      18.71   21.56       NA       NA     22.70   114.92      114.92     17.70   1.86
AFCB    Affiliated Community Bancorp    31.75     206.32   18.46    18.25    18.25     18.90   183.74      184.70     18.26   1.89
AFED    AFSALA Bancorp Inc.             18.75      26.03   20.38       NA       NA     20.38   117.78      117.78     17.14   1.28
AFFFZ   America First Financial Fund    50.50     303.53   16.40     8.29     8.24     15.78   171.71      173.54     13.49   3.17
AHCI    Ambanc Holding Co.              19.50      83.98   25.66       NM       NM     34.82   139.48      139.48     15.87   1.03
AHM     H.F. Ahmanson & Co.             63.13   5,959.71   18.79    18.24    21.25     19.01   312.96      368.29     12.73   1.39
ALBC    Albion Banc Corp.               28.00       7.00   18.92    21.05    21.37     18.92   115.46      115.46      9.89   1.14
ALBK    ALBANK Financial Corp.          45.25     582.72   16.88    17.01    17.08     16.88   169.54      192.47     15.67   1.59
AMFC    AMB Financial Corp.             16.00      15.42   12.50    16.00    22.86     22.22   107.02      107.02     14.92   1.75
ANA     Acadiana Bancshares Inc.        23.75      63.10   20.47    22.20    22.84     21.99   138.00      138.00     23.38   1.52
ANDB    Andover Bancorp Inc.            39.13     201.60   15.53    15.71    16.10     15.78   193.69      193.69     15.73   1.94
ANE     Alliance Bncorp of New England  17.13      27.86   13.81    14.89    15.86     28.54   156.39      160.20     11.52   1.17
ASBI    Ameriana Bancorp                20.25      65.44   16.33    18.08    19.85     18.08   148.57      148.68     16.65   3.16
ASBP    ASB Financial Corp.             13.38      22.32   20.90    19.67    20.90     20.90   129.85      129.85     20.22   2.99
ASFC    Astoria Financial Corp.         56.88   1,175.37   17.55    19.68    20.83     20.03   192.73      227.86     14.87   1.06
ATSB    AmTrust Capital Corp.           14.00       7.37   29.17    25.00    41.18     58.33    96.82       97.77     10.58   1.43
AVND    Avondale Financial Corp.        17.00      59.41      NM       NM       NM        NM   128.98      128.98      9.95   0.00
BANC    BankAtlantic Bancorp Inc.       14.50     319.38   15.76    15.26    28.43     40.28   206.26      249.14     11.35   0.91
BDJI    First Federal Bancorporation    28.00      18.83   20.59    23.14    23.73     20.00   157.75      157.75     16.89   0.00
BFD     BostonFed Bancorp Inc.          20.38     115.12   16.98    18.03    19.78     19.59   132.05      137.11     11.98   1.37
BFFC    Big Foot Financial Corp.        18.75      47.11   46.88       NA       NA     46.88   125.25      125.25     21.90   0.00
BFSB    Bedford Bancshares Inc.         29.00      33.13   19.08    19.73    19.86     19.59   160.75      160.75     23.80   1.93
BKC     American Bank of Connecticut    49.00     113.35   14.58    15.36    18.22     16.78   211.02      218.95     18.59   2.94
BKCT    Bancorp Connecticut Inc.        23.13     117.66   21.41    22.24    24.60     25.14   258.09      258.09     27.75   2.16
BKUNA   BankUnited Financial Corp.      13.88     132.27   23.13    25.69    28.91     34.69   174.75      222.00      6.17   0.00
BNKU    Bank United Corp.               44.13   1,394.16   17.51    18.23    23.47     18.70   232.97      238.38     11.65   1.45
BPLS    Bank Plus Corp.                 12.91     249.61   17.93    18.98    22.64     18.98   140.90      141.20      6.37   0.00
BSBC    Branford Savings Bank            6.06      39.77   25.26    20.91    20.91     25.26   225.39      225.39     21.75   1.32
BTHL    Bethel Bancorp                  12.50      15.15   16.45    13.02    16.89     19.53    91.17      108.60      6.89   2.56
BVCC    Bay View Capital Corp.          35.38     439.40   38.45    26.80    24.40     23.90   238.86      285.97     13.90   0.91
BWFC    Bank West Financial Corp.       17.50      45.90   19.02    28.23    50.00     48.61   197.29      197.29     27.92   1.22
BYFC    Broadway Financial Corp.        13.25      11.01   30.11    33.97    30.81    165.63    89.71       89.71      8.83   1.51
CAFI    Camco Financial Corp.           24.00      77.14   11.32    13.87    16.33     13.33   160.21      173.16     15.36   2.25
CAPS    Capital Savings Bancorp Inc.    24.13      45.64   19.46    20.27    20.80     20.80   206.20      206.20     18.84   1.00
CASB    Cascade Financial Corp.         12.75      43.18   18.75    17.96    18.21     15.94   152.51      152.51     10.13   0.00
CASH    First Midwest Financial Inc.    21.25      57.35   16.10    16.73    17.56     17.71   131.91      148.50     14.18   2.26
CATB    Catskill Financial Corp.        18.00      83.83   20.45    21.95    22.50     20.45   116.81      116.81     28.94   1.78
CBCI    Calumet Bancorp Inc.            32.63     103.30   16.65    16.15    16.48     16.65   130.45      130.45     21.15   0.00
CBES    CBES Bancorp Inc.               22.00      22.55   17.19    17.19    18.97     19.64   125.00      125.00     21.15   1.82
CBK     Citizens First Financial Corp.  18.00      46.51   34.62    31.03    34.62     37.50   110.43      110.43     16.73   0.00
CBSA    Coastal Bancorp Inc.            30.00     149.77   14.42    12.77    13.27     14.71   149.03      177.30      5.11   1.60
CBSB    Charter Financial Inc.          23.63      98.05   13.13    22.72    22.29     23.63   172.32      194.77     24.93   1.35
CCFH    CCF Holding Company             20.00      16.40      NM   133.33       NM        NM   140.75      140.75     15.00   2.75
CEBK    Central Co-operative Bank       26.38      51.83   17.35    17.58    18.71     24.42   146.12      162.31     14.46   1.21
CENB    Century Bancorp Inc.            83.00      33.81   19.76       NA       NA     19.76   110.59      110.59     33.49   2.41
CENF    CENFED Financial Corp.          40.63     243.43   14.11    16.79    18.64     14.72   188.87      189.13     10.50   0.89
CFB     Commercial Federal Corp.        52.75   1,138.96   16.91    17.70    17.64     17.35   256.19      286.22     15.80   0.63
CFBC    Community First Banking Co.     39.50      95.34      NA       NA       NA        NA   125.44      127.13     24.16   1.52
CFCP    Coastal Financial Corp.         22.50     104.55   17.05    18.91    21.84     21.63   322.81      322.81     21.16   1.60

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
CFFC    Community Financial Corp.       27.00      34.48   25.96    18.00    18.00     25.96   142.18      142.18     18.79   2.07
CFNC    Carolina Fincorp Inc.           18.25      33.79   22.81       NA       NA     22.81   131.11      131.11     29.62   1.32
CFSB    CFSB Bancorp Inc.               35.25     179.07   16.63    18.85    20.14     17.98   270.53      270.53     20.85   1.93
CFTP    Community Federal Bancorp       21.00      97.20   37.50    30.00    30.00     40.38   156.72      156.72     45.02   1.43
CFX     CFX Corp.                       28.50     684.04      NM    26.39    21.92     20.96   278.05      288.46     24.22   3.09
CIBI    Community Investors Bancorp     16.25      14.66   14.51    15.48    15.48     14.51   134.41      134.41     15.79   1.97
CKFB    CKF Bancorp Inc.                18.50      16.71   17.79    14.80    19.68     17.79   109.40      109.40     27.91   2.70
CLAS    Classic Bancshares Inc.         16.88      21.94   19.18    19.40    24.82     70.31   111.53      131.32     16.59   1.66
CMRN    Cameron Financial Corp          20.75      53.16   19.95    21.39    21.39     19.95   119.05      119.05     25.02   1.35
CMSB    Commonwealth Bancorp Inc.       21.13     343.17   21.13    20.92    27.08     29.34   162.25      208.13     15.06   1.33
CMSV    Community Savings Bnkshrs(MHC)  35.00     178.32   28.23    32.41    35.35     38.04   215.78      215.78     25.14   2.57
CNIT    CENIT Bancorp Inc.              68.00     112.50   16.67    20.61    21.12     17.89   219.28      239.44     16.03   1.47
CNSB    CNS Bancorp Inc.                21.25      35.13   40.87    41.67    40.87     40.87   148.19      148.19     36.06   1.13
CNY     Carver Bancorp Inc.             16.69      38.62   27.81       NM    50.57     27.81   110.66      115.09      9.29   0.00
COFI    Charter One Financial           63.00   4,017.38   16.58    17.45    17.85     17.12   291.26      317.06     20.55   1.59
CONE    Conestoga Bancorp, Inc.            NA         NA      NA       NA       NA        NA       NA          NA        NA     NA
COOP    Cooperative Bankshares Inc.     18.25      54.45   28.52    26.45    26.45     28.52   196.87      196.87     15.14   0.00
CRZY    Crazy Woman Creek Bancorp       15.47      14.77   18.42    21.19    20.90     18.42   103.96      103.96     24.64   2.59
CSA     Coast Savings Financial         63.25   1,178.43   15.35    22.51    21.08     12.96   250.89      253.81     13.04   0.00
CSBF    CSB Financial Group Inc.        13.13      12.36   54.69    77.21    48.61     54.69   101.04      106.97     25.31   0.00
CTZN    CitFed Bancorp Inc.             36.25     470.68   17.43    18.98    18.98     17.43   227.70      250.52     14.29   0.66
CVAL    Chester Valley Bancorp Inc.     27.25      59.66   17.47    20.04    21.12     18.92   211.40      211.40     18.51   1.62
DCBI    Delphos Citizens Bancorp Inc.   17.50      34.29   18.23       NA       NA     18.23   119.45      119.45     31.81   0.00
DIBK    Dime Financial Corp.            30.75     158.74    9.49    10.42    10.68      9.73   211.49      217.78     17.22   1.43
DIME    Dime Community Bancorp Inc.     24.88     314.04   27.04    23.25    24.63     27.04   167.96      194.95     22.67   0.97
DME     Dime Bancorp Inc.               25.69   2,607.13   16.90    20.72    21.06     17.84   247.48      260.00     13.43   0.62
DNFC    D & N Financial Corp.           26.69     220.02   15.52    16.47    17.79     17.56   238.71      241.08     12.54   0.75
DSL     Downey Financial Corp.          29.00     775.87   18.59    19.59    20.57     20.71   185.78      188.19     13.25   1.10
EBSI    Eagle Bancshares                19.50     111.12   16.81    22.67    18.40     16.25   154.88      154.88     12.66   3.08
EFBC    Empire Federal Bancorp Inc.     16.50      42.77   24.26       NA       NA     24.26   106.38      106.38     38.70   1.82
EFBI    Enterprise Federal Bancorp      28.00      55.60   25.00    22.76    27.18     31.82   176.99      177.10     20.23   3.57
EGFC    Eagle Financial Corp.           52.75     333.17   20.29    48.84    36.38     20.61   230.25      289.36     15.89   1.90
EGLB    Eagle BancGroup Inc.            20.00      23.80   55.56    44.44    58.82     83.33   117.44      117.44     13.92   0.00
EIRE    Emerald Isle Bancorp Inc.       32.00      71.99   20.00    20.38    19.28     18.60   232.22      232.22     16.23   0.88
EMLD    Emerald Financial Corp.         19.50      98.90   16.25    16.39    17.57     16.81   210.13      213.35     16.39   1.23
EQSB    Equitable Federal Savings Bank  47.50      28.60   14.31    23.06    14.39     14.48   184.11      184.11      9.28   0.00
ESBK    Elmira Savings Bank (The)       30.75      21.72   16.02    22.61    27.95     30.75   145.94      149.85      9.52   2.08
ESX     Essex Bancorp Inc.               4.88       5.16      NM       NM       NM        NM       NM          NM      2.69   0.00
ETFS    East Texas Financial Services   20.00      20.53   23.81    25.64    27.40     26.32    98.33       98.33     17.70   1.00
FAB     FirstFed America Bancorp Inc.   21.00     182.85   23.86       NA       NA     27.63   134.36      134.36     17.65   0.00
FBBC    First Bell Bancorp Inc.         18.00     117.19   15.00    15.52    15.93     15.00   163.34      163.34     17.20   2.22
FBCI    Fidelity Bancorp Inc.           24.00      67.08   15.79    17.39    17.39     15.79   128.62      128.89     13.47   1.33
FBCV    1ST Bancorp                     27.00      28.01   15.70    14.92    29.35     17.31   124.14      126.52     10.74   1.04
FBER    1st Bergen Bancorp              18.88      54.07   26.22    25.86    25.86     26.22   139.09      139.09     18.99   1.06
FBHC    Fort Bend Holding Corp.         20.00      33.28   20.83    21.05    27.40     26.32   168.35      180.34     10.37   2.00
FBNW    FirstBank Corp.                 18.50      36.70      NA       NA       NA        NA   115.70      115.70     20.63   1.51
FBSI    First Bancshares Inc.           25.25      27.61   12.88    14.85    16.40     14.35   121.75      121.75     16.95   0.79
FCB     Falmouth Bancorp Inc.           20.63      30.00   28.65    37.50    41.25     36.83   131.54      131.54     31.13   0.97
FCBF    FCB Financial Corp.             27.75     107.65   15.77    22.20    21.68     16.92   148.24      148.24     20.58   2.88
FCME    First Coastal Corp.             14.50      19.71   15.10     3.22     3.35     19.08   136.02      136.02     13.27   0.00
FDEF    First Defiance Financial        15.88     142.19   26.46    26.46    26.91     28.35   125.89      125.89     24.75   2.02
FED     FirstFed Financial Corp.        39.06     413.58   17.76    18.17    18.17     17.76   195.22      197.19     10.07   0.00
FESX    First Essex Bancorp Inc.        21.00     158.06   15.44    15.22    17.95     18.10   176.47      201.73     13.07   2.29
FFBA    First Colorado Bancorp Inc.     26.13     438.65   20.41    23.54    23.54     20.41   217.71      220.65     28.47   1.84
FFBH    First Federal Bancshares of AR  22.50     110.16   19.40    18.60    19.57     19.40   135.22      135.22     20.13   1.07
FFBI    First Financial Bancorp Inc.    21.00       8.72   18.10       NM    23.08     23.86   116.02      116.02     10.35   0.00

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
FFBS    FFBS BanCorp Inc.               22.50      35.38   18.75    18.75    18.75     18.75   149.30      149.30     26.21   2.22
FFBZ    First Federal Bancorp Inc.      19.63      30.91   16.92    17.21    18.00     17.52   216.61      216.85     15.17   1.43
FFCH    First Financial Holdings Inc.   47.50     302.49   20.83    21.30    21.89     21.59   288.75      288.75     17.66   1.77
FFDB    FirstFed Bancorp Inc.           21.28      24.49   15.20    14.48    14.88     15.20   144.08      157.40     13.88   2.35
FFDF    FFD Financial Corp.             18.63      26.91   27.39    14.90    30.04     27.39   125.34      125.34     30.50   1.61
FFED    Fidelity Federal Bancorp        10.13      28.26   13.32    14.46    14.89     14.89   196.60      196.60     12.01   3.95
FFES    First Federal of East Hartford  36.81      98.74   19.58    19.69    17.36     17.70   150.87      150.87     10.00   1.63
FFFC    FFVA Financial Corp.            33.38     150.98   18.96    20.48    21.26     19.87   187.08      190.93     26.60   1.44
FFFD    North Central Bancshares Inc.   18.50      60.43   14.92    16.09    16.09     14.92   122.27      122.27     28.02   1.35
FFFL    Fidelity Bankshares Inc. (MHC)  28.63     194.22   23.85    30.45    35.78     32.53   226.28      227.72     18.57   3.14
FFHH    FSF Financial Corp.             19.75      59.44   16.46    18.63    18.81     16.46   121.61      121.61     15.31   2.53
FFHS    First Franklin Corp.            28.50      33.97   21.59    27.94    23.55     23.75   162.95      163.89     14.69   1.40
FFIC    Flushing Financial Corp.        23.63     188.61   19.69    22.29    22.08     19.69   138.32      144.05     19.64   1.02
FFKY    First Federal Financial Corp.   22.38      92.77   14.72    15.33    15.54     15.54   177.58      188.18     24.32   2.50
FFLC    FFLC Bancorp Inc.               23.00      88.20   23.96    25.56    27.06     30.26   167.52      167.52     23.00   1.25
FFOH    Fidelity Financial of Ohio      15.00      83.70   17.05    19.23    16.85     17.05   121.56      137.11     15.83   1.87
FFPB    First Palm Beach Bancorp Inc.   38.75     195.60   20.18    20.95    25.00     24.84   173.07      177.18     10.82   1.55
FFSL    First Independence Corp.        15.00      14.67   18.75    22.06    22.06     18.75   127.33      127.33     13.04   1.67
FFSX    First Fed SB of Siouxland(MHC)  31.88      90.30   26.56    26.79    27.48     27.48   226.38      228.17     19.77   1.51
FFWC    FFW Corp.                       41.75      29.98   15.81    16.97    17.32     16.06   169.44      186.72     16.45   1.73
FFWD    Wood Bancorp Inc.               18.50      39.22   16.52    18.32    19.89     18.50   189.36      189.36     23.54   2.16
FFYF    FFY Financial Corp.             32.00     131.66   16.33    17.30    17.58     16.67   157.64      157.64     21.59   2.50
FGHC    First Georgia Holding Inc.       8.25      25.18   17.19    27.50    22.30     17.19   195.96      213.73     16.10   0.65
FIBC    Financial Bancorp Inc.          24.50      41.89   15.31    16.33    15.41     15.31   155.95      156.65     14.11   1.63
FISB    First Indiana Corporation       29.25     308.92   17.01    18.51    22.33     21.51   207.15      209.68     19.97   1.64
FKFS    First Keystone Financial        37.00      45.45   15.16    16.30    17.79     16.52   183.62      183.62     12.17   0.54
FKKYD   Frankfort First Bancorp Inc.    18.50      30.34   19.27       NM    35.58     19.27   135.23      135.23     22.77   3.89
FLAG    FLAG Financial Corp.            18.13      36.92   18.13    18.13    22.66     22.66   170.03      170.03     15.48   1.88
FLFC    First Liberty Financial Corp.   33.75     260.90   18.75    25.76    22.06     20.58   274.39      304.33     20.23   1.30
FLGS    Flagstar Bancorp Inc.           19.25     263.15   10.69    42.78       NA     10.69   216.54      225.41     12.94   0.00
FLKY    First Lancaster Bancshares      15.75      14.98   32.81    28.64    28.64     32.81   107.73      107.73     31.75   3.18
FMBD    First Mutual Bancorp Inc.       20.50      71.89   64.06    60.29    66.13     73.21   122.24      160.41     17.86   1.56
FMCO    FMS Financial Corp.             32.75      78.20   14.36    14.36    14.43     14.36   207.28      210.34     13.44   0.86
FMSB    First Mutual Savings Bank       18.63      75.75   17.25    18.26    18.63     17.25   247.34      247.34     16.79   1.07
FNGB    First Northern Capital Corp.    13.75     121.63   20.22    21.48    22.18     21.48   166.87      166.87     18.51   2.33
FOBC    Fed One Bancorp                 25.88      61.42   19.60    19.31    19.45     20.21   148.28      155.13     17.17   2.40
FPRY    First Financial Bancorp            NA         NA      NA       NA       NA        NA       NA          NA        NA     NA
FSBI    Fidelity Bancorp Inc.           27.50      42.76   13.75    16.08    16.37     14.32   165.17      165.17     11.22   1.31
FSFC    First Southeast Financial Corp  15.13      66.37   18.01    18.67    18.67     18.01   184.45      184.45     18.96   1.59
FSFF    First SecurityFed Financial     16.31     104.53      NA       NA       NA        NA       NA          NA        NA   0.00
FSLA    First Savings Bank (MHC)        44.00     352.79   50.00    39.29    37.61     39.29   355.13      390.76     33.73   1.09
FSNJ    Bayonne Bancshares Inc.         12.13     109.73      NA       NA       NA        NA   114.60      114.60     17.90   1.40
FSPG    First Home Bancorp Inc.         23.00      62.29   13.69    13.37    13.69     14.02   172.80      175.44     11.86   1.74
FSPT    FirstSpartan Financial Corp.    38.25     169.46      NA       NA       NA        NA   131.13      131.13     35.13   1.57
FSSB    First FS&LA of San Bernardino    9.63       3.16      NM       NM       NM        NM    70.36       73.03      3.05   0.00
FSTC    First Citizens Corp.            29.00      79.57   16.48    14.01    15.68     19.08   233.12      295.92     23.58   1.01
FTF     Texarkana First Financial Corp  25.75      46.02   14.63    15.70    15.80     14.63   168.08      168.08     25.75   2.18
FTFC    First Federal Capital Corp.     30.50     279.53   15.89    18.37    22.10     21.18   266.14      282.41     17.92   1.57
FTNB    Fulton Bancorp Inc.             22.00      37.82   26.19       NA       NA     32.35   147.85      147.85     36.47   0.91
FTSB    Fort Thomas Financial Corp.     15.00      22.43   16.30    18.99    18.99     16.30   142.05      142.05     22.92   1.67
FWWB    First SB of Washington Bancorp  25.88     265.13   19.03    19.90    21.04     20.21   163.46      176.98     24.13   1.08
GAF     GA Financial Inc.               19.81     155.96   17.08    20.64    21.08     17.69   134.60      135.89     19.69   2.42
GBCI    Glacier Bancorp Inc.            22.00     150.00   16.18    18.03    17.60     16.18   261.59      268.29     26.13   2.18
GDVS    Greater Delaware Valley (MHC)   32.00     104.72   47.06    47.06    47.06     47.06   361.58      361.58     42.09   1.13
GDW     Golden West Financial           93.69   5,321.84   14.82    15.91    16.15     15.01   206.54      206.54     13.56   0.53
GFCO    Glenway Financial Corp.         18.50      42.21   17.13    18.69    19.27     17.13   152.01      153.91     14.38   2.16

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
GFED    Guaranty Federal SB (MHC)       26.00      81.25   38.24    41.94    43.33     40.63   296.80      296.80     38.67   1.69
GFSB    GFS Bancorp Inc.                17.06      16.86   14.71    15.23    15.23     14.71   154.98      154.98     17.84   1.52
GLMR    Gilmer Financial Svcs, Inc.     14.13       2.70      NM   117.71    20.77        NM    71.05       71.05      6.41   0.00
GOSB    GSB Financial Corp.             16.88      37.94      NA       NA       NA        NA       NA          NA        NA   0.00
GPT     GreenPoint Financial Corp.      68.75   2,944.29   18.09    19.31    20.04     18.28   204.31      381.10     22.49   1.46
GSB     Golden State Bancorp Inc.       34.25   1,728.11   21.41    25.00    20.76     19.03   211.94      236.86     10.52   0.00
GSBC    Great Southern Bancorp Inc.     25.50     205.91   13.56    16.67    17.59     15.18   327.34      327.34     28.32   1.73
GSFC    Green Street Financial Corp.    18.50      79.52   27.21    27.61    27.61     27.21   126.37      126.37     44.69   2.38
GSLA    GS Financial Corp.              17.75      61.03   26.10       NA       NA     26.10   107.97      107.97     46.56   1.58
GTFN    Great Financial Corp.           50.81     702.41   21.53    23.31    31.56     30.98   241.05      251.18     24.28   1.18
GTPS    Great American Bancorp          19.00      32.24   36.54    48.72    44.19     36.54   103.04      103.04     23.10   2.11
GUPB    GFSB Bancorp Inc.               20.25      16.21   22.01    21.09    21.09     22.01   115.06      115.06     14.75   1.98
GWBC    Gateway Bancorp Inc.            19.63      21.23   61.33    33.26    33.26     61.33   121.52      121.52     33.72   2.04
HALL    Hallmark Capital Corp.          14.63      42.21   16.62    16.07    16.43     16.62   138.10      138.10     10.09   0.00
HARB    Harbor Florida Bancorp (MHC)    66.75     331.98   23.84    25.09    25.28     24.18   343.01      354.11     29.35   2.10
HARL    Harleysville Savings Bank       28.50      47.36   14.25    14.18    14.18     14.25   207.12      207.12     13.72   1.54
HARS    Harris Financial Inc. (MHC)     19.56     660.82   32.61    37.62    45.50     40.76   382.09      431.85     31.32   1.13
HAVN    Haven Bancorp Inc.              21.88     191.89   20.25    17.22    17.09     19.53   174.44      175.00     10.47   1.37
HBBI    Home Building Bancorp           21.25       6.62   19.68    18.48    18.81     19.68   104.01      104.01     15.86   1.41
HBEI    Home Bancorp of Elgin Inc.      18.63     127.69   46.56    40.49    42.33     46.56   135.26      135.26     37.28   2.15
HBFW    Home Bancorp                    27.50      69.43   22.18    36.18    23.50     22.18   156.07      156.07     20.73   0.73
HBNK    Highland Federal Bank FSB       32.00      73.60   10.96    13.56    17.68     16.67   186.05      186.05     14.26   0.00
HBS     Haywood Bancshares Inc.         20.75      25.94    7.86    13.30    13.30      7.86   119.73      123.95     16.98   2.70
HCBB    HCB Bancshares Inc.             13.88      36.70   31.53       NA       NA     31.53    96.15       99.75     18.36   0.00
HCFC    Home City Financial Corp.       17.38      15.72   14.98       NA       NA     14.98   114.31      114.31     22.42   2.07
HEMT    HF Bancorp Inc.                 17.50     109.93   54.69       NM    58.33     62.50   131.98      158.37     10.47   0.00
HFFB    Harrodsburg First Fin Bancorp   17.88      36.19   22.34    30.30    23.83     22.34   114.00      114.00     33.22   2.24
HFFC    HF Financial Corp.              26.50      77.85   12.05    14.17    15.41     13.25   145.44      145.44     12.92   1.59
HFGI    Harrington Financial Group      12.38      40.30   30.94    18.20    22.50     44.20   159.88      159.88      7.73   0.97
HFNC    HFNC Financial Corp.            14.88     255.74   14.30    22.20    25.65     30.99   156.91      156.91     29.50   1.88
HFSA    Hardin Bancorp Inc.             17.75      15.25   20.17    18.49    19.51     21.13   112.70      112.70     13.00   2.70
HHFC    Harvest Home Financial Corp.    14.75      13.49   19.41    56.73    27.83     19.41   130.42      130.42     15.40   2.98
HIFS    Hingham Instit. for Savings     27.88      36.34   13.40    14.08    14.08     13.40   173.14      173.14     16.80   1.72
HMCI    HomeCorp Inc.                   27.38      46.74   26.32    29.76    36.99     32.59   209.45      209.45     14.30   0.00
HMLK    Hemlock Federal Financial Corp  17.13      35.56   19.46       NA       NA     19.46   113.71      113.71     21.96   1.40
HMNF    HMN Financial Inc.              25.88     108.25   17.02    18.35    21.56     23.10   128.80      128.80     19.16   0.00
HOMF    Home Federal Bancorp            27.00     137.91   14.67    16.07    17.53     16.07   229.40      236.43     19.85   1.30
HPBC    Home Port Bancorp Inc.          22.88      42.13   12.71    13.00    13.07     12.71   196.35      196.35     20.96   3.50
HRBF    Harbor Federal Bancorp Inc.     22.63      38.31   22.63    24.07    24.07     22.63   135.16      135.16     17.64   2.12
HRZB    Horizon Financial Corp.         17.75     132.05   15.85    15.99    16.28     17.75   158.91      158.91     24.85   2.48
HTHR    Hawthorne Financial Corp.       22.75      70.25   12.10    17.23    18.20     12.10   162.38      162.38      7.88   0.00
HWEN    Home Financial Bancorp          16.50       7.66   21.71    22.00    25.38     29.46   105.70      105.70     18.55   1.21
HZFS    Horizon Financial Svcs Corp.    11.50       9.79    9.91    14.74    18.25     13.69   111.98      111.98     11.15   1.57
IBSF    IBS Financial Corp.             17.50     191.61   36.46    32.41    32.41     36.46   149.70      149.70     26.08   2.29
IFSB    Independence Federal Svgs Bank  14.00      17.94   21.88    12.84    30.43     50.00    98.38      110.50      7.13   1.57
INBI    Industrial Bancorp Inc.         18.00      93.11   18.00    17.82    18.75     18.00   153.06      153.06     26.29   3.11
INCB    Indiana Community Bank SB       20.50      18.90   34.17    39.42    39.42     34.17   165.59      165.59     19.67   1.76
IPSW    Ipswich Savings Bank            13.75      32.76   14.95    16.37    20.22     19.10   287.66      287.66     16.14   0.87
ISBF    ISB Financial Corp.             28.25     194.95   35.31    26.90    27.43     37.17   159.15      185.98     20.39   1.77
ITLA    ITLA Capital Corp.              18.34     143.99   11.47    12.31    12.31     11.47   148.90      149.50     15.97   0.00
IWBK    InterWest Bancorp Inc.          40.00     322.01   15.63    16.13    18.35     20.41   247.99      252.53     15.73   1.60
JOAC    Joachim Bancorp Inc.            15.00      10.84   41.67    39.47    39.47     41.67   109.81      109.81     30.90   3.33
JSB     JSB Financial Inc.              48.69     482.91   14.84    17.08    19.17     19.02   135.58      135.58     31.48   2.88
JSBA    Jefferson Savings Bancorp       42.38     212.14   21.62    19.71    20.28     23.03   172.47      219.90     16.87   1.32
JXSB    Jacksonville Savings Bk (MHC)   26.25      33.39   27.34    33.23    39.77     32.81   192.73      192.73     20.33   1.52

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
JXVL    Jacksonville Bancorp Inc.       19.13      46.73   11.66    24.84     8.39     11.66   141.14      141.14     21.06   2.61
KFBI    Klamath First Bancorp           22.25     222.91   25.28    25.28    25.28     25.28   142.26      156.47     22.74   1.44
KNK     Kankakee Bancorp Inc.           35.00      49.89   17.86    17.16    17.41     18.23   128.44      136.24     14.68   1.37
KSAV    KS Bancorp Inc.                 22.50      19.92   18.15    17.05    17.18     18.15   136.86      136.94     18.12   2.67
KSBK    KSB Bancorp Inc.                18.00      22.29   11.84    13.95    13.85     12.50   202.25      212.77     14.89   0.44
KYF     Kentucky First Bancorp Inc.     14.50      18.82   16.48    18.13    18.35     17.26   128.43      128.43     21.44   3.45
LARK    Landmark Bancshares Inc.        23.25      39.26   17.10    17.10    19.38     19.38   122.43      122.43     17.24   1.72
LARL    Laurel Capital Group Inc.       27.75      40.15   13.60    14.16    14.68     14.16   182.57      182.57     19.11   1.87
LFBI    Little Falls Bancorp Inc.       20.00      52.16   27.78    29.85    33.33     27.78   137.65      149.25     16.08   1.00
LFCO    Life Financial Corp.            15.63     102.21    6.51     7.23     7.23      6.51   206.68      206.68     34.75   0.00
LFED    Leeds Federal Savings Bk (MHC)  22.75     117.89   33.46    35.00    35.00     33.46   247.55      247.55     41.30   2.23
LIFB    Life Bancorp Inc.               35.63     350.82   25.45    25.82    27.62     26.99   220.32      226.62     23.60   1.35
LISB    Long Island Bancorp Inc.        47.75   1,147.09   21.70    22.96    26.98     26.53   209.98      211.94     19.34   1.26
LOGN    Logansport Financial Corp.      15.25      19.22   16.58    16.94    16.22     15.89   118.58      118.58     22.41   2.62
LONF    London Financial Corporation    15.75       8.11   14.58    19.44    20.72     17.90   106.71      106.71     21.24   1.52
LSBI    LSB Financial Corp.             27.75      25.43   15.08    16.62    18.88     16.92   137.10      137.10     12.70   1.23
LSBX    Lawrence Savings Bank           14.88      63.73   10.63    10.86    10.86     10.63   189.73      189.73     18.05   0.00
LVSB    Lakeview Financial              24.63     111.04   16.20    20.52    28.30     36.21   179.61      209.57     21.95   0.51
LXMO    Lexington B&L Financial Corp.   17.25      19.64   19.60    30.26    22.70     19.60   117.11      117.11     33.15   1.74
MAFB    MAF Bancorp Inc.                34.25     517.23   14.76    14.64    14.70     15.02   198.90      226.37     15.49   0.82
MARN    Marion Capital Holdings         27.75      49.33   19.27    17.45    17.68     19.27   124.89      124.89     27.40   3.17
MASB    MASSBANK Corp.                  46.50     166.08   16.61    17.22    18.31     18.45   164.60      167.09     17.75   2.07
MBB     MSB Bancorp Inc.                30.63      87.10   23.20    27.34    27.34     24.70   136.72      256.49     11.25   1.96
MBBC    Monterey Bay Bancorp Inc.       19.25      62.17   30.08    32.63    35.00     37.02   123.40      133.13     15.18   0.62
MBLF    MBLA Financial Corp.            27.00      34.22   17.76    20.15    19.71     17.76   120.81      120.81     15.29   1.48
MBSP    Mitchell Bancorp Inc.           17.25      16.06   28.75    27.82    27.82     28.75   112.30      112.30     46.42   2.32
MCBN    Mid-Coast Bancorp Inc.          28.75       6.70   13.31    14.82    15.63     14.38   126.93      126.93     10.90   1.81
MCBS    Mid Continent Bancshares Inc.   43.50      85.34   21.75    20.23    18.67     15.99   215.35      215.35     21.06   0.92
MDBK    Medford Bancorp Inc.            37.75     171.43   16.56    15.79    17.00     17.16   171.90      183.43     15.49   1.91
MECH    Mechanics Savings Bank          28.00     148.21   19.44    10.45    10.45     19.44   171.46      171.46     17.84   0.00
MERI    Meritrust Federal SB            69.00      53.42   21.56    21.23    21.23     21.56   277.22      277.22     22.90   1.01
METF    Metropolitan Financial Corp.    29.00     102.24   17.26    19.73    21.01     18.13   292.93      321.15     11.81   0.00
MFBC    MFB Corp.                       23.50      38.79   20.26    20.61    20.61     20.26   115.71      115.71     15.16   1.36
MFCX    Marshalltown Financial Corp.    17.25      24.35   35.94    30.26    31.94     35.94   120.04      120.04     19.40   0.00
MFFC    Milton Federal Financial Corp.  15.38      35.44   24.02    24.40    27.46     25.63   124.90      124.90     16.88   3.90
MFLR    Mayflower Co-operative Bank     24.75      22.04   16.72    16.95    19.04     18.20   177.17      180.00     17.08   2.75
MFSL    Maryland Federal Bancorp        26.50     171.39   18.40    23.04    16.26     20.08   171.85      173.88     14.59   1.59
MIFC    Mid-Iowa Financial Corp.        11.75      19.72   14.69    13.06    14.33     14.69   163.42      163.65     15.40   0.68
MIVI    Mississippi View Holding Co.    17.50      12.95   18.23    18.23    18.42     19.02   107.36      107.36     18.90   0.91
MLBC    ML Bancorp Inc.                 29.50     350.03   21.07    23.41    32.78     28.37   204.72      219.49     15.12   1.36
MONT    Montgomery Financial Corp.      12.44      20.56      NA       NA       NA        NA   105.32      105.32     20.16   1.77
MRKF    Market Financial Corp.          15.44      20.62   25.73       NA       NA     25.73   103.68      103.68     36.74   1.81
MSBF    MSB Financial Inc.              19.50      24.06   20.31    21.91    22.67     22.16   188.77      188.77     31.23   1.44
MSBK    Mutual Savings Bank FSB         13.00      55.63   81.25    86.67       NM    162.50   133.61      133.61      8.50   0.00
MWBI    Midwest Bancshares Inc.         17.75      18.07   11.68    15.99    18.30     16.44   174.36      174.36     12.06   1.35
MWBX    MetroWest Bank                   9.31     129.97   16.63    17.57    17.57     16.63   297.54      297.54     22.19   1.29
MWFD    Midwest Federal Financial       27.13      44.15   15.07    16.05    20.87     21.19   231.84      239.83     20.86   1.25
NASB    North American Savings Bank     54.00     120.76   10.89    13.33    14.14     13.78   212.85      220.23     16.34   1.48
NBN     Northeast Bancorp               27.88      41.30   20.50    23.42    29.65     24.03   195.34      221.05     13.58   1.15
NBSI    North Bancshares Inc.           26.25      25.09   54.69    35.00    39.18     54.69   154.05      154.05     20.68   1.83
NEIB    Northeast Indiana Bancorp       20.00      35.25   15.15    16.53    16.53     15.15   128.95      128.95     18.52   1.70
NHTB    New Hampshire Thrift Bncshrs    21.50      44.61   16.29    21.72    26.88     26.88   178.57      207.93     13.97   2.33
NMSB    NewMil Bancorp Inc.             13.50      51.77   19.85    21.09    22.50     21.09   160.33      160.33     16.31   2.37
NSLB    NS&L Bancorp Inc.               18.50      13.09   24.34    42.05    30.83     24.34   112.05      112.05     21.92   2.70
NSSB    Norwich Financial Corp.         31.50     171.12   21.28    22.03    24.05     26.25   209.30      230.60     24.41   1.78
NSSY    NSS Bancorp Inc.                39.88      97.94   14.45    16.21    54.62     16.90   177.30      182.66     14.43   1.00

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
NTMG    Nutmeg Federal S&LA             12.75       9.44   26.56    23.61    34.46     31.88   162.63      162.63      8.97   1.57
NWEQ    Northwest Equity Corp.          19.00      15.94   14.39    15.32    15.83     14.84   130.76      130.76     16.44   2.95
NWSB    Northwest Savings Bank (MHC)    15.25     712.99   34.66    35.47    36.31     34.66   352.19      372.86     33.94   1.05
NYB     New York Bancorp Inc.           37.25     794.12   15.02    16.56    18.26     16.63   469.74      469.74     24.48   1.61
OCFC    Ocean Financial Corp.           37.50     300.56   20.83    22.87    22.87     20.83   135.72      135.72     20.59   2.13
OCN     Ocwen Financial Corp.           26.13   1,580.70   18.66    17.53    30.74     31.10   378.08      388.19     53.47   0.00
OFCP    Ottawa Financial Corp.          29.25     155.94   24.38    23.78    24.38     24.38   206.71      255.91     18.06   1.37
OHSL    OHSL Financial Corp.            27.75      34.26   16.92    16.92    17.45     17.34   129.55      129.55     14.60   3.17
OSFS    Ohio State Financial Services   15.12       9.59      NA       NA       NA        NA    91.80       91.80     24.87   0.00
OTFC    Oregon Trail Financial Corp.    15.94      74.83      NA       NA       NA        NA       NA          NA        NA   0.00
PALM    Palfed Inc.                     28.81     152.69   40.02    60.03    34.71     24.84   268.28      268.28     22.84   0.42
PBCI    Pamrapo Bancorp Inc.            25.00      71.07   14.20    15.24    15.43     14.20   148.02      149.08     19.11   4.00
PBCT    People's Bank (MHC)             35.63   2,177.61   23.44    24.91    38.31     52.39   312.23      312.50     28.17   2.13
PBHC    Oswego City Savings Bk (MHC)    28.50      54.62   27.40    26.64    29.69     30.98   237.10      282.18     28.30   0.98
PBKB    People's Bancshares Inc.        21.00      68.94   14.58    15.56    28.38     35.00   234.37      244.47      9.61   2.10
PCBC    Perry County Financial Corp.    23.25      19.25   19.38    24.22    17.22     19.38   123.60      123.60     23.73   1.72
PDB     Piedmont Bancorp Inc.           11.00      30.26   18.33       NM    42.31     19.64   145.50      145.50     23.91   3.64
PEEK    Peekskill Financial Corp.       17.50      55.88   25.74    26.12    26.12     25.74   118.16      118.16     30.83   2.06
PERM    Permanent Bancorp Inc.          26.25      55.21   21.88    21.69    21.88     22.63   129.63      131.38     12.73   1.52
PERT    Perpetual Bank (MHC)            53.13      79.93   30.18    45.02    33.00     30.18   263.78      263.78     31.20   2.64
PFDC    Peoples Bancorp                 25.00      84.80   18.94    20.49    20.49     18.94   191.42      191.42     29.18   1.71
PFED    Park Bancorp Inc.               18.00      43.77   22.50    21.95    22.78     22.50   108.37      108.37     25.08   0.00
PFFB    PFF Bancorp Inc.                19.31     345.77   25.41    29.26    28.83     25.41   131.47      132.83     13.22   0.00
PFFC    Peoples Financial Corp.         13.88      20.34   24.78       NA       NA     24.78    87.93       87.93     23.92   3.60
PFNC    Progress Financial Corp.        15.50      61.67   19.38    18.02    22.79     19.38   264.96      296.93     14.23   0.77
PFSB    PennFed Financial Services Inc  34.75     167.58   15.51    16.01    16.01     15.51   154.93      182.99     12.29   0.81
PFSL    Pocahontas FS&LA (MHC)          34.88      56.93   26.42    23.89    24.05     26.42   234.85      234.85     14.85   2.58
PHBK    Peoples Heritage Finl Group     43.81   1,204.89   16.11    17.18    17.18     16.11   266.83      312.50     19.88   1.92
PHFC    Pittsburgh Home Financial Corp  18.50      36.43   15.42    17.79    19.89     18.50   126.45      127.76     13.33   1.30
PHSB    Peoples Home Savings Bk (MHC)   19.00      52.44      NA       NA       NA        NA   185.91      185.91     25.40   0.00
PKPS    Poughkeepsie Financial Corp.    10.50     132.25   32.81    30.00    30.00     32.81   177.66      177.66     14.96   1.91
PLSK    Pulaski Savings Bank (MHC)      19.88      41.14   31.05       NA       NA     31.05   191.84      191.84     22.98   1.51
PMFI    Perpetual Midwest Financial     28.50      53.38   24.57    34.76    43.18     28.50   156.25      156.25     13.29   1.05
PRBC    Prestige Bancorp Inc.           19.25      17.61   20.05    21.15    21.15     20.05   114.04      114.04     12.78   0.62
PROV    Provident Financial Holdings    21.50     103.98   16.80    22.40    46.74     31.62   121.74      121.74     16.23   0.00
PSBK    Progressive Bank Inc.           35.50     135.92   15.57    16.14    16.44     15.85   175.92      195.27     15.36   1.92
PSFC    Peoples-Sidney Financial Corp.  17.25      30.80   21.56       NA       NA     21.56   109.73      109.73     29.95   1.62
PSFI    PS Financial Inc.               18.25      37.85   24.01       NA       NA     24.01   123.64      123.64     46.14   2.63
PTRS    Potters Financial Corp.         18.00      17.36   16.07    15.38    15.65     18.00   160.57      160.57     14.15   1.11
PULB    Pulaski Bank, Svgs Bank (MHC)   30.00      62.82   28.85    51.72    38.46     34.09   267.14      267.14     34.86   3.67
PULS    Pulse Bancorp                   26.00      80.09   14.44    14.44    14.44     14.44   185.32      185.32     15.23   2.69
PVFC    PVF Capital Corp.               20.13      52.13   10.94    11.18    11.70     11.43   189.32      189.32     13.60   0.00
PVSA    Parkvale Financial Corporation  29.25     149.35   14.34    14.63    14.63     14.34   192.43      193.71     14.85   1.78
PWBC    PennFirst Bancorp Inc.          18.38      97.58   17.01    17.67    17.67     17.67   141.78      159.51     11.87   1.96
PWBK    Pennwood Bancorp Inc.           19.13      10.89   19.92    22.24    20.56     19.92   124.67      124.67     22.87   1.67
QCBC    Quaker City Bancorp Inc.        22.50     105.14   17.05    18.75    19.40     17.05   146.77      146.77     12.41   0.00
QCFB    QCF Bancorp Inc.                28.50      39.44   13.70    14.54    14.54     13.70   151.35      151.35     24.89   0.00
QCSB    Queens County Bancorp Inc.      36.25     547.68   23.85    25.53    25.89     23.85   273.38      273.38     35.54   2.21
RARB    Raritan Bancorp Inc.            28.00      66.42   18.42    18.18    18.42     18.42   221.52      224.90     16.31   1.71
REDF    RedFed Bancorp Inc.             19.94     143.13   13.12    15.82    15.95     13.12   177.86      178.50     14.80   0.00
RELI    Reliance Bancshares Inc.         9.13      22.56   32.59    35.10    36.50     32.59    99.40       99.40     48.00   0.00
RELY    Reliance Bancorp Inc.           34.63     301.67   16.33    18.13    19.24     20.13   179.50      244.35     14.83   1.85
RIVR    River Valley Bancorp            18.63      22.17   16.06       NA       NA     17.91   125.84      127.66     16.01   0.86
ROSE    TR Financial Corp.              34.00     598.13   16.67    18.18    20.24     19.32   243.90      243.90     16.20   1.88
RSLN    Roslyn Bancorp Inc.             23.38   1,020.14   20.87       NA       NA     22.48   166.49      167.32     29.37   1.20
RVSB    Riverview Bancorp Inc.          15.44      94.60      NM       NM       NA        NA   161.49      167.62     33.52   0.00

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
SBFL    SB of the Finger Lakes (MHC)    30.00      53.55   68.18    68.18   103.45     83.33   251.68      251.68     23.49   1.33
SBOS    Boston Bancorp (The)               NA         NA      NA       NA       NA        NA       NA          NA        NA     NA
SCBS    Southern Community Bancshares   19.00      21.61   22.62       NA       NA     22.62   144.05      144.05     30.71   1.58
SCCB    S. Carolina Community Bancshrs  23.00      16.07   31.94    29.49    29.49     31.94   132.56      132.56     35.23   2.61
SFED    SFS Bancorp Inc.                23.50      28.93   23.50    23.74    23.74     23.50   133.22      133.22     16.62   1.19
SFFC    StateFed Financial Corp.        14.00      21.80   23.33    19.44    19.44     23.33   141.99      141.99     24.91   1.43
SFIN    Statewide Financial Corp.       23.38     105.40   17.71    18.41    18.41     17.71   163.01      163.23     15.26   1.88
SFSB    SuburbFed Financial Corp.       34.69      43.80   16.06    17.00    20.77     20.65   152.61      153.15     10.12   0.92
SFSL    Security First Corp.            21.25     161.00   19.68    20.43    20.43     19.68   255.72      259.78     23.69   1.51
SGVB    SGV Bancorp Inc.                18.00      42.17   30.00    26.47    33.33     32.14   138.67      140.85     10.31   0.00
SHEN    First Shenango Bancorp Inc.     33.25      68.79   14.58    14.91    14.98     14.84   147.45      147.45     17.14   1.81
SHSB    SHS Bancorp Inc.                16.12      13.22      NA       NA       NA        NA       NA          NA        NA   0.00
SISB    SIS Bancorp Inc.                37.88     211.37   16.61    18.48    18.66     17.22   199.97      199.97     14.55   1.48
SKAN    Skaneateles Bancorp Inc.        19.00      27.26   15.83    16.10    16.52     15.83   157.02      161.70     10.99   1.40
SKBO    First Carnegie Deposit (MHC)    19.13      43.99   34.15       NA       NA     43.47   180.25      180.25     29.90   1.57
SMBC    Southern Missouri Bancorp Inc.  19.50      31.44   22.16    20.74    21.20     23.21   119.19      119.19     19.25   2.56
SMFC    Sho-Me Financial Corp.          50.75      76.08   16.92    18.94    19.90     16.92   224.26      224.26     22.06   0.00
SOBI    Sobieski Bancorp Inc.           19.50      15.20   27.08    29.55    31.97     27.08   112.98      112.98     18.04   1.64
SOPN    First Savings Bancorp Inc.      24.13      89.19   18.85    19.61    19.61     18.85   130.90      130.90     30.11   3.65
SOSA    Somerset Savings Bank            4.81      80.14   12.03    15.53    16.04     13.37   233.64      233.64     15.40   0.00
SPBC    St. Paul Bancorp Inc.           25.38     867.00   18.13    18.80    18.66     18.13   211.81      212.34     19.04   1.58
SRN     Southern Banc Co.               17.75      21.84   34.13    42.26    42.26     34.13   120.42      121.49     20.57   1.97
SSB     Scotland Bancorp Inc.           10.25      19.61   10.68    13.85    13.85     10.68   134.69      134.69     30.46   2.93
SSFC    South Street Financial Corp.    19.13      86.00   28.13       NA       NA     31.88   128.87      128.87     35.75   2.09
SSM     Stone Street Bancorp Inc.       22.50      42.71   28.13    25.28    25.28     28.13   137.87      137.87     40.76   2.00
STFR    St. Francis Capital Corp.       40.00     209.52   16.95    18.18    18.35      9.52   163.00      184.25     12.62   1.40
STSA    Sterling Financial Corp.        21.38     161.75   16.19    17.52    19.26     19.08   164.68      179.92      8.65   0.00
SVRN    Sovereign Bancorp Inc.          19.44   1,735.34  242.98    28.59    20.04     16.76   265.18      324.51     11.89   0.41
SWBI    Southwest Bancshares            24.75      65.80   16.28    17.19    17.68     17.19   154.59      154.59     17.54   3.23
SWCB    Sandwich Bancorp Inc.           45.00      86.36   18.15    19.07    19.40     18.44   212.67      221.24     16.87   3.11
SZB     SouthFirst Bancshares Inc.      20.25      17.16   33.75       NM   106.58     33.75   126.09      126.09     17.64   2.47
THR     Three Rivers Financial Corp.    20.25      16.68   17.46    19.10    20.05     18.75   128.57      129.06     17.70   1.98
THRD    TF Financial Corp.              28.50      90.84   21.59    23.36    26.64     30.98   148.36      168.04     18.63   1.40
TPNZ    Tappan Zee Financial Inc.       19.75      29.39   29.04    27.43    27.82     29.04   137.53      137.53     23.58   1.42
TRIC    Tri-County Bancorp Inc.         27.50      16.05   19.10    18.21    17.86     16.37   118.89      118.89     18.21   2.91
TSBS    Trenton SB (MHC)                38.25     346.00   53.13    43.97    62.70    159.38   319.55      355.15     54.16   0.92
TSH     Teche Holding Co.               20.63      70.90   18.42    17.33    18.09     18.42   130.46      130.46     17.55   2.42
TWIN    Twin City Bancorp               14.38      18.29   15.63    19.97    23.96     18.91   132.24      132.24     17.10   2.78
UBMT    United Financial Corp.          26.00      31.81   19.70    21.14    21.31     19.70   128.46      128.46     30.86   3.85
UFRM    United Federal Savings Bank     11.75      36.12   18.36    18.65    23.50     19.58   172.29      172.29     12.64   2.04
USAB    USABancshares, Inc.              9.88       7.23   15.43    34.05    37.98     16.46   146.73      148.94     11.25   0.00
VABF    Virginia Beach Fed. Financial   16.81      83.71   19.11    22.42    27.56     24.73   193.25      193.25     13.83   1.19
WAMU    Washington Mutual Inc.          71.25  18,323.79      NM   134.43    30.45     27.40   351.33      379.19     19.17   1.57
WAYN    Wayne Savings Bancshares (MHC)  31.00      69.91   35.23    38.27    40.79     38.75   293.01      293.01     27.94   2.00
WBST    Webster Financial Corp.         64.13     869.16   23.23    30.11    19.49     16.70   239.00      277.60     12.76   1.25
WCBI    Westco Bancorp                  26.50      65.56   14.10    15.59    16.56     15.77   136.46      136.46     21.21   2.26
WCFB    Webster City Federal SB (MHC)   21.25      44.63   33.20    32.69    32.69     33.20   202.00      202.00     47.23   3.77
WEFC    Wells Financial Corp.           17.50      34.29   15.09    15.91    16.06     15.63   117.77      117.77     16.75   2.74
WEHO    Westwood Homestead Fin. Corp.   17.75      49.39   55.47    35.50    32.27     29.58   125.00      125.00     34.57   1.58
WES     Westcorp                        16.63     436.50   12.22    12.59       NM        NM   127.88      128.18     11.62   2.41
WFI     Winton Financial Corp.          19.63      38.98   11.15    12.11    14.65     15.33   167.45      170.80     12.01   2.34
WFSG    Wilshire Financial Services     28.00     211.96    8.97       NA       NA     12.96   293.19      293.19     15.47   0.00
WFSL    Washington Federal Inc.         32.63   1,549.97   14.31    14.76    14.83     14.56   215.92      235.22     27.10   2.82
WHGB    WHG Bancshares Corp.            16.25      23.76   23.90    46.43    28.02     23.90   114.76      114.76     23.70   1.97
WOFC    Western Ohio Financial Corp.    26.75      63.02  222.92    39.93    33.44     33.44   114.32      122.48     15.86   3.74
WRNB    Warren Bancorp Inc.             20.50      77.97   12.20    10.51    12.97     15.53   200.98      200.98     21.39   2.54

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
WSB     Washington Savings Bank, FSB     7.13      30.98   14.84    29.69    20.96     19.79   138.08      138.08     11.56   1.40
WSFS    WSFS Financial Corp.            20.13     250.40   14.80    15.85    15.97     14.80   302.18      304.46     16.74   0.00
WSTR    WesterFed Financial Corp.       24.06     134.20   18.80    19.10    19.89     18.80   126.45      156.76     13.43   1.91
WVFC    WVS Financial Corp.             31.25      54.63   14.74    15.10    15.17     14.74   161.25      161.25     19.35   3.84
WWFC    Westwood Financial Corp.        27.63      17.83   36.35    23.02    21.58     36.35   173.20      193.59     16.14   0.72
WYNE    Wayne Bancorp Inc.              21.75      43.80   21.75    20.14    20.14     21.75   131.90      131.90     16.39   0.92
YFCB    Yonkers Financial Corporation   18.63      56.26   17.25    18.26    18.08     17.25   128.18      128.18     17.98   1.29
YFED    York Financial Corp.            25.25     222.36   24.28    20.70    24.28     28.69   217.30      217.30     19.24   1.90

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
        New Jersey
FBER    1st Bergen Bancorp              18.88      54.07   26.22    25.86    25.86     26.22   139.09      139.09     18.99   1.06
FMCO    FMS Financial Corp.             32.75      78.20   14.36    14.36    14.43     14.36   207.28      210.34     13.44   0.86
FSLA    First Savings Bank (MHC)        44.00     352.79   50.00    39.29    37.61     39.29   355.13      390.76     33.73   1.09
FSNJ    Bayonne Bancshares Inc.         12.13     109.73      NA       NA       NA        NA   114.60      114.60     17.90   1.40
FSPG    First Home Bancorp Inc.         23.00      62.29   13.69    13.37    13.69     14.02   172.80      175.44     11.86   1.74
IBSF    IBS Financial Corp.             17.50     191.61   36.46    32.41    32.41     36.46   149.70      149.70     26.08   2.29
LVSB    Lakeview Financial              24.63     111.04   16.20    20.52    28.30     36.21   179.61      209.57     21.95   0.51
LFBI    Little Falls Bancorp Inc.       20.00      52.16   27.78    29.85    33.33     27.78   137.65      149.25     16.08   1.00
OCFC    Ocean Financial Corp.           37.50     300.56   20.83    22.87    22.87     20.83   135.72      135.72     20.59   2.13
PBCI    Pamrapo Bancorp Inc.            25.00      71.07   14.20    15.24    15.43     14.20   148.02      149.08     19.11   4.00
PFSB    PennFed Financial Services Inc  34.75     167.58   15.51    16.01    16.01     15.51   154.93      182.99     12.29   0.81
TSBS    Trenton SB (MHC)                38.25     346.00   53.13    43.97    62.70    159.38   319.55      355.15     54.16   0.92
PLSK    Pulaski Savings Bank (MHC)      19.88      41.14   31.05       NA       NA     31.05   191.84      191.84     22.98   1.51
PULS    Pulse Bancorp                   26.00      80.09   14.44    14.44    14.44     14.44   185.32      185.32     15.23   2.69
RARB    Raritan Bancorp Inc.            28.00      66.42   18.42    18.18    18.42     18.42   221.52      224.90     16.31   1.71
SFIN    Statewide Financial Corp.       23.38     105.40   17.71    18.41    18.41     17.71   163.01      163.23     15.26   1.88
WYNE    Wayne Bancorp Inc.              21.75      43.80   21.75    20.14    20.14     21.75   131.90      131.90     16.39   0.92
WWFC    Westwood Financial Corp.        27.63      17.83   36.35    23.02    21.58     36.35   173.20      193.59     16.14   0.72

                                                                            Current Price in Relation to
                                       Current   Current ------------------------------------------------------------------  Current
                                        Stock     Market                   Price/LTM  Price/              Tangible          Dividend
                                        Price     Value  Earnings  LTM EPS  Core EPS   Core  Book Value  Book Value  Assets   Yield
Ticker  Short Name                       ($)       ($M)     (x)      (x)      (x)       (x)      (%)         (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
        Comparable Group
FESX    First Essex Bancorp Inc.        21.00     158.06   15.44    15.22    17.95     18.10   176.47      201.73     13.07   2.29
FFES    First Federal of East Hartford  36.81      98.74   19.58    19.69    17.36     17.70   150.87      150.87     10.00   1.63
FFIC    Flushing Financial Corp.        23.63     188.61   19.69    22.29    22.08     19.69   138.32      144.05     19.64   1.02
GAF     GA Financial Inc.               19.81     155.96   17.08    20.64    21.08     17.69   134.60      135.89     19.69   2.42
JSB     JSB Financial Inc.              48.69     482.91   14.84    17.08    19.17     19.02   135.58      135.58     31.48   2.88
MASB    MASSBANK Corp.                  46.50     166.08   16.61    17.22    18.31     18.45   164.60      167.09     17.75   2.07
MDBK    Medford Bancorp Inc.            37.75     171.43   16.56    15.79    17.00     17.16   171.90      183.43     15.49   1.91
PWBC    PennFirst Bancorp Inc.          18.38      97.58   17.01    17.67    17.67     17.67   141.78      159.51     11.87   1.96
SFIN    Statewide Financial Corp.       23.38     105.40   17.71    18.41    18.41     17.71   163.01      163.23     15.26   1.88
SISB    SIS Bancorp Inc.                37.88     211.37   16.61    18.48    18.66     17.22   199.97      199.97     14.55   1.48
STFR    St. Francis Capital Corp.       40.00     209.52   16.95    18.18    18.35      9.52   163.00      184.25     12.62   1.40
THRD    TF Financial Corp.              28.50      90.84   21.59    23.36    26.64     30.98   148.36      168.04     18.63   1.40

        Comparable Average                        178.04   17.47    18.67    19.39     18.41   157.37      166.14     16.67   1.86
        Comparable Median                         162.07   16.98    18.30    18.38     17.71   156.94      165.16     15.38   1.89

        All Public Average                        246.35   22.32    23.23    23.69     24.18   171.50      178.20     19.69   1.52
        All Public Median                          61.23   18.59    19.44    20.79     19.66   156.91      160.41     17.70   1.52

        New Jersey Average                        125.10   25.18    23.00    24.73     32.00   182.27      191.80     20.47   1.51
        New Jersey Median                          79.15   20.83    20.33    20.86     21.75   167.91      179.22     17.15   1.25

                                    Exhibit 7
                           Second Steps - 1996 to Date
                              Selected Market Data
                           Market Data as of 12/08/97

                                                                                          ------------------------------------------
                                                                                                      Price to Pro-Forma
                                                                                Pro-Forma ------------------------------------------
                                                             Gross   Conversion   Total    Pro-Forma  Pro-Forma  Pro-Forma  Adjusted
                                                  IPO Price Proceeds   Assets    Equity   Book Value  Tang. Book  Earnings   Assets
Ticker    Short Name                     IPO Date    ($)     ($000)    ($000)    ($000)       (%)         (%)       (x)        (%)
------------------------------------------------------------------------------------------------------------------------------------
FSNJ      Bayonne Bancshares Inc.        08/22/97   10.000     NA        NA        NA           NA        NA         NA         NA
MONT      Montgomery Financial Corp.     07/01/97   10.000     NA        NA        NA           NA        NA         NA         NA
WFSG      Wilshire Financial Services    12/19/96       NA     NA        NA        NA           NA        NA         NA         NA
BNKU      Bank United Corp.              08/09/96   20.000     NA        NA        NA           NA        NA         NA         NA
CMSB      Commonwealth Bancorp Inc.      06/17/96   10.000     NA        NA        NA        100.0        NA         NA         NA
WWFC      Westwood Financial Corp.       06/07/96   10.000     NA        NA        NA        100.0        NA         NA         NA
JXVL      Jacksonville Bancorp Inc.      04/01/96   10.000     NA        NA        NA        100.0        NA         NA         NA
FFFD      North Central Bancshares Inc.  03/21/96   10.000     NA        NA        NA        100.0        NA         NA         NA
FFOH      Fidelity Financial of Ohio     03/04/96   10.000     NA        NA        NA        100.0        NA         NA         NA
FFBA      First Colorado Bancorp Inc.    01/02/96   10.000     NA        NA        NA           NA        NA         NA         NA
          --------------------------------------------------------------------------------------------------------------------------
          Average                                                                            100.0       0.0        0.0        0.0
          Median                                                                             100.0       0.0        0.0        0.0
          --------------------------------------------------------------------------------------------------------------------------

                                    -------------------------------           ------------------------------------------------------
                                        Percent Change from IPO                                  Current Price to
                                    ------------------------------- Current   ------------------------------------------------------
                                    After    After  After    After   Stock     Book    Tang.    LTM             Core    LTM
                                    1 Day   1 Week 1 Month 3 Months  Price    Value     Book Earnings Earnings   EPS    EPS  Assets
Ticker Short Name                    (%)      (%)    (%)      (%)    9/8/97    (%)      (%)     (X)      (X)     (X)    (X)    (%)
------------------------------------------------------------------------------------------------------------------------------------
FSNJ   Bayonne Bancshares Inc.      17.50%  18.75%  26.88%  22.50%  12.125  114.600  114.600      NA      NA      NA      NA  17.900
MONT   Montgomery Financial Corp.   11.25%  12.50%  20.63%  22.50%  12.438  105.320  105.320      NA      NA      NA      NA  20.160
WFSG   Wilshire Financial Services     NA      NA      NA      NA   28.000  293.190  293.190      NA   8.970  12.960      NA  15.470
BNKU   Bank United Corp.            14.38%  20.00%  20.63%  28.13%  44.125  232.970  238.380  18.230  17.510  18.700  23.470  11.650
CMSB   Commonwealth Bancorp Inc.     5.00%   7.50%   0.00%  11.25%  21.125  162.250  208.130  20.920  21.130  29.340  27.080  15.060
WWFC   Westwood Financial Corp.      7.50%   3.75%   6.25%   8.75%  27.625  173.200  193.590  23.020  36.350  36.350  21.580  16.140
JXVL   Jacksonville Bancorp Inc.    11.08%  -3.75%  -1.25%   6.25%  19.125  141.140  141.140  24.840  11.660  11.660   8.390  21.060
FFFD   North Central Bancshares Inc. 8.75%   6.90%   4.40%  11.90%  18.500  122.270  122.270  16.090  14.920  14.920  16.090  28.020
FFOH   Fidelity Financial of Ohio    5.00%   0.00%   1.25%   0.00%  15.000  121.560  137.110  19.230  17.050  17.050  16.850  15.830
FFBA   First Colorado Bancorp Inc.  14.38%  16.25%  20.00%  23.75%  26.125  217.710  220.650  23.540  20.410  20.410  23.540  28.470
       -----------------------------------------------------------------------------------------------------------------------------
       Average                      10.54%   9.10%  10.98%  15.00%  22.4    168.4    177.4    20.8    18.5    20.2    19.6    19.0
       Median                       11.08%   7.50%   6.25%  11.90%  20.1    151.7    167.4    20.9    17.3    17.9    21.6    17.0
       -----------------------------------------------------------------------------------------------------------------------------

                                    Exhibit 8

                              Ownership Computation



Aggregate Waived Dividends        $  4,897,620 Use in Computation

Stockholders' Equity @ 09/30/97   $108,238,618          $20,903 Assets at
                                                                Holding Company

Current Ownership         35.93%     3,250,444  11.96476958  $0 Options included
                                                                in footnote
                                                                computation
MHC Ownership @ 09/30/97  64.07%     5,796,000
                                  ------------
Total at 09/30/97                    9,046,444
                                  ------------

PCT = (Stockholders' Equity @09/30/97-Aggregate Excess Waived)*Current Ownership
      --------------------------------------------------------------------------
      Stockholders Equity @ 09/30/97

                      times    Appraised Value - Other Assets at Holding Company
                               -------------------------------------------------
                               Appraised Value of Holding Company


PCT =  34.30%  times  100.00%

PCT =  34.30%

                              Peoples Bancorp, Inc.
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                               September 30, 1997
                                Includes SOP 93-6

                                     ----------------------------------------------------------------------------------------------
                                            Bank                Comparables             State                National
                                     ----------------------------------------------------------------------------------------------
                                                              Mean        Median     Mean      Median      Mean     Median
                                                              ----        ------     ----      ------      ----     ------
                                     Min           21.28
Price-Earnings Ratio P/E             Mid           23.26       18.23       18.16     23.00      20.33      23.23     19.44
------------------------             Max           25.64
                                     Smax          27.03

                                     Min           94.16%
Price-to-Book Ratio P/B              Mid          100.70%     159.97%     163.01%   182.27%    167.91%    171.50%   156.91%
-----------------------              Max          106.04%
                                     Smax         111.23%

                                     Min           98.52%
Price-to-Tangible Book Ratio P/TB    Mid          104.93%     172.50%     165.16%   191.80%    179.22%    178.20%   160.41%
---------------------------------    Max          110.01%
                                     Smax         115.07%

                                     Min           29.95%
Price-to-Assets Ratio P/A            Mid           34.14%      16.35%      15.05%    20.47%     17.15%     19.69%    17.70%
-------------------------            Max           38.09%
                                     Smax          42.34%

Valuation Parameters
--------------------
-------------------------------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base                           Y
Period Ended September 30, 1997                                       $   7,841 (1)
-------------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                                B
As of September 30, 1997                                              $ 108,238
-------------------------------------------------------------------------------------------------------
Pre-Conversion Assets                                    A
As of September 30, 1997                                              $ 638,817
-------------------------------------------------------------------------------------------------------
Return on Money                                          R                3.53%(2)
-------------------------------------------------------------------------------------------------------
Conversion Expenses                                                   $   1,935
                                                         X                0.71%(3)
-------------------------------------------------------------------------------------------------------
Proceeds Not Invested                                                 $  14,400 (4)
-------------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                             $   7,200
ESOP Purchases                                           E                4.00%(5)
Cost of ESOP Borrowings                                               $     600 (5)
Cost of ESOP Borrowings                                  S                0.00%(5)
Amort of ESOP Borrowings                                 T                   12 Years
-------------------------------------------------------------------------------------------------------
Amort of MRP Amount                                      N                    5 Years
Estimated MRP Amount                                                  $   7,200 (6)
MRP Purchases                                            M                 4.00%
MRP Expense                                                           $   1,440
-------------------------------------------------------------------------------------------------------
Foundation Amount                                                     $       - (7)
Foundation Amount                                        F                0.00%  0.00%
Foundation Opportunity Cost                                           $       0
Tax Benefit                                              Z            $       0 (8)
-------------------------------------------------------------------------------------------------------
Tax Rate                                                TAX              36.00%
-------------------------------------------------------------------------------------------------------
Percentage Sold                                         PCT              65.70%
-------------------------------------------------------------------------------------------------------
Amount to be issued to Public                                         $ 180,007 (9)
-------------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)                12                    0
-------------------------------------------------------------------------------------------------------

(1)  Net income for the twelve months ended September 30, 1997.
(2) Net Return assumes a reinvestment rate of 5.52 percent (the 1 year Treasury at September 30, 1997), and a tax rate of 36%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 12 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

                             Pro Forma Calculation


Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                             =     $274,000,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                          =     $274,000,000
                          --------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                     =     $274,000,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

                               Total Shares      Price              Total
Conclusion                        Shares       Per Share            Value
----------                        ------       ---------            -----

Appraised Value - Midpoint      27,400,000           $10        $274,000,000

Range:
  - Minimum                     23,290,000           $10        $232,900,000
  - Maximum                     31,510,000           $10        $315,100,000
  - Super Maximum               36,236,500           $10        $362,365,000



                                          Pre Foundation
                      ----------------------------------------------------------
                                          Appraised Value
                      ----------------------------------------------------------
Conclusion            Minimum            Midpoint      Maximum    SuperMaximum *
                      ----------------------------------------------------------
 Total Shares              23,290,000    27,400,000    31,510,000    36,236,500
 Price per Share                  $10           $10           $10           $10
 Full Conversion Value   $232,900,000  $274,000,000  $315,100,000  $362,365,000
 Exchange Shares            7,989,592     9,399,309    10,809,352    12,430,673
 Exchange Percent              34.30%        34.30%        34.30%        34.30%
 Conversion Shares         15,300,408    18,000,691    20,700,648    23,805,827
 Conversion Percent            65.70%        65.70%        65.70%        65.70%
 Gross Proceeds          $153,004,080  $180,006,910  $207,006,480  $238,058,270
 Exchange Value           $79,895,920   $93,993,090  $108,093,520  $124,306,730
 Exchange Ratio                2.4580        2.8917        3.3255        3.8243
                      ----------------------------------------------------------
*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                      Proforma Effect of Conversion Proceeds
                                                             As of September 30, 1997
                                                              (Dollars in Thousands)
-------------------------------------          ----------------------------------------------------
Conversion Proceeds                              Minimum      Midpoint      Maximum      SuperMax
-------------------------------------          ----------------------------------------------------
Total Shares Offered                            23,290,000   27,400,000    31,510,000   36,236,500
Conversion Shares Offered                       15,300,408   18,000,691    20,700,648   23,805,827
Price Per Share                                        $10          $10           $10          $10
                                               ----------------------------------------------------
Gross Proceeds                                    $153,004     $180,007      $207,006     $238,058
Plus: Value issued to Foundation       (9)              $0           $0            $0           $0
                                               ----------------------------------------------------
Pro Forma Market Capitalization                   $153,004     $180,007      $207,006     $238,058
                                               ====================================================
Gross Proceeds                                    $153,004     $180,007      $207,006     $238,058
Less:  Est. Conversion Expenses                     $1,935       $1,935        $1,935       $1,935
                                               ----------------------------------------------------
Net Proceeds                                      $151,069     $178,072      $205,071     $236,123
                                               ====================================================
-------------------------------------
Estimated Income from Proceeds
-------------------------------------
Net Conversion Proceeds                           $151,069     $178,072      $205,071     $236,123
Less:  ESOP Adjustment                 (3)          $6,120       $7,200        $8,280       $9,522
Less:  MRP Adjustment                  (3)          $6,120       $7,200        $8,280       $9,522
                                               ----------------------------------------------------
Net Proceeds Reinvested                           $138,829     $163,672      $188,511     $217,079
Estimated Incremental Rate of Return                 3.53%        3.53%         3.53%        3.53%
                                               ----------------------------------------------------
Estimated Incremental Return                        $4,901       $5,778        $6,654       $7,663
Less:  Cost of ESOP                    (4)              $0           $0            $0           $0
Less:  Amortization of ESOP            (7)            $326         $384          $442         $508
Less:  MRP Adjustment                  (7)            $783         $922        $1,060       $1,219
                                               ----------------------------------------------------
Pro-forma Net Income                                $3,792       $4,472        $5,152       $5,936
Earnings Before Conversion                          $7,841       $7,841        $7,841       $7,841
                                               ----------------------------------------------------
Earnings Excluding Adjustment                      $11,633      $12,313       $12,993      $13,777
Earnings Adjustment                    (6)         ($1,120)     ($1,120)      ($1,120)     ($1,120)
                                               ----------------------------------------------------
Earnings After Conversion                          $10,513      $11,193       $11,873      $12,657
                                               ----------------------------------------------------

                                                      Proforma Effect of Conversion Proceeds
                                                             As of September 30, 1997
                                                              (Dollars in Thousands)
                                               ----------------------------------------------------
                                                  Minimum      Midpoint      Maximum      SuperMax
                                               ----------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at September 30, 1997                  $ 108,238    $ 108,238     $ 108,238    $ 108,238
Net Conversion Proceeds                            151,069      178,072       205,071      236,123
Plus: MHC Adjustment                   (7)              21           21            21           21
Plus:  After tax Foundation Contributio                  -            -             -            -
Less:  ESOP Adjustment                 (1)         ($6,120)     ($7,200)      ($8,280)     ($9,522)
Less:  MRP Adjustment                  (2)         ($6,120)     ($7,200)      ($8,280)     ($9,522)
                                               ----------------------------------------------------
Pro-forma Net Worth                               $247,088     $271,931      $296,770     $325,338
---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                               $247,088     $271,931      $296,770     $325,338
Less:  Intangible                      (5)         $10,834      $10,834       $10,834      $10,834
                                               ----------------------------------------------------
Pro-forma Tangible Net Worth                      $236,254     $261,097      $285,936     $314,504
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at September 30, 1997               $ 638,817    $ 638,817     $ 638,817    $ 638,817
Net Conversion Proceeds                           $151,069     $178,072      $205,071     $236,123
Plus: MHC Adjustment                   (7)              21           21            21           21
Plus:  Tax Benefit of Foundation                         -            -             -            -
Less:  ESOP Adjustment                 (1)          (6,120)      (7,200)       (8,280)      (9,522)
Less:  MRP Adjustment                  (2)          (6,120)      (7,200)       (8,280)      (9,522)
                                               ----------------------------------------------------
Pro-forma Assets Excluding Adjustment              777,667      802,510       827,349      855,917
Plus:  Adjustment                      (6)               0            0             0            0
                                               ----------------------------------------------------
Pro-forma Total Assets                            $777,667     $802,510      $827,349     $855,917
                                               ----------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at September 30, 1997                      $4.65        $3.95         $3.44        $2.99
Estimated Net Proceeds                               $6.49        $6.50         $6.51        $6.52
Plus: MHC Adjustment                                 $0.00        $0.00         $0.00        $0.00
Plus:  Foundation Contribution                       $0.00        $0.00         $0.00        $0.00
Less:  ESOP Stock                                   ($0.26)      ($0.26)       ($0.26)      ($0.26)
Less:  MRP Stock                                    ($0.26)      ($0.26)       ($0.26)      ($0.26)
                                                     -----        -----         -----        -----
Pro-forma Net Worth Per Share                       $10.62        $9.93         $9.43        $8.99
Less:  Intangible                                    $0.47        $0.40         $0.34        $0.30
                                                     -----        -----         -----        -----
Pro-forma Tangible Net Worth Per Share              $10.15        $9.53         $9.09        $8.69
                                               ----------------------------------------------------

                                                      Proforma Effect of Conversion Proceeds
                                                             As of September 30, 1997
                                                              (Dollars in Thousands)
                                               ----------------------------------------------------
                                                  Minimum      Midpoint      Maximum      SuperMax
                                               ----------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share          (8)           $0.34        $0.29         $0.25        $0.22
Incremental return Per Share           (8)           $0.22        $0.22         $0.22        $0.22
ESOP Adjustment Per Share              (8)          ($0.01)      ($0.01)       ($0.01)      ($0.01)
MRP Adjustment Per Share               (8)          ($0.03)      ($0.03)       ($0.03)      ($0.03)
Normalizing Adjustment Per Share                    ($0.05)      ($0.04)       ($0.04)      ($0.03
                                                     -----        -----         -----        -----)
Proforma Earnings Per Share            (8)           $0.47        $0.43         $0.39        $0.37
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                    22,729       26,740        30,751       35,364
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                         19.23        21.28         23.26        25.00
Price/EPS with Adjustment                            21.28        23.26         25.64        27.03
Price/Book Value per Share                           94.16%      100.70%       106.04%      111.23%
Price/Tangible Book Value                            98.52%      104.93%       110.01%      115.07%
Market Value/Assets                                  29.95%       34.14%        38.09%       42.34%
                                               ----------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 12 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Excess of purchase price over fair market value.
(6) One time expenses of $1.5 million (provision) and $0.3 million (MRP) offset by $3.6 million (gain on sale) tax impacted at 36%.
(7) ESOP and MRP are amortized over 12 and 5 years respectively, and tax impacted at 36%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                                15,300       18,001        20,701       23,806
Price Per Share                                        $10          $10           $10          $10
                                               ----------------------------------------------------
Gross Proceeds                                     153,004      180,007       207,006      238,058
Estimated Insider Purchases                         -1,000       -1,000        -1,000       -1,000
ESOP Purchases                                      -6,120       -7,200        -8,280       -9,522
                                               ----------------------------------------------------
Proceeds to Base Fee On                            145,884      171,807       197,726      227,536
Underwriters Percentage                              0.00%        0.00%         0.00%        0.00%
                                               ----------------------------------------------------
Underwriters Fee                                         0            0             0            0
Advisory Fee                                             0            0             0            0
                                               ----------------------------------------------------
Total Underwriters Fee                                   0            0             0            0
All Other Expenses                                   1,935        1,935         1,935        1,935
                                               ----------------------------------------------------
Total Expense                                        1,935        1,935         1,935        1,935

---------------------------------------
Shares Calculations
---------------------------------------
Shares Outstanding                                  23,290       27,400        31,510       36,237
Less:  New ESOP Adjustment                             612          720           828          952
Less:  Old ESOP Adjustment             (1)               0            0             0            0
Plus:  New SOP 93-6 ESOP Shares        (2)              51           60            69           79
Plus:  Old SOP 93-6 ESOP Shares        (2)               0            0             0            0
                                                        --           --            --           --
Shares for all EPS Calculations                     22,729       26,740        30,751       35,364

Dilution of Stock Options                                        10.25%
Dilution of MRP                                                   4.10%

                                                      Post Foundation
                                ------------------------------------------------------------
                                                      Appraised Value
                                ------------------------------------------------------------
Conclusion                         Minimum         Midpoint       Maximum      SuperMaximum
                                ------------------------------------------------------------
 Shares Issued and Exchanged       23,290,000      27,400,000     31,510,000     36,236,500
 Price per Share                          $10             $10            $10            $10
 Shares Issued to Foundation                -               -              -              -
 Total Shares                      23,290,000      27,400,000     31,510,000     36,236,500
 Exchange Shares                    7,989,592       9,399,309     10,809,352     12,430,673
 Conversion Shares                 15,300,408      18,000,691     20,700,648     23,805,827
 Implied Exhange Ratio                 2.4580          2.8917         3.3255         3.8243
 Gross Proceeds                  $153,004,080    $180,006,910   $207,006,480   $238,058,270
 Exchange Value                   $79,895,920     $93,993,090   $108,093,520   $124,306,730
                                ------------------------------------------------------------

---------------------------------
MRP Dilution
---------------------------------
Shares Outstanding                           23,290       27,400      31,510    36,237
Less:  New ESOP Adjustment                      612          720         828       952
Plus:  New MRP issued              (1)          612          720         828       952
Plus:  New SOP 93-6 ESOP Shares    (2)           51           60          69        79
                                   (2)
Shares for all EPS Calculations              23,341       27,460      31,579    36,316
EPS                                          $ 0.46       $ 0.42      $ 0.39    $ 0.36

BV/Share                                     $10.34        $9.67       $9.18     $8.75


---------------------------------
Option Dilution
---------------------------------
Shares Outstanding                           23,290       27,400      31,510    36,237
Less:  New ESOP Adjustment                      612          720         828       952
Plus:  Options                     (1)        1,530        1,800       2,070     2,381
Plus:  New SOP 93-6 ESOP Shares    (2)           51           60          69        79
                                   (2)
Shares for all EPS Calculations              24,259       28,540      32,821    37,744
EPS                                          $ 0.43       $ 0.39      $ 0.36    $ 0.34

BV/Share                                     $10.57        $9.93       $9.45     $9.04


Aftertax expense                                 $0           $0          $0        $0

EPS                                           $0.47        $0.43       $0.39     $0.37

Adjusted EPS                                   0.46         0.42        0.39      0.36

                                   Exhibit 12

                                [GRAPHIC OMITTED]


------------------------------
        About the Firm
------------------------------

FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York. FinPro focuses geographically on the Mid-Atlantic region, but has performed work in all other regions across the nation.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the Statistical Report Analysis currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual President's Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro, Inc.
About the Firm                                                           Page: 2
--------------------------------------------------------------------------------


FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

     o A proprietary software program (LaRS (R)) to perform loan review analytics.

     o    A duration based asset/liability model.

     o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

     o    A branch and product profitability model.

     o    A market performance grid and branch improvement grid model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

FinPro, Inc.
About the Firm                                                           Page: 3
--------------------------------------------------------------------------------


------------------------------
    Key Player Biographies
------------------------------

Donald J. Musso - Managing Director and President

     Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry. Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

     Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

     He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

     Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

     Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.

FinPro, Inc.
About the Firm                                                           Page: 4
--------------------------------------------------------------------------------


Steven P. Musso - Managing Director

     Steve joined FinPro in 1989 and is one of the founding members of the firm. He has extensive experience in performing a wide array of market feasibility studies, branch profitability analysis, CRA analysis, loan reviews and work-outs and strategic planning engagements.

     Steve manages the FinPro office in Western New York. Additionally, he is responsible for managing many strategic planning, loan reviews, market feasibility and CRA engagements.

     Steve  is  responsible   for  the   development  of  FinPro's  CRA,  market
     feasibility and Loan Review products.

     Steve is currently a licensed real estate agent in New Jersey. Prior to joining FinPro he practiced real estate in Philadelphia, Pennsylvania.

     Mr. Musso has a B.S. in Finance from Syracuse University.

FinPro, Inc.
About the Firm                                                           Page: 5
--------------------------------------------------------------------------------


Kenneth G. Emerson, CPA - Director

     Ken joined FinPro in October 1996 and has concentrated on bank valuations, strategic plans, and branch profitability. His twelve years of experience at banks and brokerage firms, with respect to accounting, reporting, and information systems serve him well in this capacity. Ken's prior employers include Summit Bancorp, Valley Savings Bank, Howard Savings Bank, Carteret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. While at those institutions his responsibilities included asset/liability, cash, back office, operations, objective, and LAN management, in addition to regulatory reporting (FRB, FDIC, OTS, State of New Jersey Department of Banking, and NASD), SEC reporting, shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

     Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College.

FinPro, Inc.
About the Firm                                                           Page: 6
--------------------------------------------------------------------------------


Dennis E. Gibney - Senior Financial Analyst

     Dennis has been concentrating on the firm's asset/liability products. Market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

     Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

     Dennis worked for Merrill Lynch & Co. supporting their Mortgage-Backed trading desk in New York as an Allocations Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.

                              Peoples Bancorp, Inc.
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                December 31, 1996
                                Includes SOP 93-6

                                     ----------------------------------------------------------------------------------------------
                                            Bank                Comparables             State                National
                                     ----------------------------------------------------------------------------------------------
                                                              Mean        Median     Mean      Median      Mean     Median
                                                              ----        ------     ----      ------      ----     ------
                                     Min           18.18
Price-Earnings Ratio P/E             Mid           20.41       18.23       18.16     23.00      20.33      23.23     19.44
------------------------             Max           22.22
                                     Smax          23.81

                                     Min           96.06%
Price-to-Book Ratio P/B              Mid          102.56%     159.97%     163.01%   182.27%    167.91%    171.50%   156.91%
-----------------------              Max          107.87%
                                     Smax         112.99%

                                     Min           99.80%
Price-to-Tangible Book Ratio P/TB    Mid          106.16%     172.50%     165.16%   191.80%    179.22%    178.20%   160.41%
---------------------------------    Max          111.36%
                                     Smax         116.28%

                                     Min           31.48%
Price-to-Assets Ratio P/A            Mid           35.83%      16.35%      15.05%    20.47%     17.15%     19.69%    17.70%
-------------------------            Max           39.91%
                                     Smax          44.29%

Valuation Parameters
--------------------
-------------------------------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base                           Y
Period Ended December 31, 1997                                        $   8,391 (1)
-------------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                                B
As of December 31, 1997                                               $ 103,352
-------------------------------------------------------------------------------------------------------
Pre-Conversion Assets                                    A
As of December 31, 1997                                               $ 601,016
-------------------------------------------------------------------------------------------------------
Return on Money                                          R                3.53%(2)
-------------------------------------------------------------------------------------------------------
Conversion Expenses                                                   $   1,935
                                                         X                0.71%(3)
-------------------------------------------------------------------------------------------------------
Proceeds Not Invested                                                 $  14,400 (4)
-------------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                             $   7,200
ESOP Purchases                                           E                4.00%(5)
Cost of ESOP Borrowings                                               $     600 (5)
Cost of ESOP Borrowings                                  S                0.00%(5)
Amort of ESOP Borrowings                                 T                   12 Years
-------------------------------------------------------------------------------------------------------
Amort of MRP Amount                                      N                    5 Years
Estimated MRP Amount                                                  $   7,200 (6)
MRP Purchases                                            M                 4.00%
MRP Expense                                                           $   1,440
-------------------------------------------------------------------------------------------------------
Foundation Amount                                                     $       - (7)
Foundation Amount                                        F                0.00%  0.00%
Foundation Opportunity Cost                                           $       0
Tax Benefit                                              Z            $       0 (8)
-------------------------------------------------------------------------------------------------------
Tax Rate                                                TAX              36.00%
-------------------------------------------------------------------------------------------------------
Percentage Sold                                         PCT              65.70%
-------------------------------------------------------------------------------------------------------
Amount to be issued to Public                                         $ 180,007 (9)
-------------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)                12                    0
-------------------------------------------------------------------------------------------------------

(1)  Net income for the twelve months ended December 31, 1997.
(2) Net Return assumes a reinvestment rate of 5.52 percent (the 1 year Treasury at September 30, 1997), and a tax rate of 36%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 12 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

                             Pro Forma Calculation


Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                             =     $274,000,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                          =     $274,000,000
                          --------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                     =     $274,000,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

                               Total Shares      Price              Total
Conclusion                        Shares       Per Share            Value
----------                        ------       ---------            -----

Appraised Value - Midpoint      27,400,000           $10        $274,000,000

Range:
  - Minimum                     23,290,000           $10        $232,900,000
  - Maximum                     31,510,000           $10        $315,100,000
  - Super Maximum               36,236,500           $10        $362,365,000



                                          Pre Foundation
                      ----------------------------------------------------------
                                          Appraised Value
                      ----------------------------------------------------------
Conclusion            Minimum            Midpoint      Maximum    SuperMaximum *
                      ----------------------------------------------------------
 Total Shares              23,290,000    27,400,000    31,510,000    36,236,500
 Price per Share                  $10           $10           $10           $10
 Full Conversion Value   $232,900,000  $274,000,000  $315,100,000  $362,365,000
 Exchange Shares            7,989,592     9,399,309    10,809,352    12,430,673
 Exchange Percent              34.30%        34.30%        34.30%        34.30%
 Conversion Shares         15,300,408    18,000,691    20,700,648    23,805,827
 Conversion Percent            65.70%        65.70%        65.70%        65.70%
 Gross Proceeds          $153,004,080  $180,006,910  $207,006,480  $238,058,270
 Exchange Value           $79,895,920   $93,993,090  $108,093,520  $124,306,730
 Exchange Ratio                2.4580        2.8917        3.3255        3.8243
                      ----------------------------------------------------------
*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                      Proforma Effect of Conversion Proceeds
                                                             As of December 31, 1996
                                                              (Dollars in Thousands)
-------------------------------------          ----------------------------------------------------
Conversion Proceeds                              Minimum      Midpoint      Maximum      SuperMax
-------------------------------------          ----------------------------------------------------
Total Shares Offered                            23,290,000   27,400,000    31,510,000   36,236,500
Conversion Shares Offered                       15,300,408   18,000,691    20,700,648   23,805,827
Price Per Share                                        $10          $10           $10          $10
                                               ----------------------------------------------------
Gross Proceeds                                    $153,004     $180,007      $207,006     $238,058
Plus: Value issued to Foundation       (9)              $0           $0            $0           $0
                                               ----------------------------------------------------
Pro Forma Market Capitalization                   $153,004     $180,007      $207,006     $238,058
                                               ====================================================
Gross Proceeds                                    $153,004     $180,007      $207,006     $238,058
Less:  Est. Conversion Expenses                     $1,935       $1,935        $1,935       $1,935
                                               ----------------------------------------------------
Net Proceeds                                      $151,069     $178,072      $205,071     $236,123
                                               ====================================================
-------------------------------------
Estimated Income from Proceeds
-------------------------------------
Net Conversion Proceeds                           $151,069     $178,072      $205,071     $236,123
Less:  ESOP Adjustment                 (3)          $6,120       $7,200        $8,280       $9,522
Less:  MRP Adjustment                  (3)          $6,120       $7,200        $8,280       $9,522
                                               ----------------------------------------------------
Net Proceeds Reinvested                           $138,829     $163,672      $188,511     $217,079
Estimated Incremental Rate of Return                 3.53%        3.53%         3.53%        3.53%
                                               ----------------------------------------------------
Estimated Incremental Return                        $4,901       $5,778        $6,654       $7,663
Less:  Cost of ESOP                    (4)              $0           $0            $0           $0
Less:  Amortization of ESOP            (7)            $326         $384          $442         $508
Less:  MRP Adjustment                  (7)            $783         $922        $1,060       $1,219
                                               ----------------------------------------------------
Pro-forma Net Income                                $3,792       $4,472        $5,152       $5,936
Earnings Before Conversion                          $8,391       $8,391        $8,391       $8,391
                                               ----------------------------------------------------
Earnings Excluding Adjustment                      $12,183      $12,863       $13,543      $14,327
Earnings Adjustment                    (6)              $0           $0            $0           $0
                                               ----------------------------------------------------
Earnings After Conversion                          $12,183      $12,863       $13,543      $14,327
                                               ----------------------------------------------------

                                                   Proforma Effect of Conversion Proceeds
                                                          As of December 31, 1996
                                                          (Dollars in Thousands)
                                              -------------------------------------------------
                                               Minimum     Midpoint     Maximum      SuperMax
                                              -------------------------------------------------
----------------------------------------
Pro-forma Net Worth
----------------------------------------
Net Worth at December 31, 1996                 $ 103,352   $ 103,352    $ 103,352    $ 103,352
Net Conversion Proceeds                          151,069     178,072      205,071      236,123
Plus: MHC Adjustment                      (7)         21          21           21           21
Plus:  After tax Foundation Contribution               -           -            -            -
Less:  ESOP Adjustment                    (1)    ($6,120)    ($7,200)     ($8,280)     ($9,522)
Less:  MRP Adjustment                     (2)    ($6,120)    ($7,200)     ($8,280)     ($9,522)
                                              -------------------------------------------------
Pro-forma Net Worth                             $242,202    $267,045     $291,884     $320,452
----------------------------------------
Pro-forma Tangible Net Worth
----------------------------------------
Pro-forma Net Worth                             $242,202    $267,045     $291,884     $320,452
Less:  Intangible                         (5)     $9,164      $9,164       $9,164       $9,164
                                              -------------------------------------------------
Pro-forma Tangible Net Worth                    $233,038    $257,881     $282,720     $311,288
----------------------------------------
Pro-forma Assets
----------------------------------------
Total Assets at December 31, 1996              $ 601,016   $ 601,016    $ 601,016    $ 601,016
Net Conversion Proceeds                         $151,069    $178,072     $205,071     $236,123
Plus: MHC Adjustment                      (7)         21          21           21           21
Plus:  Tax Benefit of Foundation                       -           -            -            -
Less:  ESOP Adjustment                    (1)     (6,120)     (7,200)      (8,280)      (9,522)
Less:  MRP Adjustment                     (2)     (6,120)     (7,200)      (8,280)      (9,522)
                                              -------------------------------------------------
Pro-forma Assets Excluding Adjustment            739,866     764,709      789,548      818,116
Plus:  Adjustment                         (6)          0           0            0            0
                                              -------------------------------------------------
Pro-forma Total Assets                          $739,866    $764,709     $789,548     $818,116
                                              -------------------------------------------------
----------------------------------------
Stockholder's Equity Per Share
----------------------------------------
Net Worth at December 31, 1996                     $4.44       $3.77        $3.28        $2.85
Estimated Net Proceeds                             $6.49       $6.50        $6.51        $6.52
Plus: MHC Adjustment                               $0.00       $0.00        $0.00        $0.00
Plus:  Foundation Contribution                     $0.00       $0.00        $0.00        $0.00
Less:  ESOP Stock                                 ($0.26)     ($0.26)      ($0.26)      ($0.26)
Less:  MRP Stock                                  ($0.26)     ($0.26)      ($0.26)      ($0.26)
                                                  -------     -------      -------      -------
Pro-forma Net Worth Per Share                     $10.41       $9.75        $9.27        $8.85
Less:  Intangible                                  $0.39       $0.33        $0.29        $0.25
                                                   ------      -----        -----        -----
Pro-forma Tangible Net Worth Per Share            $10.02       $9.42        $8.98        $8.60
                                              -------------------------------------------------

                                                    Proforma Effect of Conversion Proceeds
                                                            As of December 31, 1996
                                                            (Dollars in Thousands)
                                              -------------------------------------------------
                                                 Minimum     Midpoint     Maximum      SuperMax
                                              -------------------------------------------------
----------------------------------------
Net Earnings Per Share
----------------------------------------
Historical Earnings Per Share             (8)      $0.37       $0.31        $0.27        $0.24
Incremental return Per Share              (8)      $0.22       $0.22        $0.22        $0.22
ESOP Adjustment Per Share                 (8)     ($0.01)     ($0.01)      ($0.01)      ($0.01)
MRP Adjustment Per Share                  (8)     ($0.03)     ($0.03)      ($0.03)      ($0.03)
Normalizing Adjustment Per Share                   $0.00       $0.00        $0.00        $0.00
                                                   ------      ------       ------       -----
Proforma Earnings Per Share               (8)      $0.55       $0.49        $0.45        $0.42
----------------------------------------
Shares Utilized
----------------------------------------
Shares Utilized                                   22,729      26,740       30,751       35,364
----------------------------------------
Pro-forma Ratios
----------------------------------------
Price/EPS without Adjustment                       18.18       20.41        22.22        23.81
Price/EPS with Adjustment                          18.18       20.41        22.22        23.81
Price/Book Value per Share                         96.06%     102.56%      107.87%      112.99%
Price/Tangible Book Value                          99.80%     106.16%      111.36%      116.28%
Market Value/Assets                                31.48%      35.83%       39.91%       44.29%
                                              -------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 12 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Excess of purchase price over fair market value.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 12 and 5 years respectively, and tax impacted at 36%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

----------------------------------------
Expense Calculations
----------------------------------------
Total Shares Offered                              15,300      18,001       20,701       23,806
Price Per Share                                      $10         $10          $10          $10
                                              -------------------------------------------------
Gross Proceeds                                   153,004     180,007      207,006      238,058
Estimated Insider Purchases                       -1,000      -1,000       -1,000       -1,000
ESOP Purchases                                    -6,120      -7,200       -8,280       -9,522
                                              -------------------------------------------------
Proceeds to Base Fee On                          145,884     171,807      197,726      227,536
Underwriters Percentage                             0.00%       0.00%        0.00%        0.00%
                                              -------------------------------------------------
Underwriters Fee                                       0           0            0            0
Advisory Fee                                           0           0            0            0
                                              -------------------------------------------------
Total Underwriters Fee                                 0           0            0            0
All Other Expenses                                 1,935       1,935        1,935        1,935
                                              -------------------------------------------------
Total Expense                                      1,935       1,935        1,935        1,935

----------------------------------------
Shares Calculations
----------------------------------------
Shares Outstanding                                23,290      27,400       31,510       36,237
Less:  New ESOP Adjustment                           612         720          828          952
Less:  Old ESOP Adjustment                (1)          0           0            0            0
Plus:  New SOP 93-6 ESOP Shares           (2)         51          60           69           79
Plus:  Old SOP 93-6 ESOP Shares           (2)          0           0            0            0
                                                      --          --           --           --
Shares for all EPS Calculations                   22,729      26,740       30,751       35,364

Dilution of Stock Options                                      10.25%
Dilution of MRP                                                 4.10%

                                                               Post Foundation
                                            --------------------------------------------------------
                                                               Appraised Value
                                            --------------------------------------------------------
Conclusion                                    Minimum       Midpoint      Maximum      SuperMaximum
                                            --------------------------------------------------------
 Shares Issued and Exchanged                  23,290,000    27,400,000    31,510,000     36,236,500
 Price per Share                                     $10           $10           $10            $10
 Shares Issued to Foundation                           -             -             -              -
 Total Shares                                 23,290,000    27,400,000    31,510,000     36,236,500
 Exchange Shares                               7,989,592     9,399,309    10,809,352     12,430,673
 Conversion Shares                            15,300,408    18,000,691    20,700,648     23,805,827
 Implied Exhange Ratio                            2.4580        2.8917        3.3255         3.8243
 Gross Proceeds                             $153,004,080  $180,006,910  $207,006,480   $238,058,270
 Exchange Value                              $79,895,920   $93,993,090  $108,093,520   $124,306,730
                                            --------------------------------------------------------

----------------------------------------
MRP Dilution
----------------------------------------
Shares Outstanding                                23,290        27,400        31,510         36,237
Less:  New ESOP Adjustment                           612           720           828            952
Plus:  New MRP issued                     (1)        612           720           828            952
Plus:  New SOP 93-6 ESOP Shares           (2)         51            60            69             79
                                          (2)
Shares for all EPS Calculations                   23,341        27,460        31,579         36,316
EPS                                               $ 0.53        $ 0.48        $ 0.44         $ 0.40

BV/Share                                          $10.13         $9.50         $9.03          $8.62


----------------------------------------
Option Dilution
----------------------------------------
Shares Outstanding                                23,290        27,400        31,510         36,237
Less:  New ESOP Adjustment                           612           720           828            952
Plus:  Options                            (1)      1,530         1,800         2,070          2,381
Plus:  New SOP 93-6 ESOP Shares           (2)         51            60            69             79
                                          (2)
Shares for all EPS Calculations                   24,259        28,540        32,821         37,744
EPS                                               $ 0.50        $ 0.45        $ 0.41         $ 0.38

BV/Share                                          $10.37         $9.76         $9.31          $8.91


Aftertax expense                                      $0            $0            $0             $0

EPS                                                $0.55         $0.49         $0.45          $0.42

Adjusted EPS                                        0.54          0.48          0.44           0.41

                              Peoples Bancorp, Inc.
                  Pro-Forma Analysis Sheet - Nine Months Ended
                               September 30, 1997
                                Includes SOP 93-6

                                     ----------------------------------------------------------------------------------------------
                                            Bank                Comparables             State                National
                                     ----------------------------------------------------------------------------------------------
                                                              Mean        Median     Mean      Median      Mean     Median
                                                              ----        ------     ----      ------      ----     ------
                                     Min           19.74
Price-Earnings Ratio P/E             Mid           22.06       18.23       18.16     23.00      20.33      23.23     19.44
------------------------             Max           24.19
                                     Smax          25.86

                                     Min           94.16%
Price-to-Book Ratio P/B              Mid          100.70%     159.97%     163.01%   182.27%    167.91%    171.50%   156.91%
-----------------------              Max          106.04%
                                     Smax         111.23%

                                     Min           98.52%
Price-to-Tangible Book Ratio P/TB    Mid          104.93%     172.50%     165.16%   191.80%    179.22%    178.20%   160.41%
---------------------------------    Max          110.01%
                                     Smax         115.07%

                                     Min           29.95%
Price-to-Assets Ratio P/A            Mid           34.14%      16.35%      15.05%    20.47%     17.15%     19.69%    17.70%
-------------------------            Max           38.09%
                                     Smax          42.34%

Valuation Parameters
--------------------
-------------------------------------------------------------------------------------------------------
Nine Months Ended                                        Y
Period Ended September 30, 1997                                       $   5,898 (1)
-------------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                                B
As of September 30, 1997                                              $ 108,238
-------------------------------------------------------------------------------------------------------
Pre-Conversion Assets                                    A
As of September 30, 1997                                              $ 638,817
-------------------------------------------------------------------------------------------------------
Return on Money                                          R                3.53%(2)
-------------------------------------------------------------------------------------------------------
Conversion Expenses                                                   $   1,935
                                                         X                0.71%(3)
-------------------------------------------------------------------------------------------------------
Proceeds Not Invested                                                 $  14,400 (4)
-------------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                             $   7,200
ESOP Purchases                                           E                4.00%(5)
Cost of ESOP Borrowings                                               $     600 (5)
Cost of ESOP Borrowings                                  S                0.00%(5)
Amort of ESOP Borrowings                                 T                   12 Years
-------------------------------------------------------------------------------------------------------
Amort of MRP Amount                                      N                    5 Years
Estimated MRP Amount                                                  $   7,200 (6)
MRP Purchases                                            M                 4.00%
MRP Expense                                                           $   1,440
-------------------------------------------------------------------------------------------------------
Foundation Amount                                                     $       - (7)
Foundation Amount                                        F                0.00%  0.00%
Foundation Opportunity Cost                                           $       0
Tax Benefit                                              Z            $       0 (8)
-------------------------------------------------------------------------------------------------------
Tax Rate                                                TAX              36.00%
-------------------------------------------------------------------------------------------------------
Percentage Sold                                         PCT              65.70%
-------------------------------------------------------------------------------------------------------
Amount to be issued to Public                                         $ 180,007 (9)
-------------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)                 9                    1
-------------------------------------------------------------------------------------------------------

(1)  Net income for the nine months ended September 30, 1997.
(2) Net Return assumes a reinvestment rate of 5.52 percent (the 1 year Treasury at September 30, 1997), and a tax rate of 36%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 12 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

                             Pro Forma Calculation


Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                             =     $274,000,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                          =     $274,000,000
                          --------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                     =     $274,000,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

                               Total Shares      Price              Total
Conclusion                        Shares       Per Share            Value
----------                        ------       ---------            -----

Appraised Value - Midpoint      27,400,000           $10        $274,000,000

Range:
  - Minimum                     23,290,000           $10        $232,900,000
  - Maximum                     31,510,000           $10        $315,100,000
  - Super Maximum               36,236,500           $10        $362,365,000



                                          Pre Foundation
                      ----------------------------------------------------------
                                          Appraised Value
                      ----------------------------------------------------------
Conclusion            Minimum            Midpoint      Maximum    SuperMaximum *
                      ----------------------------------------------------------
 Total Shares              23,290,000    27,400,000    31,510,000    36,236,500
 Price per Share                  $10           $10           $10           $10
 Full Conversion Value   $232,900,000  $274,000,000  $315,100,000  $362,365,000
 Exchange Shares            7,989,592     9,399,309    10,809,352    12,430,673
 Exchange Percent              34.30%        34.30%        34.30%        34.30%
 Conversion Shares         15,300,408    18,000,691    20,700,648    23,805,827
 Conversion Percent            65.70%        65.70%        65.70%        65.70%
 Gross Proceeds          $153,004,080  $180,006,910  $207,006,480  $238,058,270
 Exchange Value           $79,895,920   $93,993,090  $108,093,520  $124,306,730
 Exchange Ratio                2.4580        2.8917        3.3255        3.8243
                      ----------------------------------------------------------
*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                      Proforma Effect of Conversion Proceeds
                                                             As of September 30, 1997
                                                              (Dollars in Thousands)
-------------------------------------          ----------------------------------------------------
Conversion Proceeds                              Minimum      Midpoint      Maximum      SuperMax
-------------------------------------          ----------------------------------------------------
Total Shares Offered                            23,290,000   27,400,000    31,510,000   36,236,500
Conversion Shares Offered                       15,300,408   18,000,691    20,700,648   23,805,827
Price Per Share                                        $10          $10           $10          $10
                                               ----------------------------------------------------
Gross Proceeds                                    $153,004     $180,007      $207,006     $238,058
Plus: Value issued to Foundation       (9)              $0           $0            $0           $0
                                               ----------------------------------------------------
Pro Forma Market Capitalization                   $153,004     $180,007      $207,006     $238,058
                                               ====================================================
Gross Proceeds                                    $153,004     $180,007      $207,006     $238,058
Less:  Est. Conversion Expenses                     $1,935       $1,935        $1,935       $1,935
                                               ----------------------------------------------------
Net Proceeds                                      $151,069     $178,072      $205,071     $236,123
                                               ====================================================
-------------------------------------
Estimated Income from Proceeds
-------------------------------------
Net Conversion Proceeds                           $151,069     $178,072      $205,071     $236,123
Less:  ESOP Adjustment                 (3)          $6,120       $7,200        $8,280       $9,522
Less:  MRP Adjustment                  (3)          $6,120       $7,200        $8,280       $9,522
                                               ----------------------------------------------------
Net Proceeds Reinvested                           $138,829     $163,672      $188,511     $217,079
Estimated Incremental Rate of Return                 3.53%        3.53%         3.53%        3.53%
                                               ----------------------------------------------------
Estimated Incremental Return                        $3,675       $4,333        $4,991       $5,747
Less:  Cost of ESOP                    (4)              $0           $0            $0           $0
Less:  Amortization of ESOP            (7)            $245         $288          $331         $381
Less:  MRP Adjustment                  (7)            $588         $691          $795         $914
                                               ----------------------------------------------------
Pro-forma Net Income                                $2,842       $3,354        $3,865       $4,452
Earnings Before Conversion                          $5,898       $5,898        $5,898       $5,898
                                               ----------------------------------------------------
Earnings Excluding Adjustment                       $8,740       $9,252        $9,763      $10,350
Earnings Adjustment                    (6)              $0           $0            $0           $0
                                               ----------------------------------------------------
Earnings After Conversion                           $8,740       $9,252        $9,763      $10,350
                                               ----------------------------------------------------

                                                      Proforma Effect of Conversion Proceeds
                                                             As of September 30, 1997
                                                              (Dollars in Thousands)
                                               ----------------------------------------------------
                                                  Minimum      Midpoint      Maximum      SuperMax
                                               ----------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at September 30, 1997                  $ 108,238    $ 108,238     $ 108,238    $ 108,238
Net Conversion Proceeds                            151,069      178,072       205,071      236,123
Plus: MHC Adjustment                   (7)              21           21            21           21
Plus:  After tax Foundation Contributio                  -            -             -            -
Less:  ESOP Adjustment                 (1)         ($6,120)     ($7,200)      ($8,280)     ($9,522)
Less:  MRP Adjustment                  (2)         ($6,120)     ($7,200)      ($8,280)     ($9,522)
                                               ----------------------------------------------------
Pro-forma Net Worth                               $247,088     $271,931      $296,770     $325,338
---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                               $247,088     $271,931      $296,770     $325,338
Less:  Intangible                      (5)         $10,834      $10,834       $10,834      $10,834
                                               ----------------------------------------------------
Pro-forma Tangible Net Worth                      $236,254     $261,097      $285,936     $314,504
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at September 30, 1997               $ 638,817    $ 638,817     $ 638,817    $ 638,817
Net Conversion Proceeds                           $151,069     $178,072      $205,071     $236,123
Plus: MHC Adjustment                   (7)              21           21            21           21
Plus:  Tax Benefit of Foundation                         -            -             -            -
Less:  ESOP Adjustment                 (1)          (6,120)      (7,200)       (8,280)      (9,522)
Less:  MRP Adjustment                  (2)          (6,120)      (7,200)       (8,280)      (9,522)
                                               ----------------------------------------------------
Pro-forma Assets Excluding Adjustment              777,667      802,510       827,349      855,917
Plus:  Adjustment                      (6)               0            0             0            0
                                               ----------------------------------------------------
Pro-forma Total Assets                            $777,667     $802,510      $827,349     $855,917
                                               ----------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at September 30, 1997                      $4.65        $3.95         $3.44        $2.99
Estimated Net Proceeds                               $6.49        $6.50         $6.51        $6.52
Plus: MHC Adjustment                                 $0.00        $0.00         $0.00        $0.00
Plus:  Foundation Contribution                       $0.00        $0.00         $0.00        $0.00
Less:  ESOP Stock                                   ($0.26)      ($0.26)       ($0.26)      ($0.26)
Less:  MRP Stock                                    ($0.26)      ($0.26)       ($0.26)      ($0.26)
                                                     -----        -----         -----        -----
Pro-forma Net Worth Per Share                       $10.62        $9.93         $9.43        $8.99
Less:  Intangible                                    $0.47        $0.40         $0.34        $0.30
                                                     -----        -----         -----        -----
Pro-forma Tangible Net Worth Per Share              $10.15        $9.53         $9.09        $8.69
                                               ----------------------------------------------------

                                                      Proforma Effect of Conversion Proceeds
                                                             As of September 30, 1997
                                                              (Dollars in Thousands)
                                                 --------------------------------------------------
                                                  Minimum      Midpoint     Maximum    SuperMax
                                                 --------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share             (8)       $0.26        $0.22        $0.19      $0.17
Incremental return Per Share              (8)       $0.16        $0.16        $0.16      $0.16
ESOP Adjustment Per Share                 (8)      ($0.01)      ($0.01)      ($0.01)    ($0.01)
MRP Adjustment Per Share                  (8)      ($0.03)      ($0.03)      ($0.03)    ($0.03)
Normalizing Adjustment Per Share                    $0.00        $0.00        $0.00      $0.00
                                                    ------       ------       ------     -----
Proforma Earnings Per Share               (8)       $0.38        $0.34        $0.31      $0.29
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                    22,716       26,725       30,734     35,345
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                        19.74        22.06        24.19      25.86
Price/EPS with Adjustment                           19.74        22.06        24.19      25.86
Price/Book Value per Share                          94.16%      100.70%      106.04%    111.23%
Price/Tangible Book Value                           98.52%      104.93%      110.01%    115.07%
Market Value/Assets                                 29.95%       34.14%       38.09%     42.34%
                                                 --------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 12 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Excess of purchase price over fair market value.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 12 and 5 years respectively, and tax impacted at 36%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                               15,300      18,001       20,701      23,806
Price Per Share                                       $10         $10          $10         $10
                                                 ----------------------------------------------
Gross Proceeds                                    153,004     180,007      207,006     238,058
Estimated Insider Purchases                        -1,000      -1,000       -1,000      -1,000
ESOP Purchases                                     -6,120      -7,200       -8,280      -9,522
                                                 ----------------------------------------------
Proceeds to Base Fee On                           145,884     171,807      197,726     227,536
Underwriters Percentage                             0.00%       0.00%        0.00%       0.00%
                                                 ----------------------------------------------
Underwriters Fee                                        0           0            0           0
Advisory Fee                                            0           0            0           0
                                                 ----------------------------------------------
Total Underwriters Fee                                  0           0            0           0
All Other Expenses                                  1,935       1,935        1,935       1,935
                                                 ----------------------------------------------
Total Expense                                       1,935       1,935        1,935       1,935

---------------------------------------
Shares Calculations
---------------------------------------
Shares Outstanding                                 23,290      27,400       31,510      36,237
Less:  New ESOP Adjustment                            612         720          828         952
Less:  Old ESOP Adjustment               (1)            0           0            0           0
Plus:  New SOP 93-6 ESOP Shares          (2)           38          45           52          60
Plus:  Old SOP 93-6 ESOP Shares          (2)            0           0            0           0
                                                       --          --           --          --
Shares for all EPS Calculations                    22,716      26,725       30,734      35,345

Dilution of Stock Options                                      10.25%
Dilution of MRP                                                 4.10%

                                                                      Post Foundation
                                                 ----------------------------------------------------------
                                                                      Appraised Value
                                                 ----------------------------------------------------------
Conclusion                                          Minimum        Midpoint       Maximum      SuperMaximum
                                                 ----------------------------------------------------------
 Shares Issued and Exchanged                       23,290,000     27,400,000     31,510,000     36,236,500
 Price per Share                                          $10            $10            $10            $10
 Shares Issued to Foundation                                -              -              -              -
 Total Shares                                      23,290,000     27,400,000     31,510,000     36,236,500
 Exchange Shares                                    7,989,592      9,399,309     10,809,352     12,430,673
 Conversion Shares                                 15,300,408     18,000,691     20,700,648     23,805,827
 Implied Exhange Ratio                                 2.4580         2.8917         3.3255         3.8243
 Gross Proceeds                                  $153,004,080   $180,006,910   $207,006,480   $238,058,270
 Exchange Value                                   $79,895,920    $93,993,090   $108,093,520   $124,306,730
                                                 ----------------------------------------------------------

---------------------------------------
MRP Dilution
---------------------------------------
Shares Outstanding                                     23,290         27,400         31,510         36,237
Less:  New ESOP Adjustment                                612            720            828            952
Plus:  New MRP issued                    (1)              612            720            828            952
Plus:  New SOP 93-6 ESOP Shares          (2)               38             45             52             60
                                         (2)
Shares for all EPS Calculations                        23,328         27,445         31,562         36,297
EPS                                                    $ 0.38         $ 0.34         $ 0.32         $ 0.29

BV/Share                                               $10.34          $9.67          $9.18          $8.75


---------------------------------------
Option Dilution
---------------------------------------
Shares Outstanding                                     23,290         27,400         31,510         36,237
Less:  New ESOP Adjustment                                612            720            828            952
Plus:  Options                           (1)            1,530          1,800          2,070          2,381
Plus:  New SOP 93-6 ESOP Shares          (2)               38             45             52             60
                                         (2)
Shares for all EPS Calculations                        24,246         28,525         32,804         37,725
EPS                                                    $ 0.36         $ 0.32         $ 0.30         $ 0.27

BV/Share                                               $10.57          $9.93          $9.45          $9.04


Aftertax expense                                           $0             $0             $0             $0

EPS                                                     $0.38          $0.34          $0.31          $0.29

Adjusted EPS                                             0.38           0.35           0.32           0.29

                                     Page 8